Prospectus

Class A, B and C Shares

May 1, 2002

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

■	Goldman Sachs Balanced Strategy Portfolio

■	Goldman Sachs Growth and Income Strategy Portfolio

■	Goldman Sachs Growth Strategy Portfolio

■	Goldman Sachs Aggressive Growth Strategy Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser (the “Investment Adviser”) to four asset allocation portfolios: the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (the “Portfolios”). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the “Underlying Fixed-Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

Goldman Sachs’ Asset Allocation Investment Philosophy:
The Investment Adviser’s Quantitative Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. Our GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs’ proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

Portfolio Investment Objectives and Strategies

Goldman Sachs
Balanced Strategy Portfolio

PORTFOLIO FACTS

Objective:	Current income and long-term capital appreciation

Benchmarks:	S&P 500® Index Two-Year U.S. Treasury Security Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic fixed-income funds (approximately 60%), with the remaining balance in domestic and international stock funds and an allocation to a global bond fund

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORESM Large Cap Growth, CORE Large Cap Value and CORESM International Equity Funds and will invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

Goldman Sachs Growth and Income Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and current income

Benchmarks:	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index (unhedged) Lehman Brothers Aggregate Bond Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic and international fixed-income and stock funds

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and secondarily current income

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® Emerging Markets Free (EMF) Index

Investment Focus:	Primarily a blend of domestic large cap, small cap and international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a global bond fund

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and secondarily current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Goldman Sachs Aggressive Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® EMF Index

Investment Focus:	Equity funds, with a greater focus on international and small cap investments

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/ Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/ Fixed-Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range

Balanced Strategy
Equity	40%	20%-60%
Fixed-Income	60%	40%-80%

Growth and Income Strategy
Equity	60%	40%-80%
Fixed-Income	40%	20%-60%

Growth Strategy
Equity	80%	60%-100%
Fixed-Income	20%	0%-40%

Aggressive Growth Strategy
Equity	100%	75%-100%
Fixed-Income	0%	0%-25%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/ FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the “Additional Statement”) are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non- investment grade fixed-income securities (“junk bonds”), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.

■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

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Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.

Underlying Fund	Investment Objectives	Investment Criteria

CORE Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

CORE Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

CORESM Small Cap Equity	Long-term growth of capital.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	Substantially all, and at least 80%, of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITS and real estate industry companies.

CORE International Equity	Long-term growth of capital.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged MSCI® EAFE® Index. The Fund may employ certain currency management techniques.

International Growth Opportunities	Long-term capital appreciation.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies with public stock market capitalizations within $100 million and $4 billion at the time of investment that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.

Emerging Markets Equity	Long-term capital appreciation.	Substantially all, and at least 80%, of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in emerging country issuers. The Fund may employ certain currency management techniques.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

Financial Square Prime Obligations	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Maximum Dollar- Weighted Average Portfolio Maturity = 90 days	3-month Treasury bill

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration = 2 year U.S. Treasury Security plus or minus 0.5 years Maximum Duration*= 3 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.	Target Duration = Lehman Brothers Aggregate Bond Index plus or minus 1 year Maximum Duration*= 6 years	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum Duration*= 7.5 years	6-year government bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration = Lehman Brothers U.S. Corporate High Yield Bond Index plus or minus 2.5 years Maximum Duration* = 7.5 years	6-year U.S. Treasury note

*	Under normal interest rate conditions.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments

Money market instruments including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”); U.S. bank obligations, commercial paper and other short-term obligations of U.S. corporations, governmental and other entities; asset-backed and receivables-backed securities; and related repurchase agreements.	High Quality (short- term ratings of A-1, P-1 or comparable quality).	N/ A

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in U.S. Government Securities and repurchase agreements collateralized by such securities.	U.S. Government Securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities, including U.S. Government Securities, corporate, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB/ Baa (at time of purchase) Minimum for non-dollar securities = AA/Aa	Foreign fixed-income, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Securities of U.S. and foreign governments and corporations.	Minimum = BBB/ Baa (at time of purchase) At least 50% = AAA/Aaa	Mortgage-backed and asset-backed securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/ Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed-income securities, structured securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Principal Risks of the Underlying
Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund may default on its obligation to pay interest and repay principal.
■	Market Risk—The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Derivatives Risk—The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
■	Management Risk—The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
■	Liquidity Risk—The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	NAV Risk—The risk that the net asset value (“NAV”) of the Underlying Fund and the value of your investment will fluctuate.

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Geographic Risk—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, it may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of this or other Underlying Funds in issuers located in a particular country or region will subject an Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.
■	Foreign Risk—The risk that when an Underlying Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Small Cap Risk—Certain Underlying Funds may invest in small cap stocks. The securities of small capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.
■	“Junk Bond” Risk—Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of a Portfolio’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Portfolio’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’98 +7.04% Worst Quarter* Q3 ’98 -5.73%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	-7.97%	1.84%
Returns After Taxes on Distributions**	-9.38%	0.17%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-4.61%	0.74%
S&P 500® Index[1]	-11.88%	-1.03%
Two-Year U.S. Treasury Security[2]	7.90%	5.73%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	5.28%	0.49%

Class B (Inception 1/2/98)
Returns Before Taxes	-8.20%	1.77%
S&P 500® Index[1]	-11.88%	-1.03%
Two-Year U.S. Treasury Security[2]	7.90%	5.73%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	5.28%	0.49%

Class C (Inception 1/2/98)
Returns Before Taxes	-4.34%	2.56%
S&P 500® Index[1]	-11.88%	-1.03%
Two-Year U.S. Treasury Security[2]	7.90%	5.73%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	5.28%	0.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

Growth and Income Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’99 +10.22% Worst Quarter* Q3 ’98 -10.17%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	-12.37%	0.80%
Returns After Taxes on Distributions**	-13.62%	-0.53%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-7.09%	0.09%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Lehman Brothers Aggregate Bond Index[5]	8.44%	6.28%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	5.28%	0.49%

Class B (Inception 1/2/98)
Returns Before Taxes	-12.61%	0.70%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Lehman Brothers Aggregate Bond Index[5]	8.44%	6.28%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	5.28%	0.49%

Class C (Inception 1/2/98)
Returns Before Taxes	-8.84%	1.46%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Lehman Brothers Aggregate Bond Index[5]	8.44%	6.28%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	5.28%	0.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’99 +13.16% Worst Quarter* Q3 ’98 -14.23%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	-15.91%	-0.74%
Returns After Taxes on Distributions**	-16.77%	-1.58%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-9.30%	-0.92%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Russell 2000® Index[6]	2.49%	6.41%
MSCI® EMF Index[7]	-2.37%	4.07%

Class B (Inception 1/2/98)
Returns Before Taxes	-16.14%	-0.83%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Russell 2000® Index[6]	2.49%	6.41%
MSCI® EMF Index[7]	-2.37%	4.07%

Class C (Inception 1/2/98)
Returns Before Taxes	-12.58%	-0.05%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Russell 2000® Index[6]	2.49%	6.41%
MSCI® EMF Index[7]	-2.37%	4.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

Aggressive Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’99 +15.81% Worst Quarter* Q3 ’98 -17.19%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	-18.36%	-1.81%
Returns After Taxes on Distributions**	-18.36%	-2.27%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-11.18%	-1.57%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Russell 2000® Index[6]	2.49%	6.41%
MSCI® EMF Index[7]	-2.37%	4.07%

Class B (Inception 1/2/98)
Returns Before Taxes	-18.58%	-1.88%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Russell 2000® Index[6]	2.49%	6.41%
MSCI® EMF Index[7]	-2.37%	4.07%

Class C (Inception 1/2/98)
Returns Before Taxes	-15.17%	-1.10%
S&P 500® Index[1]	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)[4]	-21.21%	-4.79%
Russell 2000® Index[6]	2.49%	6.41%
MSCI® EMF Index[7]	-2.37%	4.07%

*	Please note that “Best Quarter” and “Worst quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

PORTFOLIO PERFORMANCE

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
[2]	The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
[3]	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.
[4]	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.
[5]	The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.
[6]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.
[7]	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

Portfolio Fees and Expenses
(Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Portfolio.

	Balanced Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.45%		0.45%		0.45%
Underlying Fund Expenses[6]	0.85%		0.85%		0.85%

Total Other and Underlying Fund Expenses	1.30%		1.30%		1.30%

Total Portfolio Operating Expenses*	1.90%		2.65%		2.65%

See page 30 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Balanced Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[6]	0.71%	0.71%	0.71%

Total Other and Underlying Fund Expenses	0.90%	0.90%	0.90%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.30%	2.05%	2.05%

PORTFOLIO FEES AND EXPENSES

	Growth and Income Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.25%		0.25%		0.25%
Underlying Fund Expenses[6]	0.95%		0.95%		0.95%

Total Other and Underlying Fund Expenses	1.20%		1.20%		1.20%

Total Portfolio Operating Expenses*	1.80%		2.55%		2.55%

See page 30 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Growth and Income Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[6]	0.83%	0.83%	0.83%

Total Other and Underlying Fund Expenses	1.02%	1.02%	1.02%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.42%	2.17%	2.17%

Portfolio Fees and Expenses continued

	Growth Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.28%		0.28%		0.28%
Underlying Fund Expenses[6]	1.00%		1.00%		1.00%

Total Other and Underlying Fund Expenses	1.28%		1.28%		1.28%

Total Portfolio Operating Expenses*	1.88%		2.63%		2.63%

See page 30 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Growth Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[6]	0.90%	0.90%	0.90%

Total Other and Underlying Fund Expenses	1.09%	1.09%	1.09%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.49%	2.24%	2.24%

PORTFOLIO FEES AND EXPENSES

	Aggressive Growth Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.37%		0.37%		0.37%
Underlying Fund Expenses[6]	1.08%		1.08%		1.08%

Total Other and Underlying Fund Expenses	1.45%		1.45%		1.45%

Total Portfolio Operating Expenses*	2.05%		2.80%		2.80%

See page 30 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Aggressive Growth Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[6]	0.96%	0.96%	0.96%

Total Other and Underlying Fund Expenses	1.15%	1.15%	1.15%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.55%	2.30%	2.30%

Portfolio Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Portfolios’ annual operating expenses are based on actual expenses. “Underlying Fund Expenses” for each Portfolio are based upon the strategic allocation of each Portfolio’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
[7]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios’ average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Portfolio’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio’s average daily net assets.

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced Strategy
Class A Shares	$182	$564	$970	$2,100
Class B Shares
– Assuming complete redemption at end of period	$768	$1,123	$1,605	$2,802
– Assuming no redemption	$268	$823	$1,405	$2,802
Class C Shares
– Assuming complete redemption at end of period	$368	$823	$1,405	$2,983
– Assuming no redemption	$268	$823	$1,405	$2,983

Growth and Income Strategy
Class A Shares	$173	$535	$921	$2,000
Class B Shares
– Assuming complete redemption at end of period	$758	$1,093	$1,555	$2,702
– Assuming no redemption	$258	$793	$1,355	$2,702
Class C Shares
– Assuming complete redemption at end of period	$358	$793	$1,355	$2,885
– Assuming no redemption	$258	$793	$1,355	$2,885

Growth Strategy
Class A Shares	$180	$558	$960	$2,080
Class B Shares
– Assuming complete redemption at end of period	$766	$1,117	$1,595	$2,782
– Assuming no redemption	$266	$817	$1,395	$2,782
Class C Shares
– Assuming complete redemption at end of period	$366	$817	$1,395	$2,964
– Assuming no redemption	$266	$817	$1,395	$2,964

Portfolio Fees and Expenses continued

Portfolio	1 Year	3 Years	5 Years	10 Years

Aggressive Growth Strategy
Class A Shares	$197	$607	$1,043	$2,248
Class B Shares
– Assuming complete redemption at end of period	$783	$1,168	$1,679	$2,949
– Assuming no redemption	$283	$868	$1,479	$2,949
Class C Shares
– Assuming complete redemption at end of period	$383	$868	$1,479	$3,128
– Assuming no redemption	$283	$868	$1,479	$3,128

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Portfolio shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares or for services to their customers’ accounts and/or the Portfolios. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?”

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Strategy Growth and Income Strategy Growth Strategy Aggressive Growth Strategy

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Investment Adviser	Underlying Fund

Goldman Sachs Funds Management, L.P. (“GSFM”) 32 Old Slip New York, New York 10005	Short Duration Government

Goldman Sachs Asset Management International (“GSAMI”) Procession House 55 Ludgate Hill London, England EC4M 7JW	International Growth Opportunities Emerging Markets Equity Global Income

GSAM is a business unit of IMD of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 2001, GSAM, GSAMI, and GSFM, along with other units of IMD, had assets under management of $329.6 billion.

Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2001

Balanced Strategy	0.35%	0.15%

Growth and Income Strategy	0.35%	0.15%

Growth Strategy	0.35%	0.15%

Aggressive Growth Strategy	0.35%	0.15%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

SERVICE PROVIDERS

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund’s most recent fiscal year. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund’s average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

		Total Net
	Contractual	Operating
	Management	Expense
Underlying Fund	Fee	Ratio

Financial Square Prime Obligations	0.205%	0.18%

Short Duration Government	0.50%	0.54%

Core Fixed Income	0.40%	0.54%

Global Income	0.90%	0.69%

High Yield	0.70%	0.76%

CORE Large Cap Growth	0.75%	0.76%

CORE Large Cap Value	0.60%	0.70%

CORE Small Cap Equity	0.85%	0.93%

CORE International Equity	0.85%	1.01%

International Growth Opportunities	1.20%	1.40%

Emerging Markets Equity	1.20%	1.59%

Real Estate Securities	1.00%	1.04%

PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Strategies Group

■	The 38-person Quantitative Strategies Group includes nine Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

______________________________________________________________________________________________________________

Quantitative Strategies Group

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Mark M. Carhart, Ph.D., CFA Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Dr. Carhart joined the Investment Adviser as a member of the Quantitative Strategies Group in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Raymond J. Iwanowski Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Joseph DeLuca Vice President, Portfolio and Product Manager	Since 2001	Mr. DeLuca joined the Investment Adviser in 2001. From 1997 to 2001, he worked in the Risk Management group of Goldman Sachs. From 1992 to 1997, he worked in the Structured Finance Services and Management Consulting groups at Chase Manhattan Bank.

SERVICE PROVIDERS

Quantitative Strategies Group

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Katinka Domotorffy, CFA Portfolio Manager	Since 2001	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies Group in 1998. Prior to joining Goldman Sachs, she received her M.S. in Finance from the London School of Economics in 1998, and her B.S. from the University of Pennsylvania in 1997.

Giorgio De Santis, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. DeSantis joined the Investment Adviser in 1998. From 1992 to 1998, he was Assistant Professor of Finance and Business Economics at the Marshall School of Business at USC.

William J. Fallon, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. Fallon joined the Investment Adviser in 1998. From 1996 to 1998, he worked in the Firmwide Risk Group of Goldman Sachs. From 1991 to 1996, he attended Columbia University, where he earned a Ph.D. in Finance.

Silverio Foresi, Ph.D. Portfolio Manager	Since 2000	Dr. Foresi joined the Investment Adviser in 1999. From 1997 to 1999, he was head of Research in Emerging Markets Fixed Income Derivatives Trading at Salomon Brothers. From 1990 to 1997, Dr. Foresi was an Assistant Professor of Finance at New York University.

Guang-Liang He, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. He joined the Investment Adviser in 1998. In 1997, he worked in the Firmwide Risk Group of Goldman Sachs. From 1992 to 1997, he worked at Quantitative Financial Strategies, Inc. where he was responsible for the research and development of proprietary trading models.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

Dividends

Each Portfolio pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Portfolio	Dividends	Distributions

Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Aggressive Growth Strategy	Annually	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolios’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Portfolios?
You may purchase shares of the Portfolios through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Portfolio, you must furnish to the Portfolio, Goldman Sachs or your Authorized Dealer the information in the Account Application.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Portfolio

or

Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Portfolio and Class of Shares)
–	NFDS will not accept checks drawn on foreign banks, third-party checks, cashier’s checks, temporary checks, electronic fund transfers, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Portfolio’s custodian). Please call the Portfolios at 1-800-526-7384 to get detailed instructions on how to wire your money.

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What Is My Minimum Investment In The Portfolios?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Portfolios offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Portfolio.
■	Close a Portfolio to new investors from time to time and reopen a Portfolio whenever it is deemed appropriate by a Portfolio’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Portfolios may allow you to purchase shares with securities instead of cash if consistent with a Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Portfolio’s next determined NAV for a share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Portfolios’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Portfolio’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Portfolio shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Portfolios receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Portfolios receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

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Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, the NAV of a Portfolio that holds foreign securities may be impacted on days when investors may not purchase or redeem Portfolio shares.

In addition, the impact of events that occur after the publication of market quotations used by a Portfolio to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Portfolio’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Portfolio is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million,

0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Portfolios which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Portfolio;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by

SHAREHOLDER GUIDE

one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds, if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Portfolio if you no longer are eligible for the exemption. The Portfolio will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Portfolios’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Portfolios at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class B Shares,

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including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Portfolio will automatically convert into Class A Shares of the same Portfolio at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Portfolio by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Portfolios at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Portfolios will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Portfolios reserve the right to limit such

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redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

    Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Portfolios?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Portfolio will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or

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■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Portfolio will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Portfolio will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 as a result of a redemption. The Portfolios will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Portfolios will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Portfolios in order to avoid such redemption.

SHAREHOLDER GUIDE

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Portfolio as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Portfolio that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Portfolio?
You may redeem shares of a Portfolio and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares— Class A Shares of the same Portfolio or another Goldman Sachs Fund
■	Class C Shares— Class C Shares of the same Portfolio or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Portfolio To Another?
You may exchange shares of a Portfolio at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery— Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you

SHAREHOLDER GUIDE

acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.
■	A signature guarantee may be required (see details above).

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Portfolio performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Portfolio Be Invested In Other Portfolios?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Portfolio in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Portfolio into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Portfolio which is paying the dividend or from which the exchange is being made.

SHAREHOLDER GUIDE

■	You must invest an amount in the Portfolio into which cross-reinvestments or automatic exchanges are being made that is equal to that Portfolio’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Portfolio into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Portfolio.
■	Checks are generally mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.

The Portfolios do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Portfolio shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Portfolio are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Portfolio and its Transfer Agent. Since the Portfolios will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Portfolio involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Portfolio will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Portfolios within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

SHAREHOLDER GUIDE

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Portfolio for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Portfolio’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Portfolio’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios may deduct these taxes in computing their taxable income.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed-Income Funds invest primarily in fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

The Short-Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and does not make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Recently, certain stock markets have experienced substantial price volatility.

The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 57% to 315% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

APPENDIX A

B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization Companies. Certain Underlying Funds may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a certain Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

APPENDIX A

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be fully assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities an Underlying Fund may hold, or the impact, if any, on an Underlying Fund’s performance. During the first two years of the euro’s existence, the exchange rate of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated

APPENDIX A

that an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Underlying Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, their investment advisers do not currently anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. An Underlying Fund’s transactions, if any, in options, futures, options on futures, swaps, options on swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total

APPENDIX A

return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a

APPENDIX A

significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Geographic Risks. The Global Income Fund is registered as a “non-diversified” fund under the Investment Company Act of 1940 (the “Act”) and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Further information is provided in the Additional Statement, which is available upon request. An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes the Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Underlying Funds (other than CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”)) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate

APPENDIX A

mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of

APPENDIX A

participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s average portfolio maturity. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S.

banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

APPENDIX A

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. The International Growth Opportunities and the Emerging Markets Equity Funds may invest up to 20% of their net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

APPENDIX A

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund’s net assets.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.

APPENDIX A

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which an Underlying Fund may invest include money market funds which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

APPENDIX A

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard and Poor’s Depositary Receipts™. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (the “AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.
■	iSharesSM (formerly called World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Equity Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Certain Underlying Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

APPENDIX A

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

Repurchase Agreements. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by an Underlying Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, an Underlying Fund could suffer additional losses if the collateral held by the Underlying Fund is subject to a court “stay” that prevents the Underlying Fund from promptly selling the collateral. If this occurs, the Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, an Underlying Fund could experience a loss if a court determines that the Underlying Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Underlying Fund may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not

APPENDIX A

currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years (or less if the Portfolio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Portfolios’ previous independent accountants.

BALANCED STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.16	$0.30	(d)	$(0.58)	$(0.28)
2001 - Class B Shares	10.16	0.23	(d)	(0.59)	(0.36)
2001 - Class C Shares	10.17	0.23	(d)	(0.59)	(0.36)
2001 - Institutional Shares	10.16	0.36	(d)	(0.60)	(0.24)
2001 - Service Shares	10.17	0.29	(d)	(0.58)	(0.29)

2000 - Class A Shares	10.99	0.48	(d)	(0.54)	(0.06)
2000 - Class B Shares	10.98	0.39	(d)	(0.53)	(0.14)
2000 - Class C Shares	10.99	0.39	(d)	(0.53)	(0.14)
2000 - Institutional Shares	10.99	0.53	(d)	(0.55)	(0.02)
2000 - Service Shares	10.99	0.61	(d)	(0.68)	(0.07)

1999 - Class A Shares	10.31	0.34		0.73	1.07
1999 - Class B Shares	10.31	0.26		0.72	0.98
1999 - Class C Shares	10.32	0.27		0.71	0.98
1999 - Institutional Shares	10.32	0.37		0.74	1.11
1999 - Service Shares	10.31	0.33		0.73	1.06

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.25		0.38	0.63
1998 - Class B Shares	10.00	0.19		0.38	0.57
1998 - Class C Shares	10.00	0.19		0.39	0.58
1998 - Institutional Shares	10.00	0.30		0.39	0.69
1998 - Service Shares	10.00	0.25		0.37	0.62

See page 106 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.31)	$—	$(0.14)	$(0.45)	$9.43	(2.62)%	$31,539	0.59%

(0.23)	—	(0.14)	(0.37)	9.43	(3.37)	23,643	1.34

(0.23)	—	(0.14)	(0.37)	9.44	(3.38)	16,354	1.34

(0.35)	—	(0.14)	(0.49)	9.43	(2.21)	9,278	0.19

(0.30)	—	(0.14)	(0.44)	9.44	(3.28)	897	0.69

(0.50)	(0.01)	(0.26)	(0.77)	10.16	(0.66)	34,056	0.59
(0.41)	(0.01)	(0.26)	(0.68)	10.16	(1.33)	27,326	1.34
(0.41)	(0.01)	(0.26)	(0.68)	10.17	(1.31)	19,567	1.34
(0.54)	(0.01)	(0.26)	(0.81)	10.16	(0.25)	1,924	0.19
(0.48)	(0.01)	(0.26)	(0.75)	10.17	(0.11)	805	0.69

(0.34)	(0.05)	—	(0.39)	10.99	10.58	39,774	0.59
(0.26)	(0.05)	—	(0.31)	10.98	9.66	32,932	1.34
(0.27)	(0.04)	—	(0.31)	10.99	9.63	23,354	1.34
(0.37)	(0.07)	—	(0.44)	10.99	10.92	1,753	0.19
(0.33)	(0.05)	—	(0.38)	10.99	10.47	419	0.69

(0.25)	(0.03)	(0.04)	(0.32)	10.31	6.38	40,237	0.60	(b)
(0.19)	(0.03)	(0.04)	(0.26)	10.31	5.75	33,763	1.30	(b)
(0.19)	(0.03)	(0.04)	(0.26)	10.32	5.83	24,195	1.30	(b)
(0.30)	(0.03)	(0.04)	(0.37)	10.32	6.99	205	0.24	(b)
(0.25)	(0.02)	(0.04)	(0.31)	10.31	6.30	456	0.74	(b)

BALANCED STRATEGY PORTFOLIO (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income		Portfolio
	average		average		to average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	3.09%		1.05%		2.63%		51%
2001 - Class B Shares	2.34		1.80		1.88		51
2001 - Class C Shares	2.34		1.80		1.88		51
2001 - Institutional Shares	3.74		0.65		3.28		51
2001 - Service Shares	2.99		1.15		2.53		51

2000 - Class A Shares	4.45		1.09		3.95		23
2000 - Class B Shares	3.60		1.84		3.10		23
2000 - Class C Shares	3.59		1.84		3.09		23
2000 - Institutional Shares	4.94		0.69		4.44		23
2000 - Service Shares	5.70		1.19		5.20		23

1999 - Class A Shares	3.17		1.05		2.71		51
1999 - Class B Shares	2.42		1.80		1.96		51
1999 - Class C Shares	2.40		1.80		1.94		51
1999 - Institutional Shares	3.93		0.65		3.47		51
1999 - Service Shares	3.04		1.15		2.58		51

For the Period Ended December 31,(c)
1998 - Class A Shares	3.03	(b)	1.46	(b)	2.17	(b)	51
1998 - Class B Shares	2.38	(b)	2.08	(b)	1.60	(b)	51
1998 - Class C Shares	2.34	(b)	2.08	(b)	1.56	(b)	51
1998 - Institutional Shares	3.55	(b)	1.02	(b)	2.77	(b)	51
1998 - Service Shares	2.90	(b)	1.52	(b)	2.12	(b)	51

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GROWTH AND INCOME STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.64	$0.21	(d)	$(0.98)	$(0.77)
2001 - Class B Shares	10.62	0.14	(d)	(0.99)	(0.85)
2001 - Class C Shares	10.61	0.14	(d)	(0.98)	(0.84)
2001 - Institutional Shares	10.66	0.25	(d)	(0.99)	(0.74)
2001 - Service Shares	10.62	0.20	(d)	(0.98)	(0.78)

2000 - Class A Shares	11.71	0.38	(d)	(0.92)	(0.54)
2000 - Class B Shares	11.69	0.29	(d)	(0.92)	(0.63)
2000 - Class C Shares	11.69	0.29	(d)	(0.93)	(0.64)
2000 - Institutional Shares	11.71	0.44	(d)	(0.91)	(0.47)
2000 - Service Shares	11.69	0.37	(d)	(0.92)	(0.55)

1999 - Class A Shares	10.38	0.22		1.40	1.62
1999 - Class B Shares	10.36	0.14		1.40	1.54
1999 - Class C Shares	10.36	0.14		1.40	1.54
1999 - Institutional Shares	10.39	0.27		1.39	1.66
1999 - Service Shares	10.37	0.20		1.40	1.60

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.18		0.47	0.65
1998 - Class B Shares	10.00	0.12		0.46	0.58
1998 - Class C Shares	10.00	0.12		0.46	0.58
1998 - Institutional Shares	10.00	0.20		0.49	0.69
1998 - Service Shares	10.00	0.16		0.48	0.64

See page 106 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.22)	$—	$(0.27)	$(0.49)	$9.38	(7.27)%	$123,586	0.59%
(0.14)	—	(0.27)	(0.41)	9.36	(8.01)	89,089	1.34
(0.14)	—	(0.27)	(0.41)	9.36	(7.92)	60,569	1.34
(0.26)	—	(0.27)	(0.53)	9.39	(6.95)	18,107	0.19
(0.21)	—	(0.27)	(0.48)	9.36	(7.35)	1,866	0.69

(0.41)	(0.05)	(0.07)	(0.53)	10.64	(4.54)	158,430	0.59
(0.33)	(0.04)	(0.07)	(0.44)	10.62	(5.28)	116,542	1.34
(0.33)	(0.04)	(0.07)	(0.44)	10.61	(5.36)	78,144	1.34
(0.45)	(0.06)	(0.07)	(0.58)	10.66	(3.99)	18,763	0.19
(0.40)	(0.05)	(0.07)	(0.52)	10.62	(4.63)	1,570	0.69

(0.22)	(0.06)	(0.01)	(0.29)	11.71	15.79	195,153	0.59
(0.14)	(0.06)	(0.01)	(0.21)	11.69	14.95	143,686	1.34
(0.14)	(0.06)	(0.01)	(0.21)	11.69	14.94	95,523	1.34
(0.27)	(0.06)	(0.01)	(0.34)	11.71	16.14	29,200	0.19
(0.20)	(0.07)	(0.01)	(0.28)	11.69	15.60	1,856	0.69

(0.18)	(0.04)	(0.05)	(0.27)	10.38	6.55	181,441	0.60	(b)
(0.12)	(0.05)	(0.05)	(0.22)	10.36	5.82	138,914	1.30	(b)
(0.12)	(0.05)	(0.05)	(0.22)	10.36	5.80	100,711	1.30	(b)
(0.20)	(0.05)	(0.05)	(0.30)	10.39	6.96	9,030	0.23	(b)
(0.16)	(0.06)	(0.05)	(0.27)	10.37	6.43	1,354	0.73	(b)

GROWTH AND INCOME STRATEGY PORTFOLIO (continued)

			Ratios assuming no
			expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income to		Portfolio
	average		average		average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	2.11%		0.85%		1.85%		42%
2001 - Class B Shares	1.36		1.60		1.10		42
2001 - Class C Shares	1.36		1.60		1.10		42
2001 - Institutional Shares	2.52		0.45		2.26		42
2001 - Service Shares	2.05		0.95		1.79		42

2000 - Class A Shares	3.35		0.87		3.07		20
2000 - Class B Shares	2.57		1.62		2.29		20
2000 - Class C Shares	2.57		1.62		2.29		20
2000 - Institutional Shares	3.87		0.47		3.59		20
2000 - Service Shares	3.26		0.97		2.98		20

1999 - Class A Shares	2.00		0.85		1.74		49
1999 - Class B Shares	1.24		1.60		0.98		49
1999 - Class C Shares	1.23		1.60		0.97		49
1999 - Institutional Shares	2.53		0.45		2.27		49
1999 - Service Shares	1.91		0.95		1.65		49

For the Period Ended December 31,(c)
1998 - Class A Shares	2.37	(b)	1.05	(b)	1.92	(b)	42
1998 - Class B Shares	1.72	(b)	1.68	(b)	1.34	(b)	42
1998 - Class C Shares	1.68	(b)	1.68	(b)	1.30	(b)	42
1998 - Institutional Shares	2.97	(b)	0.61	(b)	2.59	(b)	42
1998 - Service Shares	2.28	(b)	1.11	(b)	1.90	(b)	42

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GROWTH STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.88	$0.11	(d)	$(1.32)	$(1.21)
2001 - Class B Shares	10.86	0.03	(d)	(1.31)	(1.28)
2001 - Class C Shares	10.87	0.03	(d)	(1.31)	(1.28)
2001 - Institutional Shares	10.87	0.16	(d)	(1.32)	(1.16)
2001 - Service Shares	10.86	0.10	(d)	(1.33)	(1.23)

2000 - Class A Shares	12.24	0.22	(d)	(1.28)	(1.06)
2000 - Class B Shares	12.21	0.13	(d)	(1.27)	(1.14)
2000 - Class C Shares	12.22	0.13	(d)	(1.27)	(1.14)
2000 - Institutional Shares	12.23	0.25	(d)	(1.26)	(1.01)
2000 - Service Shares	12.22	0.23	(d)	(1.29)	(1.06)

1999 - Class A Shares	10.29	0.11		2.03	2.14
1999 - Class B Shares	10.28	0.02		2.02	2.04
1999 - Class C Shares	10.28	0.02		2.03	2.05
1999 - Institutional Shares	10.29	0.13		2.05	2.18
1999 - Service Shares	10.29	0.09		2.03	2.12

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.10		0.36	0.46
1998 - Class B Shares	10.00	0.05		0.35	0.40
1998 - Class C Shares	10.00	0.05		0.35	0.40
1998 - Institutional Shares	10.00	0.12		0.37	0.49
1998 - Service Shares	10.00	0.09		0.35	0.44

See page 106 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.13)	$—	$(0.24)	$(0.37)	$9.30	(11.03)%	$93,313	0.59%
(0.05)	—	(0.24)	(0.29)	9.29	(11.72)	81,563	1.34
(0.05)	—	(0.24)	(0.29)	9.30	(11.69)	53,001	1.34
(0.17)	—	(0.24)	(0.41)	9.30	(10.55)	7,324	0.19
(0.12)	—	(0.24)	(0.36)	9.27	(11.16)	940	0.69

(0.22)	(0.08)	—	(0.30)	10.88	(8.68)	117,857	0.59
(0.15)	(0.06)	—	(0.21)	10.86	(9.39)	106,080	1.34
(0.15)	(0.06)	—	(0.21)	10.87	(9.36)	65,681	1.34
(0.25)	(0.10)	—	(0.35)	10.87	(8.28)	4,234	0.19
(0.22)	(0.08)	—	(0.30)	10.86	(8.67)	692	0.69

(0.11)	(0.08)	—	(0.19)	12.24	20.85	130,322	0.59
(0.02)	(0.09)	—	(0.11)	12.21	19.87	121,937	1.34
(0.02)	(0.09)	—	(0.11)	12.22	19.96	70,127	1.34
(0.13)	(0.11)	—	(0.24)	12.23	21.24	5,891	0.19
(0.09)	(0.10)	—	(0.19)	12.22	20.62	735	0.69

(0.10)	(0.02)	(0.05)	(0.17)	10.29	4.62	128,832	0.60	(b)
(0.05)	(0.02)	(0.05)	(0.12)	10.28	3.98	109,246	1.30	(b)
(0.05)	(0.02)	(0.05)	(0.12)	10.28	3.96	63,925	1.30	(b)
(0.12)	(0.03)	(0.05)	(0.20)	10.29	4.92	2,205	0.23	(b)
(0.09)	(0.01)	(0.05)	(0.15)	10.29	4.45	378	0.73	(b)

GROWTH STRATEGY PORTFOLIO (continued)

			Ratios assuming no
			expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income (loss) to		Portfolio
	average		average		average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	1.09%		0.88%		0.80%		40%
2001 - Class B Shares	0.34		1.63		0.05		40
2001 - Class C Shares	0.34		1.63		0.05		40
2001 - Institutional Shares	1.65		0.48		1.36		40
2001 - Service Shares	1.01		0.98		0.72		40

2000 - Class A Shares	1.83		0.89		1.53		23
2000 - Class B Shares	1.08		1.64		0.78		23
2000 - Class C Shares	1.11		1.64		0.81		23
2000 - Institutional Shares	2.10		0.49		1.80		23
2000 - Service Shares	1.95		0.99		1.65		23

1999 - Class A Shares	0.90		0.87		0.62		50
1999 - Class B Shares	0.17		1.62		(0.11)		50
1999 - Class C Shares	0.16		1.62		(0.12)		50
1999 - Institutional Shares	1.40		0.47		1.12		50
1999 - Service Shares	0.87		0.97		0.59		50

For the Period Ended December 31,(c)
1998 - Class A Shares	1.50	(b)	1.15	(b)	0.95	(b)	38
1998 - Class B Shares	0.83	(b)	1.78	(b)	0.35	(b)	38
1998 - Class C Shares	0.79	(b)	1.78	(b)	0.31	(b)	38
1998 - Institutional Shares	2.88	(b)	0.71	(b)	2.40	(b)	38
1998 - Service Shares	1.63	(b)	1.21	(b)	1.15	(b)	38

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AGGRESSIVE GROWTH STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset	Net
	value at	investment		Net realized	Total from
	beginning	income		and unrealized	investment
	of period	(loss)		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.71	$(0.01	) (d)	$(1.45)	$(1.46)
2001 - Class B Shares	10.70	(0.08	) (d)	(1.45)	(1.53)
2001 - Class C Shares	10.69	(0.08	) (d)	(1.45)	(1.53)
2001 - Institutional Shares	10.70	0.02	(d)	(1.45)	(1.43)
2001 - Service Shares	10.68	(0.02	) (d)	(1.45)	(1.47)

2000 - Class A Shares	12.61	0.03	(d)	(1.49)	(1.46)
2000 - Class B Shares	12.57	(0.06	) (d)	(1.47)	(1.53)
2000 - Class C Shares	12.57	(0.05	) (d)	(1.47)	(1.52)
2000 - Institutional Shares	12.60	0.10	(d)	(1.51)	(1.41)
2000 - Service Shares	12.59	0.04	(d)	(1.51)	(1.47)

1999 - Class A Shares	10.16	0.02		2.56	2.58
1999 - Class B Shares	10.14	(0.07)		2.54	2.47
1999 - Class C Shares	10.15	(0.06)		2.53	2.47
1999 - Institutional Shares	10.16	0.06		2.55	2.61
1999 - Service Shares	10.15	—		2.55	2.55

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.05		0.20	0.25
1998 - Class B Shares	10.00	0.01		0.18	0.19
1998 - Class C Shares	10.00	0.01		0.19	0.20
1998 - Institutional Shares	10.00	0.07		0.20	0.27
1998 - Service Shares	10.00	0.04		0.21	0.25

See page 106 for all footnotes.

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$—	$—	$—	$—	$9.25	(13.63)%	$48,639	0.59%
—	—	—	—	9.17	(14.30)	30,013	1.34
—	—	—	—	9.16	(14.31)	25,571	1.34
—	—	—	—	9.27	(13.36)	7,248	0.19
—	—	—	—	9.21	(13.76)	153	0.69

—	(0.15)	(0.29)	(0.44)	10.71	(11.47)	53,480	0.59
—	(0.05)	(0.29)	(0.34)	10.70	(12.07)	39,885	1.34
—	(0.07)	(0.29)	(0.36)	10.69	(12.00)	32,695	1.34
—	(0.20)	(0.29)	(0.49)	10.70	(11.07)	6,011	0.19
—	(0.15)	(0.29)	(0.44)	10.68	(11.55)	146	0.69

(0.02)	(0.11)	—	(0.13)	12.61	25.39	58,387	0.59
—	(0.04)	—	(0.04)	12.57	24.41	47,462	1.34
—	(0.05)	—	(0.05)	12.57	24.35	28,573	1.34
(0.06)	(0.11)	—	(0.17)	12.60	25.74	3,570	0.19
—	(0.11)	—	(0.11)	12.59	25.17	137	0.69

(0.05)	—	(0.04)	(0.09)	10.16	2.57	47,135	0.60	(b)
(0.01)	—	(0.04)	(0.05)	10.14	1.93	41,204	1.30	(b)
(0.01)	—	(0.04)	(0.05)	10.15	2.04	21,726	1.30	(b)
(0.07)	—	(0.04)	(0.11)	10.16	2.80	124	0.24	(b)
(0.04)	(0.02)	(0.04)	(0.10)	10.15	2.54	121	0.74	(b)

AGGRESSIVE GROWTH STRATEGY PORTFOLIO (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss) to	expenses to		income (loss) to		Portfolio
	average	average		average		turnover
	net assets	net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	(0.11)%	0.97%		(0.49)%		43%
2001 - Class B Shares	(0.87)	1.72		(1.25)		43
2001 - Class C Shares	(0.86)	1.72		(1.24)		43
2001 - Institutional Shares	0.25	0.57		(0.13)		43
2001 - Service Shares	(0.20)	1.07		(0.58)		43

2000 - Class A Shares	0.28	0.99		(0.12)		19
2000 - Class B Shares	(0.49)	1.74		(0.89)		19
2000 - Class C Shares	(0.42)	1.74		(0.82)		19
2000 - Institutional Shares	0.84	0.59		0.44		19
2000 - Service Shares	0.30	1.09		(0.10)		19

1999 - Class A Shares	0.12	1.00		(0.29)		47
1999 - Class B Shares	(0.63)	1.75		(1.04)		47
1999 - Class C Shares	(0.61)	1.75		(1.02)		47
1999 - Institutional Shares	0.66	0.60		0.25		47
1999 - Service Shares	—	1.10		(0.41)		47

For the Period Ended December 31,(c)
1998 - Class A Shares	0.91 (b)	1.42	(b)	0.09	(b)	26
1998 - Class B Shares	0.14 (b)	2.05	(b)	(0.61	)(b)	26
1998 - Class C Shares	0.16 (b)	2.05	(b)	(0.59	)(b)	26
1998 - Institutional Shares	8.17 (b)	0.99	(b)	7.42	(b)	26
1998 - Service Shares	0.76 (b)	1.49	(b)	0.01	(b)	26

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(b)	Annualized.
(c)	Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Expense ratios exclude expenses of the Underlying Funds.

Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies
3 Goldman Sachs Balanced Strategy Portfolio
4 Goldman Sachs Growth and Income Strategy Portfolio
5 Goldman Sachs Growth Strategy Portfolio
6 Goldman Sachs Aggressive Growth Strategy Portfolio

7 Principal Investment Strategies

9 Principal Risks of the Portfolios

12 Description of the Underlying Funds

16 Principal Risks of the Underlying Funds

20 Portfolio Performance

26 Portfolio Fees and Expenses

33 Service Providers

39 Dividends

40 Shareholder Guide
40	How To Buy Shares
50	How To Sell Shares

61 Taxation

63 Appendix A Additional Information on the Underlying Funds

92 Appendix B Financial Highlights

Asset Allocation Portfolios Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement Of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus only)

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolios’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

522661
AAPRO

Prospectus

Service Shares

May 1, 2002

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

■	Goldman Sachs Balanced Strategy Portfolio

■	Goldman Sachs Growth and Income Strategy Portfolio

■	Goldman Sachs Growth Strategy Portfolio

■	Goldman Sachs Aggressive Growth Strategy Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser (the “Investment Adviser”) to four asset allocation portfolios: the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (the “Portfolios”). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the “Underlying Fixed-Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

Goldman Sachs’ Asset Allocation Investment Philosophy:
The Investment Adviser’s Quantitative Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. Our GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

1

be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs’ proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

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Portfolio Investment Objectives and Strategies

Goldman Sachs
Balanced Strategy Portfolio

PORTFOLIO FACTS

Objective:	Current income and long-term capital appreciation

Benchmarks:	S&P 500® Index Two-Year U.S. Treasury Security Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic fixed-income funds (approximately 60%), with the remaining balance in domestic and international stock funds and an allocation to a global bond fund

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORESM Large Cap Growth, CORE Large Cap Value and CORESM International Equity Funds and will invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

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Goldman Sachs Growth and Income Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and current income

Benchmarks:	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index (unhedged) Lehman Brothers Aggregate Bond Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic and international fixed-income and stock funds

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

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PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and secondarily current income

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® Emerging Markets Free (EMF) Index

Investment Focus:	Primarily a blend of domestic large cap, small cap and international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a global bond fund

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and secondarily current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

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Goldman Sachs Aggressive Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® EMF Index

Investment Focus:	Equity funds, with a greater focus on international and small cap investments

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

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Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/ Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/ Fixed-Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range

Balanced Strategy
Equity	40%	20%-60%
Fixed-Income	60%	40%-80%

Growth and Income Strategy
Equity	60%	40%-80%
Fixed-Income	40%	20%-60%

Growth Strategy
Equity	80%	60%-100%
Fixed-Income	20%	0%-40%

Aggressive Growth Strategy
Equity	100%	75%-100%
Fixed-Income	0%	0%-25%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

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While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/ FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the “Additional Statement”) are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

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Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non- investment grade fixed-income securities (“junk bonds”), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other

9

investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

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Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.

Underlying Fund	Investment Objectives	Investment Criteria

CORE Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

CORE Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

CORESM Small Cap Equity	Long-term growth of capital.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

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DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	Substantially all, and at least 80%, of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITS and real estate industry companies.

CORE International Equity	Long-term growth of capital.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged MSCI® EAFE® Index. The Fund may employ certain currency management techniques.

International Growth Opportunities	Long-term capital appreciation.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies with public stock market capitalizations within $100 million and $4 billion at the time of investment that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.

Emerging Markets Equity	Long-term capital appreciation.	Substantially all, and at least 80%, of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in emerging country issuers. The Fund may employ certain currency management techniques.

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Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

Financial Square Prime Obligations	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Maximum Dollar- Weighted Average Portfolio Maturity = 90 days	3-month Treasury bill

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration = 2 year U.S. Treasury Security plus or minus 0.5 years Maximum Duration*= 3 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.	Target Duration = Lehman Brothers Aggregate Bond Index plus or minus 1 year Maximum Duration*= 6 years	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum Duration*= 7.5 years	6-year government bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration = Lehman Brothers U.S. Corporate High Yield Bond Index plus or minus 2.5 years Maximum Duration* = 7.5 years	6-year U.S. Treasury note

*	Under normal interest rate conditions.

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DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments

Money market instruments including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”); U.S. bank obligations, commercial paper and other short-term obligations of U.S. corporations, governmental and other entities; asset-backed and receivables-backed securities; and related repurchase agreements.	High Quality (short- term ratings of A-1, P-1 or comparable quality).	N/ A

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in U.S. Government Securities and repurchase agreements collateralized by such securities.	U.S. Government Securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities, including U.S. Government Securities, corporate, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB/ Baa (at time of purchase) Minimum for non-dollar securities = AA/ Aa	Foreign fixed-income, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Securities of U.S. and foreign governments and corporations.	Minimum = BBB/ Baa (at time of purchase) At least 50% = AAA/ Aaa	Mortgage-backed and asset-backed securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/ Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed-income securities, structured securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

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Principal Risks of the Underlying
Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund may default on its obligation to pay interest and repay principal.
■	Market Risk—The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Derivatives Risk—The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
■	Management Risk—The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
■	Liquidity Risk—The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without

16

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	NAV Risk—The risk that the net asset value (“NAV”) of the Underlying Fund and the value of your investment will fluctuate.

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Geographic Risk—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, it may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of this or other Underlying Funds in issuers located in a particular country or region will subject an Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.
■	Foreign Risk—The risk that when an Underlying Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss

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may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.

■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Small Cap Risk—Certain Underlying Funds may invest in small cap stocks. The securities of small capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.

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PRINCIPAL RISKS OF THE UNDERLYING FUNDS

■	“Junk Bond” Risk—Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio’s Service Shares from year to year; and (b) how the average annual total returns of a Portfolio’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Portfolio’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

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PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’98 +7.01% Worst Quarter* Q3 ’98 -5.76%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	-3.28%	3.21%
Returns After Taxes on Distributions**	-4.73%	1.55%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-1.74%	1.86%
S&P 500® Index***	-11.88%	-1.03%
Two-Year U.S. Treasury Security****	7.90%	5.73%
Lehman Brothers U.S. Corporate High Yield Bond Index†	5.28%	0.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.

†	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

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Growth and Income Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +10.21% Worst Quarter* Q3 ’98 -10.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	-7.35%	2.11%
Returns After Taxes on Distributions**	-8.64%	0.80%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-4.00%	1.15%
S&P 500® Index***	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)****	-21.21%	-4.79%
Lehman Brothers Aggregate Bond Index†	8.44%	6.28%
Lehman Brothers U.S. Corporate High Yield Bond Index††	5.28%	0.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

†	The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgaged-backed and asset-backed securities. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

††	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

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PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +13.04% Worst Quarter* Q3 ’98 -14.24%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	-11.16%	0.55%
Returns After Taxes on Distributions**	-12.07%	-0.29%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-6.39%	0.11%
S&P 500® Index***	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)****	-21.21%	-4.79%
Russell 2000® Index†	2.49%	6.41%
MSCI® EMF Index††	-2.37%	4.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

†	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

††	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

23

Aggressive Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +15.70% Worst Quarter* Q3 ’98 -17.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	-13.76%	-0.53%
Returns After Taxes on Distributions**	-13.76%	-0.99%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-8.38%	-0.56%
S&P 500® Index***	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)****	-21.21%	-4.79%
Russell 2000® Index†	2.49%	6.41%
MSCI® EMF Index††	-2.37%	4.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

†	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

††	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

24

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25

Portfolio Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Portfolio.

	Balanced
	Strategy
	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees (for asset allocation)[2]	0.35%
Other Expenses[4]	0.80%
Service Fees[3]	0.2	5%
Shareholder Administration Fees	0.2	5%
All Other Expenses[4]	0.3	0%
Underlying Fund Expenses[1]	0.85%

Total Other and Underlying Fund Expenses	1.65%

Total Portfolio Operating Expenses*	2.00%

See page 28 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Balanced
	Strategy
	Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees (for asset allocation)[2]	0.15%
Other Expenses	0.54%
Service Fees[3]	0.2	5%
Shareholder Administration Fees	0.2	5%
All Other Expenses[4]	0.0	4%
Underlying Fund Expenses[1]	0.71%

Total Other and Underlying Fund Expenses	1.25%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.40%

26

PORTFOLIO FEES AND EXPENSES

Growth and Income		Growth		Aggressive
Strategy		Strategy		Growth Strategy
Portfolio		Portfolio		Portfolio

None		None		None
None		None		None
None		None		None
None		None		None
None		None		None

0.35%		0.35%		0.35%
0.60%		0.63%		0.72%
0.2	5%	0.2	5%	0.2	5%
0.2	5%	0.2	5%	0.2	5%
0.1	0%	0.1	3%	0.2	2%
0.95%		1.00%		1.08%

1.55%		1.63%		1.80%

1.90%		1.98%		2.15%

Growth and Income		Growth		Aggressive
Strategy		Strategy		Growth Strategy
Portfolio		Portfolio		Portfolio

0.15%		0.15%		0.15%
0.54%		0.54%		0.54%
0.2	5%	0.2	5%	0.2	5%
0.2	5%	0.2	5%	0.2	5%
0.0	4%	0.0	4%	0.0	4%
0.83%		0.90%		0.96%

1.37%		1.44%		1.50%

1.52%		1.59%		1.65%

27

Portfolio Fees and Expenses continued

[1]	The Portfolios’ annual operating expenses are based on actual expenses. “Underlying Fund Expenses” for each Portfolio are based upon the strategic allocation of each Portfolio’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios’ average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Portfolio’s Service Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio’s average daily net assets.

28

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced Strategy	$203	$627	$1,078	$2,327

Growth and Income Strategy	$193	$597	$1,026	$2,222

Growth Strategy	$201	$621	$1,068	$2,306

Aggressive Growth Strategy	$218	$673	$1,154	$2,483

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Portfolios. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

29

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Strategy Growth and Income Strategy Growth Strategy Aggressive Growth Strategy

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Investment Adviser	Underlying Fund

Goldman Sachs Funds Management, L.P. (“GSFM”) 32 Old Slip New York, New York 10005	Short Duration Government

Goldman Sachs Asset Management International (“GSAMI”) Procession House 55 Ludgate Hill London, England EC4M 7JW	International Growth Opportunities Emerging Markets Equity Global Income

GSAM is a business unit of IMD of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 2001, GSAM, GSAMI, and GSFM, along with other units of IMD, had assets under management of $329.6 billion.

Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

30

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2001

Balanced Strategy	0.35%	0.15%

Growth and Income Strategy	0.35%	0.15%

Growth Strategy	0.35%	0.15%

Aggressive Growth Strategy	0.35%	0.15%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

31

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund’s most recent fiscal year. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund’s average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

		Total Net
	Contractual	Operating
	Management	Expense
Underlying Fund	Fee	Ratio

Financial Square Prime Obligations	0.205%	0.18%

Short Duration Government	0.50%	0.54%

Core Fixed Income	0.40%	0.54%

Global Income	0.90%	0.69%

High Yield	0.70%	0.76%

CORE Large Cap Growth	0.75%	0.76%

CORE Large Cap Value	0.60%	0.70%

CORE Small Cap Equity	0.85%	0.93%

CORE International Equity	0.85%	1.01%

International Growth Opportunities	1.20%	1.40%

Emerging Markets Equity	1.20%	1.59%

Real Estate Securities	1.00%	1.04%

32

SERVICE PROVIDERS

PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Strategies Group

■	The 38-person Quantitative Strategies Group includes nine Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

______________________________________________________________________________________________________________

Quantitative Strategies Group

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Mark M. Carhart, Ph.D., CFA Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Dr. Carhart joined the Investment Adviser as a member of the Quantitative Strategies Group in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Raymond J. Iwanowski Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Joseph DeLuca Vice President, Portfolio and Product Manager	Since 2001	Mr. DeLuca joined the Investment Adviser in 2001. From 1997 to 2001, he worked in the Risk Management group of Goldman Sachs. From 1992 to 1997, he worked in the Structured Finance Services and Management Consulting groups at Chase Manhattan Bank.

33

Quantitative Strategies Group

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Katinka Domotorffy, CFA Portfolio Manager	Since 2001	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies Group in 1998. Prior to joining Goldman Sachs, she received her M.S. in Finance from the London School of Economics in 1998, and her B.S. from the University of Pennsylvania in 1997.

Giorgio De Santis, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. DeSantis joined the Investment Adviser in 1998. From 1992 to 1998, he was Assistant Professor of Finance and Business Economics at the Marshall School of Business at USC.

William J. Fallon, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. Fallon joined the Investment Adviser in 1998. From 1996 to 1998, he worked in the Firmwide Risk Group of Goldman Sachs. From 1991 to 1996, he attended Columbia University, where he earned a Ph.D. in Finance.

Silverio Foresi, Ph.D. Portfolio Manager	Since 2000	Dr. Foresi joined the Investment Adviser in 1999. From 1997 to 1999, he was head of Research in Emerging Markets Fixed Income Derivatives Trading at Salomon Brothers. From 1990 to 1997, Dr. Foresi was an Assistant Professor of Finance at New York University.

Guang-Liang He, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. He joined the Investment Adviser in 1998. In 1997, he worked in the Firmwide Risk Group of Goldman Sachs. From 1992 to 1997, he worked at Quantitative Financial Strategies, Inc. where he was responsible for the research and development of proprietary trading models.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

34

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

35

Dividends

Each Portfolio pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Portfolio	Dividends	Distributions

Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Aggressive Growth Strategy	Annually	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

36

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolios’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Portfolios?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Portfolios on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Portfolio’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Portfolio and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Portfolio will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

37

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Portfolio will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Portfolio’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Portfolios that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge

38

SHAREHOLDER GUIDE

to the Portfolios, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Portfolios?
The Portfolios do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Portfolio.
■	Close a Portfolio to new investors from time to time and reopen a Portfolio whenever it is deemed appropriate by a Portfolio’s Investment Adviser.

The Portfolios may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Portfolio’s next determined NAV. The Portfolios calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

39

The Portfolios’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Portfolios’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Portfolio shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Portfolios receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Portfolios receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, the NAV of a Portfolio that holds foreign securities may be impacted on days when investors may not purchase or redeem Portfolio shares.

In addition, the impact of events that occur after the publication of market quotations used by a Portfolio to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Portfolio’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

40

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Portfolios?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Portfolios. Generally, each Portfolio will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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How Are Redemption Proceeds Paid?
By Wire: The Portfolios will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Portfolio will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Portfolio will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Portfolios will not redeem Service Shares on this basis if the value of the account falls below the minimum

42

SHAREHOLDER GUIDE

account balance solely as a result of market conditions. The Portfolios will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Portfolios in order to avoid such redemption.

■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Portfolio as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Portfolio that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Portfolio To Another?
A Service Organization may exchange Service Shares of a Portfolio at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Portfolio names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

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■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Portfolio performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?

Service Organizations will receive from the Portfolios annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios may deduct these taxes in computing their taxable income.

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If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed-Income Funds invest primarily in fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

The Short-Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and does not make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Recently, certain stock markets have experienced substantial price volatility.

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The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 57% to 315% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

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APPENDIX A

B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization Companies. Certain Underlying Funds may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in

49

which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a certain Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

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APPENDIX A

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be fully assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities an Underlying Fund may hold, or the impact, if any, on an Underlying Fund’s performance. During the first two years of the euro’s existence, the exchange rate of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their

51

investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated

52

APPENDIX A

that an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Underlying Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for

53

securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, their investment advisers do not currently anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. An Underlying Fund’s transactions, if any, in options, futures, options on futures, swaps, options on swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total

54

APPENDIX A

return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a

56

APPENDIX A

significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Geographic Risks. The Global Income Fund is registered as a “non-diversified” fund under the Investment Company Act of 1940 (the “Act”) and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their

57

associated risks. Further information is provided in the Additional Statement, which is available upon request. An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes the Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Underlying Funds (other than CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”)) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate

58

APPENDIX A

mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at

59

that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of

60

APPENDIX A

participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s average portfolio maturity. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S.

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banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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APPENDIX A

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. The International Growth Opportunities and the Emerging Markets Equity Funds may invest up to 20% of their net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is

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indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against

64

APPENDIX A

defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

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The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund’s net assets.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection

66

APPENDIX A

may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as

67

commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which an Underlying Fund may invest include money market funds which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

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APPENDIX A

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard and Poor’s Depositary Receipts™. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (the “AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.
■	iSharesSM (formerly called World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Equity Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Certain Underlying Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional

69

investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

70

APPENDIX A

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

Repurchase Agreements. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by an Underlying Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, an Underlying Fund could suffer additional losses if the collateral held by the Underlying Fund is subject to a court “stay” that prevents the Underlying Fund from promptly selling the collateral. If this occurs, the Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, an Underlying Fund could experience a loss if a court determines that the Underlying Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Underlying Fund may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by

71

an Underlying Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not

72

APPENDIX A

currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified

73

currencies. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

74

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75

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years (or less if the Portfolio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Portfolios’ previous independent accountants.

BALANCED STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.16	$0.30	(d)	$(0.58)	$(0.28)
2001 - Class B Shares	10.16	0.23	(d)	(0.59)	(0.36)
2001 - Class C Shares	10.17	0.23	(d)	(0.59)	(0.36)
2001 - Institutional Shares	10.16	0.36	(d)	(0.60)	(0.24)
2001 - Service Shares	10.17	0.29	(d)	(0.58)	(0.29)

2000 - Class A Shares	10.99	0.48	(d)	(0.54)	(0.06)
2000 - Class B Shares	10.98	0.39	(d)	(0.53)	(0.14)
2000 - Class C Shares	10.99	0.39	(d)	(0.53)	(0.14)
2000 - Institutional Shares	10.99	0.53	(d)	(0.55)	(0.02)
2000 - Service Shares	10.99	0.61	(d)	(0.68)	(0.07)

1999 - Class A Shares	10.31	0.34		0.73	1.07
1999 - Class B Shares	10.31	0.26		0.72	0.98
1999 - Class C Shares	10.32	0.27		0.71	0.98
1999 - Institutional Shares	10.32	0.37		0.74	1.11
1999 - Service Shares	10.31	0.33		0.73	1.06

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.25		0.38	0.63
1998 - Class B Shares	10.00	0.19		0.38	0.57
1998 - Class C Shares	10.00	0.19		0.39	0.58
1998 - Institutional Shares	10.00	0.30		0.39	0.69
1998 - Service Shares	10.00	0.25		0.37	0.62

See page 90 for all footnotes.

76

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.31)	$—	$(0.14)	$(0.45)	$9.43	(2.62)%	$31,539	0.59%

(0.23)	—	(0.14)	(0.37)	9.43	(3.37)	23,643	1.34

(0.23)	—	(0.14)	(0.37)	9.44	(3.38)	16,354	1.34

(0.35)	—	(0.14)	(0.49)	9.43	(2.21)	9,278	0.19

(0.30)	—	(0.14)	(0.44)	9.44	(3.28)	897	0.69

(0.50)	(0.01)	(0.26)	(0.77)	10.16	(0.66)	34,056	0.59
(0.41)	(0.01)	(0.26)	(0.68)	10.16	(1.33)	27,326	1.34
(0.41)	(0.01)	(0.26)	(0.68)	10.17	(1.31)	19,567	1.34
(0.54)	(0.01)	(0.26)	(0.81)	10.16	(0.25)	1,924	0.19
(0.48)	(0.01)	(0.26)	(0.75)	10.17	(0.11)	805	0.69

(0.34)	(0.05)	—	(0.39)	10.99	10.58	39,774	0.59
(0.26)	(0.05)	—	(0.31)	10.98	9.66	32,932	1.34
(0.27)	(0.04)	—	(0.31)	10.99	9.63	23,354	1.34
(0.37)	(0.07)	—	(0.44)	10.99	10.92	1,753	0.19
(0.33)	(0.05)	—	(0.38)	10.99	10.47	419	0.69

(0.25)	(0.03)	(0.04)	(0.32)	10.31	6.38	40,237	0.60	(b)
(0.19)	(0.03)	(0.04)	(0.26)	10.31	5.75	33,763	1.30	(b)
(0.19)	(0.03)	(0.04)	(0.26)	10.32	5.83	24,195	1.30	(b)
(0.30)	(0.03)	(0.04)	(0.37)	10.32	6.99	205	0.24	(b)
(0.25)	(0.02)	(0.04)	(0.31)	10.31	6.30	456	0.74	(b)

77

BALANCED STRATEGY PORTFOLIO (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income		Portfolio
	average		average		to average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	3.09%		1.05%		2.63%		51%
2001 - Class B Shares	2.34		1.80		1.88		51
2001 - Class C Shares	2.34		1.80		1.88		51
2001 - Institutional Shares	3.74		0.65		3.28		51
2001 - Service Shares	2.99		1.15		2.53		51

2000 - Class A Shares	4.45		1.09		3.95		23
2000 - Class B Shares	3.60		1.84		3.10		23
2000 - Class C Shares	3.59		1.84		3.09		23
2000 - Institutional Shares	4.94		0.69		4.44		23
2000 - Service Shares	5.70		1.19		5.20		23

1999 - Class A Shares	3.17		1.05		2.71		51
1999 - Class B Shares	2.42		1.80		1.96		51
1999 - Class C Shares	2.40		1.80		1.94		51
1999 - Institutional Shares	3.93		0.65		3.47		51
1999 - Service Shares	3.04		1.15		2.58		51

For the Period Ended December 31,(c)
1998 - Class A Shares	3.03	(b)	1.46	(b)	2.17	(b)	51
1998 - Class B Shares	2.38	(b)	2.08	(b)	1.60	(b)	51
1998 - Class C Shares	2.34	(b)	2.08	(b)	1.56	(b)	51
1998 - Institutional Shares	3.55	(b)	1.02	(b)	2.77	(b)	51
1998 - Service Shares	2.90	(b)	1.52	(b)	2.12	(b)	51

78

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79

GROWTH AND INCOME STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.64	$0.21	(d)	$(0.98)	$(0.77)
2001 - Class B Shares	10.62	0.14	(d)	(0.99)	(0.85)
2001 - Class C Shares	10.61	0.14	(d)	(0.98)	(0.84)
2001 - Institutional Shares	10.66	0.25	(d)	(0.99)	(0.74)
2001 - Service Shares	10.62	0.20	(d)	(0.98)	(0.78)

2000 - Class A Shares	11.71	0.38	(d)	(0.92)	(0.54)
2000 - Class B Shares	11.69	0.29	(d)	(0.92)	(0.63)
2000 - Class C Shares	11.69	0.29	(d)	(0.93)	(0.64)
2000 - Institutional Shares	11.71	0.44	(d)	(0.91)	(0.47)
2000 - Service Shares	11.69	0.37	(d)	(0.92)	(0.55)

1999 - Class A Shares	10.38	0.22		1.40	1.62
1999 - Class B Shares	10.36	0.14		1.40	1.54
1999 - Class C Shares	10.36	0.14		1.40	1.54
1999 - Institutional Shares	10.39	0.27		1.39	1.66
1999 - Service Shares	10.37	0.20		1.40	1.60

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.18		0.47	0.65
1998 - Class B Shares	10.00	0.12		0.46	0.58
1998 - Class C Shares	10.00	0.12		0.46	0.58
1998 - Institutional Shares	10.00	0.20		0.49	0.69
1998 - Service Shares	10.00	0.16		0.48	0.64

See page 90 for all footnotes.

80

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.22)	$—	$(0.27)	$(0.49)	$9.38	(7.27)%	$123,586	0.59%
(0.14)	—	(0.27)	(0.41)	9.36	(8.01)	89,089	1.34
(0.14)	—	(0.27)	(0.41)	9.36	(7.92)	60,569	1.34
(0.26)	—	(0.27)	(0.53)	9.39	(6.95)	18,107	0.19
(0.21)	—	(0.27)	(0.48)	9.36	(7.35)	1,866	0.69

(0.41)	(0.05)	(0.07)	(0.53)	10.64	(4.54)	158,430	0.59
(0.33)	(0.04)	(0.07)	(0.44)	10.62	(5.28)	116,542	1.34
(0.33)	(0.04)	(0.07)	(0.44)	10.61	(5.36)	78,144	1.34
(0.45)	(0.06)	(0.07)	(0.58)	10.66	(3.99)	18,763	0.19
(0.40)	(0.05)	(0.07)	(0.52)	10.62	(4.63)	1,570	0.69

(0.22)	(0.06)	(0.01)	(0.29)	11.71	15.79	195,153	0.59
(0.14)	(0.06)	(0.01)	(0.21)	11.69	14.95	143,686	1.34
(0.14)	(0.06)	(0.01)	(0.21)	11.69	14.94	95,523	1.34
(0.27)	(0.06)	(0.01)	(0.34)	11.71	16.14	29,200	0.19
(0.20)	(0.07)	(0.01)	(0.28)	11.69	15.60	1,856	0.69

(0.18)	(0.04)	(0.05)	(0.27)	10.38	6.55	181,441	0.60	(b)
(0.12)	(0.05)	(0.05)	(0.22)	10.36	5.82	138,914	1.30	(b)
(0.12)	(0.05)	(0.05)	(0.22)	10.36	5.80	100,711	1.30	(b)
(0.20)	(0.05)	(0.05)	(0.30)	10.39	6.96	9,030	0.23	(b)
(0.16)	(0.06)	(0.05)	(0.27)	10.37	6.43	1,354	0.73	(b)

81

GROWTH AND INCOME STRATEGY PORTFOLIO (continued)

			Ratios assuming no
			expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income to		Portfolio
	average		average		average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	2.11%		0.85%		1.85%		42%
2001 - Class B Shares	1.36		1.60		1.10		42
2001 - Class C Shares	1.36		1.60		1.10		42
2001 - Institutional Shares	2.52		0.45		2.26		42
2001 - Service Shares	2.05		0.95		1.79		42

2000 - Class A Shares	3.35		0.87		3.07		20
2000 - Class B Shares	2.57		1.62		2.29		20
2000 - Class C Shares	2.57		1.62		2.29		20
2000 - Institutional Shares	3.87		0.47		3.59		20
2000 - Service Shares	3.26		0.97		2.98		20

1999 - Class A Shares	2.00		0.85		1.74		49
1999 - Class B Shares	1.24		1.60		0.98		49
1999 - Class C Shares	1.23		1.60		0.97		49
1999 - Institutional Shares	2.53		0.45		2.27		49
1999 - Service Shares	1.91		0.95		1.65		49

For the Period Ended December 31,(c)
1998 - Class A Shares	2.37	(b)	1.05	(b)	1.92	(b)	42
1998 - Class B Shares	1.72	(b)	1.68	(b)	1.34	(b)	42
1998 - Class C Shares	1.68	(b)	1.68	(b)	1.30	(b)	42
1998 - Institutional Shares	2.97	(b)	0.61	(b)	2.59	(b)	42
1998 - Service Shares	2.28	(b)	1.11	(b)	1.90	(b)	42

82

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83

GROWTH STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.88	$0.11	(d)	$(1.32)	$(1.21)
2001 - Class B Shares	10.86	0.03	(d)	(1.31)	(1.28)
2001 - Class C Shares	10.87	0.03	(d)	(1.31)	(1.28)
2001 - Institutional Shares	10.87	0.16	(d)	(1.32)	(1.16)
2001 - Service Shares	10.86	0.10	(d)	(1.33)	(1.23)

2000 - Class A Shares	12.24	0.22	(d)	(1.28)	(1.06)
2000 - Class B Shares	12.21	0.13	(d)	(1.27)	(1.14)
2000 - Class C Shares	12.22	0.13	(d)	(1.27)	(1.14)
2000 - Institutional Shares	12.23	0.25	(d)	(1.26)	(1.01)
2000 - Service Shares	12.22	0.23	(d)	(1.29)	(1.06)

1999 - Class A Shares	10.29	0.11		2.03	2.14
1999 - Class B Shares	10.28	0.02		2.02	2.04
1999 - Class C Shares	10.28	0.02		2.03	2.05
1999 - Institutional Shares	10.29	0.13		2.05	2.18
1999 - Service Shares	10.29	0.09		2.03	2.12

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.10		0.36	0.46
1998 - Class B Shares	10.00	0.05		0.35	0.40
1998 - Class C Shares	10.00	0.05		0.35	0.40
1998 - Institutional Shares	10.00	0.12		0.37	0.49
1998 - Service Shares	10.00	0.09		0.35	0.44

See page 90 for all footnotes.

84

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.13)	$—	$(0.24)	$(0.37)	$9.30	(11.03)%	$93,313	0.59%
(0.05)	—	(0.24)	(0.29)	9.29	(11.72)	81,563	1.34
(0.05)	—	(0.24)	(0.29)	9.30	(11.69)	53,001	1.34
(0.17)	—	(0.24)	(0.41)	9.30	(10.55)	7,324	0.19
(0.12)	—	(0.24)	(0.36)	9.27	(11.16)	940	0.69

(0.22)	(0.08)	—	(0.30)	10.88	(8.68)	117,857	0.59
(0.15)	(0.06)	—	(0.21)	10.86	(9.39)	106,080	1.34
(0.15)	(0.06)	—	(0.21)	10.87	(9.36)	65,681	1.34
(0.25)	(0.10)	—	(0.35)	10.87	(8.28)	4,234	0.19
(0.22)	(0.08)	—	(0.30)	10.86	(8.67)	692	0.69

(0.11)	(0.08)	—	(0.19)	12.24	20.85	130,322	0.59
(0.02)	(0.09)	—	(0.11)	12.21	19.87	121,937	1.34
(0.02)	(0.09)	—	(0.11)	12.22	19.96	70,127	1.34
(0.13)	(0.11)	—	(0.24)	12.23	21.24	5,891	0.19
(0.09)	(0.10)	—	(0.19)	12.22	20.62	735	0.69

(0.10)	(0.02)	(0.05)	(0.17)	10.29	4.62	128,832	0.60	(b)
(0.05)	(0.02)	(0.05)	(0.12)	10.28	3.98	109,246	1.30	(b)
(0.05)	(0.02)	(0.05)	(0.12)	10.28	3.96	63,925	1.30	(b)
(0.12)	(0.03)	(0.05)	(0.20)	10.29	4.92	2,205	0.23	(b)
(0.09)	(0.01)	(0.05)	(0.15)	10.29	4.45	378	0.73	(b)

85

GROWTH STRATEGY PORTFOLIO (continued)

			Ratios assuming no
			expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income (loss) to		Portfolio
	average		average		average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	1.09%		0.88%		0.80%		40%
2001 - Class B Shares	0.34		1.63		0.05		40
2001 - Class C Shares	0.34		1.63		0.05		40
2001 - Institutional Shares	1.65		0.48		1.36		40
2001 - Service Shares	1.01		0.98		0.72		40

2000 - Class A Shares	1.83		0.89		1.53		23
2000 - Class B Shares	1.08		1.64		0.78		23
2000 - Class C Shares	1.11		1.64		0.81		23
2000 - Institutional Shares	2.10		0.49		1.80		23
2000 - Service Shares	1.95		0.99		1.65		23

1999 - Class A Shares	0.90		0.87		0.62		50
1999 - Class B Shares	0.17		1.62		(0.11)		50
1999 - Class C Shares	0.16		1.62		(0.12)		50
1999 - Institutional Shares	1.40		0.47		1.12		50
1999 - Service Shares	0.87		0.97		0.59		50

For the Period Ended December 31,(c)
1998 - Class A Shares	1.50	(b)	1.15	(b)	0.95	(b)	38
1998 - Class B Shares	0.83	(b)	1.78	(b)	0.35	(b)	38
1998 - Class C Shares	0.79	(b)	1.78	(b)	0.31	(b)	38
1998 - Institutional Shares	2.88	(b)	0.71	(b)	2.40	(b)	38
1998 - Service Shares	1.63	(b)	1.21	(b)	1.15	(b)	38

86

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87

AGGRESSIVE GROWTH STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset	Net
	value at	investment		Net realized	Total from
	beginning	income		and unrealized	investment
	of period	(loss)		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.71	$(0.01	) (d)	$(1.45)	$(1.46)
2001 - Class B Shares	10.70	(0.08	) (d)	(1.45)	(1.53)
2001 - Class C Shares	10.69	(0.08	) (d)	(1.45)	(1.53)
2001 - Institutional Shares	10.70	0.02	(d)	(1.45)	(1.43)
2001 - Service Shares	10.68	(0.02	) (d)	(1.45)	(1.47)

2000 - Class A Shares	12.61	0.03	(d)	(1.49)	(1.46)
2000 - Class B Shares	12.57	(0.06	) (d)	(1.47)	(1.53)
2000 - Class C Shares	12.57	(0.05	) (d)	(1.47)	(1.52)
2000 - Institutional Shares	12.60	0.10	(d)	(1.51)	(1.41)
2000 - Service Shares	12.59	0.04	(d)	(1.51)	(1.47)

1999 - Class A Shares	10.16	0.02		2.56	2.58
1999 - Class B Shares	10.14	(0.07)		2.54	2.47
1999 - Class C Shares	10.15	(0.06)		2.53	2.47
1999 - Institutional Shares	10.16	0.06		2.55	2.61
1999 - Service Shares	10.15	—		2.55	2.55

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.05		0.20	0.25
1998 - Class B Shares	10.00	0.01		0.18	0.19
1998 - Class C Shares	10.00	0.01		0.19	0.20
1998 - Institutional Shares	10.00	0.07		0.20	0.27
1998 - Service Shares	10.00	0.04		0.21	0.25

See page 90 for all footnotes.

88

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$—	$—	$—	$—	$9.25	(13.63)%	$48,639	0.59%
—	—	—	—	9.17	(14.30)	30,013	1.34
—	—	—	—	9.16	(14.31)	25,571	1.34
—	—	—	—	9.27	(13.36)	7,248	0.19
—	—	—	—	9.21	(13.76)	153	0.69

—	(0.15)	(0.29)	(0.44)	10.71	(11.47)	53,480	0.59
—	(0.05)	(0.29)	(0.34)	10.70	(12.07)	39,885	1.34
—	(0.07)	(0.29)	(0.36)	10.69	(12.00)	32,695	1.34
—	(0.20)	(0.29)	(0.49)	10.70	(11.07)	6,011	0.19
—	(0.15)	(0.29)	(0.44)	10.68	(11.55)	146	0.69

(0.02)	(0.11)	—	(0.13)	12.61	25.39	58,387	0.59
—	(0.04)	—	(0.04)	12.57	24.41	47,462	1.34
—	(0.05)	—	(0.05)	12.57	24.35	28,573	1.34
(0.06)	(0.11)	—	(0.17)	12.60	25.74	3,570	0.19
—	(0.11)	—	(0.11)	12.59	25.17	137	0.69

(0.05)	—	(0.04)	(0.09)	10.16	2.57	47,135	0.60	(b)
(0.01)	—	(0.04)	(0.05)	10.14	1.93	41,204	1.30	(b)
(0.01)	—	(0.04)	(0.05)	10.15	2.04	21,726	1.30	(b)
(0.07)	—	(0.04)	(0.11)	10.16	2.80	124	0.24	(b)
(0.04)	(0.02)	(0.04)	(0.10)	10.15	2.54	121	0.74	(b)

89

AGGRESSIVE GROWTH STRATEGY PORTFOLIO (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss) to	expenses to		income (loss) to		Portfolio
	average	average		average		turnover
	net assets	net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	(0.11)%	0.97%		(0.49)%		43%
2001 - Class B Shares	(0.87)	1.72		(1.25)		43
2001 - Class C Shares	(0.86)	1.72		(1.24)		43
2001 - Institutional Shares	0.25	0.57		(0.13)		43
2001 - Service Shares	(0.20)	1.07		(0.58)		43

2000 - Class A Shares	0.28	0.99		(0.12)		19
2000 - Class B Shares	(0.49)	1.74		(0.89)		19
2000 - Class C Shares	(0.42)	1.74		(0.82)		19
2000 - Institutional Shares	0.84	0.59		0.44		19
2000 - Service Shares	0.30	1.09		(0.10)		19

1999 - Class A Shares	0.12	1.00		(0.29)		47
1999 - Class B Shares	(0.63)	1.75		(1.04)		47
1999 - Class C Shares	(0.61)	1.75		(1.02)		47
1999 - Institutional Shares	0.66	0.60		0.25		47
1999 - Service Shares	—	1.10		(0.41)		47

For the Period Ended December 31,(c)
1998 - Class A Shares	0.91 (b)	1.42	(b)	0.09	(b)	26
1998 - Class B Shares	0.14 (b)	2.05	(b)	(0.61	)(b)	26
1998 - Class C Shares	0.16 (b)	2.05	(b)	(0.59	)(b)	26
1998 - Institutional Shares	8.17 (b)	0.99	(b)	7.42	(b)	26
1998 - Service Shares	0.76 (b)	1.49	(b)	0.01	(b)	26

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(b)	Annualized.
(c)	Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Expense ratios exclude expenses of the Underlying Funds.

90

Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies
3	Goldman Sachs Balanced Strategy Portfolio
4	Goldman Sachs Growth and Income Strategy Portfolio
5	Goldman Sachs Growth Strategy Portfolio
6	Goldman Sachs Aggressive Growth Strategy Portfolio

7 Principal Investment Strategies

9 Principal Risks of the Portfolios

12 Description of the Underlying Funds

16 Principal Risks of the Underlying Funds

20 Portfolio Performance

26 Portfolio Fees and Expenses

30 Service Providers

36 Dividends

37 Shareholder Guide
37	How To Buy Shares
41	How To Sell Shares

45 Taxation

47 Appendix A Additional Information on the Underlying Funds

76 Appendix B Financial Highlights

Asset Allocation Portfolios Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolios’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

AAPROSVC

Prospectus

Institutional Shares

May 1, 2002

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

■	Goldman Sachs Balanced Strategy Portfolio

■	Goldman Sachs Growth and Income Strategy Portfolio

■	Goldman Sachs Growth Strategy Portfolio

■	Goldman Sachs Aggressive Growth Strategy Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser (the “Investment Adviser”) to four asset allocation portfolios: the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (the “Portfolios”). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of underlying funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the “Underlying Fixed-Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

Goldman Sachs’ Asset Allocation Investment Philosophy:
The Investment Adviser’s Quantitative Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. Our GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

1

be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs Goldman Sachs’ proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

2

Portfolio Investment Objectives and Strategies

Goldman Sachs
Balanced Strategy Portfolio

PORTFOLIO FACTS

Objective:	Current income and long-term capital appreciation

Benchmarks:	S&P 500® Index Two-Year U.S. Treasury Security Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic fixed-income funds (approximately 60%), with the remaining balance in domestic and international stock funds and an allocation to a global bond fund

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORESM Large Cap Growth, CORE Large Cap Value and CORESM International Equity Funds and will invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

3

Goldman Sachs Growth and Income Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and current income

Benchmarks:	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index (unhedged) Lehman Brothers Aggregate Bond Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic and international fixed-income and stock funds

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

4

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and secondarily current income

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® Emerging Markets Free (EMF) Index

Investment Focus:	Primarily a blend of domestic large cap, small cap and international stock funds (approximately 80%), with the balance in domestic fixed-income funds and a global bond fund

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and secondarily current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

5

Goldman Sachs Aggressive Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® EMF Index

Investment Focus:	Equity funds, with a greater focus on international and small cap investments

Investment Style:	Asset Allocation

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

6

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/ Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/ Fixed-Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range

Balanced Strategy
Equity	40%	20%-60%
Fixed-Income	60%	40%-80%

Growth and Income Strategy
Equity	60%	40%-80%
Fixed-Income	40%	20%-60%

Growth Strategy
Equity	80%	60%-100%
Fixed-Income	20%	0%-40%

Aggressive Growth Strategy
Equity	100%	75%-100%
Fixed-Income	0%	0%-25%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

7

While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/ FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the “Additional Statement”) are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

8

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non- investment grade fixed-income securities (“junk bonds”), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other

9

investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

10

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11

Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.

Underlying Fund	Investment Objectives	Investment Criteria

CORE Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

CORE Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

CORESM Small Cap Equity	Long-term growth of capital.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

12

DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	Substantially all, and at least 80%, of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITS and real estate industry companies.

CORE International Equity	Long-term growth of capital.	At least 80% of net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the unhedged MSCI® EAFE® Index. The Fund may employ certain currency management techniques.

International Growth Opportunities	Long-term capital appreciation.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies with public stock market capitalizations within $100 million and $4 billion at the time of investment that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may employ certain currency management techniques.

Emerging Markets Equity	Long-term capital appreciation.	Substantially all, and at least 80%, of net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in emerging country issuers. The Fund may employ certain currency management techniques.

13

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

Financial Square Prime Obligations	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Maximum Dollar- Weighted Average Portfolio Maturity = 90 days	3-month Treasury bill

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration = 2 year U.S. Treasury Security plus or minus 0.5 years Maximum Duration*= 3 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.	Target Duration = Lehman Brothers Aggregate Bond Index plus or minus 1 year Maximum Duration*= 6 years	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum Duration*= 7.5 years	6-year government bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration = Lehman Brothers U.S. Corporate High Yield Bond Index plus or minus 2.5 years Maximum Duration* = 7.5 years	6-year U.S. Treasury note

*	Under normal interest rate conditions.

14

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments

Money market instruments including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”); U.S. bank obligations, commercial paper and other short-term obligations of U.S. corporations, governmental and other entities; asset-backed and receivables-backed securities; and related repurchase agreements.	High Quality (short- term ratings of A-1, P-1 or comparable quality).	N/ A

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in U.S. Government Securities and repurchase agreements collateralized by such securities.	U.S. Government Securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities, including U.S. Government Securities, corporate, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB/ Baa (at time of purchase) Minimum for non-dollar securities = AA/ Aa	Foreign fixed-income, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Securities of U.S. and foreign governments and corporations.	Minimum = BBB/ Baa (at time of purchase) At least 50% = AAA/ Aaa	Mortgage-backed and asset-backed securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/ Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed-income securities, structured securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

15

Principal Risks of the Underlying
Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund may default on its obligation to pay interest and repay principal.
■	Market Risk—The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Derivatives Risk—The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
■	Management Risk—The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
■	Liquidity Risk—The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without

16

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

■	NAV Risk—The risk that the net asset value (“NAV”) of the Underlying Fund and the value of your investment will fluctuate.

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risk That Applies Primarily To The Underlying Equity Funds:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Geographic Risk—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, it may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of this or other Underlying Funds in issuers located in a particular country or region will subject an Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.
■	Foreign Risk—The risk that when an Underlying Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss

17

may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Small Cap Risk—Certain Underlying Funds may invest in small cap stocks. The securities of small capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.
■	“Junk Bond” Risk—Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due

18

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

19

Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio’s Institutional Shares from year to year; and (b) how the average annual total returns of a Portfolio’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Portfolio’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

20

PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’98 +7.25% Worst Quarter* Q3 ’98 -5.65%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	-2.21%	3.72%
Returns After Taxes on Distributions**	-3.87%	1.85%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-1.10%	2.16%
S&P 500® Index***	-11.88%	-1.03%
Two-Year U.S. Treasury Security****	7.90%	5.73%
Lehman Brothers U.S. Corporate High Yield Bond Index†	5.28%	0.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
†	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

21

Growth and Income Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’98 +10.34% Worst Quarter* Q3 ’98 -10.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	-6.95%	2.64%
Returns After Taxes on Distributions**	-8.42%	1.14%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-3.76%	1.48%
S&P 500® Index***	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)****	-21.21%	-4.79%
Lehman Brothers Aggregate Bond Index†	8.44%	6.28%
Lehman Brothers U.S. Corporate High Yield Bond Index††	5.28%	0.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.
†	The Lehman Brothers Aggregate Bond Index represents a diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.
††	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

22

PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +13.21% Worst Quarter* Q3 ’98 -14.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	-10.55%	1.08%
Returns After Taxes on Distributions**	-11.62%	0.06%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-6.02%	0.44%
S&P 500® Index***	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)****	-21.21%	-4.79%
Russell 2000 Index†	2.49%	6.41%
MSCI® EMF Index††	-2.37%	4.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.
†	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.
††	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

23

Aggressive Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’99 +15.93% Worst Quarter* Q3 ’98 -17.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	-13.36%	-0.10%
Returns After Taxes on Distributions**	-13.36%	-0.67%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	-8.14%	-0.27%
S&P 500® Index***	-11.88%	-1.03%
MSCI® EAFE® Index (unhedged)****	-21.21%	-4.79%
Russell 2000® Index†	2.49%	6.41%
MSCI® EMF Index††	-2.37%	4.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.
†	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.
††	The unmanaged MSCI® EMF Index is a market capitalization-weighted composite of securities in over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

24

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25

Portfolio Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Portfolio.

Balanced
Strategy
Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees (for asset allocation)[2]	0.35%
Other Expenses[3]	0.30%
Underlying Fund Expenses[1]	0.85%

Total Other and Underlying Fund Expenses	1.15%

Total Portfolio Operating Expenses*	1.50%

See page 28 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

Balanced
Strategy
Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees (for asset allocation)[2]	0.15%
Other Expenses[3]	0.04%
Underlying Fund Expenses[1]	0.71%

Total Other and Underlying Fund Expenses	0.75%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	0.90%

26

PORTFOLIO FEES AND EXPENSES

Growth and		Aggressive
Income	Growth	Growth
Strategy	Strategy	Strategy
Portfolio	Portfolio	Portfolio

None	None	None
None	None	None
None	None	None
None	None	None
None	None	None

0.35%	0.35%	0.35%
0.10%	0.13%	0.22%
0.95%	1.00%	1.08%

1.05%	1.13%	1.30%

1.40%	1.48%	1.65%

Growth and		Aggressive
Income	Growth	Growth
Strategy	Strategy	Strategy
Portfolio	Portfolio	Portfolio

0.15%	0.15%	0.15%
0.04%	0.04%	0.04%
0.83%	0.90%	0.96%

0.87%	0.94%	1.00%

1.02%	1.09%	1.15%

27

Portfolio Fees and Expenses continued

[1]	The Portfolios’ annual operating expenses are based on actual expenses. “Underlying Fund Expenses” for each Portfolio are based upon the strategic allocation of each Portfolio’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios’ average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Portfolio’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.00% of each Portfolio’s average daily net assets.

28

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced Strategy	$153	$474	$818	$1,791

Growth and Income Strategy	$143	$443	$766	$1,680

Growth Strategy	$151	$468	$808	$1,768

Aggressive Growth Strategy	$168	$520	$897	$1,955

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Portfolios. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

29

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Strategy Growth and Income Strategy Growth Strategy Aggressive Growth Strategy

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Investment Adviser	Underlying Fund

Goldman Sachs Funds Management, L.P. (“GSFM”) 32 Old Slip New York, New York 10005	Short Duration Government

Goldman Sachs Asset Management International (“GSAMI”) Procession House 55 Ludgate Hill London, England EC4M 7JW	International Growth Opportunities Emerging Markets Equity Global Income

GSAM is a business unit of IMD of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 2001, GSAM, GSAMI, and GSFM, along with other units of IMD, had assets under management of $329.6 billion.

Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

30

SERVICE PROVIDERS

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2001

Balanced Strategy	0.35%	0.15%

Growth and Income Strategy	0.35%	0.15%

Growth Strategy	0.35%	0.15%

Aggressive Growth Strategy	0.35%	0.15%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

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In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund’s most recent fiscal year. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund’s average net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

		Total Net
	Contractual	Operating
	Management	Expense
Underlying Fund	Fee	Ratio

Financial Square Prime Obligations	0.205%	0.18%

Short Duration Government	0.50%	0.54%

Core Fixed Income	0.40%	0.54%

Global Income	0.90%	0.69%

High Yield	0.70%	0.76%

CORE Large Cap Growth	0.75%	0.76%

CORE Large Cap Value	0.60%	0.70%

CORE Small Cap Equity	0.85%	0.93%

CORE International Equity	0.85%	1.01%

International Growth Opportunities	1.20%	1.40%

Emerging Markets Equity	1.20%	1.59%

Real Estate Securities	1.00%	1.04%

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SERVICE PROVIDERS

PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Strategies Group

■	The 38-person Quantitative Strategies Group includes nine Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

______________________________________________________________________________________________________________

Quantitative Strategies Group

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Mark M. Carhart, Ph.D., CFA Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Dr. Carhart joined the Investment Adviser as a member of the Quantitative Strategies Group in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Raymond J. Iwanowski Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Mr. Iwanowski joined the Investment Adviser as an associate and portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Joseph DeLuca Vice President, Portfolio and Product Manager	Since 2001	Mr. DeLuca joined the Investment Adviser in 2001. From 1997 to 2001, he worked in the Risk Management group of Goldman Sachs. From 1992 to 1997, he worked in the Structured Finance Services and Management Consulting groups at Chase Manhattan Bank.

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Quantitative Strategies Group

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Katinka Domotorffy, CFA Portfolio Manager	Since 2001	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies Group in 1998. Prior to joining Goldman Sachs, she received her M.S. in Finance from the London School of Economics in 1998, and her B.S. from the University of Pennsylvania in 1997.

Giorgio De Santis, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. DeSantis joined the Investment Adviser in 1998. From 1992 to 1998, he was Assistant Professor of Finance and Business Economics at the Marshall School of Business at USC.

William J. Fallon, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. Fallon joined the Investment Adviser in 1998. From 1996 to 1998, he worked in the Firmwide Risk Group of Goldman Sachs. From 1991 to 1996, he attended Columbia University, where he earned a Ph.D. in Finance.

Silverio Foresi, Ph.D. Portfolio Manager	Since 2000	Dr. Foresi joined the Investment Adviser in 1999. From 1997 to 1999, he was head of Research in Emerging Markets Fixed Income Derivatives Trading at Salomon Brothers. From 1990 to 1997, Dr. Foresi was an Assistant Professor of Finance at New York University.

Guang-Liang He, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. He joined the Investment Adviser in 1998. In 1997, he worked in the Firmwide Risk Group of Goldman Sachs. From 1992 to 1997, he worked at Quantitative Financial Strategies, Inc. where he was responsible for the research and development of proprietary trading models.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

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Dividends

Each Portfolio pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Portfolio	Dividends	Distributions

Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Aggressive Growth Strategy	Annually	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolios’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Portfolios?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Portfolio’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Portfolio and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Portfolio will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Portfolio, you must furnish to the Portfolio or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Portfolio will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day,

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and the order will be priced at the Portfolio’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Portfolios or Goldman Sachs for the services provided by them with respect to the Portfolios’ Institutional Shares. These payments may be in addition to other payments borne by the Portfolios.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolios, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Portfolios and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Portfolios?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Portfolio alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more
    employers (including governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Portfolio.

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■	Close a Portfolio to new investors from time to time and reopen a Portfolio whenever it is deemed appropriate by a Portfolio’s Investment Adviser.

The Portfolios may allow you to purchase shares with securities instead of cash if consistent with a Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Portfolio’s next determined NAV. The Portfolios calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Portfolios’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Portfolios’ investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Portfolio shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Portfolios receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Portfolios receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation, please call 1-800-621-2550.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, the NAV of a Portfolio that holds foreign securities may be impacted on days when investors may not purchase or redeem Portfolio shares.

In addition, the impact of events that occur after the publication of market quotations used by a Portfolio to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Portfolio’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Portfolios?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Portfolio will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Portfolios as described under “How Do I Purchase Shares Through A Financial Institution?”

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of

42

SHAREHOLDER GUIDE

record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Portfolio will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Portfolios will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Portfolios will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Portfolios in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Portfolio as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Portfolio that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Portfolio To Another?
You may exchange Institutional Shares of a Portfolio at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Portfolio names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be

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SHAREHOLDER GUIDE

subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Portfolio performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios may deduct these taxes in computing their taxable income.

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TAXATION

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed-Income Funds invest primarily in fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

The Short-Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and does not make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Recently, certain stock markets have experienced substantial price volatility.

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APPENDIX A

The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 57% to 315% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

49

B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization Companies. Certain Underlying Funds may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in

50

APPENDIX A

which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a certain Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

51

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be fully assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities an Underlying Fund may hold, or the impact, if any, on an Underlying Fund’s performance. During the first two years of the euro’s existence, the exchange rate of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their

52

APPENDIX A

investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated

53

that an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern Europe or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Underlying Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for

54

APPENDIX A

securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, their investment advisers do not currently anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. An Underlying Fund’s transactions, if any, in options, futures, options on futures, swaps, options on swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total

55

return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

56

APPENDIX A

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of such security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a

57

significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Geographic Risks. The Global Income Fund is registered as a “non-diversified” fund under the Investment Company Act of 1940 (the “Act”) and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their

58

APPENDIX A

associated risks. Further information is provided in the Additional Statement, which is available upon request. An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes the Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Underlying Funds (other than CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”)) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate

59

mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at

60

APPENDIX A

that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of

61

participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s average portfolio maturity. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S.

62

APPENDIX A

banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. The International Growth Opportunities and the Emerging Markets Equity Funds may invest up to 20% of their net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the

64

APPENDIX A

opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

65

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential

66

APPENDIX A

widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. An Underlying Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Underlying Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Underlying Fund’s net assets.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.

67

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject

68

APPENDIX A

to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which an Underlying Fund may invest include money market funds which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

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Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard and Poor’s Depositary Receipts™. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (the “AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.
■	iSharesSM (formerly called World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Equity Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Certain Underlying Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional

70

APPENDIX A

investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

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The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

Repurchase Agreements. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by an Underlying Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, an Underlying Fund could suffer additional losses if the collateral held by the Underlying Fund is subject to a court “stay” that prevents the Underlying Fund from promptly selling the collateral. If this occurs, the Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, an Underlying Fund could experience a loss if a court determines that the Underlying Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the investment adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Underlying Fund may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by

72

APPENDIX A

an Underlying Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not

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currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks, and certain Underlying Funds may enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified

74

APPENDIX A

currencies. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years (or less if the Portfolio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Portfolios’ previous independent accountants.

BALANCED STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.16	$0.30	(d)	$(0.58)	$(0.28)
2001 - Class B Shares	10.16	0.23	(d)	(0.59)	(0.36)
2001 - Class C Shares	10.17	0.23	(d)	(0.59)	(0.36)
2001 - Institutional Shares	10.16	0.36	(d)	(0.60)	(0.24)
2001 - Service Shares	10.17	0.29	(d)	(0.58)	(0.29)

2000 - Class A Shares	10.99	0.48	(d)	(0.54)	(0.06)
2000 - Class B Shares	10.98	0.39	(d)	(0.53)	(0.14)
2000 - Class C Shares	10.99	0.39	(d)	(0.53)	(0.14)
2000 - Institutional Shares	10.99	0.53	(d)	(0.55)	(0.02)
2000 - Service Shares	10.99	0.61	(d)	(0.68)	(0.07)

1999 - Class A Shares	10.31	0.34		0.73	1.07
1999 - Class B Shares	10.31	0.26		0.72	0.98
1999 - Class C Shares	10.32	0.27		0.71	0.98
1999 - Institutional Shares	10.32	0.37		0.74	1.11
1999 - Service Shares	10.31	0.33		0.73	1.06

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.25		0.38	0.63
1998 - Class B Shares	10.00	0.19		0.38	0.57
1998 - Class C Shares	10.00	0.19		0.39	0.58
1998 - Institutional Shares	10.00	0.30		0.39	0.69
1998 - Service Shares	10.00	0.25		0.37	0.62

See page 90 for all footnotes.

76

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.31)	$—	$(0.14)	$(0.45)	$9.43	(2.62)%	$31,539	0.59%

(0.23)	—	(0.14)	(0.37)	9.43	(3.37)	23,643	1.34

(0.23)	—	(0.14)	(0.37)	9.44	(3.38)	16,354	1.34

(0.35)	—	(0.14)	(0.49)	9.43	(2.21)	9,278	0.19

(0.30)	—	(0.14)	(0.44)	9.44	(3.28)	897	0.69

(0.50)	(0.01)	(0.26)	(0.77)	10.16	(0.66)	34,056	0.59
(0.41)	(0.01)	(0.26)	(0.68)	10.16	(1.33)	27,326	1.34
(0.41)	(0.01)	(0.26)	(0.68)	10.17	(1.31)	19,567	1.34
(0.54)	(0.01)	(0.26)	(0.81)	10.16	(0.25)	1,924	0.19
(0.48)	(0.01)	(0.26)	(0.75)	10.17	(0.11)	805	0.69

(0.34)	(0.05)	—	(0.39)	10.99	10.58	39,774	0.59
(0.26)	(0.05)	—	(0.31)	10.98	9.66	32,932	1.34
(0.27)	(0.04)	—	(0.31)	10.99	9.63	23,354	1.34
(0.37)	(0.07)	—	(0.44)	10.99	10.92	1,753	0.19
(0.33)	(0.05)	—	(0.38)	10.99	10.47	419	0.69

(0.25)	(0.03)	(0.04)	(0.32)	10.31	6.38	40,237	0.60	(b)
(0.19)	(0.03)	(0.04)	(0.26)	10.31	5.75	33,763	1.30	(b)
(0.19)	(0.03)	(0.04)	(0.26)	10.32	5.83	24,195	1.30	(b)
(0.30)	(0.03)	(0.04)	(0.37)	10.32	6.99	205	0.24	(b)
(0.25)	(0.02)	(0.04)	(0.31)	10.31	6.30	456	0.74	(b)

77

BALANCED STRATEGY PORTFOLIO (continued)

			Ratios assuming
			no expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income		Portfolio
	average		average		to average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	3.09%		1.05%		2.63%		51%
2001 - Class B Shares	2.34		1.80		1.88		51
2001 - Class C Shares	2.34		1.80		1.88		51
2001 - Institutional Shares	3.74		0.65		3.28		51
2001 - Service Shares	2.99		1.15		2.53		51

2000 - Class A Shares	4.45		1.09		3.95		23
2000 - Class B Shares	3.60		1.84		3.10		23
2000 - Class C Shares	3.59		1.84		3.09		23
2000 - Institutional Shares	4.94		0.69		4.44		23
2000 - Service Shares	5.70		1.19		5.20		23

1999 - Class A Shares	3.17		1.05		2.71		51
1999 - Class B Shares	2.42		1.80		1.96		51
1999 - Class C Shares	2.40		1.80		1.94		51
1999 - Institutional Shares	3.93		0.65		3.47		51
1999 - Service Shares	3.04		1.15		2.58		51

For the Period Ended December 31,(c)
1998 - Class A Shares	3.03	(b)	1.46	(b)	2.17	(b)	51
1998 - Class B Shares	2.38	(b)	2.08	(b)	1.60	(b)	51
1998 - Class C Shares	2.34	(b)	2.08	(b)	1.56	(b)	51
1998 - Institutional Shares	3.55	(b)	1.02	(b)	2.77	(b)	51
1998 - Service Shares	2.90	(b)	1.52	(b)	2.12	(b)	51

78

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79

GROWTH AND INCOME STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.64	$0.21	(d)	$(0.98)	$(0.77)
2001 - Class B Shares	10.62	0.14	(d)	(0.99)	(0.85)
2001 - Class C Shares	10.61	0.14	(d)	(0.98)	(0.84)
2001 - Institutional Shares	10.66	0.25	(d)	(0.99)	(0.74)
2001 - Service Shares	10.62	0.20	(d)	(0.98)	(0.78)

2000 - Class A Shares	11.71	0.38	(d)	(0.92)	(0.54)
2000 - Class B Shares	11.69	0.29	(d)	(0.92)	(0.63)
2000 - Class C Shares	11.69	0.29	(d)	(0.93)	(0.64)
2000 - Institutional Shares	11.71	0.44	(d)	(0.91)	(0.47)
2000 - Service Shares	11.69	0.37	(d)	(0.92)	(0.55)

1999 - Class A Shares	10.38	0.22		1.40	1.62
1999 - Class B Shares	10.36	0.14		1.40	1.54
1999 - Class C Shares	10.36	0.14		1.40	1.54
1999 - Institutional Shares	10.39	0.27		1.39	1.66
1999 - Service Shares	10.37	0.20		1.40	1.60

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.18		0.47	0.65
1998 - Class B Shares	10.00	0.12		0.46	0.58
1998 - Class C Shares	10.00	0.12		0.46	0.58
1998 - Institutional Shares	10.00	0.20		0.49	0.69
1998 - Service Shares	10.00	0.16		0.48	0.64

See page 90 for all footnotes.

80

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.22)	$—	$(0.27)	$(0.49)	$9.38	(7.27)%	$123,586	0.59%
(0.14)	—	(0.27)	(0.41)	9.36	(8.01)	89,089	1.34
(0.14)	—	(0.27)	(0.41)	9.36	(7.92)	60,569	1.34
(0.26)	—	(0.27)	(0.53)	9.39	(6.95)	18,107	0.19
(0.21)	—	(0.27)	(0.48)	9.36	(7.35)	1,866	0.69

(0.41)	(0.05)	(0.07)	(0.53)	10.64	(4.54)	158,430	0.59
(0.33)	(0.04)	(0.07)	(0.44)	10.62	(5.28)	116,542	1.34
(0.33)	(0.04)	(0.07)	(0.44)	10.61	(5.36)	78,144	1.34
(0.45)	(0.06)	(0.07)	(0.58)	10.66	(3.99)	18,763	0.19
(0.40)	(0.05)	(0.07)	(0.52)	10.62	(4.63)	1,570	0.69

(0.22)	(0.06)	(0.01)	(0.29)	11.71	15.79	195,153	0.59
(0.14)	(0.06)	(0.01)	(0.21)	11.69	14.95	143,686	1.34
(0.14)	(0.06)	(0.01)	(0.21)	11.69	14.94	95,523	1.34
(0.27)	(0.06)	(0.01)	(0.34)	11.71	16.14	29,200	0.19
(0.20)	(0.07)	(0.01)	(0.28)	11.69	15.60	1,856	0.69

(0.18)	(0.04)	(0.05)	(0.27)	10.38	6.55	181,441	0.60	(b)
(0.12)	(0.05)	(0.05)	(0.22)	10.36	5.82	138,914	1.30	(b)
(0.12)	(0.05)	(0.05)	(0.22)	10.36	5.80	100,711	1.30	(b)
(0.20)	(0.05)	(0.05)	(0.30)	10.39	6.96	9,030	0.23	(b)
(0.16)	(0.06)	(0.05)	(0.27)	10.37	6.43	1,354	0.73	(b)

81

GROWTH AND INCOME STRATEGY PORTFOLIO (continued)

			Ratios assuming no
			expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income to		Portfolio
	average		average		average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	2.11%		0.85%		1.85%		42%
2001 - Class B Shares	1.36		1.60		1.10		42
2001 - Class C Shares	1.36		1.60		1.10		42
2001 - Institutional Shares	2.52		0.45		2.26		42
2001 - Service Shares	2.05		0.95		1.79		42

2000 - Class A Shares	3.35		0.87		3.07		20
2000 - Class B Shares	2.57		1.62		2.29		20
2000 - Class C Shares	2.57		1.62		2.29		20
2000 - Institutional Shares	3.87		0.47		3.59		20
2000 - Service Shares	3.26		0.97		2.98		20

1999 - Class A Shares	2.00		0.85		1.74		49
1999 - Class B Shares	1.24		1.60		0.98		49
1999 - Class C Shares	1.23		1.60		0.97		49
1999 - Institutional Shares	2.53		0.45		2.27		49
1999 - Service Shares	1.91		0.95		1.65		49

For the Period Ended December 31,(c)
1998 - Class A Shares	2.37	(b)	1.05	(b)	1.92	(b)	42
1998 - Class B Shares	1.72	(b)	1.68	(b)	1.34	(b)	42
1998 - Class C Shares	1.68	(b)	1.68	(b)	1.30	(b)	42
1998 - Institutional Shares	2.97	(b)	0.61	(b)	2.59	(b)	42
1998 - Service Shares	2.28	(b)	1.11	(b)	1.90	(b)	42

82

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83

GROWTH STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset
	value at	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.88	$0.11	(d)	$(1.32)	$(1.21)
2001 - Class B Shares	10.86	0.03	(d)	(1.31)	(1.28)
2001 - Class C Shares	10.87	0.03	(d)	(1.31)	(1.28)
2001 - Institutional Shares	10.87	0.16	(d)	(1.32)	(1.16)
2001 - Service Shares	10.86	0.10	(d)	(1.33)	(1.23)

2000 - Class A Shares	12.24	0.22	(d)	(1.28)	(1.06)
2000 - Class B Shares	12.21	0.13	(d)	(1.27)	(1.14)
2000 - Class C Shares	12.22	0.13	(d)	(1.27)	(1.14)
2000 - Institutional Shares	12.23	0.25	(d)	(1.26)	(1.01)
2000 - Service Shares	12.22	0.23	(d)	(1.29)	(1.06)

1999 - Class A Shares	10.29	0.11		2.03	2.14
1999 - Class B Shares	10.28	0.02		2.02	2.04
1999 - Class C Shares	10.28	0.02		2.03	2.05
1999 - Institutional Shares	10.29	0.13		2.05	2.18
1999 - Service Shares	10.29	0.09		2.03	2.12

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.10		0.36	0.46
1998 - Class B Shares	10.00	0.05		0.35	0.40
1998 - Class C Shares	10.00	0.05		0.35	0.40
1998 - Institutional Shares	10.00	0.12		0.37	0.49
1998 - Service Shares	10.00	0.09		0.35	0.44

See page 90 for all footnotes.

84

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net			Net asset		at end of	net expenses
investment	investment	From net	Total	value, end	Total	period	to average
income	income	realized gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$(0.13)	$—	$(0.24)	$(0.37)	$9.30	(11.03)%	$93,313	0.59%
(0.05)	—	(0.24)	(0.29)	9.29	(11.72)	81,563	1.34
(0.05)	—	(0.24)	(0.29)	9.30	(11.69)	53,001	1.34
(0.17)	—	(0.24)	(0.41)	9.30	(10.55)	7,324	0.19
(0.12)	—	(0.24)	(0.36)	9.27	(11.16)	940	0.69

(0.22)	(0.08)	—	(0.30)	10.88	(8.68)	117,857	0.59
(0.15)	(0.06)	—	(0.21)	10.86	(9.39)	106,080	1.34
(0.15)	(0.06)	—	(0.21)	10.87	(9.36)	65,681	1.34
(0.25)	(0.10)	—	(0.35)	10.87	(8.28)	4,234	0.19
(0.22)	(0.08)	—	(0.30)	10.86	(8.67)	692	0.69

(0.11)	(0.08)	—	(0.19)	12.24	20.85	130,322	0.59
(0.02)	(0.09)	—	(0.11)	12.21	19.87	121,937	1.34
(0.02)	(0.09)	—	(0.11)	12.22	19.96	70,127	1.34
(0.13)	(0.11)	—	(0.24)	12.23	21.24	5,891	0.19
(0.09)	(0.10)	—	(0.19)	12.22	20.62	735	0.69

(0.10)	(0.02)	(0.05)	(0.17)	10.29	4.62	128,832	0.60	(b)
(0.05)	(0.02)	(0.05)	(0.12)	10.28	3.98	109,246	1.30	(b)
(0.05)	(0.02)	(0.05)	(0.12)	10.28	3.96	63,925	1.30	(b)
(0.12)	(0.03)	(0.05)	(0.20)	10.29	4.92	2,205	0.23	(b)
(0.09)	(0.01)	(0.05)	(0.15)	10.29	4.45	378	0.73	(b)

85

GROWTH STRATEGY PORTFOLIO (continued)

			Ratios assuming no
			expense reductions

	Ratio of				Ratio of
	net investment		Ratio of		net investment
	income to		expenses to		income (loss) to		Portfolio
	average		average		average		turnover
	net assets		net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	1.09%		0.88%		0.80%		40%
2001 - Class B Shares	0.34		1.63		0.05		40
2001 - Class C Shares	0.34		1.63		0.05		40
2001 - Institutional Shares	1.65		0.48		1.36		40
2001 - Service Shares	1.01		0.98		0.72		40

2000 - Class A Shares	1.83		0.89		1.53		23
2000 - Class B Shares	1.08		1.64		0.78		23
2000 - Class C Shares	1.11		1.64		0.81		23
2000 - Institutional Shares	2.10		0.49		1.80		23
2000 - Service Shares	1.95		0.99		1.65		23

1999 - Class A Shares	0.90		0.87		0.62		50
1999 - Class B Shares	0.17		1.62		(0.11)		50
1999 - Class C Shares	0.16		1.62		(0.12)		50
1999 - Institutional Shares	1.40		0.47		1.12		50
1999 - Service Shares	0.87		0.97		0.59		50

For the Period Ended December 31,(c)
1998 - Class A Shares	1.50	(b)	1.15	(b)	0.95	(b)	38
1998 - Class B Shares	0.83	(b)	1.78	(b)	0.35	(b)	38
1998 - Class C Shares	0.79	(b)	1.78	(b)	0.31	(b)	38
1998 - Institutional Shares	2.88	(b)	0.71	(b)	2.40	(b)	38
1998 - Service Shares	1.63	(b)	1.21	(b)	1.15	(b)	38

86

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87

AGGRESSIVE GROWTH STRATEGY PORTFOLIO

		Income (loss) from
		investment operations

	Net asset	Net
	value at	investment		Net realized	Total from
	beginning	income		and unrealized	investment
	of period	(loss)		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$10.71	$(0.01	) (d)	$(1.45)	$(1.46)
2001 - Class B Shares	10.70	(0.08	) (d)	(1.45)	(1.53)
2001 - Class C Shares	10.69	(0.08	) (d)	(1.45)	(1.53)
2001 - Institutional Shares	10.70	0.02	(d)	(1.45)	(1.43)
2001 - Service Shares	10.68	(0.02	) (d)	(1.45)	(1.47)

2000 - Class A Shares	12.61	0.03	(d)	(1.49)	(1.46)
2000 - Class B Shares	12.57	(0.06	) (d)	(1.47)	(1.53)
2000 - Class C Shares	12.57	(0.05	) (d)	(1.47)	(1.52)
2000 - Institutional Shares	12.60	0.10	(d)	(1.51)	(1.41)
2000 - Service Shares	12.59	0.04	(d)	(1.51)	(1.47)

1999 - Class A Shares	10.16	0.02		2.56	2.58
1999 - Class B Shares	10.14	(0.07)		2.54	2.47
1999 - Class C Shares	10.15	(0.06)		2.53	2.47
1999 - Institutional Shares	10.16	0.06		2.55	2.61
1999 - Service Shares	10.15	—		2.55	2.55

For the Period Ended December 31,(c)
1998 - Class A Shares	10.00	0.05		0.20	0.25
1998 - Class B Shares	10.00	0.01		0.18	0.19
1998 - Class C Shares	10.00	0.01		0.19	0.20
1998 - Institutional Shares	10.00	0.07		0.20	0.27
1998 - Service Shares	10.00	0.04		0.21	0.25

See page 90 for all footnotes.

88

APPENDIX B

Distributions to shareholders

	In excess					Net assets	Ratio of
From net	of net	From net		Net asset		at end of	net expenses
investment	investment	realized	Total	value, end	Total	period	to average
income	income	gains	distributions	of period	return(a)	(in 000s)	net assets(e)

$—	$—	$—	$—	$9.25	(13.63)%	$48,639	0.59%
—	—	—	—	9.17	(14.30)	30,013	1.34
—	—	—	—	9.16	(14.31)	25,571	1.34
—	—	—	—	9.27	(13.36)	7,248	0.19
—	—	—	—	9.21	(13.76)	153	0.69

—	(0.15)	(0.29)	(0.44)	10.71	(11.47)	53,480	0.59
—	(0.05)	(0.29)	(0.34)	10.70	(12.07)	39,885	1.34
—	(0.07)	(0.29)	(0.36)	10.69	(12.00)	32,695	1.34
—	(0.20)	(0.29)	(0.49)	10.70	(11.07)	6,011	0.19
—	(0.15)	(0.29)	(0.44)	10.68	(11.55)	146	0.69

(0.02)	(0.11)	—	(0.13)	12.61	25.39	58,387	0.59
—	(0.04)	—	(0.04)	12.57	24.41	47,462	1.34
—	(0.05)	—	(0.05)	12.57	24.35	28,573	1.34
(0.06)	(0.11)	—	(0.17)	12.60	25.74	3,570	0.19
—	(0.11)	—	(0.11)	12.59	25.17	137	0.69

(0.05)	—	(0.04)	(0.09)	10.16	2.57	47,135	0.60	(b)
(0.01)	—	(0.04)	(0.05)	10.14	1.93	41,204	1.30	(b)
(0.01)	—	(0.04)	(0.05)	10.15	2.04	21,726	1.30	(b)
(0.07)	—	(0.04)	(0.11)	10.16	2.80	124	0.24	(b)
(0.04)	(0.02)	(0.04)	(0.10)	10.15	2.54	121	0.74	(b)

89

AGGRESSIVE GROWTH STRATEGY PORTFOLIO (continued)

		Ratios assuming no
		expense reductions

	Ratio of			Ratio of
	net investment	Ratio of		net investment
	income (loss) to	expenses to		income (loss) to		Portfolio
	average	average		average		turnover
	net assets	net assets(e)		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	(0.11)%	0.97%		(0.49)%		43%
2001 - Class B Shares	(0.87)	1.72		(1.25)		43
2001 - Class C Shares	(0.86)	1.72		(1.24)		43
2001 - Institutional Shares	0.25	0.57		(0.13)		43
2001 - Service Shares	(0.20)	1.07		(0.58)		43

2000 - Class A Shares	0.28	0.99		(0.12)		19
2000 - Class B Shares	(0.49)	1.74		(0.89)		19
2000 - Class C Shares	(0.42)	1.74		(0.82)		19
2000 - Institutional Shares	0.84	0.59		0.44		19
2000 - Service Shares	0.30	1.09		(0.10)		19

1999 - Class A Shares	0.12	1.00		(0.29)		47
1999 - Class B Shares	(0.63)	1.75		(1.04)		47
1999 - Class C Shares	(0.61)	1.75		(1.02)		47
1999 - Institutional Shares	0.66	0.60		0.25		47
1999 - Service Shares	—	1.10		(0.41)		47

For the Period Ended December 31,(c)
1998 - Class A Shares	0.91 (b)	1.42	(b)	0.09	(b)	26
1998 - Class B Shares	0.14 (b)	2.05	(b)	(0.61	)(b)	26
1998 - Class C Shares	0.16 (b)	2.05	(b)	(0.59	)(b)	26
1998 - Institutional Shares	8.17 (b)	0.99	(b)	7.42	(b)	26
1998 - Service Shares	0.76 (b)	1.49	(b)	0.01	(b)	26

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(b)	Annualized.
(c)	Class A, Class B, Class C, Institutional and Service Share activity commenced on January 2, 1998.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Expense ratios exclude expenses of the Underlying Funds.

90

Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies
3 Goldman Sachs Balanced Strategy Portfolio
4 Goldman Sachs Growth and Income Strategy Portfolio
5 Goldman Sachs Growth Strategy Portfolio
6 Goldman Sachs Aggressive Growth Strategy Portfolio

7 Principal Investment Strategies

9 Principal Risks of the Portfolios

12 Description of the Underlying Funds

16 Principal Risks of the Underlying Funds

20 Portfolio Performance

26 Portfolio Fees and Expenses

30 Service Providers

36 Dividends

37 Shareholder Guide
37	How To Buy Shares
41	How To Sell Shares

46 Taxation

48 Appendix A Additional Information on the Underlying Funds

76 Appendix B Financial Highlights

Asset Allocation Portfolios Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolios’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

AAPROINST

Prospectus

Administration Shares

May 1, 2002

 CASH PORTFOLIO

■	Cash Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Cash Portfolio (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. With the Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

INVESTMENT PROCESS

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

The benchmark for the Fund is the iMoneyNet, Inc. First Tier Institutional Index.

Reference in this Prospectus to the Fund’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Fund is managed.

2

Fund Investment Objective and Strategies

INVESTMENT OBJECTIVE

The Cash Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Fund:

The Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

The Investors: The Fund is designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges.

NAV: The Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. The Fund’s investment objective and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

3

In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement.

4

FUND INVESTMENT OBJECTIVE AND STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. For more information see Appendix A.

■ No specific percentage limitation on usage;
limited only by the objective and	Cash
strategies of the Fund	Portfolio

Investment Policies Matrix
U.S. Treasury Obligations[1]	■
U.S. Government Securities	■
Bank Obligations[2]	■
Commercial Paper[3]	■
Short-Term Obligations of Corporations and Other Entities[4]	■
Repurchase Agreements	■
Asset-Backed and Receivables-Backed Securities[5]	■
Foreign Government Obligations (US$)[6]	■

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Over 25% of total assets must be invested in U.S. and foreign (US$) banks. If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[3]	U.S. and foreign (US$) commercial paper.
[4]	U.S. and foreign (US$) entities.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

5

■ No specific percentage limitation on usage;
limited only by the objective and	Cash
strategies of the Fund	Portfolio

Investment Policies Matrix continued
Municipals[7]	■
Custodial Receipts	■
Unrated Securities[8]	■
Investment Companies[9]	■
Private Activity Bonds	■
Credit Quality[8,10]	First Tier
Miscellaneous[11]	■

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities. In addition, when the Fund holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[9]	Up to 10% of total assets in other investment companies.
[10]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[11]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Cash
• Applicable	Portfolio

NAV	•
Interest Rate	•
Credit/Default	•
Liquidity	•
U.S. Government Securities	•
Foreign	•
Banking Industry	•

Risks that apply to the Fund:

■	NAV Risk—The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Liquidity Risk—The risk that the Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and

7

accounting and disclosure standards, or other factors. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on May 1, 2001. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

9

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of the Fund.

	Cash
	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.15%
Other Expenses	25.59%
Administration Fees[3]		0.25%
All Other Expenses[4]		25.34%

Total Fund Operating Expenses*	25.74%

See page 11 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus year are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Cash
	Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.11%
Other Expenses	0.26%
Administration Fees[3]		0.25%
All Other Expenses[4]		0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.37%

10

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Fund equal on an annualized basis to 0.04% of the Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Fund are 0.11% of the Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of the Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of the Fund’s average daily net assets.

11

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Cash Portfolio	$2,307	$5,585	$7,644	$10,035

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

12

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Fund. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser also performs the following services for the Fund:

■	Continually manages the Fund, including the purchase, retention and disposition of securities and other assets
■	Administers the Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

13

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate
		for the Fiscal
		Period Ended
	Contractual Rate	December 31, 2001

Cash Portfolio	0.15%	0.11%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

14

Dividends

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly.

You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions.

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

15

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Fund?
Generally, Administration Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

16

SHAREHOLDER GUIDE

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds — (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Cash Portfolio:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

17

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds.

In addition to Administration Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?

Minimum initial investment	$1 billion

Minimum account balance	$1 billion

Minimum subsequent investments	None

A Service Organization may, however, impose other minimum amounts for initial and subsequent investments in Administration Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement. The Fund may waive the minimum investment and minimum account balance required and may require you to provide a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $1 billion or more (not counting reinvestments of dividends and distributions and redemptions) within a period of 13 months in Administration

18

SHAREHOLDER GUIDE

Shares of the Fund. The Trust may approve, reject or discontinue any such waiver at its discretion.
■	Reject any purchase order for any reason.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help the Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

19

normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Fund?
Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6572

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Fund as described under “What Do I Need To Know About Service Organizations?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

20

SHAREHOLDER GUIDE

written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Cash Portfolio:

■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

21

■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Administration Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Administration Shares of the Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The

22

SHAREHOLDER GUIDE

exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

23

What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Fund are also reflected in regular statements issued by the Fund to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

24

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions. Distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations, they may be exempt from state and local income taxes. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Other Information. When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

25

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that the Fund’s investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are

26

APPENDIX A

so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. The Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, the Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Because the Fund will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. The Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic issuers or foreign issuers. Asset-backed

27

commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. The Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date

28

APPENDIX A

would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. The Fund may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the legal remedies for investors may be more limited than the remedies available in the United States.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which the Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

29

Custodial Receipts. The Fund may also invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with

30

APPENDIX A

liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio.

Borrowings. The Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Fund may not make additional investments

31

if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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33

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from commencement of operations (May 1, 2001) to December 31, 2001. Certain information relates to a single Fund share. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

CASH PORTFOLIO

	Net asset
	value,	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Period Ended December 31,
2001 - Institutional shares (commenced May 1, 2001)	$1.00	$0.02	$(0.02)
2001 - Preferred shares (commenced May 1, 2001)	1.00	0.02	(0.02)
2001 - Administration shares (commenced May 1, 2001)	1.00	0.02	(0.02)

(a) Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.
(c)	Annualized.

34

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of net	net investment	Ratio of	net investment
Net asset		end of	expenses to	income	expenses to	loss to
value, end	Total	period	average	to average	average	average
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)

$1.00	2.08%	$1,017	0.12%	3.07%	25.49%	(22.30)%
1.00	2.02	2	0.22	3.18	25.59	(22.19)
1.00	1.92	2	0.37	2.95	25.74	(22.42)

35

Index

1 General Investment Management Approach

3 Fund Investment Objective and Strategies

7 Principal Risks of the Fund

9 Fund Performance

10 Fund Fees and Expenses

13 Service Providers

15 Dividends

16 Shareholder Guide
16	How to Buy Shares
20	How to Sell Shares

25 Taxation

26 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

34 Appendix B Financial Highlights

Cash Portfolio Prospectus (Administration Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

CASHPROADMIN

Prospectus

Preferred Shares

May 1, 2002

 CASH PORTFOLIO

■	Cash Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Cash Portfolio (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. With the Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

INVESTMENT PROCESS

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

The benchmark for the Fund is the iMoneyNet, Inc. First Tier Institutional Index.

Reference in this Prospectus to the Fund’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Fund is managed.

2

Fund Investment Objective and Strategies

INVESTMENT OBJECTIVE

The Cash Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Fund:

The Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

The Investors: The Fund is designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges.

NAV: The Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. The Fund’s investment objective and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

3

In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement.

4

FUND INVESTMENT OBJECTIVE AND STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. For more information see Appendix A.

■ No specific percentage limitation on usage;
limited only by the objective and	Cash
strategies of the Fund	Portfolio

Investment Policies Matrix
U.S. Treasury Obligations[1]	■

U.S. Government Securities	■

Bank Obligations[2]	■

Commercial Paper[3]	■

Short-Term Obligations of Corporations and Other Entities [4]	■

Repurchase Agreements	■

Asset-Backed and Receivables-Backed Securities[5]	■

Foreign Government Obligations (US$)[6]	■

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Over 25% of total assets must be invested in U.S. and foreign (US$) banks. If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[3]	U.S. and foreign (US$) commercial paper.
[4]	U.S. and foreign (US$) entities.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

5

■ No specific percentage limitation on usage;
limited only by the objective and	Cash
strategies of the Fund	Portfolio

Investment Policies Matrix continued
Municipals[7]	■

Custodial Receipts	■

Unrated Securities[8]	■

Investment Companies[9]	■

Private Activity Bonds	■

Credit Quality[8,10]	First Tier

Miscellaneous[11]	■

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities. In addition, when the Fund holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[9]	Up to 10% of total assets in other investment companies.
[10]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[11]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Cash
• Applicable	Portfolio

NAV	•
Interest Rate	•
Credit/Default	•
Liquidity	•
U.S. Government Securities	•
Foreign	•
Banking Industry	•

Risks that apply to the Fund:

■	NAV Risk—The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Liquidity Risk—The risk that the Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and

7

accounting and disclosure standards, or other factors. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on May 1, 2001. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

9

Fund Fees and Expenses (Preferred Shares)

This table describes the fees and expenses that you would pay if you buy and hold Preferred Shares of the Fund.

	Cash
	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees[2]	0.15%
Other Expenses	25.44%
Preferred Administration Fees[3]		0.10%
All Other Expenses[4]		25.34%

Total Fund Operating Expenses*	25.59%

See page 11 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Cash
	Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.11%
Other Expenses	0.11%
Preferred Administration Fees[3]		0.10%
All Other Expenses[4]		0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.22%

10

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Fund equal on an annualized basis to 0.04% of the Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Fund are 0.11% of the Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Preferred Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of the Fund (excluding management fees, preferred administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of the Fund’s average daily net assets.

11

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Preferred Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Cash Portfolio	$2,296	$5,566	$7,628	$10,037

Service Organizations that invest in Preferred Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Preferred Shares may receive other compensation in connection with the sale and distribution of Preferred Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

12

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Fund. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser also performs the following services for the Fund:

■	Continually manages the Fund, including the purchase, retention and disposition of securities and other assets
■	Administers the Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

13

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate
		for the Fiscal
		Period Ended
	Contractual Rate	December 31, 2001

Cash Portfolio	0.15%	0.11%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

14

Dividends

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly.

You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions.

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

15

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Preferred Shares.

HOW TO BUY SHARES

How Can I Purchase Preferred Shares Of The Fund?
Generally, Preferred Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Preferred Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Preferred Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

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SHAREHOLDER GUIDE

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Cash Portfolio
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Preferred Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

17

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a preferred administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.10% (on an annualized basis) of the average daily net assets of the Preferred Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds.

In addition to Preferred Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Preferred Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?

Minimum initial investment	$1 billion

Minimum account balance	$1 billion

Minimum subsequent investments	None

A Service Organization may, however, impose other minimum amounts for initial and subsequent investments by its customer accounts in Preferred Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Preferred Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement. The Fund may waive the minimum investment and minimum account balance required and may require you to provide a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $1 billion or more (not counting reinvestments of dividends and distributions and redemptions) within a period of 13 months in Preferred Shares

18

SHAREHOLDER GUIDE

of the Fund. The Trust may approve, reject or discontinue any such waiver at its discretion.
■	Reject any purchase order for any reason.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Preferred Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help the Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

19

normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Preferred Shares Of The Fund?
Generally, Preferred Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Preferred Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Fund as described under “What Do I Need To Know About Service Organizations?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

20

SHAREHOLDER GUIDE

written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Cash Portfolio:

■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption request or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

21

■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Preferred Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Preferred Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Preferred Shares of the Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange

22

SHAREHOLDER GUIDE

privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

23

What Types Of Reports Will I Be Sent Regarding Investments In Preferred Shares?
Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Fund are also reflected in regular statements issued by the Fund to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Preferred Shares in accordance with the rules that apply to their accounts with the Service Organizations.

24

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions. Distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations, they may be exempt from state and local income taxes. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Other Information. When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

25

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that the Fund’s investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are

26

APPENDIX A

so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. The Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, the Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Because the Fund will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. The Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic issuers or foreign issuers. Asset-backed

27

commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. The Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date

28

APPENDIX A

would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. The Fund may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the legal remedies for investors may be more limited than the remedies available in the United States.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which the Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

29

Custodial Receipts. The Fund may also invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with

30

APPENDIX A

liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio.

Borrowings. The Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Fund may not make additional investments

31

if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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33

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from commencement of operations (May 1, 2001) to December 31, 2001. Certain information relates to a single Fund share. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

CASH PORTFOLIO

	Net asset
	value,	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Period Ended December 31,
2001 - Institutional shares (commenced May 1, 2001)	$1.00	$0.02	$(0.02)
2001 - Preferred shares (commenced May 1, 2001)	1.00	0.02	(0.02)
2001 - Administration shares (commenced May 1, 2001)	1.00	0.02	(0.02)

(a) Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.
(c)	Annualized.

34

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of net	net investment	Ratio of	net investment
Net asset		end of	expenses to	income	expenses to	loss to
value, end	Total	period	average	to average	average	average
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)

$1.00	2.08%	$1,017	0.12%	3.07%	25.49%	(22.30)%
1.00	2.02	2	0.22	3.18	25.59	(22.19)
1.00	1.92	2	0.37	2.95	25.74	(22.42)

35

Index

1 General Investment Management Approach

3 Fund Investment Objective and Strategies

7 Principal Risks of the Fund

9 Fund Performance

10 Fund Fees and Expenses

13 Service Providers

15 Dividends

16 Shareholder Guide
16	How to Buy Shares
20	How to Sell Shares

25 Taxation

26 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

34 Appendix B Financial Highlights

Cash Portfolio Prospectus (Preferred Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

CASHPROPREF

Prospectus

Institutional Shares

May 1, 2002

 CASH PORTFOLIO

■	Cash Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Cash Portfolio (the “Fund”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Fund is managed to seek preservation of capital, daily liquidity and maximum current income. With the Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

INVESTMENT PROCESS

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Fund. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

The benchmark for the Fund is the iMoneyNet, Inc. First Tier Institutional Index.

Reference in this Prospectus to the Fund’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Fund is managed.

2

Fund Investment Objective and Strategies

INVESTMENT OBJECTIVE

The Cash Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Fund:

The Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

The Investors: The Fund is designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges.

NAV: The Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.

Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

Investment Restrictions: The Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of the Fund cannot be changed without approval of a majority of the outstanding shares of the Fund. The Fund’s investment objective and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.

3

In order to obtain a rating from a rating organization, the Fund will observe special investment restrictions.

Diversification: Diversification can help the Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement.

4

FUND INVESTMENT OBJECTIVE AND STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. For more information see Appendix A.

■ No specific percentage limitation on usage;
limited only by the objective and	Cash
strategies of the Fund	Portfolio

Investment Policies Matrix
U.S. Treasury Obligations[1]	■
U.S. Government Securities	■
Bank Obligations[2]	■
Commercial Paper[3]	■
Short-Term Obligations of Corporations and Other Entities [4]	■
Repurchase Agreements	■
Asset-Backed and Receivables-Backed Securities[5]	■
Foreign Government Obligations (US$)[6]	■

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Over 25% of total assets must be invested in U.S. and foreign (US$) banks. If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[3]	U.S. and foreign (US$) commercial paper.
[4]	U.S. and foreign (US$) entities.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

5

■ No specific percentage limitation on usage;
limited only by the objective and	Cash
strategies of the Fund	Portfolio

Investment Policies Matrix continued
Municipals[7]	■
Custodial Receipts	■
Unrated Securities[8]	■
Investment Companies[9]	■
Private Activity Bonds	■
Credit Quality[8,10]	First Tier
Miscellaneous[11]	■

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities. In addition, when the Fund holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[9]	Up to 10% of total assets in other investment companies.
[10]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[11]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Cash
• Applicable	Portfolio

NAV	•
Interest Rate	•
Credit/Default	•
Liquidity	•
U.S. Government Securities	•
Foreign	•
Banking Industry	•

Risks that apply to the Fund:

■	NAV Risk—The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Liquidity Risk—The risk that the Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and

7

accounting and disclosure standards, or other factors. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

Fund Performance

HOW THE FUND HAS PERFORMED

The Fund commenced operations on May 1, 2001. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

9

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

Cash
Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.15%
Other Expenses[3]	25.34%

Total Fund Operating Expenses*	25.49%

See page 11 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Cash
Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.11%
Other Expenses[3]	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.12%

10

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Fund equal on an annualized basis to 0.04% of the Fund’s average daily net assets. As a result of fee waivers, the current management fees of the Fund are 0.11% of the Fund’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of the Fund (excluding management fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of the Fund’s average daily net assets.

11

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Cash Portfolio	$2,288	$5,553	$7,618	$10,038

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

12

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Fund. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser also performs the following services for the Fund:

■	Continually manages the Fund, including the purchase, retention and disposition of securities and other assets
■	Administers the Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, the Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

13

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate
		for the Fiscal
		Period Ended
	Contractual Rate	December 31, 2001

Cash Portfolio	0.15%	0.11%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

14

Dividends

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly.

You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Fund’s daily distributions.

The Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

15

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Fund?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

In order to make an initial investment in the Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

You may send your payment as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other

16

SHAREHOLDER GUIDE

financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Cash Portfolio
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Institutional Shares. These payments may be in addition to other payments borne by the Fund.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds.

In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your

17

sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?

Minimum initial investment	$1 billion

Minimum account balance	$1 billion

Minimum subsequent investments	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement. The Fund may waive the minimum investment and minimum account balance required and may require you to provide a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $1 billion or more (not counting reinvestments of dividends and distributions and redemptions) within a period of 13 months in Institutional Shares of the Fund. The Trust may approve, reject or discontinue any such waiver at its discretion.
■	Reject any purchase order for any reason.

The Fund may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease

18

SHAREHOLDER GUIDE

granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help the Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Fund?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, the Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be

19

sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

20

SHAREHOLDER GUIDE

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Cash Portfolio:

■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

21

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of the Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

22

SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Institutional Shares?
Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Fund are also reflected in regular statements issued by the Fund to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

23

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions. Distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations, they may be exempt from state and local income taxes. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Other Information. When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

24

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including its associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that the Fund’s investment objective and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are

25

so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. The Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, the Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Because the Fund will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. The Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic issuers or foreign issuers. Asset-backed

26

APPENDIX A

commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. The Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Fund may be regarded as illiquid.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Fund’s shareholders. In addition, the Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Fund may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date

27

would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. The Fund may invest in foreign government obligations. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by the Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. In addition, the legal remedies for investors may be more limited than the remedies available in the United States.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which the Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

28

APPENDIX A

Custodial Receipts. The Fund may also invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. The Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with

29

liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. The Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Fund’s portfolio.

Borrowings. The Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Fund may not make additional investments

30

APPENDIX A

if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

31

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance from commencement of operations (May 1, 2001) to December 31, 2001. Certain information relates to a single Fund share. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

CASH PORTFOLIO

	Net asset
	value,	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Period Ended December 31,
2001 - Institutional shares (commenced May 1, 2001)	$1.00	$0.02	$(0.02)
2001 - Preferred shares (commenced May 1, 2001)	1.00	0.02	(0.02)
2001 - Administration shares (commenced May 1, 2001)	1.00	0.02	(0.02)

(a) Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.
(c)	Annualized.

32

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of net	net investment	Ratio of	net investment
Net asset		end of	expenses to	income	expenses to	loss to
value, end	Total	period	average	to average	average	average
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)

$1.00	2.08%	$1,017	0.12%	3.07%	25.49%	(22.30)%
1.00	2.02	2	0.22	3.18	25.59	(22.19)
1.00	1.92	2	0.37	2.95	25.74	(22.42)

33

Index

1 General Investment Management Approach

3 Fund Investment Objective and Strategies

7 Principal Risks of the Fund

9 Fund Performance

10 Fund Fees and Expenses

13 Service Providers

15 Dividends

16 Shareholder Guide
16	How to Buy Shares
19	How to Sell Shares

24 Taxation

25 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

32 Appendix B Financial Highlights

Cash Portfolio Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

CASHPROINST

Prospectus

FST Administration Shares

May 1, 2002

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■	Prime Obligations Fund

■	Money Market Fund

■	Treasury Obligations Fund

■	Treasury Instruments Fund

■	Government Fund

■	Federal Fund

■	Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

11

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Administration Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

12

FUND PERFORMANCE

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.59% Worst Quarter* Q4 ’01 0.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Administration Shares (Inception 11/9/92)	3.89%	5.12%	4.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

13

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.59% Worst Quarter* Q4 ’01 0.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Administration Shares (Inception 5/20/94)	3.91%	5.13%	5.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.54% Worst Quarter* Q4 ’01 0.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Administration Shares (Inception 1/21/93)	3.61%	4.90%	4.68%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’01 0.50%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Administration Shares (Inception 4/1/97)	3.53%	4.64%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.56% Worst Quarter* Q4 ’01 0.55%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Administration Shares (Inception 9/1/93)	3.83%	5.02%	4.91%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.55% Worst Quarter* Q4 ’01 0.54%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Administration Shares (Inception 4/1/97)	3.79%	4.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.97% Worst Quarter* Q1 ’95 0.62%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Administration Shares (Inception 8/1/94)	2.34%	3.05%	3.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]

Management Fees[2]	0.205%	0.205%
Other Expenses	0.275%	0.275%
Administration Fees[3]	0.250%	0.250%
All Other Expenses[4]	0.025%	0.025%

Total Fund Operating Expenses*	0.480%	0.480%

See page 22 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.26%	0.26%
Administration Fees[3]	0.25%	0.25%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.43%	0.43%

20

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.275%	0.305%	0.285%	0.265%	0.275%
0.250%	0.250%	0.250%	0.250%	0.250%
0.025%	0.055%	0.035%	0.015%	0.025%

0.480%	0.510%	0.490%	0.470%	0.480%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.26%	0.26%	0.26%	0.26%	0.26%
0.25%	0.25%	0.25%	0.25%	0.25%
0.01%	0.01%	0.01%	0.01%	0.01%

0.45%	0.45%	0.43%	0.45%	0.43%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund’s average daily net assets.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$49	$154	$269	$604

Money Market	$49	$154	$269	$604

Treasury Obligations	$49	$154	$269	$604

Treasury Instruments	$52	$164	$285	$640

Government	$50	$157	$279	$616

Federal	$48	$151	$263	$591

Tax-Free Money Market	$49	$154	$269	$604

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISERS

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

24

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

25

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

26

DIVIDENDS

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

27

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Funds?
Generally, Administration Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

28

SHAREHOLDER GUIDE

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds - (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their

29

customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem

30

SHAREHOLDER GUIDE

Administration Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

31

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Funds?
Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service

32

SHAREHOLDER GUIDE

Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

33

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

34

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Administration Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

35

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

36

SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

37

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

38

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

39

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

40

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

41

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

42

APPENDIX A

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

43

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

44

APPENDIX A

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

45

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

46

APPENDIX A

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

47

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report along with a Funds’ financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent accountants.

PRIME OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

48

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.15%	$25,429,443	0.18%	3.87%	0.23%	3.82%
1.00	4.12	189,492	0.21	3.41	0.26	3.36
1.00	4.05	1,003,414	0.28	3.72	0.33	3.67
1.00	3.89	2,803,798	0.43	3.64	0.48	3.59
1.00	3.63	1,225,547	0.68	3.46	0.73	3.41

1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
1.00	5.93	70,819	0.21 (c)	6.48 (c)	0.25 (c)	6.44 (c)
1.00	6.34	454,883	0.28	6.21	0.32	6.17
1.00	6.18	2,084,745	0.43	6.09	0.47	6.05
1.00	5.91	1,005,373	0.68	5.81	0.72	5.77

1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1.00	5.07	219,711	0.28	4.87	0.33	4.82
1.00	4.91	1,051,831	0.43	4.88	0.48	4.83
1.00	4.65	690,741	0.68	4.60	0.73	4.55

1.00	5.55	5,831,773	0.18	5.39	0.24	5.33
1.00	5.45	132,558	0.28	5.26	0.34	5.20
1.00	5.29	331,196	0.43	5.14	0.49	5.08
1.00	5.03	336,205	0.68	4.89	0.74	4.83

1.00	5.60	3,867,739	0.18	5.46	0.23	5.41
1.00	5.50	152,767	0.28	5.38	0.33	5.33
1.00	5.34	241,607	0.43	5.22	0.48	5.17
1.00	5.08	176,133	0.68	4.97	0.73	4.92

49

MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.06	(0.06)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

50

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net	Ratio of	Ratio of net
Net asset		Net assets	Ratio of net	investment	expenses to	investment
value at		at end of	expenses to	income to	average	income to
end	Total	period	average	average net	net	average
of period	return(b)	(in 000’s)	net assets	assets	assets	net assets

$1.00	4.16%	$15,909,394	0.18%	3.74%	0.23%	3.69%
1.00	4.13	301,797	0.21	3.79	0.26	3.74
1.00	4.06	194,015	0.28	4.22	0.33	4.17
1.00	3.91	645,588	0.43	3.72	0.48	3.67
1.00	3.65	492,794	0.68	3.52	0.73	3.47

1.00	6.44	5,954,862	0.18	6.25	0.22	6.21
1.00	5.93	22,595	0.21 (c)	6.41 (c)	0.25 (c)	6.37 (c)
1.00	6.34	163,779	0.28	6.11	0.32	6.07
1.00	6.18	421,498	0.43	6.02	0.47	5.98
1.00	5.92	396,927	0.68	5.78	0.72	5.74

1.00	5.18	8,747,861	0.18	5.08	0.22	5.04
1.00	5.07	241,179	0.28	4.99	0.32	4.95
1.00	4.92	403,602	0.43	4.81	0.47	4.77
1.00	4.66	305,972	0.68	4.53	0.72	4.49

1.00	5.55	4,995,782	0.18	5.40	0.23	5.35
1.00	5.45	93,218	0.28	5.30	0.33	5.25
1.00	5.29	399,474	0.43	5.16	0.48	5.11
1.00	5.03	496,520	0.68	4.86	0.73	4.81

1.00	5.63	4,346,519	0.18	5.50	0.23	5.45
1.00	5.53	20,258	0.28	5.44	0.33	5.39
1.00	5.37	221,256	0.43	5.26	0.48	5.21
1.00	5.11	316,304	0.68	4.99	0.73	4.94

51

TREASURY OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

52

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	3.87%	$3,985,276	0.20%	3.66%	0.23%	3.63%
1.00	3.83	70,040	0.23	1.83	0.26	1.80
1.00	3.76	205,440	0.30	4.06	0.33	4.03
1.00	3.61	1,515,737	0.45	3.54	0.48	3.51
1.00	3.35	1,155,241	0.70	3.09	0.73	3.06

1.00	6.18	2,493,450	0.18	6.04	0.23	5.99
1.00	5.75	1	0.21 (c)	6.33 (c)	0.26 (c)	6.28 (c)
1.00	6.08	271,388	0.28	5.95	0.33	5.90
1.00	5.92	1,379,728	0.43	5.83	0.48	5.78
1.00	5.66	676,118	0.68	5.55	0.73	5.50

1.00	4.88	2,320,581	0.18	4.75	0.23	4.70
1.00	4.78	297,925	0.28	4.67	0.33	4.62
1.00	4.62	1,157,825	0.43	4.53	0.48	4.48
1.00	4.36	569,993	0.68	4.28	0.73	4.23

1.00	5.40	3,521,389	0.18	5.22	0.23	5.17
1.00	5.29	285,240	0.28	5.20	0.33	5.15
1.00	5.14	1,080,454	0.43	4.94	0.48	4.89
1.00	4.87	501,619	0.68	4.69	0.73	4.64

1.00	5.50	2,217,943	0.18	5.36	0.23	5.31
1.00	5.40	245,355	0.28	5.32	0.33	5.27
1.00	5.24	738,865	0.43	5.12	0.48	5.07
1.00	4.98	312,991	0.68	4.87	0.73	4.82

53

TREASURY INSTRUMENTS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.03	(0.03)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.05	(0.05)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.05	(0.05)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.04	(0.04)
1999 - FST Administration Shares	1.00	0.04	(0.04)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.04	(0.04)

For the Period Ended December 31,
1997 - FST Shares (commenced March 3)	1.00	0.04	(0.04)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 5)	1.00	0.04	(0.04)

See page 60 for all footnotes.

54

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	3.79%		$1,161,245	0.20%		3.52%		0.26%		3.46%
1.00	3.75		12,052	0.23		1.91		0.29		1.85
1.00	3.68		50,561	0.30		3.32		0.36		3.26
1.00	3.53		117,089	0.45		3.22		0.51		3.16
1.00	3.27		115,500	0.70		3.01		0.76		2.95

1.00	5.90		734,427	0.18		5.80		0.28		5.70
1.00	5.44	(d)	1	0.21	(c)	5.85	(c)	0.31	(c)	5.75	(c)
1.00	5.79		2,380	0.28		5.67		0.38		5.57
1.00	5.64		42,533	0.43		5.40		0.53		5.30
1.00	5.38		68,194	0.68		5.18		0.78		5.08

1.00	4.60		428,732	0.18		4.51		0.24		4.45
1.00	4.49		208	0.28		4.53		0.34		4.47
1.00	4.34		67,748	0.43		4.29		0.49		4.23
1.00	4.08		42,095	0.68		4.07		0.74		4.01

1.00	5.05		822,207	0.18		4.74		0.29		4.63
1.00	4.94		2	0.28		4.68		0.39		4.57
1.00	4.79		23,676	0.43		4.62		0.54		4.51
1.00	4.53		17,128	0.68		4.37		0.79		4.26

1.00	5.25	(c)	496,419	0.18	(c)	5.09	(c)	0.29	(c)	4.98	(c)
1.00	5.13	(c)	2	0.28	(c)	5.00	(c)	0.39	(c)	4.89	(c)
1.00	4.99	(c)	4,159	0.43	(c)	4.84	(c)	0.54	(c)	4.73	(c)
1.00	4.71	(c)	20,177	0.68	(c)	4.62	(c)	0.79	(c)	4.51	(c)

55

GOVERNMENT FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.09%	$4,201,586	0.18%	3.76%	0.24%	3.70%
1.00	4.05	51,609	0.21	3.15	0.27	3.09
1.00	3.98	850,943	0.28	3.68	0.34	3.62
1.00	3.83	1,169,694	0.43	3.52	0.49	3.46
1.00	3.57	576,226	0.68	3.17	0.74	3.11

1.00	6.31	1,859,266	0.18	6.14	0.23	6.09
1.00	5.84	11,247	0.21 (c)	6.30 (c)	0.26 (c)	6.25 (c)
1.00	6.21	361,111	0.28	6.19	0.33	6.14
1.00	6.05	595,037	0.43	5.93	0.48	5.88
1.00	5.79	273,355	0.68	5.60	0.73	5.55

1.00	5.03	2,260,275	0.18	4.91	0.22	4.87
1.00	4.93	181,155	0.28	4.81	0.32	4.77
1.00	4.77	519,266	0.43	4.67	0.47	4.63
1.00	4.51	435,192	0.68	4.35	0.72	4.31

1.00	5.46	1,563,875	0.18	5.32	0.23	5.27
1.00	5.36	245,628	0.28	5.15	0.33	5.10
1.00	5.20	407,363	0.43	5.06	0.48	5.01
1.00	4.94	699,481	0.68	4.83	0.73	4.78

1.00	5.54	1,478,539	0.18	5.41	0.24	5.35
1.00	5.43	7,147	0.28	5.34	0.34	5.28
1.00	5.28	299,804	0.43	5.15	0.49	5.09
1.00	5.02	580,200	0.68	4.91	0.74	4.85

57

FEDERAL FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

For the Period Ended December 31,
1997 - FST Shares (commenced February 28)	1.00	0.05	(0.05)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 25)	1.00	0.04	(0.04)

See page 60 for all footnotes.

58

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	4.05%		$14,153,371	0.20%		3.87%		0.22%		3.85%
1.00	4.02		1	0.23		3.59		0.25		3.57
1.00	3.95		126,915	0.30		3.76		0.32		3.74
1.00	3.79		1,134,424	0.45		3.75		0.47		3.73
1.00	3.53		814,384	0.70		3.43		0.72		3.41

1.00	6.26		8,296,788	0.20		6.16		0.23		6.13
1.00	5.77	(d)	1	0.23	(c)	6.16	(c)	0.24	(c)	6.13	(c)
1.00	6.16		145,000	0.30		5.93		0.32		5.90
1.00	6.00		1,024,184	0.45		5.89		0.48		5.86
1.00	5.74		899,691	0.70		5.61		0.73		5.58

1.00	5.05		4,206,119	0.18		4.96		0.23		4.91
1.00	4.94		186,590	0.28		5.05		0.33		5.00
1.00	4.79		789,529	0.43		4.71		0.48		4.66
1.00	4.53		478,635	0.68		4.46		0.73		4.41

1.00	5.41		2,346,254	0.18		5.24		0.24		5.18
1.00	5.31		26,724	0.28		5.20		0.34		5.14
1.00	5.15		690,084	0.43		5.02		0.49		4.96
1.00	4.89		321,124	0.68		4.78		0.74		4.72

1.00	5.51	(c)	1,125,681	0.18	(c)	5.39	(c)	0.27	(c)	5.30	(c)
1.00	5.43	(c)	194,375	0.28	(c)	5.26	(c)	0.37	(c)	5.17	(c)
1.00	5.27	(c)	625,334	0.43	(c)	5.15	(c)	0.52	(c)	5.06	(c)
1.00	5.00	(c)	228,447	0.68	(c)	4.78	(c)	0.77	(c)	4.69	(c)

59

TAX-FREE MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.03	$(0.03)
2001 - FST Select Shares	1.00	0.03	(0.03)
2001 - FST Preferred Shares	1.00	0.02	(0.02)
2001 - FST Administration Shares	1.00	0.02	(0.02)
2001 - FST Service Shares	1.00	0.02	(0.02)

2000 - FST Shares	1.00	0.04	(0.04)
2000 - FST Select Shares (commenced January 31)	1.00	0.04	(0.04)
2000 - FST Preferred Shares	1.00	0.04	(0.04)
2000 - FST Administration Shares	1.00	0.04	(0.04)
2000 - FST Service Shares	1.00	0.03	(0.03)

1999 - FST Shares	1.00	0.03	(0.03)
1999 - FST Preferred Shares	1.00	0.03	(0.03)
1999 - FST Administration Shares	1.00	0.03	(0.03)
1999 - FST Service Shares	1.00	0.03	(0.03)

1998 - FST Shares	1.00	0.03	(0.03)
1998 - FST Preferred Shares	1.00	0.03	(0.03)
1998 - FST Administration Shares	1.00	0.03	(0.03)
1998 - FST Service Shares	1.00	0.03	(0.03)

1997 - FST Shares	1.00	0.04	(0.04)
1997 - FST Preferred Shares	1.00	0.03	(0.03)
1997 - FST Administration Shares	1.00	0.03	(0.03)
1997 - FST Service Shares	1.00	0.03	(0.03)

Footnotes:

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Not Annualized.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	2.60%	$3,588,030	0.18%	2.46%	0.23%	2.41%
1.00	2.57	1	0.21	2.73	0.26	2.68
1.00	2.50	17,722	0.28	2.45	0.33	2.40
1.00	2.34	146,621	0.43	2.27	0.48	2.22
1.00	2.09	68,298	0.68	2.04	0.73	1.99

1.00	3.95	2,693,098	0.18	3.93	0.23	3.88
1.00	3.66	1	0.21 (c)	3.97 (c)	0.26 (c)	3.92 (c)
1.00	3.85	18,568	0.28	3.81	0.33	3.76
1.00	3.69	108,335	0.43	3.66	0.48	3.61
1.00	3.43	71,614	0.68	3.46	0.73	3.41

1.00	3.13	1,775,327	0.18	3.12	0.22	3.08
1.00	3.03	31,359	0.28	2.99	0.32	2.95
1.00	2.88	127,967	0.43	2.81	0.47	2.77
1.00	2.62	69,465	0.68	2.61	0.72	2.57

1.00	3.34	1,456,002	0.18	3.28	0.23	3.23
1.00	3.24	20,882	0.28	3.17	0.33	3.12
1.00	3.08	146,800	0.43	3.04	0.48	2.99
1.00	2.83	50,990	0.68	2.77	0.73	2.72

1.00	3.54	939,407	0.18	3.50	0.24	3.44
1.00	3.43	35,152	0.28	3.39	0.34	3.33
1.00	3.28	103,049	0.43	3.27	0.49	3.21
1.00	3.02	42,578	0.68	3.01	0.74	2.95

61

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

12 Fund Performance

20 Fund Fees and Expenses

24 Service Providers

26 Dividends

28 Shareholder Guide
28	How to Buy Shares
32	How to Sell Shares

38 Taxation

39 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Administration Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Squares FundsSM is a service mark of Goldman, Sachs & Co.

FSPROADMM

Prospectus

FST Preferred Shares

May 1, 2002

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■	Prime Obligations Fund

■	Money Market Fund

■	Treasury Obligations Fund

■	Treasury Instruments Fund

■	Government Fund

■	Federal Fund

■	Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state[15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state[15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state[15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state[15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

11

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Preferred Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Preferred Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

12

FUND PERFORMANCE

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.63% Worst Quarter* Q4 ’01 0.60%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	4.05%	5.28%	5.28%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

13

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.63% Worst Quarter* Q4 ’01 0.60%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	4.06%	5.29%	5.29%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.58% Worst Quarter* Q4 ’01 0.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	3.76%	5.06%	5.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.52% Worst Quarter* Q4 ’01 0.54%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Preferred Shares (Inception 5/30/97)	3.68%	4.78%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.60% Worst Quarter* Q4 ’01 0.59%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	3.98%	5.18%	5.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.59% Worst Quarter* Q4 ’01 0.58%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Preferred Shares (Inception 5/30/97)	3.95%	5.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.01% Worst Quarter* Q4 ’01 0.40%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	2.50%	3.21%	3.22%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Fund Fees and Expenses (Preferred Shares)

This table describes the fees and expenses that you would pay if you buy and hold Preferred Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.205%	0.205%
Other Expenses	0.125%	0.125%
Preferred Administration Fees[3]	0.100%	0.100%
All Other Expenses[4]	0.025%	0.025%

Total Fund Operating Expenses*	0.330%	0.330%

See page 22 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.11%	0.11%
Preferred Administration Fees[3]	0.10%	0.10%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.28%	0.28%

20

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.125%	0.155%	0.135%	0.115%	0.125%
0.100%	0.100%	0.100%	0.100%	0.100%
0.025%	0.055%	0.035%	0.015%	0.025%

0.330%	0.360%	0.340%	0.320%	0.330%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.11%	0.11%	0.11%	0.11%	0.11%
0.10%	0.10%	0.10%	0.10%	0.10%
0.01%	0.01%	0.01%	0.01%	0.01%

0.30%	0.30%	0.28%	0.30%	0.28%

21

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Preferred Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, preferred administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund’s average daily net assets.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Preferred Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$34	$106	$185	$418

Money Market	$34	$106	$185	$418

Treasury Obligations	$34	$106	$185	$418

Treasury Instruments	$37	$116	$202	$456

Government	$35	$109	$191	$431

Federal	$33	$103	$180	$406

Tax-Free Money Market	$34	$106	$185	$418

Service Organizations that invest in Preferred Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Preferred Shares may receive other compensation in connection with the sale and distribution of Preferred Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISERS

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

24

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

25

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

26

DIVIDENDS

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

27

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Preferred Shares.

HOW TO BUY SHARES

How Can I Purchase Preferred Shares Of The Funds?
Generally, Preferred Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Preferred Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Preferred Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

28

SHAREHOLDER GUIDE

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Preferred Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their

29

customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a preferred administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.10% (on an annualized basis) of the average daily net assets of the Preferred Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Preferred Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Preferred Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Preferred Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Preferred

30

SHAREHOLDER GUIDE

Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Preferred Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

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■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Preferred Shares Of The Funds?
Generally, Preferred Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Preferred Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

32

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

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■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Preferred Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

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SHAREHOLDER GUIDE

■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Preferred Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Preferred Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange

35

instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Preferred Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Preferred Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

39

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

40

APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

41

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

42

APPENDIX A

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

43

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

44

APPENDIX A

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

45

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

46

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47

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report along with a Funds’ financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent accountants.

PRIME OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

48

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.15%	$25,429,443	0.18%	3.87%	0.23%	3.82%
1.00	4.12	189,492	0.21	3.41	0.26	3.36
1.00	4.05	1,003,414	0.28	3.72	0.33	3.67
1.00	3.89	2,803,798	0.43	3.64	0.48	3.59
1.00	3.63	1,225,547	0.68	3.46	0.73	3.41

1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
1.00	5.93	70,819	0.21 (c)	6.48 (c)	0.25 (c)	6.44 (c)
1.00	6.34	454,883	0.28	6.21	0.32	6.17
1.00	6.18	2,084,745	0.43	6.09	0.47	6.05
1.00	5.91	1,005,373	0.68	5.81	0.72	5.77

1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1.00	5.07	219,711	0.28	4.87	0.33	4.82
1.00	4.91	1,051,831	0.43	4.88	0.48	4.83
1.00	4.65	690,741	0.68	4.60	0.73	4.55

1.00	5.55	5,831,773	0.18	5.39	0.24	5.33
1.00	5.45	132,558	0.28	5.26	0.34	5.20
1.00	5.29	331,196	0.43	5.14	0.49	5.08
1.00	5.03	336,205	0.68	4.89	0.74	4.83

1.00	5.60	3,867,739	0.18	5.46	0.23	5.41
1.00	5.50	152,767	0.28	5.38	0.33	5.33
1.00	5.34	241,607	0.43	5.22	0.48	5.17
1.00	5.08	176,133	0.68	4.97	0.73	4.92

49

MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.06	(0.06)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

50

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net	Ratio of	Ratio of net
Net asset		Net assets	Ratio of net	investment	expenses to	investment
value at		at end of	expenses to	income to	average	income to
end	Total	period	average	average net	net	average
of period	return(b)	(in 000’s)	net assets	assets	assets	net assets

$1.00	4.16%	$15,909,394	0.18%	3.74%	0.23%	3.69%
1.00	4.13	301,797	0.21	3.79	0.26	3.74
1.00	4.06	194,015	0.28	4.22	0.33	4.17
1.00	3.91	645,588	0.43	3.72	0.48	3.67
1.00	3.65	492,794	0.68	3.52	0.73	3.47

1.00	6.44	5,954,862	0.18	6.25	0.22	6.21
1.00	5.93	22,595	0.21 (c)	6.41 (c)	0.25 (c)	6.37 (c)
1.00	6.34	163,779	0.28	6.11	0.32	6.07
1.00	6.18	421,498	0.43	6.02	0.47	5.98
1.00	5.92	396,927	0.68	5.78	0.72	5.74

1.00	5.18	8,747,861	0.18	5.08	0.22	5.04
1.00	5.07	241,179	0.28	4.99	0.32	4.95
1.00	4.92	403,602	0.43	4.81	0.47	4.77
1.00	4.66	305,972	0.68	4.53	0.72	4.49

1.00	5.55	4,995,782	0.18	5.40	0.23	5.35
1.00	5.45	93,218	0.28	5.30	0.33	5.25
1.00	5.29	399,474	0.43	5.16	0.48	5.11
1.00	5.03	496,520	0.68	4.86	0.73	4.81

1.00	5.63	4,346,519	0.18	5.50	0.23	5.45
1.00	5.53	20,258	0.28	5.44	0.33	5.39
1.00	5.37	221,256	0.43	5.26	0.48	5.21
1.00	5.11	316,304	0.68	4.99	0.73	4.94

51

TREASURY OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

52

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	3.87%	$3,985,276	0.20%	3.66%	0.23%	3.63%
1.00	3.83	70,040	0.23	1.83	0.26	1.80
1.00	3.76	205,440	0.30	4.06	0.33	4.03
1.00	3.61	1,515,737	0.45	3.54	0.48	3.51
1.00	3.35	1,155,241	0.70	3.09	0.73	3.06

1.00	6.18	2,493,450	0.18	6.04	0.23	5.99
1.00	5.75	1	0.21 (c)	6.33 (c)	0.26 (c)	6.28 (c)
1.00	6.08	271,388	0.28	5.95	0.33	5.90
1.00	5.92	1,379,728	0.43	5.83	0.48	5.78
1.00	5.66	676,118	0.68	5.55	0.73	5.50

1.00	4.88	2,320,581	0.18	4.75	0.23	4.70
1.00	4.78	297,925	0.28	4.67	0.33	4.62
1.00	4.62	1,157,825	0.43	4.53	0.48	4.48
1.00	4.36	569,993	0.68	4.28	0.73	4.23

1.00	5.40	3,521,389	0.18	5.22	0.23	5.17
1.00	5.29	285,240	0.28	5.20	0.33	5.15
1.00	5.14	1,080,454	0.43	4.94	0.48	4.89
1.00	4.87	501,619	0.68	4.69	0.73	4.64

1.00	5.50	2,217,943	0.18	5.36	0.23	5.31
1.00	5.40	245,355	0.28	5.32	0.33	5.27
1.00	5.24	738,865	0.43	5.12	0.48	5.07
1.00	4.98	312,991	0.68	4.87	0.73	4.82

53

TREASURY INSTRUMENTS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.03	(0.03)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.05	(0.05)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.05	(0.05)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.04	(0.04)
1999 - FST Administration Shares	1.00	0.04	(0.04)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.04	(0.04)

For the Period Ended December 31,
1997 - FST Shares (commenced March 3)	1.00	0.04	(0.04)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 5)	1.00	0.04	(0.04)

See page 60 for all footnotes.

54

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	3.79%		$1,161,245	0.20%		3.52%		0.26%		3.46%
1.00	3.75		12,052	0.23		1.91		0.29		1.85
1.00	3.68		50,561	0.30		3.32		0.36		3.26
1.00	3.53		117,089	0.45		3.22		0.51		3.16
1.00	3.27		115,500	0.70		3.01		0.76		2.95

1.00	5.90		734,427	0.18		5.80		0.28		5.70
1.00	5.44	(d)	1	0.21	(c)	5.85	(c)	0.31	(c)	5.75	(c)
1.00	5.79		2,380	0.28		5.67		0.38		5.57
1.00	5.64		42,533	0.43		5.40		0.53		5.30
1.00	5.38		68,194	0.68		5.18		0.78		5.08

1.00	4.60		428,732	0.18		4.51		0.24		4.45
1.00	4.49		208	0.28		4.53		0.34		4.47
1.00	4.34		67,748	0.43		4.29		0.49		4.23
1.00	4.08		42,095	0.68		4.07		0.74		4.01

1.00	5.05		822,207	0.18		4.74		0.29		4.63
1.00	4.94		2	0.28		4.68		0.39		4.57
1.00	4.79		23,676	0.43		4.62		0.54		4.51
1.00	4.53		17,128	0.68		4.37		0.79		4.26

1.00	5.25	(c)	496,419	0.18	(c)	5.09	(c)	0.29	(c)	4.98	(c)
1.00	5.13	(c)	2	0.28	(c)	5.00	(c)	0.39	(c)	4.89	(c)
1.00	4.99	(c)	4,159	0.43	(c)	4.84	(c)	0.54	(c)	4.73	(c)
1.00	4.71	(c)	20,177	0.68	(c)	4.62	(c)	0.79	(c)	4.51	(c)

55

GOVERNMENT FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.09%	$4,201,586	0.18%	3.76%	0.24%	3.70%
1.00	4.05	51,609	0.21	3.15	0.27	3.09
1.00	3.98	850,943	0.28	3.68	0.34	3.62
1.00	3.83	1,169,694	0.43	3.52	0.49	3.46
1.00	3.57	576,226	0.68	3.17	0.74	3.11

1.00	6.31	1,859,266	0.18	6.14	0.23	6.09
1.00	5.84	11,247	0.21 (c)	6.30 (c)	0.26 (c)	6.25 (c)
1.00	6.21	361,111	0.28	6.19	0.33	6.14
1.00	6.05	595,037	0.43	5.93	0.48	5.88
1.00	5.79	273,355	0.68	5.60	0.73	5.55

1.00	5.03	2,260,275	0.18	4.91	0.22	4.87
1.00	4.93	181,155	0.28	4.81	0.32	4.77
1.00	4.77	519,266	0.43	4.67	0.47	4.63
1.00	4.51	435,192	0.68	4.35	0.72	4.31

1.00	5.46	1,563,875	0.18	5.32	0.23	5.27
1.00	5.36	245,628	0.28	5.15	0.33	5.10
1.00	5.20	407,363	0.43	5.06	0.48	5.01
1.00	4.94	699,481	0.68	4.83	0.73	4.78

1.00	5.54	1,478,539	0.18	5.41	0.24	5.35
1.00	5.43	7,147	0.28	5.34	0.34	5.28
1.00	5.28	299,804	0.43	5.15	0.49	5.09
1.00	5.02	580,200	0.68	4.91	0.74	4.85

57

FEDERAL FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

For the Period Ended December 31,
1997 - FST Shares (commenced February 28)	1.00	0.05	(0.05)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 25)	1.00	0.04	(0.04)

See page 60 for all footnotes.

58

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	4.05%		$14,153,371	0.20%		3.87%		0.22%		3.85%
1.00	4.02		1	0.23		3.59		0.25		3.57
1.00	3.95		126,915	0.30		3.76		0.32		3.74
1.00	3.79		1,134,424	0.45		3.75		0.47		3.73
1.00	3.53		814,384	0.70		3.43		0.72		3.41

1.00	6.26		8,296,788	0.20		6.16		0.23		6.13
1.00	5.77	(d)	1	0.23	(c)	6.16	(c)	0.24	(c)	6.13	(c)
1.00	6.16		145,000	0.30		5.93		0.32		5.90
1.00	6.00		1,024,184	0.45		5.89		0.48		5.86
1.00	5.74		899,691	0.70		5.61		0.73		5.58

1.00	5.05		4,206,119	0.18		4.96		0.23		4.91
1.00	4.94		186,590	0.28		5.05		0.33		5.00
1.00	4.79		789,529	0.43		4.71		0.48		4.66
1.00	4.53		478,635	0.68		4.46		0.73		4.41

1.00	5.41		2,346,254	0.18		5.24		0.24		5.18
1.00	5.31		26,724	0.28		5.20		0.34		5.14
1.00	5.15		690,084	0.43		5.02		0.49		4.96
1.00	4.89		321,124	0.68		4.78		0.74		4.72

1.00	5.51	(c)	1,125,681	0.18	(c)	5.39	(c)	0.27	(c)	5.30	(c)
1.00	5.43	(c)	194,375	0.28	(c)	5.26	(c)	0.37	(c)	5.17	(c)
1.00	5.27	(c)	625,334	0.43	(c)	5.15	(c)	0.52	(c)	5.06	(c)
1.00	5.00	(c)	228,447	0.68	(c)	4.78	(c)	0.77	(c)	4.69	(c)

59

TAX-FREE MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.03	$(0.03)
2001 - FST Select Shares	1.00	0.03	(0.03)
2001 - FST Preferred Shares	1.00	0.02	(0.02)
2001 - FST Administration Shares	1.00	0.02	(0.02)
2001 - FST Service Shares	1.00	0.02	(0.02)

2000 - FST Shares	1.00	0.04	(0.04)
2000 - FST Select Shares (commenced January 31)	1.00	0.04	(0.04)
2000 - FST Preferred Shares	1.00	0.04	(0.04)
2000 - FST Administration Shares	1.00	0.04	(0.04)
2000 - FST Service Shares	1.00	0.03	(0.03)

1999 - FST Shares	1.00	0.03	(0.03)
1999 - FST Preferred Shares	1.00	0.03	(0.03)
1999 - FST Administration Shares	1.00	0.03	(0.03)
1999 - FST Service Shares	1.00	0.03	(0.03)

1998 - FST Shares	1.00	0.03	(0.03)
1998 - FST Preferred Shares	1.00	0.03	(0.03)
1998 - FST Administration Shares	1.00	0.03	(0.03)
1998 - FST Service Shares	1.00	0.03	(0.03)

1997 - FST Shares	1.00	0.04	(0.04)
1997 - FST Preferred Shares	1.00	0.03	(0.03)
1997 - FST Administration Shares	1.00	0.03	(0.03)
1997 - FST Service Shares	1.00	0.03	(0.03)

Footnotes:

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Not Annualized.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	2.60%	$3,588,030	0.18%	2.46%	0.23%	2.41%
1.00	2.57	1	0.21	2.73	0.26	2.68
1.00	2.50	17,722	0.28	2.45	0.33	2.40
1.00	2.34	146,621	0.43	2.27	0.48	2.22
1.00	2.09	68,298	0.68	2.04	0.73	1.99

1.00	3.95	2,693,098	0.18	3.93	0.23	3.88
1.00	3.66	1	0.21 (c)	3.97 (c)	0.26 (c)	3.92 (c)
1.00	3.85	18,568	0.28	3.81	0.33	3.76
1.00	3.69	108,335	0.43	3.66	0.48	3.61
1.00	3.43	71,614	0.68	3.46	0.73	3.41

1.00	3.13	1,775,327	0.18	3.12	0.22	3.08
1.00	3.03	31,359	0.28	2.99	0.32	2.95
1.00	2.88	127,967	0.43	2.81	0.47	2.77
1.00	2.62	69,465	0.68	2.61	0.72	2.57

1.00	3.34	1,456,002	0.18	3.28	0.23	3.23
1.00	3.24	20,882	0.28	3.17	0.33	3.12
1.00	3.08	146,800	0.43	3.04	0.48	2.99
1.00	2.83	50,990	0.68	2.77	0.73	2.72

1.00	3.54	939,407	0.18	3.50	0.24	3.44
1.00	3.43	35,152	0.28	3.39	0.34	3.33
1.00	3.28	103,049	0.43	3.27	0.49	3.21
1.00	3.02	42,578	0.68	3.01	0.74	2.95

61

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

12 Fund Performance

20 Fund Fees And Expenses

24 Service Providers

26 Dividends

28 Shareholder Guide
28	How to Buy Shares
32	How to Sell Shares

37 Taxation

38 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Preferred Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.

FSPROPRMM

Prospectus

FST Service Shares

May 1, 2002

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■	Prime Obligations Fund

■	Money Market Fund

■	Treasury Obligations Fund

■	Treasury Instruments Fund

■	Government Fund

■	Federal Fund

■	Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

11

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

12

FUND PERFORMANCE

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.53% Worst Quarter* Q4 ’01 0.50%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Service Shares (Inception 1/8/92)	3.63%	4.86%	4.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

13

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.53% Worst Quarter* Q4 ’01 0.50%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Service Shares (Inception 7/14/95)	3.65%	4.87%	4.92%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’01 0.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 10/15/91)	3.35%	4.64%	4.29%	4.30%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.42% Worst Quarter* Q4 ’01 0.44%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 3/5/97)	3.27%	4.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.50% Worst Quarter* Q4 ’01 0.47%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Service Shares (Inception 5/16/95)	3.57%	4.76%	4.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’01 0.48%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 3/25/97)	3.53%	4.72%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.91% Worst Quarter* Q4 ’01 0.29%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Service Shares (Inception 9/23/94)	2.09%	2.80%	2.90%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees[2]	0.205%	0.205%
Other Expenses	0.525%	0.525%
Service Fees[3]	0.250%	0.250%
Shareholder Administration Fees	0.250%	0.250%
All Other Expenses[4]	0.025%	0.025%

Total Fund Operating Expenses*	0.730%	0.730%

See page 22 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.51%	0.51%
Service Fees[3]	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.68%	0.68%

20

FUND FEES AND EXPENSES

				Tax-Free
Treasury	Treasury			Money
Obligations	Instruments	Government	Federal	Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.525%	0.555%	0.535%	0.515%	0.525%
0.250%	0.250%	0.250%	0.250%	0.250%
0.250%	0.250%	0.250%	0.250%	0.250%
0.025%	0.055%	0.035%	0.015%	0.025%

0.730%	0.760%	0.740%	0.720%	0.730%

				Tax-Free
Treasury	Treasury			Money
Obligations	Instruments	Government	Federal	Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.51%	0.51%	0.51%	0.51%	0.51%
0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%
0.01%	0.01%	0.01%	0.01%	0.01%

0.70%	0.70%	0.68%	0.70%	0.68%

21

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund’s average daily net assets.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$75	$233	$406	$906

Money Market	$75	$233	$406	$906

Treasury Obligations	$75	$233	$406	$906

Treasury Instruments	$78	$243	$422	$942

Government	$76	$237	$411	$918

Federal	$74	$230	$401	$894

Tax-Free Money Market	$75	$233	$406	$906

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISERS

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

24

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

25

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

26

DIVIDENDS

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

27

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

28

SHAREHOLDER GUIDE

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

29

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

30

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock

31

Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization

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SHAREHOLDER GUIDE

may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6572

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer

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SHAREHOLDER GUIDE

process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be

36

SHAREHOLDER GUIDE

subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

40

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

42

APPENDIX A

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

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Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

44

APPENDIX A

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

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Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

46

APPENDIX A

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

47

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report along with a Funds’ financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent accountants.

PRIME OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

48

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.15%	$25,429,443	0.18%	3.87%	0.23%	3.82%
1.00	4.12	189,492	0.21	3.41	0.26	3.36
1.00	4.05	1,003,414	0.28	3.72	0.33	3.67
1.00	3.89	2,803,798	0.43	3.64	0.48	3.59
1.00	3.63	1,225,547	0.68	3.46	0.73	3.41

1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
1.00	5.93	70,819	0.21 (c)	6.48 (c)	0.25 (c)	6.44 (c)
1.00	6.34	454,883	0.28	6.21	0.32	6.17
1.00	6.18	2,084,745	0.43	6.09	0.47	6.05
1.00	5.91	1,005,373	0.68	5.81	0.72	5.77

1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1.00	5.07	219,711	0.28	4.87	0.33	4.82
1.00	4.91	1,051,831	0.43	4.88	0.48	4.83
1.00	4.65	690,741	0.68	4.60	0.73	4.55

1.00	5.55	5,831,773	0.18	5.39	0.24	5.33
1.00	5.45	132,558	0.28	5.26	0.34	5.20
1.00	5.29	331,196	0.43	5.14	0.49	5.08
1.00	5.03	336,205	0.68	4.89	0.74	4.83

1.00	5.60	3,867,739	0.18	5.46	0.23	5.41
1.00	5.50	152,767	0.28	5.38	0.33	5.33
1.00	5.34	241,607	0.43	5.22	0.48	5.17
1.00	5.08	176,133	0.68	4.97	0.73	4.92

49

MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.06	(0.06)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

50

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net	Ratio of	Ratio of net
Net asset		Net assets	Ratio of net	investment	expenses to	investment
value at		at end of	expenses to	income to	average	income to
end	Total	period	average	average net	net	average
of period	return(b)	(in 000’s)	net assets	assets	assets	net assets

$1.00	4.16%	$15,909,394	0.18%	3.74%	0.23%	3.69%
1.00	4.13	301,797	0.21	3.79	0.26	3.74
1.00	4.06	194,015	0.28	4.22	0.33	4.17
1.00	3.91	645,588	0.43	3.72	0.48	3.67
1.00	3.65	492,794	0.68	3.52	0.73	3.47

1.00	6.44	5,954,862	0.18	6.25	0.22	6.21
1.00	5.93	22,595	0.21 (c)	6.41 (c)	0.25 (c)	6.37 (c)
1.00	6.34	163,779	0.28	6.11	0.32	6.07
1.00	6.18	421,498	0.43	6.02	0.47	5.98
1.00	5.92	396,927	0.68	5.78	0.72	5.74

1.00	5.18	8,747,861	0.18	5.08	0.22	5.04
1.00	5.07	241,179	0.28	4.99	0.32	4.95
1.00	4.92	403,602	0.43	4.81	0.47	4.77
1.00	4.66	305,972	0.68	4.53	0.72	4.49

1.00	5.55	4,995,782	0.18	5.40	0.23	5.35
1.00	5.45	93,218	0.28	5.30	0.33	5.25
1.00	5.29	399,474	0.43	5.16	0.48	5.11
1.00	5.03	496,520	0.68	4.86	0.73	4.81

1.00	5.63	4,346,519	0.18	5.50	0.23	5.45
1.00	5.53	20,258	0.28	5.44	0.33	5.39
1.00	5.37	221,256	0.43	5.26	0.48	5.21
1.00	5.11	316,304	0.68	4.99	0.73	4.94

51

TREASURY OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

52

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	3.87%	$3,985,276	0.20%	3.66%	0.23%	3.63%
1.00	3.83	70,040	0.23	1.83	0.26	1.80
1.00	3.76	205,440	0.30	4.06	0.33	4.03
1.00	3.61	1,515,737	0.45	3.54	0.48	3.51
1.00	3.35	1,155,241	0.70	3.09	0.73	3.06

1.00	6.18	2,493,450	0.18	6.04	0.23	5.99
1.00	5.75	1	0.21 (c)	6.33 (c)	0.26 (c)	6.28 (c)
1.00	6.08	271,388	0.28	5.95	0.33	5.90
1.00	5.92	1,379,728	0.43	5.83	0.48	5.78
1.00	5.66	676,118	0.68	5.55	0.73	5.50

1.00	4.88	2,320,581	0.18	4.75	0.23	4.70
1.00	4.78	297,925	0.28	4.67	0.33	4.62
1.00	4.62	1,157,825	0.43	4.53	0.48	4.48
1.00	4.36	569,993	0.68	4.28	0.73	4.23

1.00	5.40	3,521,389	0.18	5.22	0.23	5.17
1.00	5.29	285,240	0.28	5.20	0.33	5.15
1.00	5.14	1,080,454	0.43	4.94	0.48	4.89
1.00	4.87	501,619	0.68	4.69	0.73	4.64

1.00	5.50	2,217,943	0.18	5.36	0.23	5.31
1.00	5.40	245,355	0.28	5.32	0.33	5.27
1.00	5.24	738,865	0.43	5.12	0.48	5.07
1.00	4.98	312,991	0.68	4.87	0.73	4.82

53

TREASURY INSTRUMENTS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.03	(0.03)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.05	(0.05)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.05	(0.05)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.04	(0.04)
1999 - FST Administration Shares	1.00	0.04	(0.04)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.04	(0.04)

For the Period Ended December 31,
1997 - FST Shares (commenced March 3)	1.00	0.04	(0.04)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 5)	1.00	0.04	(0.04)

See page 60 for all footnotes.

54

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	3.79%		$1,161,245	0.20%		3.52%		0.26%		3.46%
1.00	3.75		12,052	0.23		1.91		0.29		1.85
1.00	3.68		50,561	0.30		3.32		0.36		3.26
1.00	3.53		117,089	0.45		3.22		0.51		3.16
1.00	3.27		115,500	0.70		3.01		0.76		2.95

1.00	5.90		734,427	0.18		5.80		0.28		5.70
1.00	5.44	(d)	1	0.21	(c)	5.85	(c)	0.31	(c)	5.75	(c)
1.00	5.79		2,380	0.28		5.67		0.38		5.57
1.00	5.64		42,533	0.43		5.40		0.53		5.30
1.00	5.38		68,194	0.68		5.18		0.78		5.08

1.00	4.60		428,732	0.18		4.51		0.24		4.45
1.00	4.49		208	0.28		4.53		0.34		4.47
1.00	4.34		67,748	0.43		4.29		0.49		4.23
1.00	4.08		42,095	0.68		4.07		0.74		4.01

1.00	5.05		822,207	0.18		4.74		0.29		4.63
1.00	4.94		2	0.28		4.68		0.39		4.57
1.00	4.79		23,676	0.43		4.62		0.54		4.51
1.00	4.53		17,128	0.68		4.37		0.79		4.26

1.00	5.25	(c)	496,419	0.18	(c)	5.09	(c)	0.29	(c)	4.98	(c)
1.00	5.13	(c)	2	0.28	(c)	5.00	(c)	0.39	(c)	4.89	(c)
1.00	4.99	(c)	4,159	0.43	(c)	4.84	(c)	0.54	(c)	4.73	(c)
1.00	4.71	(c)	20,177	0.68	(c)	4.62	(c)	0.79	(c)	4.51	(c)

55

GOVERNMENT FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.09%	$4,201,586	0.18%	3.76%	0.24%	3.70%
1.00	4.05	51,609	0.21	3.15	0.27	3.09
1.00	3.98	850,943	0.28	3.68	0.34	3.62
1.00	3.83	1,169,694	0.43	3.52	0.49	3.46
1.00	3.57	576,226	0.68	3.17	0.74	3.11

1.00	6.31	1,859,266	0.18	6.14	0.23	6.09
1.00	5.84	11,247	0.21 (c)	6.30 (c)	0.26 (c)	6.25 (c)
1.00	6.21	361,111	0.28	6.19	0.33	6.14
1.00	6.05	595,037	0.43	5.93	0.48	5.88
1.00	5.79	273,355	0.68	5.60	0.73	5.55

1.00	5.03	2,260,275	0.18	4.91	0.22	4.87
1.00	4.93	181,155	0.28	4.81	0.32	4.77
1.00	4.77	519,266	0.43	4.67	0.47	4.63
1.00	4.51	435,192	0.68	4.35	0.72	4.31

1.00	5.46	1,563,875	0.18	5.32	0.23	5.27
1.00	5.36	245,628	0.28	5.15	0.33	5.10
1.00	5.20	407,363	0.43	5.06	0.48	5.01
1.00	4.94	699,481	0.68	4.83	0.73	4.78

1.00	5.54	1,478,539	0.18	5.41	0.24	5.35
1.00	5.43	7,147	0.28	5.34	0.34	5.28
1.00	5.28	299,804	0.43	5.15	0.49	5.09
1.00	5.02	580,200	0.68	4.91	0.74	4.85

57

FEDERAL FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

For the Period Ended December 31,
1997 - FST Shares (commenced February 28)	1.00	0.05	(0.05)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 25)	1.00	0.04	(0.04)

See page 60 for all footnotes.

58

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	4.05%		$14,153,371	0.20%		3.87%		0.22%		3.85%
1.00	4.02		1	0.23		3.59		0.25		3.57
1.00	3.95		126,915	0.30		3.76		0.32		3.74
1.00	3.79		1,134,424	0.45		3.75		0.47		3.73
1.00	3.53		814,384	0.70		3.43		0.72		3.41

1.00	6.26		8,296,788	0.20		6.16		0.23		6.13
1.00	5.77	(d)	1	0.23	(c)	6.16	(c)	0.24	(c)	6.13	(c)
1.00	6.16		145,000	0.30		5.93		0.32		5.90
1.00	6.00		1,024,184	0.45		5.89		0.48		5.86
1.00	5.74		899,691	0.70		5.61		0.73		5.58

1.00	5.05		4,206,119	0.18		4.96		0.23		4.91
1.00	4.94		186,590	0.28		5.05		0.33		5.00
1.00	4.79		789,529	0.43		4.71		0.48		4.66
1.00	4.53		478,635	0.68		4.46		0.73		4.41

1.00	5.41		2,346,254	0.18		5.24		0.24		5.18
1.00	5.31		26,724	0.28		5.20		0.34		5.14
1.00	5.15		690,084	0.43		5.02		0.49		4.96
1.00	4.89		321,124	0.68		4.78		0.74		4.72

1.00	5.51	(c)	1,125,681	0.18	(c)	5.39	(c)	0.27	(c)	5.30	(c)
1.00	5.43	(c)	194,375	0.28	(c)	5.26	(c)	0.37	(c)	5.17	(c)
1.00	5.27	(c)	625,334	0.43	(c)	5.15	(c)	0.52	(c)	5.06	(c)
1.00	5.00	(c)	228,447	0.68	(c)	4.78	(c)	0.77	(c)	4.69	(c)

59

TAX-FREE MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.03	$(0.03)
2001 - FST Select Shares	1.00	0.03	(0.03)
2001 - FST Preferred Shares	1.00	0.02	(0.02)
2001 - FST Administration Shares	1.00	0.02	(0.02)
2001 - FST Service Shares	1.00	0.02	(0.02)

2000 - FST Shares	1.00	0.04	(0.04)
2000 - FST Select Shares (commenced January 31)	1.00	0.04	(0.04)
2000 - FST Preferred Shares	1.00	0.04	(0.04)
2000 - FST Administration Shares	1.00	0.04	(0.04)
2000 - FST Service Shares	1.00	0.03	(0.03)

1999 - FST Shares	1.00	0.03	(0.03)
1999 - FST Preferred Shares	1.00	0.03	(0.03)
1999 - FST Administration Shares	1.00	0.03	(0.03)
1999 - FST Service Shares	1.00	0.03	(0.03)

1998 - FST Shares	1.00	0.03	(0.03)
1998 - FST Preferred Shares	1.00	0.03	(0.03)
1998 - FST Administration Shares	1.00	0.03	(0.03)
1998 - FST Service Shares	1.00	0.03	(0.03)

1997 - FST Shares	1.00	0.04	(0.04)
1997 - FST Preferred Shares	1.00	0.03	(0.03)
1997 - FST Administration Shares	1.00	0.03	(0.03)
1997 - FST Service Shares	1.00	0.03	(0.03)

Footnotes:

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Not Annualized.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	2.60%	$3,588,030	0.18%	2.46%	0.23%	2.41%
1.00	2.57	1	0.21	2.73	0.26	2.68
1.00	2.50	17,722	0.28	2.45	0.33	2.40
1.00	2.34	146,621	0.43	2.27	0.48	2.22
1.00	2.09	68,298	0.68	2.04	0.73	1.99

1.00	3.95	2,693,098	0.18	3.93	0.23	3.88
1.00	3.66	1	0.21 (c)	3.97 (c)	0.26 (c)	3.92 (c)
1.00	3.85	18,568	0.28	3.81	0.33	3.76
1.00	3.69	108,335	0.43	3.66	0.48	3.61
1.00	3.43	71,614	0.68	3.46	0.73	3.41

1.00	3.13	1,775,327	0.18	3.12	0.22	3.08
1.00	3.03	31,359	0.28	2.99	0.32	2.95
1.00	2.88	127,967	0.43	2.81	0.47	2.77
1.00	2.62	69,465	0.68	2.61	0.72	2.57

1.00	3.34	1,456,002	0.18	3.28	0.23	3.23
1.00	3.24	20,882	0.28	3.17	0.33	3.12
1.00	3.08	146,800	0.43	3.04	0.48	2.99
1.00	2.83	50,990	0.68	2.77	0.73	2.72

1.00	3.54	939,407	0.18	3.50	0.24	3.44
1.00	3.43	35,152	0.28	3.39	0.34	3.33
1.00	3.28	103,049	0.43	3.27	0.49	3.21
1.00	3.02	42,578	0.68	3.01	0.74	2.95

61

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

12 Fund Performance

20 Fund Fees and Expenses

24 Service Providers

26 Dividends

28 Shareholder Guide
28	How to Buy Shares
32	How to Sell Shares

38 Taxation

39 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.

FSPROSVCMM

Prospectus

FST Select Shares

May 1, 2002

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■	Prime Obligations Fund

■	Money Market Fund

■	Treasury Obligations Fund

■	Treasury Instruments Fund

■	Government Fund

■	Federal Fund

■	Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

11

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Select Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Select Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

12

FUND PERFORMANCE

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.41% Worst Quarter* Q4 ’01 0.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	4.12%	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

13

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.41% Worst Quarter* Q4 ’01 0.62%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	4.13%	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.36% Worst Quarter* Q4 ’01 0.55%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	3.83%	4.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.33% Worst Quarter* Q4 ’01 0.55%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	3.75%	4.79%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.38% Worst Quarter* Q4 ’01 0.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	4.05%	5.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.37% Worst Quarter* Q4 ’01 0.59%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	4.02%	5.10%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’01 0.79% Worst Quarter* Q4 ’01 0.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Select Shares (Inception 1/31/00)	2.57%	3.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Fund Fees and Expenses (Select Shares)

This table describes the fees and expenses that you would pay if you buy and hold Select Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]

Management Fees[2]	0.205%	0.205%
Other Expenses	0.055%	0.055%
Select Service Fees[3]	0.030%	0.030%
All Other Expenses[4]	0.025%	0.025%

Total Fund Operating Expenses*	0.260%	0.260%

See page 22 for all other footnotes.

*	As a result of current waivers and expense limitations, the estimated “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.04%	0.04%
Select Service Fees[3]	0.03%	0.03%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.21%	0.21%

20

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.055%	0.085%	0.065%	0.045%	0.055%
0.030%	0.030%	0.030%	0.030%	0.030%
0.025%	0.055%	0.035%	0.015%	0.025%

0.260%	0.290%	0.270%	0.250%	0.260%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.04%	0.04%	0.04%	0.04%	0.04%
0.03%	0.03%	0.03%	0.03%	0.03%
0.01%	0.01%	0.01%	0.01%	0.01%

0.23%	0.23%	0.21%	0.23%	0.21%

21

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Select Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, select service fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund’s average daily net assets.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$27	$84	$146	$331

Money Market	$27	$84	$146	$331

Treasury Obligations	$27	$84	$146	$331

Treasury Instruments	$30	$93	$163	$368

Government	$28	$87	$152	$343

Federal	$26	$80	$141	$318

Tax-Free Money Market	$27	$84	$146	$331

Service Organizations that invest in Select Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Select Shares may receive other compensation in connection with the sale and distribution of Select Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISERS

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

24

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

26

DIVIDENDS

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

27

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Select Shares.

HOW TO BUY SHARES

How Can I Purchase Select Shares Of The Funds?
Generally, Select Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Select Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Select Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs an Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

28

SHAREHOLDER GUIDE

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Select Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business

29

day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a select plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to .03 of 1% (on an annualized basis) of the average daily net assets of the Select Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Select Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Select Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Select Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Select Shares held by non-complying accounts, and may impose a charge for any special services.

30

SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Select Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

31

regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Select Shares Of The Funds?
Generally, Select Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Select Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

Instructions For Redemptions:

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm

32

SHAREHOLDER GUIDE

that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section

33

redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Select Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that

34

SHAREHOLDER GUIDE

distribution and all future distributions payable to you will be reinvested at NAV in additional Select Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Select Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

35

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Select Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Select Shares in accordance with the rules that apply to their accounts with the Service Organizations.

36

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

37

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

38

APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

39

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

40

APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

41

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

42

APPENDIX A

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

43

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

44

APPENDIX A

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

45

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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47

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report along with a Funds’ financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent accountants.

PRIME OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

48

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.15%	$25,429,443	0.18%	3.87%	0.23%	3.82%
1.00	4.12	189,492	0.21	3.41	0.26	3.36
1.00	4.05	1,003,414	0.28	3.72	0.33	3.67
1.00	3.89	2,803,798	0.43	3.64	0.48	3.59
1.00	3.63	1,225,547	0.68	3.46	0.73	3.41

1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
1.00	5.93	70,819	0.21 (c)	6.48 (c)	0.25 (c)	6.44 (c)
1.00	6.34	454,883	0.28	6.21	0.32	6.17
1.00	6.18	2,084,745	0.43	6.09	0.47	6.05
1.00	5.91	1,005,373	0.68	5.81	0.72	5.77

1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1.00	5.07	219,711	0.28	4.87	0.33	4.82
1.00	4.91	1,051,831	0.43	4.88	0.48	4.83
1.00	4.65	690,741	0.68	4.60	0.73	4.55

1.00	5.55	5,831,773	0.18	5.39	0.24	5.33
1.00	5.45	132,558	0.28	5.26	0.34	5.20
1.00	5.29	331,196	0.43	5.14	0.49	5.08
1.00	5.03	336,205	0.68	4.89	0.74	4.83

1.00	5.60	3,867,739	0.18	5.46	0.23	5.41
1.00	5.50	152,767	0.28	5.38	0.33	5.33
1.00	5.34	241,607	0.43	5.22	0.48	5.17
1.00	5.08	176,133	0.68	4.97	0.73	4.92

49

MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.06	(0.06)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

50

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net	Ratio of	Ratio of net
Net asset		Net assets	Ratio of net	investment	expenses to	investment
value at		at end of	expenses to	income to	average	income to
end	Total	period	average	average net	net	average
of period	return(b)	(in 000’s)	net assets	assets	assets	net assets

$1.00	4.16%	$15,909,394	0.18%	3.74%	0.23%	3.69%
1.00	4.13	301,797	0.21	3.79	0.26	3.74
1.00	4.06	194,015	0.28	4.22	0.33	4.17
1.00	3.91	645,588	0.43	3.72	0.48	3.67
1.00	3.65	492,794	0.68	3.52	0.73	3.47

1.00	6.44	5,954,862	0.18	6.25	0.22	6.21
1.00	5.93	22,595	0.21 (c)	6.41 (c)	0.25 (c)	6.37 (c)
1.00	6.34	163,779	0.28	6.11	0.32	6.07
1.00	6.18	421,498	0.43	6.02	0.47	5.98
1.00	5.92	396,927	0.68	5.78	0.72	5.74

1.00	5.18	8,747,861	0.18	5.08	0.22	5.04
1.00	5.07	241,179	0.28	4.99	0.32	4.95
1.00	4.92	403,602	0.43	4.81	0.47	4.77
1.00	4.66	305,972	0.68	4.53	0.72	4.49

1.00	5.55	4,995,782	0.18	5.40	0.23	5.35
1.00	5.45	93,218	0.28	5.30	0.33	5.25
1.00	5.29	399,474	0.43	5.16	0.48	5.11
1.00	5.03	496,520	0.68	4.86	0.73	4.81

1.00	5.63	4,346,519	0.18	5.50	0.23	5.45
1.00	5.53	20,258	0.28	5.44	0.33	5.39
1.00	5.37	221,256	0.43	5.26	0.48	5.21
1.00	5.11	316,304	0.68	4.99	0.73	4.94

51

TREASURY OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

52

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	3.87%	$3,985,276	0.20%	3.66%	0.23%	3.63%
1.00	3.83	70,040	0.23	1.83	0.26	1.80
1.00	3.76	205,440	0.30	4.06	0.33	4.03
1.00	3.61	1,515,737	0.45	3.54	0.48	3.51
1.00	3.35	1,155,241	0.70	3.09	0.73	3.06

1.00	6.18	2,493,450	0.18	6.04	0.23	5.99
1.00	5.75	1	0.21 (c)	6.33 (c)	0.26 (c)	6.28 (c)
1.00	6.08	271,388	0.28	5.95	0.33	5.90
1.00	5.92	1,379,728	0.43	5.83	0.48	5.78
1.00	5.66	676,118	0.68	5.55	0.73	5.50

1.00	4.88	2,320,581	0.18	4.75	0.23	4.70
1.00	4.78	297,925	0.28	4.67	0.33	4.62
1.00	4.62	1,157,825	0.43	4.53	0.48	4.48
1.00	4.36	569,993	0.68	4.28	0.73	4.23

1.00	5.40	3,521,389	0.18	5.22	0.23	5.17
1.00	5.29	285,240	0.28	5.20	0.33	5.15
1.00	5.14	1,080,454	0.43	4.94	0.48	4.89
1.00	4.87	501,619	0.68	4.69	0.73	4.64

1.00	5.50	2,217,943	0.18	5.36	0.23	5.31
1.00	5.40	245,355	0.28	5.32	0.33	5.27
1.00	5.24	738,865	0.43	5.12	0.48	5.07
1.00	4.98	312,991	0.68	4.87	0.73	4.82

53

TREASURY INSTRUMENTS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.03	(0.03)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.05	(0.05)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.05	(0.05)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.04	(0.04)
1999 - FST Administration Shares	1.00	0.04	(0.04)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.04	(0.04)

For the Period Ended December 31,
1997 - FST Shares (commenced March 3)	1.00	0.04	(0.04)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 5)	1.00	0.04	(0.04)

See page 60 for all footnotes.

54

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	3.79%		$1,161,245	0.20%		3.52%		0.26%		3.46%
1.00	3.75		12,052	0.23		1.91		0.29		1.85
1.00	3.68		50,561	0.30		3.32		0.36		3.26
1.00	3.53		117,089	0.45		3.22		0.51		3.16
1.00	3.27		115,500	0.70		3.01		0.76		2.95

1.00	5.90		734,427	0.18		5.80		0.28		5.70
1.00	5.44	(d)	1	0.21	(c)	5.85	(c)	0.31	(c)	5.75	(c)
1.00	5.79		2,380	0.28		5.67		0.38		5.57
1.00	5.64		42,533	0.43		5.40		0.53		5.30
1.00	5.38		68,194	0.68		5.18		0.78		5.08

1.00	4.60		428,732	0.18		4.51		0.24		4.45
1.00	4.49		208	0.28		4.53		0.34		4.47
1.00	4.34		67,748	0.43		4.29		0.49		4.23
1.00	4.08		42,095	0.68		4.07		0.74		4.01

1.00	5.05		822,207	0.18		4.74		0.29		4.63
1.00	4.94		2	0.28		4.68		0.39		4.57
1.00	4.79		23,676	0.43		4.62		0.54		4.51
1.00	4.53		17,128	0.68		4.37		0.79		4.26

1.00	5.25	(c)	496,419	0.18	(c)	5.09	(c)	0.29	(c)	4.98	(c)
1.00	5.13	(c)	2	0.28	(c)	5.00	(c)	0.39	(c)	4.89	(c)
1.00	4.99	(c)	4,159	0.43	(c)	4.84	(c)	0.54	(c)	4.73	(c)
1.00	4.71	(c)	20,177	0.68	(c)	4.62	(c)	0.79	(c)	4.51	(c)

55

GOVERNMENT FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.09%	$4,201,586	0.18%	3.76%	0.24%	3.70%
1.00	4.05	51,609	0.21	3.15	0.27	3.09
1.00	3.98	850,943	0.28	3.68	0.34	3.62
1.00	3.83	1,169,694	0.43	3.52	0.49	3.46
1.00	3.57	576,226	0.68	3.17	0.74	3.11

1.00	6.31	1,859,266	0.18	6.14	0.23	6.09
1.00	5.84	11,247	0.21 (c)	6.30 (c)	0.26 (c)	6.25 (c)
1.00	6.21	361,111	0.28	6.19	0.33	6.14
1.00	6.05	595,037	0.43	5.93	0.48	5.88
1.00	5.79	273,355	0.68	5.60	0.73	5.55

1.00	5.03	2,260,275	0.18	4.91	0.22	4.87
1.00	4.93	181,155	0.28	4.81	0.32	4.77
1.00	4.77	519,266	0.43	4.67	0.47	4.63
1.00	4.51	435,192	0.68	4.35	0.72	4.31

1.00	5.46	1,563,875	0.18	5.32	0.23	5.27
1.00	5.36	245,628	0.28	5.15	0.33	5.10
1.00	5.20	407,363	0.43	5.06	0.48	5.01
1.00	4.94	699,481	0.68	4.83	0.73	4.78

1.00	5.54	1,478,539	0.18	5.41	0.24	5.35
1.00	5.43	7,147	0.28	5.34	0.34	5.28
1.00	5.28	299,804	0.43	5.15	0.49	5.09
1.00	5.02	580,200	0.68	4.91	0.74	4.85

57

FEDERAL FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

For the Period Ended December 31,
1997 - FST Shares (commenced February 28)	1.00	0.05	(0.05)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 25)	1.00	0.04	(0.04)

See page 60 for all footnotes.

58

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	4.05%		$14,153,371	0.20%		3.87%		0.22%		3.85%
1.00	4.02		1	0.23		3.59		0.25		3.57
1.00	3.95		126,915	0.30		3.76		0.32		3.74
1.00	3.79		1,134,424	0.45		3.75		0.47		3.73
1.00	3.53		814,384	0.70		3.43		0.72		3.41

1.00	6.26		8,296,788	0.20		6.16		0.23		6.13
1.00	5.77	(d)	1	0.23	(c)	6.16	(c)	0.24	(c)	6.13	(c)
1.00	6.16		145,000	0.30		5.93		0.32		5.90
1.00	6.00		1,024,184	0.45		5.89		0.48		5.86
1.00	5.74		899,691	0.70		5.61		0.73		5.58

1.00	5.05		4,206,119	0.18		4.96		0.23		4.91
1.00	4.94		186,590	0.28		5.05		0.33		5.00
1.00	4.79		789,529	0.43		4.71		0.48		4.66
1.00	4.53		478,635	0.68		4.46		0.73		4.41

1.00	5.41		2,346,254	0.18		5.24		0.24		5.18
1.00	5.31		26,724	0.28		5.20		0.34		5.14
1.00	5.15		690,084	0.43		5.02		0.49		4.96
1.00	4.89		321,124	0.68		4.78		0.74		4.72

1.00	5.51	(c)	1,125,681	0.18	(c)	5.39	(c)	0.27	(c)	5.30	(c)
1.00	5.43	(c)	194,375	0.28	(c)	5.26	(c)	0.37	(c)	5.17	(c)
1.00	5.27	(c)	625,334	0.43	(c)	5.15	(c)	0.52	(c)	5.06	(c)
1.00	5.00	(c)	228,447	0.68	(c)	4.78	(c)	0.77	(c)	4.69	(c)

59

TAX-FREE MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.03	$(0.03)
2001 - FST Select Shares	1.00	0.03	(0.03)
2001 - FST Preferred Shares	1.00	0.02	(0.02)
2001 - FST Administration Shares	1.00	0.02	(0.02)
2001 - FST Service Shares	1.00	0.02	(0.02)

2000 - FST Shares	1.00	0.04	(0.04)
2000 - FST Select Shares (commenced January 31)	1.00	0.04	(0.04)
2000 - FST Preferred Shares	1.00	0.04	(0.04)
2000 - FST Administration Shares	1.00	0.04	(0.04)
2000 - FST Service Shares	1.00	0.03	(0.03)

1999 - FST Shares	1.00	0.03	(0.03)
1999 - FST Preferred Shares	1.00	0.03	(0.03)
1999 - FST Administration Shares	1.00	0.03	(0.03)
1999 - FST Service Shares	1.00	0.03	(0.03)

1998 - FST Shares	1.00	0.03	(0.03)
1998 - FST Preferred Shares	1.00	0.03	(0.03)
1998 - FST Administration Shares	1.00	0.03	(0.03)
1998 - FST Service Shares	1.00	0.03	(0.03)

1997 - FST Shares	1.00	0.04	(0.04)
1997 - FST Preferred Shares	1.00	0.03	(0.03)
1997 - FST Administration Shares	1.00	0.03	(0.03)
1997 - FST Service Shares	1.00	0.03	(0.03)

Footnotes:

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Not Annualized.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	2.60%	$3,588,030	0.18%	2.46%	0.23%	2.41%
1.00	2.57	1	0.21	2.73	0.26	2.68
1.00	2.50	17,722	0.28	2.45	0.33	2.40
1.00	2.34	146,621	0.43	2.27	0.48	2.22
1.00	2.09	68,298	0.68	2.04	0.73	1.99

1.00	3.95	2,693,098	0.18	3.93	0.23	3.88
1.00	3.66	1	0.21 (c)	3.97 (c)	0.26 (c)	3.92 (c)
1.00	3.85	18,568	0.28	3.81	0.33	3.76
1.00	3.69	108,335	0.43	3.66	0.48	3.61
1.00	3.43	71,614	0.68	3.46	0.73	3.41

1.00	3.13	1,775,327	0.18	3.12	0.22	3.08
1.00	3.03	31,359	0.28	2.99	0.32	2.95
1.00	2.88	127,967	0.43	2.81	0.47	2.77
1.00	2.62	69,465	0.68	2.61	0.72	2.57

1.00	3.34	1,456,002	0.18	3.28	0.23	3.23
1.00	3.24	20,882	0.28	3.17	0.33	3.12
1.00	3.08	146,800	0.43	3.04	0.48	2.99
1.00	2.83	50,990	0.68	2.77	0.73	2.72

1.00	3.54	939,407	0.18	3.50	0.24	3.44
1.00	3.43	35,152	0.28	3.39	0.34	3.33
1.00	3.28	103,049	0.43	3.27	0.49	3.21
1.00	3.02	42,578	0.68	3.01	0.74	2.95

61

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

12 Fund Performance

20 Fund Fees And Expenses

24 Service Providers

26 Dividends

28 Shareholder Guide
28	How to Buy Shares
32	How to Sell Shares

37 Taxation

38 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Select Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman Sachs & Co.

FSPROSELECT

Prospectus

FST Shares

May 1, 2002

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■	Prime Obligations Fund

■	Money Market Fund

■	Treasury Obligations Fund

■	Treasury Instruments Fund

■	Government Fund

■	Federal Fund

■	Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s clients and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

11

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s FST Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s FST Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

12

FUND PERFORMANCE

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.65% Worst Quarter* Q4 ’01 0.62%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

FST Shares (Inception 3/8/90)	4.15%	5.38%	4.96%	5.30%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

13

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.65% Worst Quarter* Q4 ’01 0.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

FST Shares (Inception 5/18/94)	4.16%	5.39%	5.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.60% Worst Quarter* Q4 ’01 0.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

FST Shares (Inception 4/25/90)	3.87%	5.17%	4.82%	5.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.55% Worst Quarter* Q4 ’01 0.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

FST Shares (Inception 3/3/97)	3.79%	4.90%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.63% Worst Quarter* Q4 ’01 0.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

FST Shares (Inception 4/6/93)	4.09%	5.28%	5.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.61% Worst Quarter* Q4 ’01 0.60%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

FST Shares (Inception 2/28/97)	4.05%	5.25%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.04% Worst Quarter* Q4 ’01 0.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

FST Shares (Inception 7/19/94)	2.60%	3.31%	3.41%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Fund Fees and Expenses (FST Shares)

This table describes the fees and expenses that you would pay if you buy and hold FST Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.205%	0.205%
Other Expenses[3]	0.025%	0.025%

Total Fund Operating Expenses*	0.230%	0.230%

See page 22 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses[3]	0.01%	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.18%	0.18%

20

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money
Fund	Fund	Fund	Fund	Market Fund

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.025%	0.055%	0.035%	0.015%	0.025%

0.230%	0.260%	0.240%	0.220%	0.230%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money
Fund	Fund	Fund	Fund	Market Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.01%	0.01%	0.01%	0.01%	0.01%

0.20%	0.20%	0.18%	0.20%	0.18%

21

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, taxes, interest, brokerage fees and litigation, indemnification and other extraordinary expenses) to 0.01% of each Fund’s average daily net assets.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in FST Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$24	$74	$130	$293

Money Market	$24	$74	$130	$293

Treasury Obligations	$24	$74	$130	$293

Treasury Instruments	$27	$84	$146	$331

Government	$25	$77	$135	$306

Federal	$23	$71	$124	$280

Tax-Free Money Market	$24	$74	$130	$293

Institutions that invest in FST Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in FST Shares may receive other compensation in connection with the sale and distribution of FST Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISERS

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

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SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

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DIVIDENDS

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

27

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ FST Shares.

HOW TO BUY SHARES

How Can I Purchase FST Shares Of The Funds?
You may purchase FST Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

You may send your payment as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other

28

SHAREHOLDER GUIDE

financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ FST Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale,

29

distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to FST Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than FST Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange FST Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

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SHAREHOLDER GUIDE

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell FST Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its FST Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you

31

by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.

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■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

34

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
You may exchange FST Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be

35

subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In FST Shares?
Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

39

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

41

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

42

APPENDIX A

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

43

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

44

APPENDIX A

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

45

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

46

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47

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report along with a Funds’ financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent accountants.

PRIME OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

48

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.15%	$25,429,443	0.18%	3.87%	0.23%	3.82%
1.00	4.12	189,492	0.21	3.41	0.26	3.36
1.00	4.05	1,003,414	0.28	3.72	0.33	3.67
1.00	3.89	2,803,798	0.43	3.64	0.48	3.59
1.00	3.63	1,225,547	0.68	3.46	0.73	3.41

1.00	6.44	12,777,000	0.18	6.32	0.22	6.28
1.00	5.93	70,819	0.21 (c)	6.48 (c)	0.25 (c)	6.44 (c)
1.00	6.34	454,883	0.28	6.21	0.32	6.17
1.00	6.18	2,084,745	0.43	6.09	0.47	6.05
1.00	5.91	1,005,373	0.68	5.81	0.72	5.77

1.00	5.18	8,062,549	0.18	5.09	0.23	5.04
1.00	5.07	219,711	0.28	4.87	0.33	4.82
1.00	4.91	1,051,831	0.43	4.88	0.48	4.83
1.00	4.65	690,741	0.68	4.60	0.73	4.55

1.00	5.55	5,831,773	0.18	5.39	0.24	5.33
1.00	5.45	132,558	0.28	5.26	0.34	5.20
1.00	5.29	331,196	0.43	5.14	0.49	5.08
1.00	5.03	336,205	0.68	4.89	0.74	4.83

1.00	5.60	3,867,739	0.18	5.46	0.23	5.41
1.00	5.50	152,767	0.28	5.38	0.33	5.33
1.00	5.34	241,607	0.43	5.22	0.48	5.17
1.00	5.08	176,133	0.68	4.97	0.73	4.92

49

MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.05	(0.05)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.06	(0.06)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

50

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net	Ratio of	Ratio of net
Net asset		Net assets	Ratio of net	investment	expenses to	investment
value at		at end of	expenses to	income to	average	income to
end	Total	period	average	average net	net	average
of period	return(b)	(in 000’s)	net assets	assets	assets	net assets

$1.00	4.16%	$15,909,394	0.18%	3.74%	0.23%	3.69%
1.00	4.13	301,797	0.21	3.79	0.26	3.74
1.00	4.06	194,015	0.28	4.22	0.33	4.17
1.00	3.91	645,588	0.43	3.72	0.48	3.67
1.00	3.65	492,794	0.68	3.52	0.73	3.47

1.00	6.44	5,954,862	0.18	6.25	0.22	6.21
1.00	5.93	22,595	0.21 (c)	6.41 (c)	0.25 (c)	6.37 (c)
1.00	6.34	163,779	0.28	6.11	0.32	6.07
1.00	6.18	421,498	0.43	6.02	0.47	5.98
1.00	5.92	396,927	0.68	5.78	0.72	5.74

1.00	5.18	8,747,861	0.18	5.08	0.22	5.04
1.00	5.07	241,179	0.28	4.99	0.32	4.95
1.00	4.92	403,602	0.43	4.81	0.47	4.77
1.00	4.66	305,972	0.68	4.53	0.72	4.49

1.00	5.55	4,995,782	0.18	5.40	0.23	5.35
1.00	5.45	93,218	0.28	5.30	0.33	5.25
1.00	5.29	399,474	0.43	5.16	0.48	5.11
1.00	5.03	496,520	0.68	4.86	0.73	4.81

1.00	5.63	4,346,519	0.18	5.50	0.23	5.45
1.00	5.53	20,258	0.28	5.44	0.33	5.39
1.00	5.37	221,256	0.43	5.26	0.48	5.21
1.00	5.11	316,304	0.68	4.99	0.73	4.94

51

TREASURY OBLIGATIONS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes.

52

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	3.87%	$3,985,276	0.20%	3.66%	0.23%	3.63%
1.00	3.83	70,040	0.23	1.83	0.26	1.80
1.00	3.76	205,440	0.30	4.06	0.33	4.03
1.00	3.61	1,515,737	0.45	3.54	0.48	3.51
1.00	3.35	1,155,241	0.70	3.09	0.73	3.06

1.00	6.18	2,493,450	0.18	6.04	0.23	5.99
1.00	5.75	1	0.21 (c)	6.33 (c)	0.26 (c)	6.28 (c)
1.00	6.08	271,388	0.28	5.95	0.33	5.90
1.00	5.92	1,379,728	0.43	5.83	0.48	5.78
1.00	5.66	676,118	0.68	5.55	0.73	5.50

1.00	4.88	2,320,581	0.18	4.75	0.23	4.70
1.00	4.78	297,925	0.28	4.67	0.33	4.62
1.00	4.62	1,157,825	0.43	4.53	0.48	4.48
1.00	4.36	569,993	0.68	4.28	0.73	4.23

1.00	5.40	3,521,389	0.18	5.22	0.23	5.17
1.00	5.29	285,240	0.28	5.20	0.33	5.15
1.00	5.14	1,080,454	0.43	4.94	0.48	4.89
1.00	4.87	501,619	0.68	4.69	0.73	4.64

1.00	5.50	2,217,943	0.18	5.36	0.23	5.31
1.00	5.40	245,355	0.28	5.32	0.33	5.27
1.00	5.24	738,865	0.43	5.12	0.48	5.07
1.00	4.98	312,991	0.68	4.87	0.73	4.82

53

TREASURY INSTRUMENTS FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.03	(0.03)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.05	(0.05)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.05	(0.05)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.04	(0.04)
1999 - FST Administration Shares	1.00	0.04	(0.04)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.04	(0.04)

For the Period Ended December 31,
1997 - FST Shares (commenced March 3)	1.00	0.04	(0.04)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 5)	1.00	0.04	(0.04)

See page 60 for all footnotes.

54

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	3.79%		$1,161,245	0.20%		3.52%		0.26%		3.46%
1.00	3.75		12,052	0.23		1.91		0.29		1.85
1.00	3.68		50,561	0.30		3.32		0.36		3.26
1.00	3.53		117,089	0.45		3.22		0.51		3.16
1.00	3.27		115,500	0.70		3.01		0.76		2.95

1.00	5.90		734,427	0.18		5.80		0.28		5.70
1.00	5.44	(d)	1	0.21	(c)	5.85	(c)	0.31	(c)	5.75	(c)
1.00	5.79		2,380	0.28		5.67		0.38		5.57
1.00	5.64		42,533	0.43		5.40		0.53		5.30
1.00	5.38		68,194	0.68		5.18		0.78		5.08

1.00	4.60		428,732	0.18		4.51		0.24		4.45
1.00	4.49		208	0.28		4.53		0.34		4.47
1.00	4.34		67,748	0.43		4.29		0.49		4.23
1.00	4.08		42,095	0.68		4.07		0.74		4.01

1.00	5.05		822,207	0.18		4.74		0.29		4.63
1.00	4.94		2	0.28		4.68		0.39		4.57
1.00	4.79		23,676	0.43		4.62		0.54		4.51
1.00	4.53		17,128	0.68		4.37		0.79		4.26

1.00	5.25	(c)	496,419	0.18	(c)	5.09	(c)	0.29	(c)	4.98	(c)
1.00	5.13	(c)	2	0.28	(c)	5.00	(c)	0.39	(c)	4.89	(c)
1.00	4.99	(c)	4,159	0.43	(c)	4.84	(c)	0.54	(c)	4.73	(c)
1.00	4.71	(c)	20,177	0.68	(c)	4.62	(c)	0.79	(c)	4.51	(c)

55

GOVERNMENT FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.04	(0.04)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

1997 - FST Shares	1.00	0.05	(0.05)
1997 - FST Preferred Shares	1.00	0.05	(0.05)
1997 - FST Administration Shares	1.00	0.05	(0.05)
1997 - FST Service Shares	1.00	0.05	(0.05)

See page 60 for all footnotes

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	4.09%	$4,201,586	0.18%	3.76%	0.24%	3.70%
1.00	4.05	51,609	0.21	3.15	0.27	3.09
1.00	3.98	850,943	0.28	3.68	0.34	3.62
1.00	3.83	1,169,694	0.43	3.52	0.49	3.46
1.00	3.57	576,226	0.68	3.17	0.74	3.11

1.00	6.31	1,859,266	0.18	6.14	0.23	6.09
1.00	5.84	11,247	0.21 (c)	6.30 (c)	0.26 (c)	6.25 (c)
1.00	6.21	361,111	0.28	6.19	0.33	6.14
1.00	6.05	595,037	0.43	5.93	0.48	5.88
1.00	5.79	273,355	0.68	5.60	0.73	5.55

1.00	5.03	2,260,275	0.18	4.91	0.22	4.87
1.00	4.93	181,155	0.28	4.81	0.32	4.77
1.00	4.77	519,266	0.43	4.67	0.47	4.63
1.00	4.51	435,192	0.68	4.35	0.72	4.31

1.00	5.46	1,563,875	0.18	5.32	0.23	5.27
1.00	5.36	245,628	0.28	5.15	0.33	5.10
1.00	5.20	407,363	0.43	5.06	0.48	5.01
1.00	4.94	699,481	0.68	4.83	0.73	4.78

1.00	5.54	1,478,539	0.18	5.41	0.24	5.35
1.00	5.43	7,147	0.28	5.34	0.34	5.28
1.00	5.28	299,804	0.43	5.15	0.49	5.09
1.00	5.02	580,200	0.68	4.91	0.74	4.85

57

FEDERAL FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.04	$(0.04)
2001 - FST Select Shares	1.00	0.04	(0.04)
2001 - FST Preferred Shares	1.00	0.04	(0.04)
2001 - FST Administration Shares	1.00	0.04	(0.04)
2001 - FST Service Shares	1.00	0.03	(0.03)

2000 - FST Shares	1.00	0.06	(0.06)
2000 - FST Select Shares (commenced January 31)	1.00	0.06	(0.06)
2000 - FST Preferred Shares	1.00	0.06	(0.06)
2000 - FST Administration Shares	1.00	0.06	(0.06)
2000 - FST Service Shares	1.00	0.06	(0.06)

1999 - FST Shares	1.00	0.05	(0.05)
1999 - FST Preferred Shares	1.00	0.05	(0.05)
1999 - FST Administration Shares	1.00	0.05	(0.05)
1999 - FST Service Shares	1.00	0.04	(0.04)

1998 - FST Shares	1.00	0.05	(0.05)
1998 - FST Preferred Shares	1.00	0.05	(0.05)
1998 - FST Administration Shares	1.00	0.05	(0.05)
1998 - FST Service Shares	1.00	0.05	(0.05)

For the Period Ended December 31,
1997 - FST Shares (commenced February 28)	1.00	0.05	(0.05)
1997 - FST Preferred Shares (commenced May 30)	1.00	0.03	(0.03)
1997 - FST Administration Shares (commenced April 1)	1.00	0.04	(0.04)
1997 - FST Service Shares (commenced March 25)	1.00	0.04	(0.04)

See page 60 for all footnotes.

58

APPENDIX B

								Ratios assuming no
								expense reductions

						Ratio of net				Ratio of net
Net asset			Net assets	Ratio of net		investment		Ratio of		investment
value at			at end of	expenses to		income to		expenses to		income to
end	Total		period	average		average		average net		average
of period	return(b)		(in 000’s)	net assets		net assets		assets		net assets

$1.00	4.05%		$14,153,371	0.20%		3.87%		0.22%		3.85%
1.00	4.02		1	0.23		3.59		0.25		3.57
1.00	3.95		126,915	0.30		3.76		0.32		3.74
1.00	3.79		1,134,424	0.45		3.75		0.47		3.73
1.00	3.53		814,384	0.70		3.43		0.72		3.41

1.00	6.26		8,296,788	0.20		6.16		0.23		6.13
1.00	5.77	(d)	1	0.23	(c)	6.16	(c)	0.24	(c)	6.13	(c)
1.00	6.16		145,000	0.30		5.93		0.32		5.90
1.00	6.00		1,024,184	0.45		5.89		0.48		5.86
1.00	5.74		899,691	0.70		5.61		0.73		5.58

1.00	5.05		4,206,119	0.18		4.96		0.23		4.91
1.00	4.94		186,590	0.28		5.05		0.33		5.00
1.00	4.79		789,529	0.43		4.71		0.48		4.66
1.00	4.53		478,635	0.68		4.46		0.73		4.41

1.00	5.41		2,346,254	0.18		5.24		0.24		5.18
1.00	5.31		26,724	0.28		5.20		0.34		5.14
1.00	5.15		690,084	0.43		5.02		0.49		4.96
1.00	4.89		321,124	0.68		4.78		0.74		4.72

1.00	5.51	(c)	1,125,681	0.18	(c)	5.39	(c)	0.27	(c)	5.30	(c)
1.00	5.43	(c)	194,375	0.28	(c)	5.26	(c)	0.37	(c)	5.17	(c)
1.00	5.27	(c)	625,334	0.43	(c)	5.15	(c)	0.52	(c)	5.06	(c)
1.00	5.00	(c)	228,447	0.68	(c)	4.78	(c)	0.77	(c)	4.69	(c)

59

TAX-FREE MONEY MARKET FUND

	Net asset
	value at	Net	Distributions
	beginning	investment	to
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - FST Shares	$1.00	$0.03	$(0.03)
2001 - FST Select Shares	1.00	0.03	(0.03)
2001 - FST Preferred Shares	1.00	0.02	(0.02)
2001 - FST Administration Shares	1.00	0.02	(0.02)
2001 - FST Service Shares	1.00	0.02	(0.02)

2000 - FST Shares	1.00	0.04	(0.04)
2000 - FST Select Shares (commenced January 31)	1.00	0.04	(0.04)
2000 - FST Preferred Shares	1.00	0.04	(0.04)
2000 - FST Administration Shares	1.00	0.04	(0.04)
2000 - FST Service Shares	1.00	0.03	(0.03)

1999 - FST Shares	1.00	0.03	(0.03)
1999 - FST Preferred Shares	1.00	0.03	(0.03)
1999 - FST Administration Shares	1.00	0.03	(0.03)
1999 - FST Service Shares	1.00	0.03	(0.03)

1998 - FST Shares	1.00	0.03	(0.03)
1998 - FST Preferred Shares	1.00	0.03	(0.03)
1998 - FST Administration Shares	1.00	0.03	(0.03)
1998 - FST Service Shares	1.00	0.03	(0.03)

1997 - FST Shares	1.00	0.04	(0.04)
1997 - FST Preferred Shares	1.00	0.03	(0.03)
1997 - FST Administration Shares	1.00	0.03	(0.03)
1997 - FST Service Shares	1.00	0.03	(0.03)

Footnotes:

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Not Annualized.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average net	average
of period	return(b)	(in 000’s)	net assets	net assets	assets	net assets

$1.00	2.60%	$3,588,030	0.18%	2.46%	0.23%	2.41%
1.00	2.57	1	0.21	2.73	0.26	2.68
1.00	2.50	17,722	0.28	2.45	0.33	2.40
1.00	2.34	146,621	0.43	2.27	0.48	2.22
1.00	2.09	68,298	0.68	2.04	0.73	1.99

1.00	3.95	2,693,098	0.18	3.93	0.23	3.88
1.00	3.66	1	0.21 (c)	3.97 (c)	0.26 (c)	3.92 (c)
1.00	3.85	18,568	0.28	3.81	0.33	3.76
1.00	3.69	108,335	0.43	3.66	0.48	3.61
1.00	3.43	71,614	0.68	3.46	0.73	3.41

1.00	3.13	1,775,327	0.18	3.12	0.22	3.08
1.00	3.03	31,359	0.28	2.99	0.32	2.95
1.00	2.88	127,967	0.43	2.81	0.47	2.77
1.00	2.62	69,465	0.68	2.61	0.72	2.57

1.00	3.34	1,456,002	0.18	3.28	0.23	3.23
1.00	3.24	20,882	0.28	3.17	0.33	3.12
1.00	3.08	146,800	0.43	3.04	0.48	2.99
1.00	2.83	50,990	0.68	2.77	0.73	2.72

1.00	3.54	939,407	0.18	3.50	0.24	3.44
1.00	3.43	35,152	0.28	3.39	0.34	3.33
1.00	3.28	103,049	0.43	3.27	0.49	3.21
1.00	3.02	42,578	0.68	3.01	0.74	2.95

61

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

12 Fund Performance

20 Fund Fees and Expenses

24 Service Providers

26 Dividends

28 Shareholder Guide
28	How to Buy Shares
31	How to Sell Shares

37 Taxation

38 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman Sachs & Co.

FSPROINSTMM

Prospectus

ILA Service, ILA Class B and Class C (“Units” or “Shares”)

May 1, 2002

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

Prime Obligations Portfolio

■	ILA Service (“Units” or “Shares”),

■	ILA Class B and Class C (“Units” or “Shares”)

Tax-Exempt Diversified Portfolio

■	ILA Service (“Units” or “Shares”)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek the preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process
1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including those conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Fund: Prime Obligations Portfolio
■	Tax-Exempt Fund: Tax-Exempt Diversified Portfolio

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

3

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

    Taxable Fund:

The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations Portfolio pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

    Tax-Exempt Fund:

The Tax-Exempt Diversified Portfolio seeks to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

The Tax-Exempt Diversified Portfolio pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	Prime	Tax-Exempt
	Obligations	Diversified
	Portfolio	Portfolio

U.S. Treasury Obligations	■[1]

U.S. Government Securities	■

Bank Obligations	■ U.S. banks only[2]

Commercial Paper	■	■ Tax-exempt only

Short-Term Obligations of Corporations and Other Entities	■ U.S. entities only

Repurchase Agreements	■

Asset-Backed and Receivables-Backed Securities[3]	■

Municipals	■[4]	■
At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[5]

Custodial Receipts	■	■

Unrated Securities[6]	■	■

Investment Companies	■	■
	Up to 10% of total assets in other investment companies	Up to 10% of total assets in other investment companies

Private Activity Bonds	■	■ Does not intend to invest[7]

Credit Quality[6]	First Tier[8]	First Tier[8] and Second Tier[9]

5

	Prime	Tax-Exempt
	Obligations	Diversified
	Portfolio	Portfolio

Summary of Taxation for Distributions[10]	Taxable federal and state[11]	Tax-exempt federal and taxable state[12]

Miscellaneous	Reverse repurchase agreements not permitted	May (but does not currently
intend to) invest up to 20%
of net assets in securities
subject to AMT and may
temporarily invest in the
taxable money market
instruments described
herein. Reverse repurchase
agreements not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[4]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[5]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[6]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[7]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions. No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[8]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[9]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[10]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[11]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[12]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

6

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Tax-Exempt
• Applicable	Obligations	Diversified
— Not applicable	Portfolio	Portfolio

NAV	•	•
Interest Rate	•	•
Credit/Default	•	•
Liquidity	•	•
U.S. Government Securities	•	—
Concentration	—	•
Tax	—	•

Risks that apply to each Fund:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified Portfolio, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

7

Risk that applies to the Prime Obligations Portfolio:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Tax-Exempt Diversified Portfolio:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of the Funds’ Service Shares from year to year for up to the last ten years; and (b) the average annual total returns of the Funds’ Service Shares and the Prime Obligation Portfolio’s Class B and C Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return reflects the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years) and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). Service Shares are not subject to any initial sales charge or CDSC. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-526-7384.

9

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter* Q3 ’00 1.48% Worst Quarter* Q4 ’01 0.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	3.38%	4.68%	4.31%	4.60%

Class B (Inception 5/8/96) Including CDSC	-2.38%	4.06%	N/A	3.87%

Class C (Inception 8/15/97) Including CDSC	1.73%	N/A	N/A	4.03%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter* Q4 ’00 0.88% Worst Quarter* Q4 ’01 0.28%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 7/2/90)	2.03%	2.71%	2.62%	2.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Fund Fees and Expenses
(Service, Class B and Class C Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service, Class B or Class C Shares of a Fund.

	Prime						Tax-Exempt
	Obligations						Diversified
	Portfolio						Portfolio

	(ILA Service)		(ILA Class B†)		(ILA Class C†)		(ILA Service)

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None		None		None		None
Maximum Deferred Sales Charge (Load)[1]	None		5.0%	[2]	1.0%	[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None
Redemption Fees[4]	None		None		None		None
Exchange Fees	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]

Management Fees	0.35%		0.35%		0.35%		0.35%
Class B and C Distribution and Service (12b-1) Fees	N/A		1.00%		1.00%		N/A
Other Expenses	0.48%		0.08%		0.08%		0.46%
Service Fees[6]		0.25%	N/A		N/A		0.25%
Shareholder Administration Fees		0.15%	N/A		N/A		0.15%
All Other Expenses[7]		0.08%		0.08%		0.08%	0.06%

Total Fund Operating Expenses[8]	0.83%		1.43%		1.43%		0.81%

†	Investors wishing to purchase shares of the Prime Obligations Portfolio are generally required to purchase ILA Service Shares. ILA Class B and Class C Shares of the Prime Obligations Portfolio will typically be in exchange for Class B or Class C Shares, respectively, of another Goldman Sachs Fund.
[1]	The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
[2]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made) at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[3]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made).
[4]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[5]	The Funds’ annual operating expenses are based on actual expenses.
[6]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of ILA Service Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[7]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each class plus all other ordinary expenses not detailed above.
[8]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding distribution fees, service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets. The expense limitation may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

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FUND FEES AND EXPENSES
Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service, Class B or Class C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations
ILA Service Shares	$85	$265	$460	$1,025
ILA Class B Shares*
– Assuming complete redemption at end of period	$646	$752	$982	$1,550
– Assuming no redemption	$146	$452	$782	$1,550
ILA Class C Shares
– Assuming complete redemption at end of period	$246	$452	$782	$1,713
– Assuming no redemption	$146	$452	$782	$1,713

Tax-Exempt Diversified
ILA Service Shares	$83	$259	$450	$1,002

*	ILA Class B Shares convert to ILA Service Shares eight years after purchase; therefore, ILA Class B expenses in the hypothetical example above assume this conversion.

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions may receive other compensation in connection with the sale and distribution of shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

13

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, a Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

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SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

16

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Shares Of The Funds?
Each Fund offers Service Shares, and the Prime Obligations Portfolio also offers Class B and Class C Shares. You may purchase shares on any business day at their NAV next determined after receipt of an order in proper form by State Street Bank and Trust Company (“State Street”) as agent for Goldman Sachs or certain authorized institutions (“Authorized Dealers”). No sales load is charged.

Service Shares may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. Class B and Class C Shares may be purchased through Goldman Sachs or through Authorized Dealers. Class B and Class C Shares will typically be issued only upon an exchange of Class B and Class C Shares of another equity or bond fund of the Goldman Sachs Trust (the “Trust”) or to accounts that intend to systematically exchange such shares for Class B or Class C Shares of other Goldman Sachs Funds. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that the instructions apply to Service Shares since, unlike Class B and Class C Shares, they are normally not subject to any CDSC and have lower fees.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs, your Service Organization or your Authorized Dealer the information in the Account Application.

To Open an Account:

■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer

–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds c/o National Financial Data Services (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

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–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds—(Name of Fund and Class of Shares)

–	NFDS will not accept checks drawn on foreign banks, third-party checks, cashiers checks, temporary checks, electronic fund transfers, cash, money orders, travelers cheques or credit card checks

–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Prime Obligations Portfolio:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Diversified Portfolio:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Is My Minimum Investment In The Funds?

All Funds	Initial	Additional

Regular Accounts	$5,000	None

Systematic Exchange Program (Class B and C Shares Only)	$1,000	None

Other Share Exchanges	$5,000 or full account share balance, whichever is less	None

Prime Obligations Portfolio Only

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

18

SHAREHOLDER GUIDE

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus:

Maximum Amount You Can	Class B	$250,000

Buy in the Aggregate	Class C	$1,000,000

Across Funds	Service
	Shares	No limit

Initial Sales Charge	Class B	None

	Class C	None

Service
	Shares	None

CDSC	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

	Service Shares	None unless acquired in an exchange for shares subject to a CDSC

Conversion Feature	Class B	Class B Shares convert to ILA Service Shares after 8 years

	Class C	None

Service
	Shares	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject any purchase order for any reason.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of Class B and Class C Shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Investment Adviser.

19

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV for a share class. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston, or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be granted to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

A COMMON QUESTION ABOUT THE PURCHASE OF SERVICE SHARES

What Is The Offering Price Of Service Shares?
You may purchase Service Shares of the Funds at the next determined NAV without an initial sales charge. Service Shares are not subject to any CDSC.

20

SHAREHOLDER GUIDE

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Prime Obligations Portfolio at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

No CDSC is imposed upon exchanges of Class B Shares between the Prime Obligation Portfolios and another Goldman Sachs Fund. However, shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of the Prime Obligations Portfolio will automatically convert into Service Shares of the Prime Obligations Portfolio at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of the Prime Obligations Portfolio by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Service Shares of the Prime Obligations Portfolio based on the date of the initial purchase and the CDSC schedule of that purchase.

21

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Service Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Service Shares will not occur at any time the Prime Obligations Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Service Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Prime Obligations Portfolio at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”), where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF SERVICE, CLASS B AND CLASS C SHARES

What Else Do I Need To Know About The CDSC On Class B Or C Shares?

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

22

SHAREHOLDER GUIDE

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Service, Class B Or Class C Shares Be Waived Or Reduced?
The CDSC on Service, Class B or Class C Shares that are subject to a CDSC (i.e., because the Service Shares were acquired in an exchange transaction for shares of a Goldman Sachs Fund that were subject to a CDSC) may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Service, Class B and Class C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 10% of the value of your Service Shares and 12% each of the value of your Class B and C Shares.

What Other Attributes of Service, Class B Or Class C Shares Should I Know About?

■	Service Shares. Service Shares are normally not subject to any initial sales charge or CDSC. However, Service Shares are subject to service and shareholder administration fees at the aggregate annual rate of 0.40% of a Fund’s average daily net assets attributable to Service Shares.
■	Class B Shares. Class B Shares are subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial

23

investment. However, the distribution fee of up to 0.75% and service fee of up to 0.25% paid by Class B Shares will cause your Class B Shares (until conversion to Service Shares) to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. Class C Shares are also subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution fee of 0.75% and service fee of 0.25% paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares (or Class B Shares after conversion to Service Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely. A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Service, Class B or Class C Shares.

In addition to Service, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

24

SHAREHOLDER GUIDE

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 49711 Kansas City, MO 64141-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

You may also take advantage of the check redemption privilege described below.

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption requests from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

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In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated on your Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions by check to your address of record will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired Or Mailed?
Redemption proceeds will normally be wired or mailed to the recordholder of shares as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Prime Obligations Portfolio:

■ By 3:00 p.m. New York time	■ Wired same business day ■ Checks sent next business day	Not earned on day request is received

■ After 3:00 p.m. New York time	■ Wired next business day ■ Checks sent within two business days	Earned on day request is received

Tax-Exempt Diversified Portfolio:

■ By 12:00 p.m. New York time	■ Wired same business day ■ Checks sent next business day	Not earned on day request is received

■ After 3:00 p.m. New York time	■ Wired next business day ■ Checks sent within two business days	Earned on day request is received

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SHAREHOLDER GUIDE

■	Although redemption proceeds will normally be wired or mailed as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Should I Know About The Check Redemption Privilege? (Service Shares Only)
You may elect to have a special account with State Street for the purpose of redeeming shares from your account by check. The following general policies govern the check redemption privilege:

■	You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Service Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to you by State Street.
■	The check redemption privilege allows you to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Service Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all shareholders.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem the shares of any account whose balance falls below the minimum as a result of redemption. The Fund will give 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class and Fund on which the distributions are paid. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

28

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
You may exchange Service Shares of each Fund and Class B and C Shares of the Prime Obligations Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery— Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg. 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although a Fund may impose a charge in the future.
■	Exchanges of Class B and Class C Shares will be made at NAV and will be subject to the CDSC of the original shares held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by subsequent exchange.
■	Exchanges of Service Shares from each Fund will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were

29

originally issued in exchange for shares on which a sales charge was paid), in which case the exchange will be made at NAV. Service Shares acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares originally held.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. The minimum initial exchange is $5,000 or the full account share balance, whichever is less.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.
■	A signature guarantee may be required (see details above).

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund.

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SHAREHOLDER GUIDE

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Sales subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

Do I Have Any Reinvestment Privileges With Respect to Class B or Class C Shares?
You may redeem Class B or Class C Shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share). To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	If you redeem Class B Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Service Shares of Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio or Class A Shares of another Goldman Sachs Fund at NAV. The amount of the CDSC paid upon redemption will not be credited to your account.
■	If you redeem Class C Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the Prime Obligations Portfolio or Class C Shares of another Goldman Sachs Fund.
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you redeem Class C Shares, pay a CDSC upon redemption and reinvest in Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. In this case, the holding period of the Class C Shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.

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■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class B or Class C Shares because of the imposition of a CDSC on your redemptions of Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are generally mailed the next business day after your systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investments?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

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SHAREHOLDER GUIDE

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form by or on behalf of a customer when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary directly to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Service, Class B and Class C Shares?
The Trust has adopted plans (each a “Plan”) under which Service, Class B and Class C Shares bear service fees and (in the case of Class B and Class C Shares) distribution fees paid to Service Organizations and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plan for Service Shares, Service Organizations agree to provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust

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■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust with respect to its Service Shares. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.15% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of a Fund, which are attributable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

Under the Plans for Class B and Class C Shares, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund’s average daily net assets attributed to Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C Shares.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Diversified Portfolio, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Diversified Portfolio that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Diversified Portfolio may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Diversified Portfolio generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. A Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

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If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the purchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Prime Obligations Portfolio may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Obligations. The Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the

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APPENDIX A

United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bonds anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, move therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would case the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment or a default or a disqualification from tax-exempt status.

39

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. The Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. The Tax-Exempt Diversified Fund may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

40

APPENDIX A

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Each Fund may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series, thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money

41

market funds which the Investment Adviser or any of its affiliates serves as investment adviser administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

42

APPENDIX A

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Diversified Portfolio:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Portfolio will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, the Tax-Exempt Diversified Portfolio may temporarily invest in taxable money market instruments. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Portfolio.

43

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent accountants.

PRIME OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years ended December 31,
2001 - ILA Units	$1.00	$0.04	$(0.04)
2001 - ILA Administration Units	1.00	0.04	(0.04)
2001 - ILA Service Units	1.00	0.03	(0.03)
2001 - ILA B Units	1.00	0.03	(0.03)
2001 - ILA C Units	1.00	0.03	(0.03)
2001 - Cash Management Shares	1.00	0.03	(0.03)

2000 - ILA Units	1.00	0.06	(0.06)
2000 - ILA Administration Units	1.00	0.06	(0.06)
2000 - ILA Service Units	1.00	0.06	(0.06)
2000 - ILA B Units	1.00	0.05	(0.05)
2000 - ILA C Units	1.00	0.05	(0.05)
2000 - Cash Management Shares	1.00	0.05	(0.05)

1999 - ILA Units	1.00	0.05	(0.05)
1999 - ILA Administration Units	1.00	0.05	(0.05)
1999 - ILA Service Units	1.00	0.04	(0.04)
1999 - ILA B Units	1.00	0.04	(0.04)
1999 - ILA C Units	1.00	0.04	(0.04)
1999 - Cash Management Shares	1.00	0.04	(0.04)

1998 - ILA Units	1.00	0.05	(0.05)
1998 - ILA Administration Units	1.00	0.05	(0.05)
1998 - ILA Service Units	1.00	0.05	(0.05)
1998 - ILA B Units	1.00	0.04	(0.04)
1998 - ILA C Units	1.00	0.04	(0.04)
1998 - Cash Management Shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA Units	1.00	0.05	(0.05)
1997 - ILA Administration Units	1.00	0.05	(0.05)
1997 - ILA Service Units	1.00	0.05	(0.05)
1997 - ILA B Units	1.00	0.04	(0.04)
1997 - ILA C Units (commenced August 15)	1.00	0.04	(0.04)

See page 48 for all footnotes

44

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of net	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	3.79%		$443,213	0.43%	3.70%	0.43%	3.70%
1.00	3.63		123,869	0.58	3.38	0.58	3.38
1.00	3.38		152,735	0.83	3.25	0.83	3.25
1.00	2.76		32,731	1.43	2.51	1.43	2.51
1.00	2.76		15,396	1.43	2.56	1.43	2.56
1.00	3.20		24,547	1.00	3.34	1.43	2.91

1.00	6.14		584,448	0.43	5.94	0.43	5.94
1.00	5.98		71,230	0.58	5.87	0.58	5.87
1.00	5.72		170,446	0.83	5.63	0.83	5.63
1.00	5.09		20,333	1.43	4.97	1.43	4.97
1.00	5.09		10,806	1.43	5.02	1.43	5.02
1.00	5.54		39,081	1.00	5.46	1.43	5.03

1.00	4.90		1,095,109	0.43	4.79	0.43	4.79
1.00	4.74		40,850	0.58	4.65	0.58	4.65
1.00	4.48		92,975	0.83	4.33	0.83	4.33
1.00	3.86		19,444	1.43	3.83	1.43	3.83
1.00	3.86		7,436	1.43	3.76	1.43	3.76
1.00	4.30		1	1.00	4.44	1.43	4.01

1.00	5.32		837,185	0.43	5.19	0.43	5.19
1.00	5.16		38,836	0.58	5.05	0.58	5.05
1.00	4.90		119,309	0.83	4.79	0.83	4.79
1.00	4.27		14,412	1.43	4.07	1.43	4.07
1.00	4.27		6,814	1.43	4.13	1.43	4.13
1.00	4.69	(c)	2	0.93 (c)	4.81 (c)	1.43 (c)	4.31 (c)

1.00	5.38		866,445	0.42	5.24	0.43	5.23
1.00	5.22		28,110	0.57	5.11	0.58	5.10
1.00	4.96		78,316	0.82	4.85	0.83	4.84
1.00	4.33		1,574	1.42	4.33	1.43	4.32
1.00	4.41	(c)	1,897	1.42 (c)	4.39 (c)	1.43 (c)	4.38 (c)

45

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years ended December 31,
2001 - ILA Units	$1.00	$0.02	$(0.02)
2001 - ILA Administration Units	1.00	0.02	(0.02)
2001 - ILA Service Units	1.00	0.02	(0.02)
2001 - Cash Management Shares	1.00	0.02	(0.02)

2000 - ILA Units	1.00	0.04	(0.04)
2000 - ILA Administration Units	1.00	0.04	(0.04)
2000 - ILA Service Units	1.00	0.03	(0.03)
2000 - Cash Management Shares	1.00	0.03	(0.03)

1999 - ILA Units	1.00	0.03	(0.03)
1999 - ILA Administration Units	1.00	0.03	(0.03)
1999 - ILA Service Units	1.00	0.02	(0.02)
1999 - Cash Management Shares	1.00	0.02	(0.02)

1998 - ILA Units	1.00	0.03	(0.03)
1998 - ILA Administration Units	1.00	0.03	(0.03)
1998 - ILA Service Units	1.00	0.03	(0.03)
1998 - Cash Management Shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA Units	1.00	0.03	(0.03)
1997 - ILA Administration Units	1.00	0.03	(0.03)
1997 - ILA Service Units	1.00	0.03	(0.03)

Footnotes:

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a unitholder/ shareholder would pay on fund distributions.
(c)	Annualized.

46

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of net	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	2.44%	$1,339,898	0.40%	2.43%	0.41%	2.42%
1.00	2.28	357,182	0.55	2.03	0.56	2.02
1.00	2.03	74,461	0.80	1.83	0.81	1.82
1.00	1.85	290,372	0.97	1.82	1.41	1.38

1.00	3.74	1,732,707	0.41	3.67	0.42	3.66
1.00	3.58	130,767	0.56	3.64	0.57	3.63
1.00	3.33	51,389	0.81	3.26	0.82	3.25
1.00	3.19	227,089	0.98	3.32	1.42	2.88

1.00	2.89	1,734,623	0.42	2.85	0.42	2.85
1.00	2.73	28,084	0.57	2.66	0.57	2.66
1.00	2.48	20,991	0.82	2.41	0.82	2.41
1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562.285	0.35	3.12	0.41	3.06
1.00	3.02	26,509	0.50	2.98	0.56	2.92
1.00	2.76	37,850	0.75	2.72	0.81	2.66
1.00	2.61 (c)	2	0.85 (c)	2.66 (c)	1.41 (c)	2.10 (c)

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24
1.00	3.23	27,967	0.47	3.16	0.56	3.07
1.00	2.97	30,513	0.72	2.97	0.81	2.88

47

Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies

7 Principal Risks of the Funds

9 Fund Performance

12 Fund Fees and Expenses

14 Service Providers

16 Dividends

17 Shareholder Guide
17	How to Buy Shares
24	How to Sell Shares

35 Taxation

36 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

44 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Service, Class B and Class C Units)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone	1-800-621-2550
■ By mail	Goldman Sachs Funds, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-9711
■ By e-mail	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

ILAPRORETMM 522660

Prospectus

ILA Service (“Units” or “Shares”)

May 1, 2002

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■	Prime Obligations Portfolio

■	Money Market Portfolio

■	Treasury Obligations Portfolio

■	Treasury Instruments Portfolio

■	Government Portfolio

■	Federal Portfolio

■	Tax-Exempt Diversified Portfolio

■	Tax-Exempt California Portfolio

■	Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks [3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities■	■	■	[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt	■	■	■
	municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt	■	■	■
	municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•
Interest Rate	•	•	•	•
Credit/Default	•	•	•	•
Liquidity	•	•	•	•
U.S. Government Securities	•	•	—	—
Concentration	—	—	—	—
Foreign	—	•	—	—
Banking Industry	—	•	—	—
Tax	—	—	—	—
California/New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

12

PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.48% Worst Quarter* Q4 ’01 0.43%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	3.38%	4.68%	4.31%	4.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.49% Worst Quarter* Q4 ’01 0.51%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	3.61%	4.76%	4.37%	4.65%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.44% Worst Quarter* Q4 ’01 0.39%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	3.20%	4.50%	4.17%	4.45%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.38% Worst Quarter* Q4 ’01 0.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 1/30/91)	3.18%	4.33%	4.08%	4.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.46% Worst Quarter* Q4 ’01 0.38%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 7/1/90)	3.28%	4.58%	4.23%	4.48%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.46% Worst Quarter* Q4 ’01 0.46%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	Since Inception

Service Shares (Inception 5/15/93)	3.48%	4.66%	4.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.88% Worst Quarter* Q4 ’01 0.28%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 7/2/90)	2.03%	2.71%	2.62%	2.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.77% Worst Quarter* Q4 ’01 0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 9/15/97)	1.67%	2.30%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.84% Worst Quarter* Q4 ’01 0.26%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 9/15/97)	1.81%	2.52%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service Shares of a Fund.

	Prime		Money		Treasury
	Obligations		Market		Obligations
	Portfolio		Portfolio		Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None		None		None
Maximum Deferred Sales Charge (Load)	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%		0.35%		0.35%
Other Expenses	0.48%		0.46%		0.49%
Service Fees[2]		0.25%		0.25%		0.25%
Shareholder Administration Fees		0.15%		0.15%		0.15%
All Other Expenses[3]		0.08%		0.06%		0.09%

Total Fund Operating Expenses*[4]	0.83%		0.81%		0.84%

See page 26 for all other footnotes

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime		Money		Treasury
	Obligations		Market		Obligations
	Portfolio		Portfolio		Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%		0.35%		0.35%
Other Expenses	0.48%		0.46%		0.48%
Service Fees[2]		0.25%		0.25%		0.25%
Shareholder Administration Fees		0.15%		0.15%		0.15%
All Other Expenses[3]		0.08%		0.06%		0.08%

Total Fund Operating Expenses (after current expense limitations)[4]	0.83%		0.81%		0.83%

24

FUND FEES AND EXPENSES

Treasury						Tax-Exempt		Tax-Exempt		Tax-Exempt
Instruments		Government		Federal		Diversified		California		New York
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

None		None		None		None		None		None
None		None		None		None		None		None

None		None		None		None		None		None
None		None		None		None		None		None
None		None		None		None		None		None

0.35%		0.35%		0.35%		0.35%		0.35%		0.35%
0.52%		0.54%		0.46%		0.46%		0.50%		0.52%
	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
	0.12%		0.14%		0.06%		0.06%		0.10%		0.12%

0.87%		0.89%		0.81%		0.81%		0.85%		0.87%

Treasury						Tax-Exempt		Tax-Exempt		Tax-Exempt
Instruments		Government		Federal		Diversified		California		New York
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

0.35%		0.35%		0.35%		0.35%		0.35%		0.35%
0.48%		0.48%		0.46%		0.45%		0.48%		0.48%
	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
	0.08%		0.08%		0.06%		0.05%		0.08%		0.08%

0.83%		0.83%		0.81%		0.80%		0.83%		0.83%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$85	$265	$460	$1,025

Money Market	$83	$259	$450	$1,002

Treasury Obligations	$86	$268	$466	$1,037

Treasury Instruments	$89	$278	$482	$1,073

Government	$91	$284	$493	$1,096

Federal	$83	$259	$450	$1,002

Tax-Exempt Diversified	$83	$259	$450	$1,002

Tax-Exempt California	$87	$271	$471	$1,049

Tax-Exempt New York	$89	$278	$482	$1,073

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

28

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

31

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Taxable and Tax-Advantaged Funds (excluding Treasury Obligation Portfolio):
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

32

SHAREHOLDER GUIDE

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.15% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and

33

are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or NASDAQ market may officially close). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

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SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to

35

prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when

36

SHAREHOLDER GUIDE

your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Service Shares from its account by check. The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Service Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Service Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times

37

by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

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SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

41

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

42

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

44

APPENDIX A

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

45

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

46

APPENDIX A

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

47

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

48

APPENDIX A

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

49

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California, its public authorities and political subdivisions. After several years of very strong growth, the California economy fell into a mild recession in mid-2001, which was exacerbated by the effects of the September 11 terrorist attacks. The recession has been felt most strongly in the San Francisco Bay Area, the focus of the high technology sector, which has been suffering a cyclical slowdown. The recession, coupled with the severe drop in stock market levels since 2000, which has greatly cut revenues from capital gains and stock options, has resulted in a sharp drop in state revenues in fiscal year 2001-02, leading the state to face a multi-billion dollar budget gap. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The impact of the recent downturn in the U.S. economy on issuers in New York City and New York State has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s

50

APPENDIX A

investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2002 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

51

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent accountants.

PRIME OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - ILA B units	1.00	0.03	(0.03)
2001 - ILA C units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - ILA B units	1.00	0.05	(0.05)
2000 - ILA C units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - ILA B units	1.00	0.04	(0.04)
1999 - ILA C units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - ILA B units	1.00	0.04	(0.04)
1998 - ILA C units	1.00	0.04	(0.04)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)
1997 - ILA B units	1.00	0.04	(0.04)
1997 - ILA C units (commenced August 15)	1.00	0.04	(0.04)

See page 68 for all footnotes.

52

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	3.79%		$443,213	0.43%	3.70%	0.43%	3.70%
1.00	3.63		123,869	0.58	3.38	0.58	3.38
1.00	3.38		152,735	0.83	3.25	0.83	3.25
1.00	2.76		32,731	1.43	2.51	1.43	2.51
1.00	2.76		15,396	1.43	2.56	1.43	2.56
1.00	3.20		24,547	1.00	3.34	1.43	2.91

1.00	6.14		584,448	0.43	5.94	0.43	5.94
1.00	5.98		71,230	0.58	5.87	0.58	5.87
1.00	5.72		170,446	0.83	5.63	0.83	5.63
1.00	5.09		20,333	1.43	4.97	1.43	4.97
1.00	5.09		10,806	1.43	5.02	1.43	5.02
1.00	5.54		39,081	1.00	5.46	1.43	5.03

1.00	4.90		1,095,109	0.43	4.79	0.43	4.79
1.00	4.74		40,850	0.58	4.65	0.58	4.65
1.00	4.48		92,975	0.83	4.33	0.83	4.33
1.00	3.86		19,444	1.43	3.83	1.43	3.83
1.00	3.86		7,436	1.43	3.76	1.43	3.76
1.00	4.30		1	1.00	4.44	1.43	4.01

1.00	5.32		837,185	0.43	5.19	0.43	5.19
1.00	5.16		38,836	0.58	5.05	0.58	5.05
1.00	4.90		119,309	0.83	4.79	0.83	4.79
1.00	4.27		14,412	1.43	4.07	1.43	4.07
1.00	4.27		6,814	1.43	4.13	1.43	4.13
1.00	4.69	(c)	2	0.93 (c)	4.81 (c)	1.43 (c)	4.31 (c)

1.00	5.38		866,445	0.42	5.24	0.43	5.23
1.00	5.22		28,110	0.57	5.11	0.58	5.10
1.00	4.96		78,316	0.82	4.85	0.83	4.84
1.00	4.33		1,574	1.42	4.33	1.43	4.32
1.00	4.41	(c)	1,897	1.42 (c)	4.39 (c)	1.43 (c)	4.38 (c)

53

MONEY MARKET PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.04	(0.04)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - Cash Management shares	1.00	0.06	(0.06)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

54

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	4.02%	$1,156,176	0.41%	4.13%	0.41%	4.13%
1.00	3.87	394,078	0.56	3.73	0.56	3.73
1.00	3.61	312,776	0.81	3.55	0.81	3.55
1.00	3.43	419,362	0.98	3.33	1.41	2.90

1.00	6.18	1,753,668	0.41	6.05	0.41	6.05
1.00	6.02	321,440	0.56	6.12	0.56	6.12
1.00	5.76	346,427	0.81	5.63	0.81	5.63
1.00	5.60	315,194	0.98	5.72	1.41	5.29

1.00	4.92	1,346,765	0.41	4.80	0.41	4.80
1.00	4.76	6,961	0.56	4.64	0.56	4.64
1.00	4.50	383,932	0.81	4.42	0.81	4.42
1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14
1.00	5.17	314,327	0.55	5.04	0.58	5.01
1.00	4.91	32,349	0.80	4.79	0.83	4.76
1.00	4.69 (c)	2	0.90 (c)	4.80 (c)	1.43 (c)	4.27 (c)

1.00	5.43	806,096	0.37	5.31	0.42	5.26
1.00	5.28	307,480	0.52	5.15	0.57	5.10
1.00	5.01	20,517	0.77	4.90	0.82	4.85

55

TREASURY OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.61%	$423,561	0.43%	3.43%	0.44%	3.42%
1.00	3.46	16,595	0.58	3.39	0.59	3.38
1.00	3.20	1,379,621	0.83	2.70	0.84	2.69
1.00	3.03	2,532	1.00	3.09	1.44	2.65

1.00	5.95	$384,023	0.42	5.77	0.42	5.77
1.00	5.79	15,095	0.57	5.51	0.57	5.51
1.00	5.52	493,259	0.82	5.49	0.82	5.49
1.00	2.33	2,598	0.99 (c)	5.53 (c)	1.42 (c)	5.10 (c)

1.00	4.63	404,299	0.42	4.50	0.42	4.50
1.00	4.48	42,334	0.57	4.35	0.57	4.35
1.00	4.22	264,787	0.82	4.19	0.82	4.19

1.00	5.15	734,553	0.42	4.96	0.43	4.95
1.00	4.99	80,464	0.57	4.88	0.58	4.87
1.00	4.73	35,432	0.82	4.67	0.83	4.66

1.00	5.26	590,381	0.42	5.12	0.42	5.12
1.00	5.10	124,159	0.57	4.99	0.57	4.99
1.00	4.84	104,133	0.82	4.73	0.82	4.73

57

TREASURY INSTRUMENTS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.05	(0.05)
2000 - ILA Administration units	1.00	0.05	(0.05)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.04	(0.04)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

58

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.59%	$203,239	0.43%	3.49%	0.47%	3.45%
1.00	3.43	18,842	0.58	3.23	0.62	3.19
1.00	3.18	247,064	0.83	2.67	0.87	2.63
1.00	3.00	20,312	1.00	2.63	1.47	2.16

1.00	5.62	201,088	0.43	5.49	0.45	5.47
1.00	5.46	21,875	0.58	5.20	0.60	5.18
1.00	5.20	104,076	0.83	4.96	0.85	4.94
1.00	2.21	11,577	1.00 (c)	5.22 (c)	1.45 (c)	4.77 (c)

1.00	4.38	224,609	0.43	4.29	0.43	4.29
1.00	4.22	32,162	0.58	4.09	0.58	4.09
1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70
1.00	4.80	131,685	0.45	4.68	0.58	4.55
1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82
1.00	5.01	98,667	0.37	4.88	0.57	4.68
1.00	4.75	295,404	0.62	4.63	0.82	4.43

59

GOVERNMENT PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.69%	$124,757	0.43%	3.61%	0.49%	3.55%
1.00	3.53	6,027	0.58	2.84	0.64	2.78
1.00	3.28	57,800	0.83	3.15	0.89	3.09
1.00	3.10	22,106	1.00	3.24	1.49	2.75

1.00	6.05	126,034	0.43	5.84	0.48	5.79
1.00	5.89	562	0.58	5.57	0.63	5.52
1.00	5.63	50,733	0.83	5.42	0.88	5.37
1.00	5.50	44,533	1.00	5.60	1.48	5.12

1.00	4.77	205,244	0.43	4.64	0.45	4.62
1.00	4.61	3,265	0.58	4.42	0.60	4.40
1.00	4.35	79,847	0.83	4.24	0.85	4.22
1.00	4.18	153	1.00	4.68	1.45	4.23

1.00	5.21	383,243	0.43	5.09	0.45	5.07
1.00	5.05	7,692	0.58	4.94	0.60	4.92
1.00	4.79	105,732	0.83	4.67	0.85	4.65
1.00	4.57 (c)	2	0.93 (c)	4.60 (c)	1.45 (c)	4.08 (c)

1.00	5.31	460,457	0.42	5.16	0.42	5.16
1.00	5.15	10,192	0.57	4.98	0.57	4.98
1.00	4.89	83,799	0.82	4.78	0.82	4.78

61

FEDERAL PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management Shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

62

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.90%	$3,095,942	0.41%	3.96%	0.41%	3.96%
1.00	3.74	1,044,722	0.56	3.45	0.56	3.45
1.00	3.48	291,750	0.81	3.38	0.81	3.38
1.00	3.31	1,176,092	0.98	3.23	1.41	2.80

1.00	6.03	4,221,684	0.40	5.90	0.40	5.90
1.00	5.87	620,138	0.55	6.01	0.55	6.01
1.00	5.61	278,002	0.80	5.48	0.80	5.48
1.00	2.36	778,826	1.00 (c)	5.59 (c)	1.43 (c)	5.16 (c)

1.00	4.81	3,171,330	0.41	4.72	0.41	4.72
1.00	4.66	836	0.56	4.46	0.56	4.46
1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02
1.00	5.09	508,297	0.49	4.97	0.57	4.89
1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12
1.00	5.24	530,001	0.42	5.11	0.56	4.97
1.00	4.98	34,540	0.67	4.83	0.81	4.69

63

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.04	(0.04)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units	1.00	0.03	(0.03)

See page 68 for all footnotes.

64

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	2.44%	$1,339,898	0.40%	2.43%	0.41%	2.42%
1.00	2.28	357,182	0.55	2.03	0.56	2.02
1.00	2.03	74,461	0.80	1.83	0.81	1.82
1.00	1.85	290,372	0.97	1.82	1.41	1.38

1.00	3.74	1,732,707	0.41	3.67	0.42	3.66
1.00	3.58	130,767	0.56	3.64	0.57	3.63
1.00	3.33	51,389	0.81	3.26	0.82	3.25
1.00	3.19	227,089	0.98	3.32	1.42	2.88

1.00	2.89	1,734,623	0.42	2.85	0.42	2.85
1.00	2.73	28,084	0.57	2.66	0.57	2.66
1.00	2.48	20,991	0.82	2.41	0.82	2.41
1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06
1.00	3.02	26,509	0.50	2.98	0.56	2.92
1.00	2.76	37,850	0.75	2.72	0.81	2.66
1.00	2.61 (c)	2	0.85 (c)	2.66 (c)	1.41 (c)	2.10 (c)

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24
1.00	3.23	27,967	0.47	3.16	0.56	3.07
1.00	2.97	30,513	0.72	2.97	0.81	2.88

65

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.01	(0.01)

2000 - ILA units	1.00	0.03	(0.03)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.02	(0.02)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.02	(0.02)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

See page 68 for all footnotes.

66

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.08%		$305,626	0.43%	2.13%	0.45%	2.11%
1.00	1.92		70,281	0.58	1.82	0.60	1.80
1.00	1.67		84	0.83	1.84	0.85	1.82
1.00	1.50		62,986	1.00	1.53	1.45	1.08

1.00	3.17		650,980	0.42	3.08	0.43	3.07
1.00	3.02		27,490	0.56	2.99	0.57	2.98
1.00	2.76		63	0.82	2.22	0.83	2.21
1.00	2.63		71,162	0.98	2.74	1.42	2.30

1.00	2.60		895,469	0.42	2.58	0.42	2.58
1.00	2.45		8,910	0.57	2.38	0.57	2.38
1.00	2.19		27,229	0.82	2.39	0.82	2.39
1.00	2.02		1	0.99	2.15	1.42	1.72

1.00	2.84		584,615	0.41	2.79	0.41	2.79
1.00	2.68		512	0.56	2.84	0.56	2.84
1.00	2.43		2	0.81	2.48	0.81	2.48
1.00	2.25	(c)	2	0.91 (c)	2.37 (c)	1.41 (c)	1.87 (c)

1.00	3.15		591,003	0.42	3.10	0.42	3.10
1.00	3.00		360	0.57	2.98	0.57	2.98
1.00	2.87	(c)	2	0.82 (c)	2.90 (c)	0.82 (c)	2.90 (c)

67

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

Footnotes:

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.
(c)	Annualized.

68

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.23%		$122,610	0.43%	2.27%	0.47%	2.23%
1.00	2.07		116,028	0.58	2.04	0.62	2.00
1.00	1.81		315	0.83	2.08	0.87	2.04
1.00	1.64		42,440	1.00	1.50	1.47	1.03

1.00	3.57		176,618	0.43	3.51	0.47	3.47

1.00	3.41		82,019	0.58	3.44	0.62	3.40

1.00	3.15		303	0.83	3.33	0.87	3.29

1.00	3.02		13,758	1.00	3.15	1.47	2.68

1.00	2.76		160,301	0.43	2.73	0.44	2.72

1.00	2.60		37,836	0.58	2.61	0.59	2.60

1.00	2.35		2	0.83	2.29	0.84	2.28

1.00	2.17		2	1.00	2.34	1.44	1.90

1.00	3.02		122,550	0.36	2.96	0.51	2.81

1.00	2.87		21,580	0.51	2.85	0.66	2.70

1.00	2.61		2	0.76	2.61	0.91	2.46

1.00	2.46	(c)	1	0.86 (c)	2.56 (c)	1.51 (c)	1.91 (c)

1.00	3.29		102,887	0.33	3.24	0.43	3.14

1.00	3.14		31,993	0.48	3.09	0.58	2.99

1.00	3.02	(c)	2	0.73 (c)	3.04 (c)	0.83 (c)	2.94 (c)

69

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

24 Fund Fees and Expenses

28 Service Providers

30 Dividends

31 Shareholder Guide
31	How to Buy Shares
35	How to Sell Shares

40 Taxation

41 Appendix A Additional Information On Portfolio Risks, Securities And Techniques

52 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Service Units)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

ILAPROSVCMM

Prospectus

ILA Administration (“Units” or “Shares”)

May 1, 2002

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■	Prime Obligations Portfolio
■	Money Market Portfolio
■	Treasury Obligations Portfolio
■	Treasury Instruments Portfolio
■	Government Portfolio
■	Federal Portfolio
■	Tax-Exempt Diversified Portfolio
■	Tax-Exempt California Portfolio
■	Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•
Interest Rate	•	•	•	•
Credit/ Default	•	•	•	•
Liquidity	•	•	•	•
U.S. Government Securities	•	•	—	—
Concentration	—	—	—	—
Foreign	—	•	—	—
Banking Industry	—	•	—	—
Tax	—	—	—	—
California/ New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•
•	•	•	•	•
•	•	•	•	•
•	•	•	•	•
•	•	—	—	—
—	—	•	•	•
—	—	—	—	—
—	—	—	—	—
—	—	•	•	•
—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

12

PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Administration Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.54% Worst Quarter* Q4 ’01 0.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/5/90)	3.63%	4.94%	4.57%	4.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.55% Worst Quarter* Q4 ’01 0.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/12/90)	3.87%	5.02%	4.63%	4.91%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.50% Worst Quarter* Q4 ’01 0.46%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/12/90)	3.46%	4.76%	4.43%	4.70%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.44% Worst Quarter* Q4 ’01 0.48%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 7/24/91)	3.43%	4.59%	4.34%	4.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.53% Worst Quarter* Q4 ’01 0.44%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/1/90)	3.53%	4.84%	4.49%	4.77%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.52% Worst Quarter* Q4 ’01 0.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 9/20/90)	3.74%	4.92%	4.56%	4.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.95% Worst Quarter* Q4 ’01 0.35%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/12/90)	2.28%	2.97%	2.88%	3.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’95 0.92% Worst Quarter* Q4 ’01 0.30%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 12/3/90)	1.92%	2.61%	2.61%	2.73%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.90% Worst Quarter* Q4 ’01 0.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 2/15/91)	2.07%	2.82%	2.73%	2.83%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Administration Shares of a Fund.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.35%	0.35%	0.35%
Other Expenses	0.23%	0.21%	0.24%
Administration Fees[2]	0.15%	0.15%	0.15%
All Other Expenses[3]	0.08%	0.06%	0.09%

Total Fund Operating Expenses*[4]	0.58%	0.56%	0.59%

See page 26 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%	0.35%	0.35%
Other Expenses	0.23%	0.21%	0.23%
Administration Fees[2]	0.15%	0.15%	0.15%
All Other Expenses[3]	0.08%	0.06%	0.08%

Total Fund Operating Expenses (after current expense limitations)[4]	0.58%	0.56%	0.58%

24

FUND FEES AND EXPENSES

Treasury					Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government		Federal		Diversified	California	New York
Portfolio	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio

None	None		None		None	None	None
None	None		None		None	None	None
None	None		None		None	None	None
None	None		None		None	None	None
None	None		None		None	None	None

0.35%	0.35%		0.35%		0.35%	0.35%	0.35%
0.27%	0.29%		0.21%		0.21%	0.25%	0.27%
0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
0.12%		0.14%		0.06%	0.06%	0.10%	0.12%

0.62%	0.64%		0.56%		0.56%	0.60%	0.62%

Treasury					Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government		Federal		Diversified	California	New York
Portfolio	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio

0.35%	0.35%		0.35%		0.35%	0.35%	0.35%
0.23%	0.23%		0.21%		0.20%	0.23%	0.23%
0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
0.08%		0.08%		0.06%	0.05%	0.08%	0.08%

0.58%	0.58%		0.56%		0.55%	0.58%	0.58%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Administration Shares plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding administration fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$59	$186	$324	$726

Money Market	$57	$179	$313	$701

Treasury Obligations	$60	$189	$329	$738

Treasury Instruments	$63	$199	$346	$774

Government	$65	$205	$357	$798

Federal	$57	$179	$313	$701

Tax-Exempt Diversified	$57	$179	$313	$701

Tax-Exempt California	$61	$192	$335	$750

Tax-Exempt New York	$63	$199	$346	$774

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

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SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Funds?
Generally, Administration Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

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Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business

32

SHAREHOLDER GUIDE

day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization, up to 0.10% of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

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What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

34

SHAREHOLDER GUIDE

normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Funds?
Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

35

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Administration Shares from its account by check.

36

SHAREHOLDER GUIDE

The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Administration Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Administration Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Administration Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

37

■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Administration Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund.

The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount you want to be exchanged
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

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SHAREHOLDER GUIDE

■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

40

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

41

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

42

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

43

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

44

APPENDIX A

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

45

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

46

APPENDIX A

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

47

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

48

APPENDIX A

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

49

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California, its public authorities and political subdivisions. After several years of very strong growth, the California economy fell into a mild recession in mid-2001, which was exacerbated by the effects of the September 11 terrorist attacks. The recession has been felt most strongly in the San Francisco Bay Area, the focus of the high technology sector, which has been suffering a cyclical slowdown. The recession, coupled with the severe drop in stock market levels since 2000, which has greatly cut revenues from capital gains and stock options, has resulted in a sharp drop in state revenues in fiscal year 2001-02, leading the state to face a multi-billion dollar budget gap. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The impact of the recent downturn in the U.S. economy on issuers in New York City and New York State has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s

50

APPENDIX A

investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2002 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

51

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent accountants.

PRIME OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - ILA B units	1.00	0.03	(0.03)
2001 - ILA C units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - ILA B units	1.00	0.05	(0.05)
2000 - ILA C units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - ILA B units	1.00	0.04	(0.04)
1999 - ILA C units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - ILA B units	1.00	0.04	(0.04)
1998 - ILA C units	1.00	0.04	(0.04)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)
1997 - ILA B units	1.00	0.04	(0.04)
1997 - ILA C units (commenced August 15)	1.00	0.04	(0.04)

See page 68 for all footnotes.

52

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	3.79%		$443,213	0.43%	3.70%	0.43%	3.70%
1.00	3.63		123,869	0.58	3.38	0.58	3.38
1.00	3.38		152,735	0.83	3.25	0.83	3.25
1.00	2.76		32,731	1.43	2.51	1.43	2.51
1.00	2.76		15,396	1.43	2.56	1.43	2.56
1.00	3.20		24,547	1.00	3.34	1.43	2.91

1.00	6.14		584,448	0.43	5.94	0.43	5.94
1.00	5.98		71,230	0.58	5.87	0.58	5.87
1.00	5.72		170,446	0.83	5.63	0.83	5.63
1.00	5.09		20,333	1.43	4.97	1.43	4.97
1.00	5.09		10,806	1.43	5.02	1.43	5.02
1.00	5.54		39,081	1.00	5.46	1.43	5.03

1.00	4.90		1,095,109	0.43	4.79	0.43	4.79
1.00	4.74		40,850	0.58	4.65	0.58	4.65
1.00	4.48		92,975	0.83	4.33	0.83	4.33
1.00	3.86		19,444	1.43	3.83	1.43	3.83
1.00	3.86		7,436	1.43	3.76	1.43	3.76
1.00	4.30		1	1.00	4.44	1.43	4.01

1.00	5.32		837,185	0.43	5.19	0.43	5.19
1.00	5.16		38,836	0.58	5.05	0.58	5.05
1.00	4.90		119,309	0.83	4.79	0.83	4.79
1.00	4.27		14,412	1.43	4.07	1.43	4.07
1.00	4.27		6,814	1.43	4.13	1.43	4.13
1.00	4.69	(c)	2	0.93 (c)	4.81 (c)	1.43 (c)	4.31 (c)

1.00	5.38		866,445	0.42	5.24	0.43	5.23
1.00	5.22		28,110	0.57	5.11	0.58	5.10
1.00	4.96		78,316	0.82	4.85	0.83	4.84
1.00	4.33		1,574	1.42	4.33	1.43	4.32
1.00	4.41	(c)	1,897	1.42 (c)	4.39 (c)	1.43 (c)	4.38 (c)

53

MONEY MARKET PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.04	(0.04)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - Cash Management shares	1.00	0.06	(0.06)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

54

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	4.02%	$1,156,176	0.41%	4.13%	0.41%	4.13%
1.00	3.87	394,078	0.56	3.73	0.56	3.73
1.00	3.61	312,776	0.81	3.55	0.81	3.55
1.00	3.43	419,362	0.98	3.33	1.41	2.90

1.00	6.18	1,753,668	0.41	6.05	0.41	6.05
1.00	6.02	321,440	0.56	6.12	0.56	6.12
1.00	5.76	346,427	0.81	5.63	0.81	5.63
1.00	5.60	315,194	0.98	5.72	1.41	5.29

1.00	4.92	1,346,765	0.41	4.80	0.41	4.80
1.00	4.76	6,961	0.56	4.64	0.56	4.64
1.00	4.50	383,932	0.81	4.42	0.81	4.42
1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14
1.00	5.17	314,327	0.55	5.04	0.58	5.01
1.00	4.91	32,349	0.80	4.79	0.83	4.76
1.00	4.69 (c)	2	0.90 (c)	4.80 (c)	1.43 (c)	4.27 (c)

1.00	5.43	806,096	0.37	5.31	0.42	5.26
1.00	5.28	307,480	0.52	5.15	0.57	5.10
1.00	5.01	20,517	0.77	4.90	0.82	4.85

55

TREASURY OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.61%	$423,561	0.43%	3.43%	0.44%	3.42%
1.00	3.46	16,595	0.58	3.39	0.59	3.38
1.00	3.20	1,379,621	0.83	2.70	0.84	2.69
1.00	3.03	2,532	1.00	3.09	1.44	2.65

1.00	5.95	$384,023	0.42	5.77	0.42	5.77
1.00	5.79	15,095	0.57	5.51	0.57	5.51
1.00	5.52	493,259	0.82	5.49	0.82	5.49
1.00	2.33	2,598	0.99 (c)	5.53 (c)	1.42 (c)	5.10 (c)

1.00	4.63	404,299	0.42	4.50	0.42	4.50
1.00	4.48	42,334	0.57	4.35	0.57	4.35
1.00	4.22	264,787	0.82	4.19	0.82	4.19

1.00	5.15	734,553	0.42	4.96	0.43	4.95
1.00	4.99	80,464	0.57	4.88	0.58	4.87
1.00	4.73	35,432	0.82	4.67	0.83	4.66

1.00	5.26	590,381	0.42	5.12	0.42	5.12
1.00	5.10	124,159	0.57	4.99	0.57	4.99
1.00	4.84	104,133	0.82	4.73	0.82	4.73

57

TREASURY INSTRUMENTS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.05	(0.05)
2000 - ILA Administration units	1.00	0.05	(0.05)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.04	(0.04)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

58

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.59%	$203,239	0.43%	3.49%	0.47%	3.45%
1.00	3.43	18,842	0.58	3.23	0.62	3.19
1.00	3.18	247,064	0.83	2.67	0.87	2.63
1.00	3.00	20,312	1.00	2.63	1.47	2.16

1.00	5.62	201,088	0.43	5.49	0.45	5.47
1.00	5.46	21,875	0.58	5.20	0.60	5.18
1.00	5.20	104,076	0.83	4.96	0.85	4.94
1.00	2.21	11,577	1.00 (c)	5.22 (c)	1.45 (c)	4.77 (c)

1.00	4.38	224,609	0.43	4.29	0.43	4.29
1.00	4.22	32,162	0.58	4.09	0.58	4.09
1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70
1.00	4.80	131,685	0.45	4.68	0.58	4.55
1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82
1.00	5.01	98,667	0.37	4.88	0.57	4.68
1.00	4.75	295,404	0.62	4.63	0.82	4.43

59

GOVERNMENT PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.69%	$124,757	0.43%	3.61%	0.49%	3.55%
1.00	3.53	6,027	0.58	2.84	0.64	2.78
1.00	3.28	57,800	0.83	3.15	0.89	3.09
1.00	3.10	22,106	1.00	3.24	1.49	2.75

1.00	6.05	126,034	0.43	5.84	0.48	5.79
1.00	5.89	562	0.58	5.57	0.63	5.52
1.00	5.63	50,733	0.83	5.42	0.88	5.37
1.00	5.50	44,533	1.00	5.60	1.48	5.12

1.00	4.77	205,244	0.43	4.64	0.45	4.62
1.00	4.61	3,265	0.58	4.42	0.60	4.40
1.00	4.35	79,847	0.83	4.24	0.85	4.22
1.00	4.18	153	1.00	4.68	1.45	4.23

1.00	5.21	383,243	0.43	5.09	0.45	5.07
1.00	5.05	7,692	0.58	4.94	0.60	4.92
1.00	4.79	105,732	0.83	4.67	0.85	4.65
1.00	4.57 (c)	2	0.93 (c)	4.60 (c)	1.45 (c)	4.08 (c)

1.00	5.31	460,457	0.42	5.16	0.42	5.16
1.00	5.15	10,192	0.57	4.98	0.57	4.98
1.00	4.89	83,799	0.82	4.78	0.82	4.78

61

FEDERAL PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management Shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

62

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.90%	$3,095,942	0.41%	3.96%	0.41%	3.96%
1.00	3.74	1,044,722	0.56	3.45	0.56	3.45
1.00	3.48	291,750	0.81	3.38	0.81	3.38
1.00	3.31	1,176,092	0.98	3.23	1.41	2.80

1.00	6.03	4,221,684	0.40	5.90	0.40	5.90
1.00	5.87	620,138	0.55	6.01	0.55	6.01
1.00	5.61	278,002	0.80	5.48	0.80	5.48
1.00	2.36	778,826	1.00 (c)	5.59 (c)	1.43 (c)	5.16 (c)

1.00	4.81	3,171,330	0.41	4.72	0.41	4.72
1.00	4.66	836	0.56	4.46	0.56	4.46
1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02
1.00	5.09	508,297	0.49	4.97	0.57	4.89
1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12
1.00	5.24	530,001	0.42	5.11	0.56	4.97
1.00	4.98	34,540	0.67	4.83	0.81	4.69

63

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.04	(0.04)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units	1.00	0.03	(0.03)

See page 68 for all footnotes.

64

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	2.44%	$1,339,898	0.40%	2.43%	0.41%	2.42%
1.00	2.28	357,182	0.55	2.03	0.56	2.02
1.00	2.03	74,461	0.80	1.83	0.81	1.82
1.00	1.85	290,372	0.97	1.82	1.41	1.38

1.00	3.74	1,732,707	0.41	3.67	0.42	3.66
1.00	3.58	130,767	0.56	3.64	0.57	3.63
1.00	3.33	51,389	0.81	3.26	0.82	3.25
1.00	3.19	227,089	0.98	3.32	1.42	2.88

1.00	2.89	1,734,623	0.42	2.85	0.42	2.85
1.00	2.73	28,084	0.57	2.66	0.57	2.66
1.00	2.48	20,991	0.82	2.41	0.82	2.41
1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06
1.00	3.02	26,509	0.50	2.98	0.56	2.92
1.00	2.76	37,850	0.75	2.72	0.81	2.66
1.00	2.61 (c)	2	0.85 (c)	2.66 (c)	1.41 (c)	2.10 (c)

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24
1.00	3.23	27,967	0.47	3.16	0.56	3.07
1.00	2.97	30,513	0.72	2.97	0.81	2.88

65

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.01	(0.01)

2000 - ILA units	1.00	0.03	(0.03)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.02	(0.02)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.02	(0.02)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

See page 68 for all footnotes.

66

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.08%		$305,626	0.43%	2.13%	0.45%	2.11%
1.00	1.92		70,281	0.58	1.82	0.60	1.80
1.00	1.67		84	0.83	1.84	0.85	1.82
1.00	1.50		62,986	1.00	1.53	1.45	1.08

1.00	3.17		650,980	0.42	3.08	0.43	3.07
1.00	3.02		27,490	0.56	2.99	0.57	2.98
1.00	2.76		63	0.82	2.22	0.83	2.21
1.00	2.63		71,162	0.98	2.74	1.42	2.30

1.00	2.60		895,469	0.42	2.58	0.42	2.58
1.00	2.45		8,910	0.57	2.38	0.57	2.38
1.00	2.19		27,229	0.82	2.39	0.82	2.39
1.00	2.02		1	0.99	2.15	1.42	1.72

1.00	2.84		584,615	0.41	2.79	0.41	2.79
1.00	2.68		512	0.56	2.84	0.56	2.84
1.00	2.43		2	0.81	2.48	0.81	2.48
1.00	2.25	(c)	2	0.91 (c)	2.37 (c)	1.41 (c)	1.87 (c)

1.00	3.15		591,003	0.42	3.10	0.42	3.10
1.00	3.00		360	0.57	2.98	0.57	2.98
1.00	2.87	(c)	2	0.82 (c)	2.90 (c)	0.82 (c)	2.90 (c)

67

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

Footnotes:

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.
(c)	Annualized.

68

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.23%		$122,610	0.43%	2.27%	0.47%	2.23%
1.00	2.07		116,028	0.58	2.04	0.62	2.00
1.00	1.81		315	0.83	2.08	0.87	2.04
1.00	1.64		42,440	1.00	1.50	1.47	1.03

1.00	3.57		176,618	0.43	3.51	0.47	3.47

1.00	3.41		82,019	0.58	3.44	0.62	3.40

1.00	3.15		303	0.83	3.33	0.87	3.29

1.00	3.02		13,758	1.00	3.15	1.47	2.68

1.00	2.76		160,301	0.43	2.73	0.44	2.72

1.00	2.60		37,836	0.58	2.61	0.59	2.60

1.00	2.35		2	0.83	2.29	0.84	2.28

1.00	2.17		2	1.00	2.34	1.44	1.90

1.00	3.02		122,550	0.36	2.96	0.51	2.81

1.00	2.87		21,580	0.51	2.85	0.66	2.70

1.00	2.61		2	0.76	2.61	0.91	2.46

1.00	2.46	(c)	1	0.86 (c)	2.56 (c)	1.51 (c)	1.91 (c)

1.00	3.29		102,887	0.33	3.24	0.43	3.14

1.00	3.14		31,993	0.48	3.09	0.58	2.99

1.00	3.02	(c)	2	0.73 (c)	3.04 (c)	0.83 (c)	2.94 (c)

69

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Index

1	General Investment Management Approach

5	Fund Investment Objectives and Strategies

10	Principal Risks of the Funds

14	Fund Performance

24	Fund Fees and Expenses

28	Service Providers

30	Dividends

31	Shareholder Guide
	31	How to Buy Shares
	35	How to Sell Shares

40	Taxation

41	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

52	Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Administration Units)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

ILAPROADMM

Prospectus

ILA Cash Management Shares

May 1, 2002

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■	Prime Obligations Portfolio

■	Money Market Portfolio

■	Treasury Obligations Portfolio

■	Treasury Instruments Portfolio

■	Government Portfolio

■	Federal Portfolio

■	Tax-Exempt Diversified Portfolio

■	Tax-Exempt California Portfolio

■	Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks [3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).

[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at	■	■	■
	least 80% of net assets in California obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at	■	■	■
	least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•
Interest Rate	•	•	•	•
Credit/ Default	•	•	•	•
Liquidity	•	•	•	•
U.S. Government Securities	•	•	—	—
Concentration	—	—	—	—
Foreign	—	•	—	—
Banking Industry	—	•	—	—
Tax	—	—	—	—
California/ New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

12

PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s ILA Cash Management Shares from year to year; and (b) the average annual total returns of a Fund’s ILA Cash Management Shares. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling
1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.43% Worst Quarter* Q4 ’01 0.39%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	3.20%	4.41%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.45% Worst Quarter* Q4 ’01 0.47%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	3.43%	4.50%

*	Please note that “Best Quarter and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.40% Worst Quarter* Q4 ’01 0.35%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	3.03%	3.79%

*	Please note that “Best Quarter and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.17% Worst Quarter* Q4 ’01 0.38%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	3.00%	3.69%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.42% Worst Quarter* Q4 ’01 0.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	3.10%	4.32%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.91% Worst Quarter* Q4 ’01 0.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	3.31%	4.02%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.86% Worst Quarter* Q4 ’01 0.24%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	1.85%	2.48%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.76% Worst Quarter* Q4 ’01 0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	1.50%	2.08%

*	Please note that “Best Quarter and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.83% Worst Quarter* Q4 ’01 0.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	1.64%	2.31%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees[2]	0.50%	0.50%	0.50%
Service Fees[3]	0.50%	0.50%	0.50%
Other Expenses[4]	0.08%	0.06%	0.09%

Total Fund Operating Expenses*[5]	1.43%	1.41%	1.44%

See page 26 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the expense limitation described in footnote 5, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees[2]	0.07%	0.07%	0.07%
Service Fees[3]	0.50%	0.50%	0.50%
Other Expenses[4]	0.08%	0.06%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)[5]	1.00%	0.98%	1.00%

24

FUND FEES AND EXPENSES

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

None	None	None	None	None	None
None	None	None	None	None	None

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.12%	0.14%	0.06%	0.06%	0.10%	0.12%

1.47%	1.49%	1.41%	1.41%	1.45%	1.47%

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.08%	0.08%	0.06%	0.05%	0.08%	0.08%

1.00%	1.00%	0.98%	0.97%	1.00%	1.00%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	Goldman Sachs has voluntarily agreed to limit a portion of the distribution fees attributable to Cash Management Shares of each Fund equal to 0.07%. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution fees attributable to Cash Management Shares of each Fund will increase to 0.50% of each Fund’s average daily net assets.
[3]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Cash Management Shares plus all other ordinary expenses not detailed above.
[5]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding taxes, interest, brokerage fees, litigation, indemnification, distribution fees, service fees and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Management Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$146	$452	$782	$1,713

Money Market	$144	$446	$771	$1,691

Treasury Obligations	$145	$449	$776	$1,702

Treasury Instruments	$150	$465	$803	$1,757

Government	$152	$471	$813	$1,779

Federal	$144	$446	$771	$1,691

Tax-Exempt Diversified	$144	$446	$771	$1,691

Tax-Exempt California	$148	$459	$792	$1,735

Tax-Exempt New York	$150	$465	$803	$1,757

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Cash Management Shares may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

28

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Cash Management Shares.

HOW TO BUY SHARES

How Can I Purchase Cash Management Shares Of The Funds?
Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust, the “Trust,” may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

31

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds – (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Cash Management Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures

32

SHAREHOLDER GUIDE

■	Developing, maintaining and supporting systems necessary to support accounts for cash management services

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Cash Management Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Management Shares, and may establish other requirements such as a minimum account balance.

33

A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Cash Management Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

34

SHAREHOLDER GUIDE

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Cash Management Shares Of The Funds?
Generally, Cash Management Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and

35

signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

36

SHAREHOLDER GUIDE

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Cash Management Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established

37

brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your Cash Management Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Cash Management Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

38

SHAREHOLDER GUIDE

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

What Are The Distribution Fees Paid By Cash Management Shares?
The Trust has adopted a distribution plan (the “Plan”) under which Cash Management Shares bear distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

39

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund’s average daily net assets attributed to Cash Management Shares. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Service Organizations;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

40

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

41

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

42

APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

43

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

44

APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

45

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

46

APPENDIX A

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

47

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

48

APPENDIX A

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

49

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

50

APPENDIX A

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California, its public authorities and political subdivisions. After several years of very strong growth, the California economy fell into a mild recession in mid-2001, which was exacerbated by the effects of the September 11 terrorist attacks. The recession has been felt most strongly in the San Francisco Bay Area, the focus of the high technology sector, which has been suffering a cyclical slowdown. The recession, coupled with the severe drop in stock market levels since 2000, which has greatly cut revenues from capital gains and stock options, has resulted in a sharp drop in state revenues in fiscal year 2001-02, leading the state to face a multi-billion dollar budget gap. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The impact of the recent downturn in the U.S. economy on issuers in New York City and New York State has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s

51

investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2002 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

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53

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent accountants.

PRIME OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - ILA B units	1.00	0.03	(0.03)
2001 - ILA C units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - ILA B units	1.00	0.05	(0.05)
2000 - ILA C units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - ILA B units	1.00	0.04	(0.04)
1999 - ILA C units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - ILA B units	1.00	0.04	(0.04)
1998 - ILA C units	1.00	0.04	(0.04)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)
1997 - ILA B units	1.00	0.04	(0.04)
1997 - ILA C units (commenced August 15)	1.00	0.04	(0.04)

See page 70 for all footnotes.

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APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	3.79%		$443,213	0.43%	3.70%	0.43%	3.70%
1.00	3.63		123,869	0.58	3.38	0.58	3.38
1.00	3.38		152,735	0.83	3.25	0.83	3.25
1.00	2.76		32,731	1.43	2.51	1.43	2.51
1.00	2.76		15,396	1.43	2.56	1.43	2.56
1.00	3.20		24,547	1.00	3.34	1.43	2.91

1.00	6.14		584,448	0.43	5.94	0.43	5.94
1.00	5.98		71,230	0.58	5.87	0.58	5.87
1.00	5.72		170,446	0.83	5.63	0.83	5.63
1.00	5.09		20,333	1.43	4.97	1.43	4.97
1.00	5.09		10,806	1.43	5.02	1.43	5.02
1.00	5.54		39,081	1.00	5.46	1.43	5.03

1.00	4.90		1,095,109	0.43	4.79	0.43	4.79
1.00	4.74		40,850	0.58	4.65	0.58	4.65
1.00	4.48		92,975	0.83	4.33	0.83	4.33
1.00	3.86		19,444	1.43	3.83	1.43	3.83
1.00	3.86		7,436	1.43	3.76	1.43	3.76
1.00	4.30		1	1.00	4.44	1.43	4.01

1.00	5.32		837,185	0.43	5.19	0.43	5.19
1.00	5.16		38,836	0.58	5.05	0.58	5.05
1.00	4.90		119,309	0.83	4.79	0.83	4.79
1.00	4.27		14,412	1.43	4.07	1.43	4.07
1.00	4.27		6,814	1.43	4.13	1.43	4.13
1.00	4.69	(c)	2	0.93 (c)	4.81 (c)	1.43 (c)	4.31 (c)

1.00	5.38		866,445	0.42	5.24	0.43	5.23
1.00	5.22		28,110	0.57	5.11	0.58	5.10
1.00	4.96		78,316	0.82	4.85	0.83	4.84
1.00	4.33		1,574	1.42	4.33	1.43	4.32
1.00	4.41	(c)	1,897	1.42 (c)	4.39 (c)	1.43 (c)	4.38 (c)

55

MONEY MARKET PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.04	(0.04)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - Cash Management shares	1.00	0.06	(0.06)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 70 for all footnotes.

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	4.02%	$1,156,176	0.41%	4.13%	0.41%	4.13%
1.00	3.87	394,078	0.56	3.73	0.56	3.73
1.00	3.61	312,776	0.81	3.55	0.81	3.55
1.00	3.43	419,362	0.98	3.33	1.41	2.90

1.00	6.18	1,753,668	0.41	6.05	0.41	6.05
1.00	6.02	321,440	0.56	6.12	0.56	6.12
1.00	5.76	346,427	0.81	5.63	0.81	5.63
1.00	5.60	315,194	0.98	5.72	1.41	5.29

1.00	4.92	1,346,765	0.41	4.80	0.41	4.80
1.00	4.76	6,961	0.56	4.64	0.56	4.64
1.00	4.50	383,932	0.81	4.42	0.81	4.42
1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14
1.00	5.17	314,327	0.55	5.04	0.58	5.01
1.00	4.91	32,349	0.80	4.79	0.83	4.76
1.00	4.69 (c)	2	0.90 (c)	4.80 (c)	1.43 (c)	4.27 (c)

1.00	5.43	806,096	0.37	5.31	0.42	5.26
1.00	5.28	307,480	0.52	5.15	0.57	5.10
1.00	5.01	20,517	0.77	4.90	0.82	4.85

57

TREASURY OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 70 for all footnotes.

58

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.61%	$423,561	0.43%	3.43%	0.44%	3.42%
1.00	3.46	16,595	0.58	3.39	0.59	3.38
1.00	3.20	1,379,621	0.83	2.70	0.84	2.69
1.00	3.03	2,532	1.00	3.09	1.44	2.65

1.00	5.95	$384,023	0.42	5.77	0.42	5.77
1.00	5.79	15,095	0.57	5.51	0.57	5.51
1.00	5.52	493,259	0.82	5.49	0.82	5.49
1.00	2.33	2,598	0.99 (c)	5.53 (c)	1.42 (c)	5.10 (c)

1.00	4.63	404,299	0.42	4.50	0.42	4.50
1.00	4.48	42,334	0.57	4.35	0.57	4.35
1.00	4.22	264,787	0.82	4.19	0.82	4.19

1.00	5.15	734,553	0.42	4.96	0.43	4.95
1.00	4.99	80,464	0.57	4.88	0.58	4.87
1.00	4.73	35,432	0.82	4.67	0.83	4.66

1.00	5.26	590,381	0.42	5.12	0.42	5.12
1.00	5.10	124,159	0.57	4.99	0.57	4.99
1.00	4.84	104,133	0.82	4.73	0.82	4.73

59

TREASURY INSTRUMENTS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.05	(0.05)
2000 - ILA Administration units	1.00	0.05	(0.05)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.04	(0.04)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 70 for all footnotes.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.59%	$203,239	0.43%	3.49%	0.47%	3.45%
1.00	3.43	18,842	0.58	3.23	0.62	3.19
1.00	3.18	247,064	0.83	2.67	0.87	2.63
1.00	3.00	20,312	1.00	2.63	1.47	2.16

1.00	5.62	201,088	0.43	5.49	0.45	5.47
1.00	5.46	21,875	0.58	5.20	0.60	5.18
1.00	5.20	104,076	0.83	4.96	0.85	4.94
1.00	2.21	11,577	1.00 (c)	5.22 (c)	1.45 (c)	4.77 (c)

1.00	4.38	224,609	0.43	4.29	0.43	4.29
1.00	4.22	32,162	0.58	4.09	0.58	4.09
1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70
1.00	4.80	131,685	0.45	4.68	0.58	4.55
1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82
1.00	5.01	98,667	0.37	4.88	0.57	4.68
1.00	4.75	295,404	0.62	4.63	0.82	4.43

61

GOVERNMENT PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 70 for all footnotes.

62

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.69%	$124,757	0.43%	3.61%	0.49%	3.55%
1.00	3.53	6,027	0.58	2.84	0.64	2.78
1.00	3.28	57,800	0.83	3.15	0.89	3.09
1.00	3.10	22,106	1.00	3.24	1.49	2.75

1.00	6.05	126,034	0.43	5.84	0.48	5.79
1.00	5.89	562	0.58	5.57	0.63	5.52
1.00	5.63	50,733	0.83	5.42	0.88	5.37
1.00	5.50	44,533	1.00	5.60	1.48	5.12

1.00	4.77	205,244	0.43	4.64	0.45	4.62
1.00	4.61	3,265	0.58	4.42	0.60	4.40
1.00	4.35	79,847	0.83	4.24	0.85	4.22
1.00	4.18	153	1.00	4.68	1.45	4.23

1.00	5.21	383,243	0.43	5.09	0.45	5.07
1.00	5.05	7,692	0.58	4.94	0.60	4.92
1.00	4.79	105,732	0.83	4.67	0.85	4.65
1.00	4.57 (c)	2	0.93 (c)	4.60 (c)	1.45 (c)	4.08 (c)

1.00	5.31	460,457	0.42	5.16	0.42	5.16
1.00	5.15	10,192	0.57	4.98	0.57	4.98
1.00	4.89	83,799	0.82	4.78	0.82	4.78

63

FEDERAL PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management Shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 70 for all footnotes.

64

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.90%	$3,095,942	0.41%	3.96%	0.41%	3.96%
1.00	3.74	1,044,722	0.56	3.45	0.56	3.45
1.00	3.48	291,750	0.81	3.38	0.81	3.38
1.00	3.31	1,176,092	0.98	3.23	1.41	2.80

1.00	6.03	4,221,684	0.40	5.90	0.40	5.90
1.00	5.87	620,138	0.55	6.01	0.55	6.01
1.00	5.61	278,002	0.80	5.48	0.80	5.48
1.00	2.36	778,826	1.00 (c)	5.59 (c)	1.43 (c)	5.16 (c)

1.00	4.81	3,171,330	0.41	4.72	0.41	4.72
1.00	4.66	836	0.56	4.46	0.56	4.46
1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02
1.00	5.09	508,297	0.49	4.97	0.57	4.89
1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12
1.00	5.24	530,001	0.42	5.11	0.56	4.97
1.00	4.98	34,540	0.67	4.83	0.81	4.69

65

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.04	(0.04)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units	1.00	0.03	(0.03)

See page 70 for all footnotes.

66

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	2.44%	$1,339,898	0.40%	2.43%	0.41%	2.42%
1.00	2.28	357,182	0.55	2.03	0.56	2.02
1.00	2.03	74,461	0.80	1.83	0.81	1.82
1.00	1.85	290,372	0.97	1.82	1.41	1.38

1.00	3.74	1,732,707	0.41	3.67	0.42	3.66
1.00	3.58	130,767	0.56	3.64	0.57	3.63
1.00	3.33	51,389	0.81	3.26	0.82	3.25
1.00	3.19	227,089	0.98	3.32	1.42	2.88

1.00	2.89	1,734,623	0.42	2.85	0.42	2.85
1.00	2.73	28,084	0.57	2.66	0.57	2.66
1.00	2.48	20,991	0.82	2.41	0.82	2.41
1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06
1.00	3.02	26,509	0.50	2.98	0.56	2.92
1.00	2.76	37,850	0.75	2.72	0.81	2.66
1.00	2.61 (c)	2	0.85 (c)	2.66 (c)	1.41 (c)	2.10 (c)

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24
1.00	3.23	27,967	0.47	3.16	0.56	3.07
1.00	2.97	30,513	0.72	2.97	0.81	2.88

67

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.01	(0.01)

2000 - ILA units	1.00	0.03	(0.03)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.02	(0.02)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.02	(0.02)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

See page 70 for all footnotes.

68

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.08%		$305,626	0.43%	2.13%	0.45%	2.11%
1.00	1.92		70,281	0.58	1.82	0.60	1.80
1.00	1.67		84	0.83	1.84	0.85	1.82
1.00	1.50		62,986	1.00	1.53	1.45	1.08

1.00	3.17		650,980	0.42	3.08	0.43	3.07
1.00	3.02		27,490	0.56	2.99	0.57	2.98
1.00	2.76		63	0.82	2.22	0.83	2.21
1.00	2.63		71,162	0.98	2.74	1.42	2.30

1.00	2.60		895,469	0.42	2.58	0.42	2.58
1.00	2.45		8,910	0.57	2.38	0.57	2.38
1.00	2.19		27,229	0.82	2.39	0.82	2.39
1.00	2.02		1	0.99	2.15	1.42	1.72

1.00	2.84		584,615	0.41	2.79	0.41	2.79
1.00	2.68		512	0.56	2.84	0.56	2.84
1.00	2.43		2	0.81	2.48	0.81	2.48
1.00	2.25	(c)	2	0.91 (c)	2.37 (c)	1.41 (c)	1.87 (c)

1.00	3.15		591,003	0.42	3.10	0.42	3.10
1.00	3.00		360	0.57	2.98	0.57	2.98
1.00	2.87	(c)	2	0.82 (c)	2.90 (c)	0.82 (c)	2.90 (c)

69

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

Footnotes:

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.
(c)	Annualized.

70

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.23%		$122,610	0.43%	2.27%	0.47%	2.23%
1.00	2.07		116,028	0.58	2.04	0.62	2.00
1.00	1.81		315	0.83	2.08	0.87	2.04
1.00	1.64		42,440	1.00	1.50	1.47	1.03

1.00	3.57		176,618	0.43	3.51	0.47	3.47

1.00	3.41		82,019	0.58	3.44	0.62	3.40

1.00	3.15		303	0.83	3.33	0.87	3.29

1.00	3.02		13,758	1.00	3.15	1.47	2.68

1.00	2.76		160,301	0.43	2.73	0.44	2.72

1.00	2.60		37,836	0.58	2.61	0.59	2.60

1.00	2.35		2	0.83	2.29	0.84	2.28

1.00	2.17		2	1.00	2.34	1.44	1.90

1.00	3.02		122,550	0.36	2.96	0.51	2.81

1.00	2.87		21,580	0.51	2.85	0.66	2.70

1.00	2.61		2	0.76	2.61	0.91	2.46

1.00	2.46	(c)	1	0.86 (c)	2.56 (c)	1.51 (c)	1.91 (c)

1.00	3.29		102,887	0.33	3.24	0.43	3.14

1.00	3.14		31,993	0.48	3.09	0.58	2.99

1.00	3.02	(c)	2	0.73 (c)	3.04 (c)	0.83 (c)	2.94 (c)

71

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

24 Fund Fees and Expenses

28 Service Providers

30 Dividends

31 Shareholder Guide
31	How to Buy Shares
35	How to Sell Shares

41 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

54 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Cash Management Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

ILAPROCMS

Prospectus

ILA (“Units” or “Shares”)

May 1, 2002

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■	Prime Obligations Portfolio

■	Money Market Portfolio

■	Treasury Obligations Portfolio

■	Treasury Instruments Portfolio

■	Government Portfolio

■	Federal Portfolio

■	Tax-Exempt Diversified Portfolio

■	Tax-Exempt California Portfolio

■	Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•
Interest Rate	•	•	•	•
Credit/ Default	•	•	•	•
Liquidity	•	•	•	•
U.S. Government Securities	•	•	—	—
Concentration	—	—	—	—
Foreign	—	•	—	—
Banking Industry	—	•	—	—
Tax	—	—	—	—
California/ New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

12

PRINCIPAL RISKS OF THE FUNDS

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s ILA Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s ILA Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.58% Worst Quarter* Q4 ’01 0.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/1/81)	3.79%	5.10%	4.73%	7.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.59% Worst Quarter* Q4 ’01 0.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/1/88)	4.02%	5.17%	4.79%	5.65%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.54% Worst Quarter* Q4 ’01 0.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 12/1/81)	3.61%	4.91%	4.58%	6.41%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’01 0.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/30/91)	3.59%	4.74%	4.50%	4.61%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.56% Worst Quarter* Q4 ’01 0.48%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/1/81)	3.69%	5.00%	4.65%	6.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.56% Worst Quarter* Q4 ’01 0.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 5/22/89)	3.90%	5.07%	4.71%	5.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.98% Worst Quarter* Q4 ’01 0.39%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 3/3/83)	2.44%	3.12%	3.03%	3.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’95 0.95% Worst Quarter* Q4 ’01 0.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 10/4/88)	2.08%	2.77%	2.76%	3.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.94% Worst Quarter* Q4 ’01 0.36%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 2/15/91)	2.23%	2.97%	2.89%	2.98%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (ILA Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Shares of a Fund.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%	0.35%	0.35%
Other Expenses[2]	0.08%	0.06%	0.09%

Total Fund Operating Expenses*[3]	0.43%	0.41%	0.44%

See page 26 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%	0.35%	0.35%
Other Expenses[2]	0.08%	0.06%	0.08%

Total Fund Operating Expenses (after current expense limitations)[3]	0.43%	0.41%	0.43%

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FUND FEES AND EXPENSES

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.12%	0.14%	0.06%	0.06%	0.10%	0.12%

0.47%	0.49%	0.41%	0.41%	0.45%	0.47%

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.08%	0.08%	0.06%	0.05%	0.08%	0.08%

0.43%	0.43%	0.41%	0.40%	0.43%	0.43%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s ILA Shares plus all other ordinary expenses not detailed above.
[3]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in ILA Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$44	$138	$241	$542

Money Market	$42	$132	$230	$518

Treasury Obligations	$45	$141	$246	$555

Treasury Instruments	$48	$151	$265	$591

Government	$50	$154	$274	$616

Federal	$42	$132	$230	$518

Tax-Exempt Diversified	$42	$132	$230	$518

Tax-Exempt California	$46	$144	$252	$567

Tax-Exempt New York	$48	$151	$263	$591

Institutions that invest in ILA Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions that invest in ILA Shares may receive other compensation in connection with the sale and distribution of ILA Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

28

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ ILA Shares.

HOW TO BUY SHARES

How Can I Purchase Shares Of The Funds?
You may purchase ILA Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

You may send your payment as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, Illinois 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

31

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

Dividends begin:
If an effective order and federal funds are received:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

32

SHAREHOLDER GUIDE

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ ILA Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to ILA Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than ILA Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$50,000 (may be allocated among the Funds)

Minimum account balance	$50,000

Minimum subsequent investments	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange ILA Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

33

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell ILA Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its ILA Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you

34

SHAREHOLDER GUIDE

by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?” You may also take advantage of the check redemption privilege, described below.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

35

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on your Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received.

Taxable and Tax-Advantaged Funds (excluding Treasury Obligations Portfolio):
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Should I Know About The Check Redemption Privilege?
You may elect to have a special account with State Street for the purpose of redeeming ILA Shares from your account by check.

36

SHAREHOLDER GUIDE

The following general policies govern the check redemption privilege:

■	You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional ILA Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to you by State Street.
■	The check redemption privilege allows you to receive the dividends declared on the ILA Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the ILA Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all shareholders.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions.

37

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange ILA Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

38

SHAREHOLDER GUIDE

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Shares?
Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact the Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

39

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

40

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

41

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

42

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

43

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

44

APPENDIX A

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

45

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

46

APPENDIX A

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

47

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

48

APPENDIX A

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

49

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California, its public authorities and political subdivisions. After several years of very strong growth, the California economy fell into a mild recession in mid-2001, which was exacerbated by the effects of the September 11 terrorist attacks. The recession has been felt most strongly in the San Francisco Bay Area, the focus of the high technology sector, which has been suffering a cyclical slowdown. The recession, coupled with the severe drop in stock market levels since 2000, which has greatly cut revenues from capital gains and stock options, has resulted in a sharp drop in state revenues in fiscal year 2001-02, leading the state to face a multi-billion dollar budget gap. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The impact of the recent downturn in the U.S. economy on issuers in New York City and New York State has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s

50

APPENDIX A

investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2002 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

51

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent accountants.

PRIME OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - ILA B units	1.00	0.03	(0.03)
2001 - ILA C units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - ILA B units	1.00	0.05	(0.05)
2000 - ILA C units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - ILA B units	1.00	0.04	(0.04)
1999 - ILA C units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - ILA B units	1.00	0.04	(0.04)
1998 - ILA C units	1.00	0.04	(0.04)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)
1997 - ILA B units	1.00	0.04	(0.04)
1997 - ILA C units (commenced August 15)	1.00	0.04	(0.04)

See page 68 for all footnotes.

52

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	3.79%		$443,213	0.43%	3.70%	0.43%	3.70%
1.00	3.63		123,869	0.58	3.38	0.58	3.38
1.00	3.38		152,735	0.83	3.25	0.83	3.25
1.00	2.76		32,731	1.43	2.51	1.43	2.51
1.00	2.76		15,396	1.43	2.56	1.43	2.56
1.00	3.20		24,547	1.00	3.34	1.43	2.91

1.00	6.14		584,448	0.43	5.94	0.43	5.94
1.00	5.98		71,230	0.58	5.87	0.58	5.87
1.00	5.72		170,446	0.83	5.63	0.83	5.63
1.00	5.09		20,333	1.43	4.97	1.43	4.97
1.00	5.09		10,806	1.43	5.02	1.43	5.02
1.00	5.54		39,081	1.00	5.46	1.43	5.03

1.00	4.90		1,095,109	0.43	4.79	0.43	4.79
1.00	4.74		40,850	0.58	4.65	0.58	4.65
1.00	4.48		92,975	0.83	4.33	0.83	4.33
1.00	3.86		19,444	1.43	3.83	1.43	3.83
1.00	3.86		7,436	1.43	3.76	1.43	3.76
1.00	4.30		1	1.00	4.44	1.43	4.01

1.00	5.32		837,185	0.43	5.19	0.43	5.19
1.00	5.16		38,836	0.58	5.05	0.58	5.05
1.00	4.90		119,309	0.83	4.79	0.83	4.79
1.00	4.27		14,412	1.43	4.07	1.43	4.07
1.00	4.27		6,814	1.43	4.13	1.43	4.13
1.00	4.69	(c)	2	0.93 (c)	4.81 (c)	1.43 (c)	4.31 (c)

1.00	5.38		866,445	0.42	5.24	0.43	5.23
1.00	5.22		28,110	0.57	5.11	0.58	5.10
1.00	4.96		78,316	0.82	4.85	0.83	4.84
1.00	4.33		1,574	1.42	4.33	1.43	4.32
1.00	4.41	(c)	1,897	1.42 (c)	4.39 (c)	1.43 (c)	4.38 (c)

53

MONEY MARKET PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.04	(0.04)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - Cash Management shares	1.00	0.06	(0.06)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

54

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	4.02%	$1,156,176	0.41%	4.13%	0.41%	4.13%
1.00	3.87	394,078	0.56	3.73	0.56	3.73
1.00	3.61	312,776	0.81	3.55	0.81	3.55
1.00	3.43	419,362	0.98	3.33	1.41	2.90

1.00	6.18	1,753,668	0.41	6.05	0.41	6.05
1.00	6.02	321,440	0.56	6.12	0.56	6.12
1.00	5.76	346,427	0.81	5.63	0.81	5.63
1.00	5.60	315,194	0.98	5.72	1.41	5.29

1.00	4.92	1,346,765	0.41	4.80	0.41	4.80
1.00	4.76	6,961	0.56	4.64	0.56	4.64
1.00	4.50	383,932	0.81	4.42	0.81	4.42
1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14
1.00	5.17	314,327	0.55	5.04	0.58	5.01
1.00	4.91	32,349	0.80	4.79	0.83	4.76
1.00	4.69 (c)	2	0.90 (c)	4.80 (c)	1.43 (c)	4.27 (c)

1.00	5.43	806,096	0.37	5.31	0.42	5.26
1.00	5.28	307,480	0.52	5.15	0.57	5.10
1.00	5.01	20,517	0.77	4.90	0.82	4.85

55

TREASURY OBLIGATIONS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

56

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.61%	$423,561	0.43%	3.43%	0.44%	3.42%
1.00	3.46	16,595	0.58	3.39	0.59	3.38
1.00	3.20	1,379,621	0.83	2.70	0.84	2.69
1.00	3.03	2,532	1.00	3.09	1.44	2.65

1.00	5.95	$384,023	0.42	5.77	0.42	5.77
1.00	5.79	15,095	0.57	5.51	0.57	5.51
1.00	5.52	493,259	0.82	5.49	0.82	5.49
1.00	2.33	2,598	0.99 (c)	5.53 (c)	1.42 (c)	5.10 (c)

1.00	4.63	404,299	0.42	4.50	0.42	4.50
1.00	4.48	42,334	0.57	4.35	0.57	4.35
1.00	4.22	264,787	0.82	4.19	0.82	4.19

1.00	5.15	734,553	0.42	4.96	0.43	4.95
1.00	4.99	80,464	0.57	4.88	0.58	4.87
1.00	4.73	35,432	0.82	4.67	0.83	4.66

1.00	5.26	590,381	0.42	5.12	0.42	5.12
1.00	5.10	124,159	0.57	4.99	0.57	4.99
1.00	4.84	104,133	0.82	4.73	0.82	4.73

57

TREASURY INSTRUMENTS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.05	(0.05)
2000 - ILA Administration units	1.00	0.05	(0.05)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.04	(0.04)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

58

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.59%	$203,239	0.43%	3.49%	0.47%	3.45%
1.00	3.43	18,842	0.58	3.23	0.62	3.19
1.00	3.18	247,064	0.83	2.67	0.87	2.63
1.00	3.00	20,312	1.00	2.63	1.47	2.16

1.00	5.62	201,088	0.43	5.49	0.45	5.47
1.00	5.46	21,875	0.58	5.20	0.60	5.18
1.00	5.20	104,076	0.83	4.96	0.85	4.94
1.00	2.21	11,577	1.00 (c)	5.22 (c)	1.45 (c)	4.77 (c)

1.00	4.38	224,609	0.43	4.29	0.43	4.29
1.00	4.22	32,162	0.58	4.09	0.58	4.09
1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70
1.00	4.80	131,685	0.45	4.68	0.58	4.55
1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82
1.00	5.01	98,667	0.37	4.88	0.57	4.68
1.00	4.75	295,404	0.62	4.63	0.82	4.43

59

GOVERNMENT PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

60

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.69%	$124,757	0.43%	3.61%	0.49%	3.55%
1.00	3.53	6,027	0.58	2.84	0.64	2.78
1.00	3.28	57,800	0.83	3.15	0.89	3.09
1.00	3.10	22,106	1.00	3.24	1.49	2.75

1.00	6.05	126,034	0.43	5.84	0.48	5.79
1.00	5.89	562	0.58	5.57	0.63	5.52
1.00	5.63	50,733	0.83	5.42	0.88	5.37
1.00	5.50	44,533	1.00	5.60	1.48	5.12

1.00	4.77	205,244	0.43	4.64	0.45	4.62
1.00	4.61	3,265	0.58	4.42	0.60	4.40
1.00	4.35	79,847	0.83	4.24	0.85	4.22
1.00	4.18	153	1.00	4.68	1.45	4.23

1.00	5.21	383,243	0.43	5.09	0.45	5.07
1.00	5.05	7,692	0.58	4.94	0.60	4.92
1.00	4.79	105,732	0.83	4.67	0.85	4.65
1.00	4.57 (c)	2	0.93 (c)	4.60 (c)	1.45 (c)	4.08 (c)

1.00	5.31	460,457	0.42	5.16	0.42	5.16
1.00	5.15	10,192	0.57	4.98	0.57	4.98
1.00	4.89	83,799	0.82	4.78	0.82	4.78

61

FEDERAL PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management Shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 68 for all footnotes.

62

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.90%	$3,095,942	0.41%	3.96%	0.41%	3.96%
1.00	3.74	1,044,722	0.56	3.45	0.56	3.45
1.00	3.48	291,750	0.81	3.38	0.81	3.38
1.00	3.31	1,176,092	0.98	3.23	1.41	2.80

1.00	6.03	4,221,684	0.40	5.90	0.40	5.90
1.00	5.87	620,138	0.55	6.01	0.55	6.01
1.00	5.61	278,002	0.80	5.48	0.80	5.48
1.00	2.36	778,826	1.00 (c)	5.59 (c)	1.43 (c)	5.16 (c)

1.00	4.81	3,171,330	0.41	4.72	0.41	4.72
1.00	4.66	836	0.56	4.46	0.56	4.46
1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02
1.00	5.09	508,297	0.49	4.97	0.57	4.89
1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12
1.00	5.24	530,001	0.42	5.11	0.56	4.97
1.00	4.98	34,540	0.67	4.83	0.81	4.69

63

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.04	(0.04)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units	1.00	0.03	(0.03)

See page 68 for all footnotes.

64

APPENDIX B

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	2.44%	$1,339,898	0.40%	2.43%	0.41%	2.42%
1.00	2.28	357,182	0.55	2.03	0.56	2.02
1.00	2.03	74,461	0.80	1.83	0.81	1.82
1.00	1.85	290,372	0.97	1.82	1.41	1.38

1.00	3.74	1,732,707	0.41	3.67	0.42	3.66
1.00	3.58	130,767	0.56	3.64	0.57	3.63
1.00	3.33	51,389	0.81	3.26	0.82	3.25
1.00	3.19	227,089	0.98	3.32	1.42	2.88

1.00	2.89	1,734,623	0.42	2.85	0.42	2.85
1.00	2.73	28,084	0.57	2.66	0.57	2.66
1.00	2.48	20,991	0.82	2.41	0.82	2.41
1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06
1.00	3.02	26,509	0.50	2.98	0.56	2.92
1.00	2.76	37,850	0.75	2.72	0.81	2.66
1.00	2.61 (c)	2	0.85 (c)	2.66 (c)	1.41 (c)	2.10 (c)

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24
1.00	3.23	27,967	0.47	3.16	0.56	3.07
1.00	2.97	30,513	0.72	2.97	0.81	2.88

65

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.01	(0.01)

2000 - ILA units	1.00	0.03	(0.03)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.02	(0.02)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.02	(0.02)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

See page 68 for all footnotes.

66

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.08%		$305,626	0.43%	2.13%	0.45%	2.11%
1.00	1.92		70,281	0.58	1.82	0.60	1.80
1.00	1.67		84	0.83	1.84	0.85	1.82
1.00	1.50		62,986	1.00	1.53	1.45	1.08

1.00	3.17		650,980	0.42	3.08	0.43	3.07
1.00	3.02		27,490	0.56	2.99	0.57	2.98
1.00	2.76		63	0.82	2.22	0.83	2.21
1.00	2.63		71,162	0.98	2.74	1.42	2.30

1.00	2.60		895,469	0.42	2.58	0.42	2.58
1.00	2.45		8,910	0.57	2.38	0.57	2.38
1.00	2.19		27,229	0.82	2.39	0.82	2.39
1.00	2.02		1	0.99	2.15	1.42	1.72

1.00	2.84		584,615	0.41	2.79	0.41	2.79
1.00	2.68		512	0.56	2.84	0.56	2.84
1.00	2.43		2	0.81	2.48	0.81	2.48
1.00	2.25	(c)	2	0.91 (c)	2.37 (c)	1.41 (c)	1.87 (c)

1.00	3.15		591,003	0.42	3.10	0.42	3.10
1.00	3.00		360	0.57	2.98	0.57	2.98
1.00	2.87	(c)	2	0.82 (c)	2.90 (c)	0.82 (c)	2.90 (c)

67

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

Footnotes:

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.
(c)	Annualized.

68

APPENDIX B

						Ratios assuming no
						expense reductions

					Ratio of net		Ratio of net
Net asset			Net assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average net	average net	average net	average net
of period	return(b)		(in 000’s)	assets	assets	assets	assets

$1.00	2.23%		$122,610	0.43%	2.27%	0.47%	2.23%
1.00	2.07		116,028	0.58	2.04	0.62	2.00
1.00	1.81		315	0.83	2.08	0.87	2.04
1.00	1.64		42,440	1.00	1.50	1.47	1.03

1.00	3.57		176,618	0.43	3.51	0.47	3.47

1.00	3.41		82,019	0.58	3.44	0.62	3.40

1.00	3.15		303	0.83	3.33	0.87	3.29

1.00	3.02		13,758	1.00	3.15	1.47	2.68

1.00	2.76		160,301	0.43	2.73	0.44	2.72

1.00	2.60		37,836	0.58	2.61	0.59	2.60

1.00	2.35		2	0.83	2.29	0.84	2.28

1.00	2.17		2	1.00	2.34	1.44	1.90

1.00	3.02		122,550	0.36	2.96	0.51	2.81

1.00	2.87		21,580	0.51	2.85	0.66	2.70

1.00	2.61		2	0.76	2.61	0.91	2.46

1.00	2.46	(c)	1	0.86 (c)	2.56 (c)	1.51 (c)	1.91 (c)

1.00	3.29		102,887	0.33	3.24	0.43	3.14

1.00	3.14		31,993	0.48	3.09	0.58	2.99

1.00	3.02	(c)	2	0.73 (c)	3.04 (c)	0.83 (c)	2.94 (c)

69

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

24 Fund Fees and Expenses

28 Service Providers

30 Dividends

31 Shareholder Guide
31	How to Buy Shares
34	How to Sell Shares

40 Taxation

41 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

52 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Units)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

ILAPROINSTMM

Prospectus

ILA Cash
Management
Shares

May 1, 2002

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■	Money Market Portfolio

■	Treasury Instruments Portfolio

■	Federal Portfolio

■	Tax-Exempt Diversified Portfolio

■	Tax-Exempt California Portfolio

■	Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. First Tier Institutional Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Fund: Money Market Portfolio.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the

3

securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Money Market, Treasury Instruments and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Money Market Portfolio pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S and foreign (US$) banks [2]	■ U.S. and foreign (US$) commercial paper

Treasury Instruments	■[3]

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[3]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[4]	Obligations (US$)

■ U.S. and foreign (US$) entities	■	■	■[5]

■ (Does not intend to invest)

[4]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[5]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[8]	Companies

Money Market	■[6]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Instruments

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances) [7]			Up to 10% of total assets in other investment companies

Tax-Exempt California	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances) [7]			Up to 10% of total assets in other investment companies

Tax-Exempt New York	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances) [7]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[6]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[7]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[8]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[8]	Distributions[13]	Miscellaneous

■	First Tier[11]	Taxable federal and state[14]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[11]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted

	First Tier[11]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT [9,10]	First[11] or Second Tier [12]	Tax-exempt federal and taxable state[15]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT [9,10]	First[11] or Second Tier [12]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[10]	First[11] or Second Tier [12]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[9]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

[10]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[11]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[12]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[13]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[14]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[15]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Money	Treasury		Tax-Exempt	Tax-Exempt	Tax-Exempt
• Applicable	Market	Instruments	Federal	Diversified	California	New York
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•
U.S. Government Securities	•	—	•	—	—	—
Concentration	—	—	—	•	•	•
Foreign	•	—	—	—	—	—
Banking Industry	•	—	—	—	—	—
Tax	—	—	—	•	•	•
California/ New York	—	—	—	—	•	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, risk of loss from payment default may also exist where municipal instruments are backed by foreign letters of credit or guarantees.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Money Market and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be

11

adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s ILA Cash Management Shares from year to year and (b) the average annual total returns of a Fund’s ILA Cash Management Shares. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

13

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.45% Worst Quarter* Q4 ’01 0.47%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	3.43%	4.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.17% Worst Quarter* Q4 ’01 0.38%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	3.00%	3.69%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.91% Worst Quarter* Q4 ’01 0.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	3.31%	4.02%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.86% Worst Quarter* Q4 ’01 0.24%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	1.85%	2.48%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.76% Worst Quarter* Q4 ’01 0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	1.50%	2.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.83% Worst Quarter* Q4 ’01 0.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Cash Management Shares (Inception 5/1/98)	1.64%	2.31%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

	Money	Treasury
	Market	Instruments
	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.35%	0.35%
Distribution (12b-1) Fees[2]	0.50%	0.50%
Service Fees[3]	0.50%	0.50%
Other Expenses[4]	0.06%	0.12%

Total Fund Operating Expenses*[5]	1.41%	1.47%

See page 22 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the expense limitation described in footnote 5, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Money	Treasury
	Market	Instruments
	Portfolio	Portfolio

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%	0.35%
Distribution (12b-1) Fees[2]	0.07%	0.07%
Service Fees[3]	0.50%	0.50%
Other Expenses[4]	0.06%	0.08%

Total Fund Operating Expenses (after current waivers and expense limitations)[5]	0.98%	1.00%

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FUND FEES AND EXPENSES

	Tax-Exempt	Tax-Exempt	Tax-Exempt
Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio

None	None	None	None
None	None	None	None

None	None	None	None
None	None	None	None
None	None	None	None

0.35%	0.35%	0.35%	0.35%
0.50%	0.50%	0.50%	0.50%
0.50%	0.50%	0.50%	0.50%
0.06%	0.06%	0.10%	0.12%

1.41%	1.41%	1.45%	1.47%

	Tax-Exempt	Tax-Exempt	Tax-Exempt
Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio

0.35%	0.35%	0.35%	0.35%
0.07%	0.07%	0.07%	0.07%
0.50%	0.50%	0.50%	0.50%
0.06%	0.05%	0.08%	0.08%

0.98%	0.97%	1.00%	1.00%

21

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	Goldman Sachs has voluntarily agreed to limit a portion of the distribution fees attributable to Cash Management Shares of each Fund equal to 0.07%. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution fees attributable to Cash Management Shares of each Fund will increase to 0.50% of each Fund’s average daily net assets.
[3]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Cash Management Shares plus all other ordinary expenses not detailed above.
[5]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding taxes, interest, brokerage fees, litigation, indemnification, distribution fees, service fees and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.

22

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Management Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Money Market	$144	$446	$771	$1,691

Treasury Instruments	$150	$465	$803	$1,757

Federal	$144	$446	$771	$1,691

Tax-Exempt Diversified	$144	$446	$771	$1,691

Tax-Exempt California	$148	$459	$792	$1,735

Tax-Exempt New York	$150	$465	$803	$1,757

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Cash Management Shares may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

23

Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Funds. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

24

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2001

Money Market	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

25

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

26

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Cash Management Shares.

HOW TO BUY SHARES

How Can I Purchase Cash Management Shares Of The Funds?
Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	■ Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust, the “Trust,” may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

27

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds — (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Taxable and Tax-Advantaged Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Funds:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Cash Management Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures
■	Developing, maintaining and supporting systems necessary to support accounts for cash management services

28

SHAREHOLDER GUIDE

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Cash Management Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

29

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Management Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Cash Management Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

30

SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

HOW TO SELL SHARES

How Can I Sell Cash Management Shares Of The Funds?
Generally, Cash Management Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

31

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Taxable and Tax-Advantaged Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Funds:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

32

SHAREHOLDER GUIDE

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Cash Management Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

33

The Trust reserves the right to:

■	Redeem the Cash Management Shares of any Service Organization whose own account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your Cash Management Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Cash Management Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder names(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

34

SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

What Are The Distribution Fees Paid By Cash Management Shares?
The Trust has adopted a distribution plan (the “Plan”) under which Cash Management Shares bear distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more

35

than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund’s average daily net assets attributed to Cash Management Shares. As of the date of this Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Service Organizations;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Except for the Tax-Exempt Funds, distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

39

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and

41

possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

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APPENDIX A

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition

43

to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities and municipal obligations held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

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APPENDIX A

Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

45

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

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APPENDIX A

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California, its public authorities and political subdivisions. After several years of very strong growth, the California economy fell into a mild recession in mid-2001, which was exacerbated by the effects of the September 11 terrorist attacks. The recession has been felt most strongly in the San Francisco Bay Area, the focus of the high technology sector, which has been suffering a cyclical slowdown. The recession, coupled with the severe drop in stock market levels since 2000, which has greatly cut revenues from capital gains and stock options, has resulted in a sharp drop in state revenues in fiscal year 2001-02, leading the state to face a multi-billion dollar budget gap. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The impact of the recent downturn in the U.S. economy on issuers in New York City and New York State has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s

47

investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2002 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent accountants.

MONEY MARKET PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.04	(0.04)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.06	(0.06)
2000 - Cash Management shares	1.00	0.06	(0.06)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 60 for all footnotes.

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APPENDIX B

					Ratios assuming no expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average net	average	average
of period	return(b)	(in 000’s)	net assets	assets	net assets	net assets

$1.00	4.02%	$1,156,176	0.41%	4.13%	0.41%	4.13%
1.00	3.87	394,078	0.56	3.73	0.56	3.73
1.00	3.61	312,776	0.81	3.55	0.81	3.55
1.00	3.43	419,362	0.98	3.33	1.41	2.90

1.00	6.18	1,753,668	0.41	6.05	0.41	6.05
1.00	6.02	321,440	0.56	6.12	0.56	6.12
1.00	5.76	346,427	0.81	5.63	0.81	5.63
1.00	5.60	315,194	0.98	5.72	1.41	5.29

1.00	4.92	1,346,765	0.41	4.80	0.41	4.80
1.00	4.76	6,961	0.56	4.64	0.56	4.64
1.00	4.50	383,932	0.81	4.42	0.81	4.42
1.00	4.32	2	0.98	4.37	1.41	3.94

1.00	5.33	1,350,317	0.40	5.17	0.43	5.14
1.00	5.17	314,327	0.55	5.04	0.58	5.01
1.00	4.91	32,349	0.80	4.79	0.83	4.76
1.00	4.69 (c)	2	0.90 (c)	4.80 (c)	1.43 (c)	4.27 (c)

1.00	5.43	806,096	0.37	5.31	0.42	5.26
1.00	5.28	307,480	0.52	5.15	0.57	5.10
1.00	5.01	20,517	0.77	4.90	0.82	4.85

51

TREASURY INSTRUMENTS PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.05	(0.05)
2000 - ILA Administration units	1.00	0.05	(0.05)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.04	(0.04)
1999 - ILA Administration units	1.00	0.04	(0.04)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.04	(0.04)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 60 for all footnotes.

52

APPENDIX B

					Ratios assuming no expense reductions

		Net		Ratio of net		Ratio of net
Net asset		assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average net	average	average
of period	return(b)	(in 000’s)	net assets	assets	net assets	net assets

$1.00	3.59%	$203,239	0.43%	3.49%	0.47%	3.45%
1.00	3.43	18,842	0.58	3.23	0.62	3.19
1.00	3.18	247,064	0.83	2.67	0.87	2.63
1.00	3.00	20,312	1.00	2.63	1.47	2.16

1.00	5.62	201,088	0.43	5.49	0.45	5.47
1.00	5.46	21,875	0.58	5.20	0.60	5.18
1.00	5.20	104,076	0.83	4.96	0.85	4.94
1.00	2.21	11,577	1.00 (c)	5.22 (c)	1.45 (c)	4.77 (c)

1.00	4.38	224,609	0.43	4.29	0.43	4.29
1.00	4.22	32,162	0.58	4.09	0.58	4.09
1.00	3.96	306,483	0.83	3.90	0.83	3.90

1.00	4.96	341,476	0.30	4.83	0.43	4.70
1.00	4.80	131,685	0.45	4.68	0.58	4.55
1.00	4.54	374,128	0.70	4.43	0.83	4.30

1.00	5.17	330,241	0.22	5.02	0.42	4.82
1.00	5.01	98,667	0.37	4.88	0.57	4.68
1.00	4.75	295,404	0.62	4.63	0.82	4.43

53

FEDERAL PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.04	(0.04)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares (commenced August 1)	1.00	0.02	(0.02)

1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

See page 60 for all footnotes.

54

APPENDIX B

					Ratios assuming no expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average	average
of period	return(b)	(in 000’s)	net assets	net assets	net assets	net assets

$1.00	3.90%	$3,095,942	0.41%	3.96%	0.41%	3.96%
1.00	3.74	1,044,722	0.56	3.45	0.56	3.45
1.00	3.48	291,750	0.81	3.38	0.81	3.38
1.00	3.31	1,176,092	0.98	3.23	1.41	2.80

1.00	6.03	4,221,684	0.40	5.90	0.40	5.90
1.00	5.87	620,138	0.55	6.01	0.55	6.01
1.00	5.61	278,002	0.80	5.48	0.80	5.48
1.00	2.36	778,826	1.00 (c)	5.59 (c)	1.43 (c)	5.16 (c)

1.00	4.81	3,171,330	0.41	4.72	0.41	4.72
1.00	4.66	836	0.56	4.46	0.56	4.46
1.00	4.39	284,382	0.81	4.30	0.81	4.30

1.00	5.25	2,625,705	0.34	5.10	0.42	5.02
1.00	5.09	508,297	0.49	4.97	0.57	4.89
1.00	4.83	53,994	0.74	4.71	0.82	4.63

1.00	5.40	2,050,559	0.27	5.26	0.41	5.12
1.00	5.24	530,001	0.42	5.11	0.56	4.97
1.00	4.98	34,540	0.67	4.83	0.81	4.69

55

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.04	(0.04)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units	1.00	0.03	(0.03)

See page 60 for all footnotes.

56

APPENDIX B

					Ratios assuming no expense reductions

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of	investment
value at		at end of	expenses to	income to	expenses to	income to
end	Total	period	average	average	average	average
of period	return(b)	(in 000’s)	net assets	net assets	net assets	net assets

$1.00	2.44%	$1,339,898	0.40%	2.43%	0.41%	2.42%
1.00	2.28	357,182	0.55	2.03	0.56	2.02
1.00	2.03	74,461	0.80	1.83	0.81	1.82
1.00	1.85	290,372	0.97	1.82	1.41	1.38

1.00	3.74	1,732,707	0.41	3.67	0.42	3.66
1.00	3.58	130,767	0.56	3.64	0.57	3.63
1.00	3.33	51,389	0.81	3.26	0.82	3.25
1.00	3.19	227,089	0.98	3.32	1.42	2.88

1.00	2.89	1,734,623	0.42	2.85	0.42	2.85
1.00	2.73	28,084	0.57	2.66	0.57	2.66
1.00	2.48	20,991	0.82	2.41	0.82	2.41
1.00	2.30	2	0.99	2.51	1.42	2.08

1.00	3.17	1,562,285	0.35	3.12	0.41	3.06
1.00	3.02	26,509	0.50	2.98	0.56	2.92
1.00	2.76	37,850	0.75	2.72	0.81	2.66
1.00	2.61 (c)	2	0.85 (c)	2.66 (c)	1.41 (c)	2.10 (c)

1.00	3.39	1,479,486	0.32	3.33	0.41	3.24
1.00	3.23	27,967	0.47	3.16	0.56	3.07
1.00	2.97	30,513	0.72	2.97	0.81	2.88

57

TAX-EXEMPT CALIFORNIA PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.01	(0.01)

2000 - ILA units	1.00	0.03	(0.03)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.02	(0.02)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.02	(0.02)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (Re-commenced September 1)	1.00	0.01	(0.01)

See page 60 for all footnotes.

58

APPENDIX B

						Ratios assuming no expense reductions

			Net		Ratio of net		Ratio of net
Net asset			assets	Ratio of net	investment	Ratio of	investment
value at			at end of	expenses to	income to	expenses to	income to
end	Total		period	average	average	average	average
of period	return(b)		(in 000’s)	net assets	net assets	net assets	net assets

$1.00	2.08%		$305,626	0.43%	2.13%	0.45%	2.11%
1.00	1.92		70,281	0.58	1.82	0.60	1.80
1.00	1.67		84	0.83	1.84	0.85	1.82
1.00	1.50		62,986	1.00	1.53	1.45	1.08

1.00	3.17		650,980	0.42	3.08	0.43	3.07

1.00	3.02		27,490	0.56	2.99	0.57	2.98

1.00	2.76		63	0.82	2.22	0.83	2.21

1.00	2.63		71,162	0.98	2.74	1.42	2.30

1.00	2.60		895,469	0.42	2.58	0.42	2.58

1.00	2.45		8,910	0.57	2.38	0.57	2.38

1.00	2.19		27,229	0.82	2.39	0.82	2.39

1.00	2.02		1	0.99	2.15	1.42	1.72

1.00	2.84		584,615	0.41	2.79	0.41	2.79

1.00	2.68		512	0.56	2.84	0.56	2.84

1.00	2.43		2	0.81	2.48	0.81	2.48

1.00	2.25	(c)	2	0.91 (c)	2.37 (c)	1.41 (c)	1.87 (c)

1.00	3.15		591,003	0.42	3.10	0.42	3.10

1.00	3.00		360	0.57	2.98	0.57	2.98

1.00	2.87	(c)	2	0.82 (c)	2.90 (c)	0.82 (c)	2.90 (c)

59

TAX-EXEMPT NEW YORK PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.02	$(0.02)
2001 - ILA Administration units	1.00	0.02	(0.02)
2001 - ILA Service units	1.00	0.02	(0.02)
2001 - Cash Management shares	1.00	0.02	(0.02)

2000 - ILA units	1.00	0.04	(0.04)
2000 - ILA Administration units	1.00	0.03	(0.03)
2000 - ILA Service units	1.00	0.03	(0.03)
2000 - Cash Management shares	1.00	0.03	(0.03)

1999 - ILA units	1.00	0.03	(0.03)
1999 - ILA Administration units	1.00	0.03	(0.03)
1999 - ILA Service units	1.00	0.02	(0.02)
1999 - Cash Management shares	1.00	0.02	(0.02)

1998 - ILA units	1.00	0.03	(0.03)
1998 - ILA Administration units	1.00	0.03	(0.03)
1998 - ILA Service units	1.00	0.03	(0.03)
1998 - Cash Management shares (commenced May 1)	1.00	0.02	(0.02)

1997 - ILA units	1.00	0.03	(0.03)
1997 - ILA Administration units	1.00	0.03	(0.03)
1997 - ILA Service units (commenced September 15)	1.00	0.01	(0.01)

Footnotes:

(a)	Calculated based on the average units/shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.
(c)	Annualized.

60

APPENDIX B

						Ratios assuming no expense reductions

			Net	Ratio of	Ratio of net		Ratio of net
Net asset			assets	net	investment	Ratio of	investment
value at			at end of	expenses	income	expenses	income
end	Total		period	to average	to average	to average	to average
of period	return(b)		(in 000’s)	net assets	net assets	net assets	net assets

$1.00	2.23%		$122,610	0.43%	2.27%	0.47%	2.23%
1.00	2.07		116,028	0.58	2.04	0.62	2.00
1.00	1.81		315	0.83	2.08	0.87	2.04
1.00	1.64		42,440	1.00	1.50	1.47	1.03

1.00	3.57		176,618	0.43	3.51	0.47	3.47
1.00	3.41		82,019	0.58	3.44	0.62	3.40
1.00	3.15		303	0.83	3.33	0.87	3.29
1.00	3.02		13,758	1.00	3.15	1.47	2.68

1.00	2.76		160,301	0.43	2.73	0.44	2.72
1.00	2.60		37,836	0.58	2.61	0.59	2.60
1.00	2.35		2	0.83	2.29	0.84	2.28
1.00	2.17		2	1.00	2.34	1.44	1.90

1.00	3.02		122,550	0.36	2.96	0.51	2.81
1.00	2.87		21,580	0.51	2.85	0.66	2.70
1.00	2.61		2	0.76	2.61	0.91	2.46
1.00	2.46	(c)	1	0.86 (c)	2.56 (c)	1.51 (c)	1.91 (c)

1.00	3.29		102,887	0.33	3.24	0.43	3.14
1.00	3.14		31,993	0.48	3.09	0.58	2.99
1.00	3.02	(c)	2	0.73 (c)	3.04 (c)	0.83 (c)	2.94 (c)

61

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

20 Fund Fees and Expenses

24 Service Providers

26 Dividends

27 Shareholder Guide
27	How to Buy Shares
31	How to Sell Shares

37 Taxation

38 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

50 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Cash Management Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

ILAPROCMSCOM

Oakmark Units
Government Portfolio
A Cash Management Vehicle for
Existing and Prospective Shareholders of

PROSPECTUS
May 1, 2002

The Oakmark Family of Funds
Two North LaSalle Street
Chicago, Illinois 60602-3790

Prospectus

Oakmark Units
May 1, 2002

■	Government Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

The Government Portfolio (the “Portfolio”) is a portfolio of Goldman Sachs Trust (the “Trust”), an open-end, management investment company (a “mutual fund”) which includes the Goldman Sachs-Institutional Liquid Assets Portfolios. This Prospectus relates to the offering of ILA Service Units of beneficial interest of the Government Portfolio (“Oakmark Units”) through Harris Associates L.P. (“Harris Associates”) in its capacity as a Service Organization for the Portfolio and adviser to Harris Associates Investment Trust (“Oakmark”).

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Portfolio. GSAM is referred to in this Prospectus as the “Investment Adviser.” Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. You should be aware that Oakmark Units of the Portfolio may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Portfolio.

Goldman Sachs’ Money Market Investment Philosophy:

The Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■ Manage credit risk

■ Manage interest rate risk

■ Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman Sachs, approves all money market fund eligible securities for the Portfolio. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

1

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (WAM) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Portfolio’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Portfolio’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

The benchmark for the Portfolio is the iMoneyNet, Inc. Institutional Government Average Index.

Reference in this Prospectus to the Portfolio’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Portfolio is managed.

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Portfolio Investment Objective and Strategies

INVESTMENT OBJECTIVE

Government Portfolio:

The Government Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolio in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio’s annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

Government

U.S. Treasury Obligations	■[1]

U.S. Government Securities	■

Repurchase Agreements	■

Unrated Securities[2]

Investment Companies	■ Up to 10% of total assets in other investment companies

Credit Quality[2]	First Tier[3]

Summary of Taxation for Distributions[4]	Taxable federal and state [5]

Miscellaneous	Reverse repurchase agreements not permitted

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities. In addition, if the Portfolio holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[3]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[4]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[5]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.

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■	The Portfolio: The Portfolio’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).
■	The Investors: The Portfolio is designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Portfolio is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: The Portfolio seeks to maintain a stable NAV of $1.00 per unit. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-mined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity (“WAM”): Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: The Portfolio is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of the Portfolio cannot be changed without approval of a majority of the outstanding units of the Portfolio. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.
■	Diversification: Diversification can help the Portfolio reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with the exception that the Portfolio may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

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Principal Risks of the Portfolio

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Portfolio and may result in a loss of your investment. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the Portfolio will achieve its investment objective.

Government
• Applicable	Portfolio

NAV	•
Interest Rate	•
Credit/Default	•
Liquidity	•
U.S. Government Securities	•

Risks that apply to the Portfolio:

■	NAV Risk—The risk that the Portfolio will not be able to maintain a NAV per unit of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Liquidity Risk—The risk that the Portfolio will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

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Portfolio Performance

HOW THE PORTFOLIO PERFORMED

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Oakmark Units from year to year for up to the last ten years; and (b) the average annual returns of the Portfolio’s Oakmark Units. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place the Portfolio’s performance would have been reduced. You may obtain the Portfolio’s current yield by calling 1-800-OAKMARK (1-800-625-6275).

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PORTFOLIO PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.46% Worst Quarter* Q4 ’01 0.38%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	5 Years	10 Years	Since Inception

Oakmark Units (Inception 7/1/90)	3.28%	4.58%	4.23%	4.48%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Portfolio Fees and Expenses (Oakmark Units)

This table describes the fees and expenses that you would pay if you buy and hold Oakmark Units of the Portfolio.

Government
Portfolio

Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.35%
Other Expenses	0.54%
Service Fees[2]	0.25%
Shareholder Administration Fees	0.15%
All Other Expenses[3]	0.14%

Total Portfolio Operating Expenses*[4]	0.89%

See page 9 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Portfolio Operating Expenses” of the Portfolio which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

Government
Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.35%
Other Expenses	0.48%
Service Fees[2]	0.25%
Shareholder Administration Fees	0.15%
All Other Expenses[3]	0.08%

Total Portfolio Operating Expenses (after current expense limitations)[4]	0.83%

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PORTFOLIO FEES AND EXPENSES

[1]	The Portfolio’s annual operating expenses are based on actual expenses.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Oakmark Units in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal to 0.04% of the average daily net assets of the Portfolio’s Oakmark Units plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Portfolio Operating Expenses” of the Government Portfolio such that Total Portfolio Operating Expenses (excluding service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) will not exceed 0.43% of the Portfolio’s average daily net assets.

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Example

The following Example is intended to help you compare the cost of investing in the Government Portfolio (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Oakmark Units of the Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Government	$91	$284	$493	$1,096

Service Organizations that invest in Oakmark Units on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Oakmark Units may receive other compensation in connection with the sale and distribution of Oakmark Units or for services to their customers’ accounts and/or the Portfolio. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

In addition to Oakmark Units, the Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units. Information regarding these other share classes may be obtained from your sales representative or from Oakmark by calling the number on the back cover of this Prospectus.

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Service Providers

INVESTMENT ADVISER

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Portfolio. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Portfolio’s transactions. The Investment Adviser also performs the following services for the Portfolio:

■	Continually manages the Portfolio, including the purchase, retention and disposition of securities and other assets
■	Administers the Portfolio’s business affairs
■	Performs various unitholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, the Government Portfolio may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2001

Government	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

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DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Portfolio’s units. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolio. Goldman Sachs reserves the right to redeem at any time some or all of the units acquired for its own account.

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Dividends

All or substantially all of the Portfolio’s net investment income will be declared as a dividend daily and paid to Harris Associates for distribution to holders of Oakmark Units monthly. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time. You may choose to have dividends paid in:

■	Cash
■	Additional Oakmark Units of the same Portfolio

You may indicate your election on your New Account Registration Form. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Portfolio’s daily distributions.

The Portfolio may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Portfolio’s NAV of $1.00 per unit.

13

Unitholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolio’s Oakmark Units.

HOW TO BUY OAKMARK UNITS

How Can I Purchase Oakmark Units Of The Portfolio?
You may purchase Oakmark Units of the Portfolio by check, by wire, by electronic transfer or by exchange. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 or $500 in the case of a Coverdell Education Savings Account or participation in the Automatic Investment Plan or Payroll Deduction Plan. Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

By Check. To make an initial purchase of units, complete and sign the New Account Registration Form and mail it to the Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to The Oakmark Funds.

You may make subsequent investments by submitting a check (except that a third-party check will not be accepted) along with either the stub from your Portfolio account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100. Oakmark will not accept cash, drafts, “starter” checks, third-party checks, or checks drawn on banks outside of the United States. If your order to purchase Oakmark Units of a Portfolio is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Oakmark.

By Wire Transfer. You may also pay for Oakmark Units by instructing your bank to wire money to Oakmark. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone Oakmark at 1-800-OAKMARK (1-800-625-6275) to request an account number and furnish your social security or other tax identification number. Neither the Portfolio nor Oakmark will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

By Electronic Transfer. If you have an established Portfolio account you may make subsequent investments by an electronic transfer of funds from your bank account.

14

UNITHOLDER GUIDE

Electronic transfer allows you to make purchases at your request by calling 1-800-OAKMARK (1-800-625-6275) or at pre-scheduled intervals. (See “Unitholder Services.”) You may not open a new account through electronic transfer.

By Exchange. You may purchase Oakmark Units of the Portfolio by exchange of shares from the Class I Shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark Global Fund and The Oakmark International Small Cap Fund (“The Oakmark Funds”) either by phone or by mail. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capital gain or loss. Please review the information under “How to Redeem Units—By Exchange.”

Each of The Oakmark Funds except The Oakmark Fund and The Oakmark Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held less than 90 days to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The “first-in, first-out” (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

We do not impose a redemption fee on a redemption of:

■	shares acquired by reinvestment of dividends or distributions of a Fund; or
■	shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

Purchase Amount and Dividends. Oakmark Units of the Portfolio may be purchased on any business day at the NAV next determined after receipt by Oakmark of both the purchase order and the purchase amount in federal funds. Purchases of Oakmark Units may be made by check or wire transfer. Purchases are effective as soon as a check is converted to federal funds. Purchases by wire transfer will be effected the day the wire transfer is received if the wire transfer is received prior to the Portfolio’s cut-off time as noted below. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt. A purchase by check is deemed to be effective prior to the Portfolio’s cut-off time noted below on the date such purchase proceeds convert to federal funds. Oakmark Units purchased by check may not be redeemed until the check has cleared, as described under “How to Redeem Units.” Oakmark Units of the

15

Government Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

If an effective order is received by Oakmark	Dividends Begin

By: 3:00 p.m.—N.Y. time	Same Business Day
After: 3:00 p.m.—N.Y. time	Next Business Day

General. Each purchase order for Oakmark Units must be accepted by Oakmark. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the Oakmark Units. Oakmark reserves the right not to accept any purchase order that it determines not to be in the best interest of Oakmark or of the Portfolio’s unitholders. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller’s identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Oakmark will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

What Do I Need To Know About Service Organizations?
Service Organizations, including Harris Associates, may provide the following services in connection with their customers’ investments in ILA Service Units:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and respond to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and Goldman Sachs Trust (the “Trust”)
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Services Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of

16

UNITHOLDER GUIDE

their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees Service Organizations are entitled to receive payment for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.15% (annualized) for shareholder administration services of the average daily net assets of the ILA Service Units of the Portfolio, that are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the ILA Service Units of the Portfolio, which are attributable to or held in the name of the Service Organization for its customers. Such compensation does not represent an additional expense to the Portfolio or its unitholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolio, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of units of the Portfolio and other Goldman Sachs Funds.

How Are Units Priced?
The price you pay or receive when you buy, sell or exchange Oakmark Units is the Portfolio’s next determined NAV. The Portfolio calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Units of the Class

■	NAV per unit is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time or such time as the New York Stock Exchange or NASDAQ market may officially close). Portfolio units will be

17

priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolio’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

HOW TO SELL OAKMARK UNITS

How Can I Sell Oakmark Units Of The Portfolio?
By Mail. You may redeem all or any part of your Oakmark Units of the Portfolio upon your written request delivered to The Oakmark Family of Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510.

Your redemption request must:

■	identify the Portfolio and give your account number;
■	specify the number of units or dollar amount to be redeemed;
■	be signed in ink by all owners exactly as their names appear on the account; and
■	for redemptions payable to an address other than the unitholder address of record, include an ink-stamped guarantee by an “eligible guarantor institution” as defined in the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public) for each

18

UNITHOLDER GUIDE

signature on the redemption request (the guarantee must use the phrase “signature guaranteed” and must include the name of the guarantor bank firm and an authorized signature).

Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee’s appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before Oakmark Units can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

By Check. Holders of Oakmark Units of the Portfolio may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in the Portfolio. When Oakmark receives a completed New Account Registration Form and signature card, Oakmark will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Oakmark for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the recordholder of Oakmark Units by Oakmark.

The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder’s account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder’s account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

Oakmark reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and Oakmark reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Portfolio.

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By Exchange. You may redeem all or any portion of your Oakmark Units of the Portfolio and use the proceeds to purchase ILA Service Units or Class I Shares of The Oakmark Funds if your signed, properly completed New Account Registration Form is on file. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capital gain or loss. Before exchanging, you should obtain a prospectus from The Oakmark Family of Funds and read it carefully. The exchange privilege is not an offering or recommendation of shares of The Oakmark Funds. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under “By Mail” and indicating the fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege.)

Special Redemption Privileges. The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account. Oakmark Units held in an IRA account may not be redeemed by telephone.

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange among The Oakmark Funds and the Portfolio by calling 1-800-OAKMARK (1-800-625-6275). The general redemption policies apply to redemptions by Telephone Exchange. (See “General Redemption Policies.”)

Oakmark reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. Oakmark believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Portfolio. Therefore, Oakmark generally will not honor requests for Telephone Exchanges by unitholders identified by Oakmark as “market-timers.” Because such a step would be taken only if it would be in the best interests of the Portfolio, Oakmark expects that it would provide unitholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Portfolio. If Oakmark were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, you might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. See “How to Redeem Units—By Exchange.”

20

UNITHOLDER GUIDE

During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

Telephone Redemption Privilege. You may use the Telephone Redemption Privilege to redeem Oakmark Units by calling 1-800-OAKMARK (1-800-625-6275). The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. If you request a redemption by electronic transfer before the Portfolio’s redemption cut-off time and the proceeds are to be sent to your pre-established designated bank account, the proceeds will be transferred to your bank account on that business day. The Telephone Redemption Privilege is not available for 30 days after Oakmark receives notice from you of a change of address.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Please telephone Oakmark by calling 1-800-OAKMARK (1-800-625-6275) if you have any questions about requirements for a redemption before submitting your request. Oakmark reserves the right to require a properly completed New Account Registration Form before making payment for Oakmark Units redeemed.

If your redemption order is received in proper form before 4:00 p.m. eastern time, the price at your redemption order will be executed is the NAV determined that business day. See “Net Asset Value.” Dividends are earned on the day that units are redeemed.

Oakmark will generally mail payment for Oakmark Units redeemed within three days after proper instructions are received. If you attempt to redeem Oakmark Units within 15 days after they have been purchased by check or electronic transfer, Oakmark may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those Oakmark Units has been (or will be) collected. To reduce such delays, Oakmark recommends that your purchase be made by federal funds wire through your bank. If you so request, the proceeds of your redemption may be paid by wire, provided the redemption proceeds are at least $250, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

Oakmark reserves the right at any time without prior notice to suspend, limit, modify, or terminate any privilege or its use in any manner by any person or class.

21

Use of any Special Redemption Privilege authorizes Oakmark to tape-record all instructions to redeem. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller’s identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust, the Distributor and Oakmark will not be liable for any loss you may incur in the event that Oakmark accepts unauthorized telephone redemption requests that Oakmark reasonably believes to be genuine.

Oakmark reserves the right to redeem Oakmark Units in any account and send the proceeds to the owner if the Oakmark Units in the account do not have a value of at least $1,000.

Oakmark Units in any account you maintain with the Portfolio may be redeemed to the extent necessary to reimburse Oakmark for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any liability under the Code provisions on backup withholding relating to your account).

Oakmark Units of the Portfolio may be redeemed without charge upon request on any business day at the net asset value next determined after receipt by Oakmark of the redemption request.

What Types Of Reports Will I Be Sent Regarding Investments In Oakmark Units?
You will receive a confirmation statement from Oakmark reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements detailing distributions made by the Portfolio. In addition, Oakmark will send you semiannual and annual reports containing audited financial statements and will provide you annually with tax information.

UNITHOLDER SERVICES

IRA Plan. Harris Associates Investment Trust has a master individual retirement account (IRA) plan that allows you to invest on a tax-deferred basis in the Government Portfolio and The Oakmark Funds as defined above. The plan also permits you to “roll over” or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Government Portfolio and The Oakmark Funds to which your employer may contribute annually up to the

22

UNITHOLDER GUIDE

lesser of 15% of your earned income or $30,000, subject to special rules designed to avoid discrimination.

SPECIAL WAYS TO INVEST OR REDEEM

In addition to the ways to purchase or redeem Oakmark Units described above, the New Account Registration Form offers you the following additional investment and redemption options:

Automatic Investments—purchase Oakmark Units each month with payment by electronic transfer from your bank account ($100 minimum).

Telephone Investments—purchase Oakmark Units by placing a telephone order and paying for them by electronic transfer from your bank account ($100-$50,000 per transaction).

Systematic Withdrawals—redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account.

23

Taxation

As with any investment, you should consider how your investment in the Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolio.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Portfolio distributions.

Taxes on Distributions: Distributions of investment income are taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio units or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio units.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Portfolio will inform unitholders of the character and tax status of all distributions promptly after the close of each calendar year.

Other Information: When you open your account, you should provide your social security or tax identification number on your New Account Form Registration. By law, the Portfolio must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolio, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Portfolio’s investment objective, you should consider whether the Portfolio remains an appropriate investment in light of your then current financial position and needs. The Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are

25

so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Portfolio, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Portfolio could suffer additional losses if the collateral held by the Portfolio is subject to a court “stay” that prevents the Portfolio from promptly selling the collateral. If this occurs, the Portfolio will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Portfolio could experience a loss if a court determines that the Portfolio’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Portfolio’s unitholders. In addition, the Portfolio, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury

26

APPENDIX A

Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. The Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Portfolio at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. The Portfolio may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is

27

liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Portfolio’s portfolio.

Borrowings. The Portfolio may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Portfolio may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the security if the Investment Adviser believes it is in the best interest of the Portfolio and its unitholders.

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29

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio’s financial performance for the past five years (or less if the Portfolio has been in operation for less than five years). Certain information reflects financial results for a single Portfolio unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the periods ended December 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report (available upon request from Harris Associates). The information for all periods prior to the period ended December 31, 2000 has been audited by the Portfolio’s previous independent accountants.

GOVERNMENT PORTFOLIO

	Net asset
	value at	Net	Distributions
	beginning	investment	to unit/
	of period	income(a)	shareholders

For the Years Ended December 31,
2001 - ILA units	$1.00	$0.04	$(0.04)
2001 - ILA Administration units	1.00	0.03	(0.03)
2001 - ILA Service units	1.00	0.03	(0.03)
2001 - Cash Management shares	1.00	0.03	(0.03)

2000 - ILA units	1.00	0.06	(0.06)
2000 - ILA Administration units	1.00	0.06	(0.06)
2000 - ILA Service units	1.00	0.05	(0.05)
2000 - Cash Management shares	1.00	0.05	(0.05)

For the Years Ended December 31,
1999 - ILA units	1.00	0.05	(0.05)
1999 - ILA Administration units	1.00	0.05	(0.05)
1999 - ILA Service units	1.00	0.04	(0.04)
1999 - Cash Management shares	1.00	0.04	(0.04)

1998 - ILA units	1.00	0.05	(0.05)
1998 - ILA Administration units	1.00	0.05	(0.05)
1998 - ILA Service units	1.00	0.05	(0.05)
1998 - Cash Management shares (commenced May 1)	1.00	0.03	(0.03)

1997 - ILA units	1.00	0.05	(0.05)
1997 - ILA Administration units	1.00	0.05	(0.05)
1997 - ILA Service units	1.00	0.05	(0.05)

(a)	Calculated based on the average units outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a unitholder would pay on fund distributions.
(c)	Annualized.

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APPENDIX B

					Ratios assuming no
					waiver of fees and no
					expense limitations

				Ratio of net		Ratio of net
Net asset		Net assets	Ratio of net	investment	Ratio of net	investment
value at		at end	expenses to	income to	expenses to	income to
end	Total	of period	average net	average net	average net	average net
of period	return(b)	(in 000’s)	assets	assets	assets	assets

$1.00	3.69%	$124,757	0.43%	3.61%	0.49%	3.55%
1.00	3.53	6,027	0.58	2.84	0.64	2.78
1.00	3.28	57,800	0.83	3.15	0.89	3.09
1.00	3.10	22,106	1.00	3.24	1.49	2.75

1.00	6.05	126,034	0.43	5.84	0.48	5.79
1.00	5.89	562	0.58	5.57	0.63	5.52
1.00	5.63	50,733	0.83	5.42	0.88	5.37
1.00	5.50	44,533	1.00	5.60	1.48	5.12

1.00	4.77	205,244	0.43	4.64	0.45	4.62
1.00	4.61	3,265	0.58	4.42	0.60	4.40
1.00	4.35	79,847	0.83	4.24	0.85	4.22
1.00	4.18	153	1.00	4.68	1.45	4.23

1.00	5.21	383,243	0.43	5.09	0.45	5.07
1.00	5.05	7,692	0.58	4.94	0.60	4.92
1.00	4.79	105,732	0.83	4.67	0.85	4.65
	4.57 (c)	2	0.93 (c)	4.60 (c)	1.45 (c)	4.08 (c)

1.00	5.31	460,457	0.42	5.16	0.42	5.16
1.00	5.15	10,192	0.57	4.98	0.57	4.98
1.00	4.89	83,799	0.82	4.78	0.82	4.78

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Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies

5 Principal Risks of the Portfolio

6 Portfolio Performance

8 Portfolio Fees and Expenses

11 Service Providers

13 Dividends

14 Unitholder Guide
14	How to Buy Oakmark Units
18	How to Sell Oakmark Units

24 Taxation

25 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

30 Appendix B Financial Highlights

Money Market Funds Prospectus (Oakmark Units)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to unitholders.

Statement of Additional Information
Additional information about the Portfolio and its policies is also available in the Portfolio’s Statement of Additional Information (“Additional Statement”). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolio’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling The Oakmark Family of Funds at 1-800-OAKMARK (1-800-625-6275).

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-OAKMARK (1-800-625-6275)
■ By mail:	The Oakmark Family of Funds, P.O. Box 8510 Boston, MA 02266-8510
■ By e-mail:	contactoakmark@oakmark.com
■ On the Internet	Oakmark – http://www.oakmark.com. Text-only versions of the Portfolio’s documents are located online and may be downloaded from: SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolio’s investment company registration number is 811-5349.

ADDRESS OF HARRIS ASSOCIATES L.P.

Two North LaSalle Street Chicago, Illinois 60602-3790

THE OAKMARK FUNDS 24-HOUR NAV HOTLINE

1-800-GROWOAK (1-800-476-9625)

OAKMARK SHAREHOLDER SERVICE
State Street Bank and Trust Company Attention: Oakmark Funds Family P.O. Box 8510 Boston, Massachusetts 02266-8510 1-800-OAKMARK (1-800-625-6275)

OAKGOVTPROS

Prospectus

Class A, B and C Shares

May 1, 2002

 GOLDMAN SACHS SPECIALTY FUNDS

■	Goldman Sachs Internet Tollkeeper Fund SM

■	Goldman Sachs Real Estate Securities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

GROWTH STYLE FUNDS—INTERNET TOLLKEEPER FUND

THE FUND INVESTS IN “INTERNET TOLLKEEPER” COMPANIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET AND OF “PURE” INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED ONE OR MORE OF THE FUND’S BENCHMARKS DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE. AS THE FUND’S ASSETS CONTINUE TO GROW, IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:
1. Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

REAL ESTATE SECURITIES FUND

Goldman Sachs’ Real Estate Securities Investment Philosophy:
When choosing the Fund’s securities, the Investment Adviser:

■	Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
■	Seeks to buy securities at a discount to the intrinsic value of the business (assets and management).
■	Seeks a team approach to decision making.

Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmarks:	S&P 500® Index NASDAQ Composite Index Goldman Sachs Internet Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Internet Tollkeeper” companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity investments in companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 20% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of

3

issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Tollkeepers. In general, the Investment Adviser defines a tollkeeper as a company with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Tollkeeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteristics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Internet Tollkeepers).

Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:

■	Access providers enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network.
■	Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
■	Media content providers own copyrights, distribution networks and/or programming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to benefit from a new distribution channel for their music and video properties. They also

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

will benefit from increasing demand for traditional items like CDs and DVDs driven by aggressive competition among Internet retailers.
■	Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, many Internet-based companies have not shown sustainable growth in the past, and the Investment Adviser believes that others will not show sustainable growth in the future. Many Internet-based companies that are engaged in electronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Characteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced management teams.

Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

Because of its narrow industry focus, the Fund’s investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

5

Goldman Sachs Real Estate Securities Fund

FUND FACTS

Objective:	Total return comprised of long-term growth of capital and dividend income

Benchmark:	Wilshire Real Estate Securities Index

Investment Focus:	REITs and real estate industry companies

Investment Style:	Growth at a discount

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of long-term growth of capital and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Other. The Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.

7

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Internet	Real Estate
of the Fund	Tollkeeper	Securities
— Not permitted	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	—	15

Cross Hedging of Currencies	•	•

Custodial Receipts and Trust Certificates	•	•

Equity Swaps*	15	15

Foreign Currency Transactions**	•	•

Futures Contracts and Options on Futures Contracts	•	•

Interest Rate Caps, Floors and Collars	—	•

Investment Company Securities (including exchange-traded funds)	10	10

Mortgage Dollar Rolls	—	•

Options on Foreign Currencies[1]	•	•

Options on Securities and Securities Indices[2]	•	•

Repurchase Agreements	•	•

Securities Lending	33 1/3	33 1/3

Short Sales Against the Box	25	25

Unseasoned Companies	•	•

Warrants and Stock Purchase Rights	•	•

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount each Fund may invest in foreign securities.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Internet	Real Estate
of the Fund	Tollkeeper	Securities
— Not permitted	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•
Asset-Backed and Mortgage-Backed Securities[3]	•	•
Bank Obligations[3]	•	•
Convertible Securities[4]	•	•
Corporate Debt Obligations[3]	•	•
Equity Investments	80 +	80 +
Emerging Country Securities[5]	25	15
Fixed Income Securities	20	20
Foreign Securities[5]	25	15
Non-Investment Grade Fixed Income Securities	20 [6]	20 [6]
Real Estate Investment Trusts	•	•
Stripped Mortgage-Backed Securities[3]	—	•
Structured Securities*[3]	•	•
Temporary Investments	•	•
U.S. Government Securities[3]	•	•
Yield Curve Options and Inverse Floating Rate Securities	—	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
[5]	The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
[6]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) at the time of investment.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Real
	Internet	Estate
• Applicable	Tollkeeper	Securities
— Not applicable	Fund	Fund

Internet	•	—
Credit/Default	•	•
Foreign	•	•
Emerging Countries	•	•
Industry Concentration	•	•
Stock	•	•
Derivatives	•	•
Interest Rate	•	•
IPO	•	•
Management	•	•
Market	•	•
Liquidity	•	•
REIT	•	•
Small Cap	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

10

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Industry Concentration Risk—The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular

11

industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.
■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

Internet Tollkeeper Fund:

■	Internet Risk—The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

13

Internet Tollkeeper FundSM

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’01 +24.76% Worst Quarter* Q3 ’01 -37.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 10/1/99)
Returns Before Taxes	-37.17%	-11.51%
Returns After Taxes on Distributions**	-37.17%	-11.73%
Returns After Taxes on Distributions and Sale of Fund Shares**	-22.64%	-9.10%
S&P 500 Index***	-11.88%	-3.63%
NASDAQ Composite Index****	-21.05%	-14.08%
Goldman Sachs Internet Index*****	-42.23%	-47.89%

Class B (Inception 10/1/99)
Returns Before Taxes	-37.39%	-11.19%
S&P 500 Index***	-11.88%	-3.63%
NASDAQ Composite Index****	-21.05%	-14.08%
Goldman Sachs Internet Index*****	-42.23%	-47.89%

Class C (Inception 10/1/99)
Returns Before Taxes	-34.70%	-9.98%
S&P 500 Index***	-11.88%	-3.63%
NASDAQ Composite Index****	-21.05%	-14.08%
Goldman Sachs Internet Index*****	-42.23%	-47.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.
*****	The Goldman Sachs Internet Index is a capitalization-weighted index of selected Internet companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

14

FUND PERFORMANCE

Real Estate Securities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’99 +12.80% Worst Quarter* Q3 ’99 -10.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 7/27/98)
Returns Before Taxes	0.88%	6.23%
Returns After Taxes on Distributions**	-1.56%	4.46%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.07%	4.10%
Wilshire Real Estate Securities Index***	10.45%	6.76%

Class B (Inception 7/27/98)
Returns Before Taxes	0.68%	6.36%
Wilshire Real Estate Securities Index***	10.45%	6.76%

Class C (Inception 7/27/98)
Returns Before Taxes	5.07%	7.28%
Wilshire Real Estate Securities Index***	10.45%	6.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) or individual retirement accounts.
***	The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

15

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Internet Tollkeeper Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.25%		0.25%		0.25%

Total Fund Operating Expenses*	1.50%		2.25%		2.25%

See page 18 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Internet Tollkeeper Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current expense limitations)	1.50%	2.25%	2.25%

16

FUND FEES AND EXPENSES

	Real Estate Securities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [6]
Management Fees	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.50%	[7]	1.00%		1.00%
Other Expenses[8]	0.33%		0.33%		0.33%

Total Fund Operating Expenses*	1.83%		2.33%		2.33%

See page 18 for all other footnotes.

*	As a result of current waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Real Estate Securities Fund

	Class A		Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	1.00%		1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	[7]	1.00%	1.00%
Other Expenses[8]	0.19%		0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.44%		2.19%	2.19%

17

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. A contingent deferred sales charge (“CDSC”) of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Funds’ annual operating expenses are based on actual expenses.
[7]	The Distributor has voluntarily agreed not to impose a portion of the distribution and service fee on Class A Shares of the Real Estate Securities Fund equal to 0.25% of the Fund’s Class A average daily net assets. The waiver may be terminated at any time at the option of the Distributor.
[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets, respectively:

Other
Fund	Expenses

Internet Tollkeeper	0.06%
Real Estate Securities	0.00%

18

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Internet Tollkeeper
Class A Shares	$694	$998	$1,323	$2,242
Class B Shares
– Assuming complete redemption at end of period	$728	$1,003	$1,405	$2,396
– Assuming no redemption	$228	$703	$1,205	$2,396
Class C Shares
– Assuming complete redemption at end of period	$328	$703	$1,205	$2,585
– Assuming no redemption	$228	$703	$1,205	$2,585

Real Estate Securities
Class A Shares	$726	$1,094	$1,486	$2,580
Class B Shares
– Assuming complete redemption at end of period	$736	$1,027	$1,445	$2,541
– Assuming no redemption	$236	$727	$1,245	$2,541
Class C Shares
– Assuming complete redemption at end of period	$336	$727	$1,245	$2,666
– Assuming no redemption	$236	$727	$1,245	$2,666

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example for the Real Estate Securities Fund and the Internet Tollkeeper Fund after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

19

Service Providers

INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable

20

SERVICE PROVIDERS

monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	December 31, 2001

Internet Tollkeeper	1.00%	1.00%

Real Estate Securities	1.00%	1.00%

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was, and continues as, President. Over the course of his 20-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Growth Investment Team

■	21-year consistent investment style applied through diverse and complete market cycles
■	More than $16 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

21

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty Investment Management Inc. (“Liberty”) and its predecessor firm, Eagle Asset Management (“Eagle”).

Gregory H. Ekizian Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Ekizian joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2001	Mr. Pyne joined the investment adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997 he was a product manager at Van Kampen Investments.

Ernest C. Segundo, Jr. Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

David G. Shell Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

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SERVICE PROVIDERS

______________________________________________________________________________________________________________

Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Fundamental real estate acquisition, development and operations
■	Real estate capital markets
■	Mergers and acquisitions
■	Asset management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty and its predecessor firm, Eagle.

Mark Howard-Johnson Vice President	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Howard-Johnson joined the Investment Adviser as a portfolio manager in 1998. His previous experience includes 15 years in the real estate finance business. From 1996 to 1998, he was the senior equity analyst for Boston Financial, responsible for the Pioneer Real Estate Shares Fund. Prior to joining Boston Financial, from 1994 to 1996, Mr. Howard-Johnson was a real estate securities analyst for The Penobscot Group, Inc., one of only two independent research firms in the public real estate securities business.

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DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the statement of additional information (the “Additional Statement”).

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Fund	Dividends	Distributions

Internet Tollkeeper	Annually	Annually

Real Estate Securities	Quarterly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

25

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	NFDS will not accept checks drawn on foreign banks, third-party checks, cashier’s checks, temporary checks, electronic fund transfers, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

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■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV for a share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

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SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.

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**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;

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SHAREHOLDER GUIDE

■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

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How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

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SHAREHOLDER GUIDE

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

33

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;

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SHAREHOLDER GUIDE

■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution

35

and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.
A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

36

SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the

38

SHAREHOLDER GUIDE

Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund that pays the distributions. No

39

interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

40

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although a Fund may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you

41

acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.
■	A signature guarantee may be required (see details above).

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

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SHAREHOLDER GUIDE

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

43

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are generally mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may

44

SHAREHOLDER GUIDE

charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from

45

these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class A Shares (Real Estate Securities Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

DISTRIBUTIONS

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies.

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APPENDIX A

Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may

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have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Each Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

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APPENDIX A

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue

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sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rate of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

54

APPENDIX A

not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated

55

substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

56

APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse

57

economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

Further information is provided in the Additional Statement, which is available upon request. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

58

APPENDIX A

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against

59

defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and

60

APPENDIX A

purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if

61

immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

62

APPENDIX A

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment

63

pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the- box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares™, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other

64

APPENDIX A

expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iShares™ are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary ReceiptsTM (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iShares™ (formerly World Equity Benchmark Shares or WEBS). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

65

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

66

APPENDIX A

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all

67

of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future

68

APPENDIX A

purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or

69

other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

70

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71

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors.

INTERNET TOLLKEEPER FUND

		Income (loss) from
		investment operations			Total
					distributions
	Net asset			Total	to shareholders
	value,	Net	Net realized	from	from net
	beginning	investment	and unrealized	investment	realized
	of period	loss[c]	gain (loss)	operations	gains

For the Years Ended December 31,
2001 - Class A Shares	$11.90	$(0.13)	$(3.86)	$(3.99)	$—
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)

For the Period Ended December 31,
1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—

See page 76 for all footnotes

72

APPENDIX B

						Ratios assuming
						no expense reductions
					Ratio of
Net asset		Net assets	Ratio of		net investment	Ratio of		Ratio of
value,		at end of	net expenses		loss to	expenses to		net investment	Portfolio
end of	Total	period	to average		average	average		loss to	turnover
period	return[a]	(in 000s)	net assets		net assets	net assets		average net assets	rate

$7.91	(33.53)%	$325,639	1.50%		(1.37)%	1.50%		(1.37)%	24%
7.77	(34.10)	345,170	2.25		(2.12)	2.25		(2.12)	24
7.77	(34.04)	173,860	2.25		(2.12)	2.25		(2.12)	24
7.98	(33.33)	56,030	1.10		(0.97)	1.10		(0.97)	24
7.89	(33.59)	309	1.60		(1.40)	1.60		(1.40)	24

11.90	(37.24)	664,994	1.50		(1.13)	1.50		(1.13)	82
11.79	(37.65)	621,790	2.25		(1.88)	2.25		(1.88)	82
11.78	(37.67)	339,431	2.25		(1.88)	2.25		(1.88)	82
11.97	(36.88)	104,631	1.10		(0.74)	1.10		(0.74)	82
11.88	(37.28)	566	1.60		(1.29)	1.60		(1.29)	82

19.25	92.50	575,535	1.50	[b]	(1.29)[b]	1.79	[b]	(1.58)[b]	16
19.20	92.00	537,282	2.25	[b]	(2.04)[b]	2.54	[b]	(2.33)[b]	16
19.19	91.90	329,135	2.25	[b]	(2.05)[b]	2.54	[b]	(2.34)[b]	16
19.25	92.50	68,275	1.10	[b]	(0.88)[b]	1.39	[b]	(1.17)[b]	16
19.23	92.30	53	1.60	[b]	(1.35)[b]	1.89	[b]	(1.64)[b]	16

73

REAL ESTATE SECURITIES FUND

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$11.00	$0.37	[c]	$0.34	$0.71
2001 - Class B Shares	11.05	0.30	[c]	0.34	0.64
2001 - Class C Shares	10.98	0.30	[c]	0.35	0.65
2001 - Institutional Shares	11.03	0.41	[c]	0.34	0.75
2001 - Service Shares	11.04	0.37	[c]	0.34	0.71

2000 - Class A Shares	8.68	0.44	[c]	2.28	2.72
2000 - Class B Shares	8.73	0.40	[c]	2.27	2.67
2000 - Class C Shares	8.66	0.39	[c]	2.27	2.66
2000 - Institutional Shares	8.69	0.48	[c]	2.30	2.78
2000 - Service Shares	8.69	0.44	[c]	2.30	2.74

1999 - Class A Shares	9.20	0.38	[c]	(0.48)	(0.10)
1999 - Class B Shares	9.27	0.28	[c]	(0.45)	(0.17)
1999 - Class C Shares	9.21	0.30	[c]	(0.48)	(0.18)
1999 - Institutional Shares	9.21	0.40	[c]	(0.47)	(0.07)
1999 - Service Shares	9.21	0.38	[c]	(0.49)	(0.11)

For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)
1998 - Class B Shares (commenced July 27)	10.00	0.14	[c]	(0.83)	(0.69)
1998 - Class C Shares (commenced July 27)	10.00	0.22	[c]	(0.91)	(0.69)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	[c]	(0.95)	(0.64)
1998 - Service Shares (commenced July 27)	10.00	0.25	[c]	(0.91)	(0.66)

See page 76 for all footnotes

74

APPENDIX B

Distributions to shareholders

	In excess						Net assets
From net	of net	From	From tax		Net asset		at end of
investment	investment	realized	return of	Total	value, end	Total	period
income	income	gains	capital	distributions	of period	return[a]	(in 000s)

$(0.39)	$—	$(0.47)	$—	$(0.86)	$10.85	6.75%	$144,286
(0.32)	—	(0.47)	—	(0.79)	10.90	5.98	7,559
(0.32)	—	(0.47)	—	(0.79)	10.84	6.13	5,594
(0.44)	—	(0.47)	—	(0.91)	10.87	7.16	74,923
(0.38)	—	(0.47)	—	(0.85)	10.90	6.83	2

(0.36)	—	—	(0.04)	(0.40)	11.00	31.86	122,964
(0.31)	—	—	(0.04)	(0.35)	11.05	31.04	5,355
(0.30)	—	—	(0.04)	(0.34)	10.98	31.14	2,991
(0.40)	—	—	(0.04)	(0.44)	11.03	32.45	74,125
(0.35)	—	—	(0.04)	(0.39)	11.04	31.99	2

(0.38)	(0.02)	—	(0.02)	(0.42)	8.68	(1.02)	93,443
(0.28)	(0.07)	—	(0.02)	(0.37)	8.73	(1.73)	457
(0.30)	(0.05)	—	(0.02)	(0.37)	8.66	(1.80)	697
(0.40)	(0.03)	—	(0.02)	(0.45)	8.69	(0.64)	42,790
(0.38)	(0.01)	—	(0.02)	(0.41)	8.69	(1.12)	1

(0.15)	—		—	(0.15)	9.20	(6.53)	19,961
(0.04)	—		—	(0.04)	9.27	(6.88)	2
(0.10)	—		—	(0.10)	9.21	(6.85)	1
(0.15)	—		—	(0.15)	9.21	(6.37)	47,516
(0.13)	—		—	(0.13)	9.21	(6.56)	1

75

REAL ESTATE SECURITIES FUND (continued)

					Ratios assuming
					no expense reductions

			Ratio of net				Ratio of net
	Ratio of net		investment		Ratio of		investment
	expenses		income to		expenses to		income		Portfolio
	to average		average		average		to average		turnover
	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	1.44%		3.36%		1.83%		2.97%		50%
2001 - Class B Shares	2.19		2.71		2.33		2.57		50
2001 - Class C Shares	2.19		2.74		2.33		2.60		50
2001 - Institutional Shares	1.04		3.75		1.18		3.61		50
2001 - Service Shares	1.54		3.32		1.68		3.18		50

2000 - Class A Shares	1.44		4.43		1.99		3.88		49
2000 - Class B Shares	2.19		3.93		2.49		3.63		49
2000 - Class C Shares	2.19		3.90		2.49		3.60		49
2000 - Institutional Shares	1.04		4.89		1.34		4.59		49
2000 - Service Shares	1.34		4.46		1.84		4.16		49

1999 - Class A Shares	1.44		4.14		1.96		3.62		37
1999 - Class B Shares	2.19		3.21		2.46		2.94		37
1999 - Class C Shares	2.19		3.38		2.46		3.11		37
1999 - Institutional Shares	1.04		4.43		1.31		4.16		37
1999 - Service Shares	1.54		4.17		1.81		3.90		37

For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)	1.47	[b]	23.52	[b]	3.52	[b]	21.47	[b]	6
1998 - Class B Shares (commenced July 27)	2.19	[b]	3.60	[b]	4.02	[b]	1.77	[b]	6
1998 - Class C Shares (commenced July 27)	2.19	[b]	5.49	[b]	4.02	[b]	3.66	[b]	6
1998 - Institutional Shares (commenced July 27)	1.04	[b]	8.05	[b]	2.82	[b]	6.22	[b]	6
1998 - Service Shares (commenced July 27)	1.54	[b]	6.29	[b]	3.37	[b]	4.46	[b]	6

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

76

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Internet Tollkeeper Fund
6	Goldman Sachs Real Estate Securities Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds

13 Fund Performance

16 Fund Fees and Expenses

20 Service Providers

25 Dividends

26 Shareholder Guide
26	How To Buy Shares
37	How To Sell Shares

47 Taxation

49 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

72 Appendix B Financial Highlights

Specialty Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov
Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

SPECPROABC

522658

Prospectus

Service Shares

May 1, 2002

 GOLDMAN SACHS SPECIALTY FUNDS

■	Goldman Sachs Internet Tollkeeper Fund SM

■	Goldman Sachs Real Estate Securities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

GROWTH STYLE FUNDS—INTERNET TOLLKEEPER FUND

THE FUND INVESTS IN “INTERNET TOLLKEEPER” COMPANIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET AND OF “PURE” INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED ONE OR MORE OF THE FUND’S BENCHMARKS DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE. AS THE FUND’S ASSETS CONTINUE TO GROW, IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:
1. Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

REAL ESTATE SECURITIES FUND

Goldman Sachs’ Real Estate Securities Investment Philosophy:
When choosing the Fund’s securities, the Investment Adviser:

■	Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
■	Seeks to buy securities at a discount to the intrinsic value of the business (assets and management).
■	Seeks a team approach to decision making.

Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmarks:	S&P 500® Index NASDAQ Composite Index Goldman Sachs Internet Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Internet Tollkeeper” companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity investments in companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 20% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of

3

issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Tollkeepers. In general, the Investment Adviser defines a tollkeeper as a company with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Tollkeeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteristics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Internet Tollkeepers).

Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:

■	Access providers enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network.
■	Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
■	Media content providers own copyrights, distribution networks and/or programming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to benefit from a new distribution channel for their music and video properties. They also

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

will benefit from increasing demand for traditional items like CDs and DVDs driven by aggressive competition among Internet retailers.
■	Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, many Internet-based companies have not shown sustainable growth in the past, and the Investment Adviser believes that others will not show sustainable growth in the future. Many Internet-based companies that are engaged in electronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Characteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced management teams.

Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

Because of its narrow industry focus, the Fund’s investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

5

Goldman Sachs Real Estate Securities Fund

FUND FACTS

Objective:	Total return comprised of long-term growth of capital and dividend income

Benchmark:	Wilshire Real Estate Securities Index

Investment Focus:	REITs and real estate industry companies

Investment Style:	Growth at a discount

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of long-term growth of capital and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Other. The Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.

7

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Internet	Real Estate
of the Fund	Tollkeeper	Securities
— Not permitted	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	—	15

Custodial Receipts and Trust Certificates	•	•

Cross Hedging of Currencies	•	•

Equity Swaps*	15	15

Foreign Currency Transactions**	•	•

Futures Contracts and Options on Futures Contracts	•	•

Interest Rate Caps, Floors and Collars	—	•

Investment Company Securities (including exchange-traded funds)	10	10

Mortgage Dollar Rolls	—	•

Options on Foreign Currencies[1]	•	•

Options on Securities and Securities Indices[2]	•	•

Repurchase Agreements	•	•

Securities Lending	33 1/3	33 1/3

Short Sales Against the Box	25	25

Unseasoned Companies	•	•

Warrants and Stock Purchase Rights	•	•

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount each Fund may invest in foreign securities.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Internet	Real Estate
of the Fund	Tollkeeper	Securities
— Not permitted	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•
Asset-Backed and Mortgage-Backed Securities[3]	•	•
Bank Obligations[3]	•	•
Convertible Securities[4]	•	•
Corporate Debt Obligations[3]	•	•
Equity Investments	80 +	80 +
Emerging Country Securities[5]	25	15
Fixed Income Securities	20	20
Foreign Securities[5]	25	15
Non-Investment Grade Fixed Income Securities	20 [6]	20 [6]
Real Estate Investment Trusts	•	•
Stripped Mortgage-Backed Securities[3]	—	•
Structured Securities*[3]	•	•
Temporary Investments	•	•
U.S. Government Securities[3]	•	•
Yield Curve Options and Inverse Floating Rate Securities	—	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
[5]	The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
[6]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) at the time of investment.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Real
	Internet	Estate
• Applicable	Tollkeeper	Securities
— Not applicable	Fund	Fund

Internet	•	—
Credit/ Default	•	•
Foreign	•	•
Emerging Countries	•	•
Industry Concentration	•	•
Stock	•	•
Derivatives	•	•
Interest Rate	•	•
IPO	•	•
Management	•	•
Market	•	•
Liquidity	•	•
REIT	•	•
Small Cap	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

10

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Industry Concentration Risk—The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular

11

industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.
■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

Internet Tollkeeper Fund:

■	Internet Risk—The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

13

Internet Tollkeeper FundSM

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’01 +24.64% Worst Quarter* Q3 ’01 -37.82%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 10/1/99)
Returns Before Taxes	-33.59%	-9.37%
Returns After Taxes on Distributions**	-33.59%	-9.59%
Returns After Taxes on Distributions and Sale of Fund Shares**	-20.45%	-7.44%
S&P 500 Index***	-11.88%	-3.63%
NASDAQ Composite Index****	-21.05%	-14.08%
Goldman Sachs Internet Index*****	-42.23%	-47.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The NASDAQ Composite Index is a broad-based composite-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.
*****	The Goldman Sachs Internet Index is a capitalization-weighted index of selected Internet companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

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FUND PERFORMANCE

Real Estate Securities Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’99 +12.88% Worst Quarter* Q3 ’99 -10.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 7/27/98)
Returns Before Taxes	6.83%	8.00%
Returns After Taxes on Distributions**	4.29%	6.25%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.72%	5.57%
Wilshire Real Estate Securities Index***	10.45%	6.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

15

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Internet	Real Estate
	Tollkeeper	Securities
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%	1.00%
Other Expenses	0.60%	0.68%
Service Fees[2]	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%
All Other Expenses[3]	0.10%	0.18%

Total Fund Operating Expenses*	1.60%	1.68%

See page 17 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Internet	Real Estate
	Tollkeeper	Securities
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%	1.00%
Other Expenses	0.60%	0.54%
Service Fees[2]	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%
All Other Expenses[3]	0.10%	0.04%

Total Fund Operating Expenses (after current expense limitations)	1.60%	1.54%

16

FUND FEES AND EXPENSES

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Internet Tollkeeper	0.06%
Real Estate Securities	0.00%

17

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Internet Tollkeeper	$163	$505	$871	$1,900

Real Estate Securities	$171	$530	$913	$1,987

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

18

Service Providers

INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable

19

monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	December 31, 2001

Internet Tollkeeper	1.00%	1.00%

Real Estate Securities	1.00%	1.00%

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was, and continues as, President. Over the course of his 20-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Growth Investment Team

■	21-year consistent investment style applied through diverse and complete market cycles
■	More than $16 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

20

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty Investment Management Inc. (“Liberty”) and its predecessor firm, Eagle Asset Management (“Eagle”).

Gregory H. Ekizian Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Ekizian joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2001	Mr. Pyne joined the investment adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997 he was a product manager at Van Kampen Investments.

Ernest C. Segundo, Jr. Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

David G. Shell Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

21

______________________________________________________________________________________________________________

Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Fundamental real estate acquisition, development and operations
■	Real estate capital markets
■	Mergers and acquisitions
■	Asset management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty and its predecessor firm, Eagle.

Mark Howard-Johnson Vice President	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Howard-Johnson joined the Investment Adviser as a portfolio manager in 1998. His previous experience includes 15 years in the real estate finance business. From 1996 to 1998, he was the senior equity analyst for Boston Financial, responsible for the Pioneer Real Estate Shares Fund. Prior to joining Boston Financial, from 1994 to 1996, Mr. Howard-Johnson was a real estate securities analyst for The Penobscot Group, Inc., one of only two independent research firms in the public real estate securities business.

22

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the statement of additional information (the “Additional Statement”).

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Fund	Dividends	Distributions

Internet Tollkeeper	Annually	Annually

Real Estate Securities	Quarterly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

24

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Funds custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, the Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

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What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Funds NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge

26

SHAREHOLDER GUIDE

to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Funds Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

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The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if the Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

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SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum

30

SHAREHOLDER GUIDE

account balance solely as a result of market conditions. The Fund will give 60 days, prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

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■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trusts (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

DISTRIBUTIONS

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies.

36

APPENDIX A

Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may

37

have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Each Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

38

APPENDIX A

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue

39

sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rate of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

40

APPENDIX A

not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated

41

substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

42

APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are

43

considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

Further information is provided in the Additional Statement, which is available upon request. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

44

APPENDIX A

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against

45

defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and

46

APPENDIX A

purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if

47

immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

48

APPENDIX A

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the

49

Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares™, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other

50

APPENDIX A

expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iShares™ are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary ReceiptsTM (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iShares™ (formerly World Equity Benchmark Shares or WEBS). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

51

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

52

APPENDIX A

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non- governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all

53

of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future

54

APPENDIX A

purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or

55

other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

56

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57

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors.

INTERNET TOLLKEEPER FUND

		Income (loss) from
		investment operations			Total
					distributions
	Net asset			Total	to shareholders
	value,	Net	Net realized	from	from net
	beginning	investment	and unrealized	investment	realized
	of period	loss[c]	gain (loss)	operations	gains

For the Years Ended December 31,
2001 - Class A Shares	$11.90	$(0.13)	$(3.86)	$(3.99)	$—
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)

For the Period Ended December 31,
1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—

See page 62 for all footnotes

58

APPENDIX B

						Ratios assuming
						no expense reductions
					Ratio of
Net asset		Net assets	Ratio of		net investment	Ratio of		Ratio of
value,		at end of	net expenses		loss to	expenses to		net investment	Portfolio
end of	Total	period	to average		average	average		loss to	turnover
period	return[a]	(in 000s)	net assets		net assets	net assets		average net assets	rate

$7.91	(33.53)%	$325,639	1.50%		(1.37)%	1.50%		(1.37)%	24%
7.77	(34.10)	345,170	2.25		(2.12)	2.25		(2.12)	24
7.77	(34.04)	173,860	2.25		(2.12)	2.25		(2.12)	24
7.98	(33.33)	56,030	1.10		(0.97)	1.10		(0.97)	24
7.89	(33.59)	309	1.60		(1.40)	1.60		(1.40)	24

11.90	(37.24)	664,994	1.50		(1.13)	1.50		(1.13)	82
11.79	(37.65)	621,790	2.25		(1.88)	2.25		(1.88)	82
11.78	(37.67)	339,431	2.25		(1.88)	2.25		(1.88)	82
11.97	(36.88)	104,631	1.10		(0.74)	1.10		(0.74)	82
11.88	(37.28)	566	1.60		(1.29)	1.60		(1.29)	82

19.25	92.50	575,535	1.50	[b]	(1.29)[b]	1.79	[b]	(1.58)[b]	16
19.20	92.00	537,282	2.25	[b]	(2.04)[b]	2.54	[b]	(2.33)[b]	16
19.19	91.90	329,135	2.25	[b]	(2.05)[b]	2.54	[b]	(2.34)[b]	16
19.25	92.50	68,275	1.10	[b]	(0.88)[b]	1.39	[b]	(1.17)[b]	16
19.23	92.30	53	1.60	[b]	(1.35)[b]	1.89	[b]	(1.64)[b]	16

59

REAL ESTATE SECURITIES FUND

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$11.00	$0.37	[c]	$0.34	$0.71
2001 - Class B Shares	11.05	0.30	[c]	0.34	0.64
2001 - Class C Shares	10.98	0.30	[c]	0.35	0.65
2001 - Institutional Shares	11.03	0.41	[c]	0.34	0.75
2001 - Service Shares	11.04	0.37	[c]	0.34	0.71

2000 - Class A Shares	8.68	0.44	[c]	2.28	2.72
2000 - Class B Shares	8.73	0.40	[c]	2.27	2.67
2000 - Class C Shares	8.66	0.39	[c]	2.27	2.66
2000 - Institutional Shares	8.69	0.48	[c]	2.30	2.78
2000 - Service Shares	8.69	0.44	[c]	2.30	2.74

1999 - Class A Shares	9.20	0.38	[c]	(0.48)	(0.10)
1999 - Class B Shares	9.27	0.28	[c]	(0.45)	(0.17)
1999 - Class C Shares	9.21	0.30	[c]	(0.48)	(0.18)
1999 - Institutional Shares	9.21	0.40	[c]	(0.47)	(0.07)
1999 - Service Shares	9.21	0.38	[c]	(0.49)	(0.11)

For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)
1998 - Class B Shares (commenced July 27)	10.00	0.14	[c]	(0.83)	(0.69)
1998 - Class C Shares (commenced July 27)	10.00	0.22	[c]	(0.91)	(0.69)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	[c]	(0.95)	(0.64)
1998 - Service Shares (commenced July 27)	10.00	0.25	[c]	(0.91)	(0.66)

See page 62 for all footnotes

60

APPENDIX B

Distributions to shareholders

	In excess						Net assets
From net	of net	From	From tax		Net asset		at end of
investment	investment	realized	return of	Total	value, end	Total	period
income	income	gains	capital	distributions	of period	return[a]	(in 000s)

$(0.39)	$—	$(0.47)	$—	$(0.86)	$10.85	6.75%	$144,286
(0.32)	—	(0.47)	—	(0.79)	10.90	5.98	7,559
(0.32)	—	(0.47)	—	(0.79)	10.84	6.13	5,594
(0.44)	—	(0.47)	—	(0.91)	10.87	7.16	74,923
(0.38)	—	(0.47)	—	(0.85)	10.90	6.83	2

(0.36)	—	—	(0.04)	(0.40)	11.00	31.86	122,964
(0.31)	—	—	(0.04)	(0.35)	11.05	31.04	5,355
(0.30)	—	—	(0.04)	(0.34)	10.98	31.14	2,991
(0.40)	—	—	(0.04)	(0.44)	11.03	32.45	74,125
(0.35)	—	—	(0.04)	(0.39)	11.04	31.99	2

(0.38)	(0.02)	—	(0.02)	(0.42)	8.68	(1.02)	93,443
(0.28)	(0.07)	—	(0.02)	(0.37)	8.73	(1.73)	457
(0.30)	(0.05)	—	(0.02)	(0.37)	8.66	(1.80)	697
(0.40)	(0.03)	—	(0.02)	(0.45)	8.69	(0.64)	42,790
(0.38)	(0.01)	—	(0.02)	(0.41)	8.69	(1.12)	1

(0.15)	—		—	(0.15)	9.20	(6.53)	19,961
(0.04)	—		—	(0.04)	9.27	(6.88)	2
(0.10)	—		—	(0.10)	9.21	(6.85)	1
(0.15)	—		—	(0.15)	9.21	(6.37)	47,516
(0.13)	—		—	(0.13)	9.21	(6.56)	1

61

REAL ESTATE SECURITIES FUND (continued)

					Ratios assuming
					no expense reductions

			Ratio of net				Ratio of net
	Ratio of net		investment		Ratio of		investment
	expenses		income to		expenses to		income		Portfolio
	to average		average		average		to average		turnover
	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	1.44%		3.36%		1.83%		2.97%		50%
2001 - Class B Shares	2.19		2.71		2.33		2.57		50
2001 - Class C Shares	2.19		2.74		2.33		2.60		50
2001 - Institutional Shares	1.04		3.75		1.18		3.61		50
2001 - Service Shares	1.54		3.32		1.68		3.18		50

2000 - Class A Shares	1.44		4.43		1.99		3.88		49
2000 - Class B Shares	2.19		3.93		2.49		3.63		49
2000 - Class C Shares	2.19		3.90		2.49		3.60		49
2000 - Institutional Shares	1.04		4.89		1.34		4.59		49
2000 - Service Shares	1.34		4.46		1.84		4.16		49

1999 - Class A Shares	1.44		4.14		1.96		3.62		37
1999 - Class B Shares	2.19		3.21		2.46		2.94		37
1999 - Class C Shares	2.19		3.38		2.46		3.11		37
1999 - Institutional Shares	1.04		4.43		1.31		4.16		37
1999 - Service Shares	1.54		4.17		1.81		3.90		37

For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)	1.47	[b]	23.52	[b]	3.52	[b]	21.47	[b]	6
1998 - Class B Shares (commenced July 27)	2.19	[b]	3.60	[b]	4.02	[b]	1.77	[b]	6
1998 - Class C Shares (commenced July 27)	2.19	[b]	5.49	[b]	4.02	[b]	3.66	[b]	6
1998 - Institutional Shares (commenced July 27)	1.04	[b]	8.05	[b]	2.82	[b]	6.22	[b]	6
1998 - Service Shares (commenced July 27)	1.54	[b]	6.29	[b]	3.37	[b]	4.46	[b]	6

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

62

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Internet Tollkeeper Fund
6	Goldman Sachs Real Estate Securities Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds

13 Fund Performance

16 Fund Fees and Expenses

19 Service Providers

24 Dividends

25 Shareholder Guide
25	How To Buy Shares
29	How To Sell Shares

33 Taxation

35 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

58 Appendix B Financial Highlights

Specialty Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

SPECPROSVC

Prospectus

Institutional Shares

May 1, 2002

 GOLDMAN SACHS SPECIALTY FUNDS

■	Goldman Sachs Internet Tollkeeper FundSM

■	Goldman Sachs Real Estate Securities Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

GROWTH STYLE FUNDS—INTERNET TOLLKEEPER FUND

THE FUND INVESTS IN “INTERNET TOLLKEEPER” COMPANIES, AND ITS NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET AND OF “PURE” INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE OUTPERFORMED ONE OR MORE OF THE FUND’S BENCHMARKS DURING SPECIFIED PERIODS OF TIME. THE FUND’S PARTICIPATION IN THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT ON THE FUND’S PERFORMANCE BECAUSE OF ITS RELATIVELY SMALL ASSET BASE. AS THE FUND’S ASSETS CONTINUE TO GROW, IT IS PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE FUND’S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

Goldman Sachs’ Growth Investment Philosophy:
1. Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at a favorable price—seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

Growth companies have earnings expectations that exceed those of the stock market as a whole.

REAL ESTATE SECURITIES FUND

Goldman Sachs’ Real Estate Securities Investment Philosophy:
When choosing the Fund’s securities, the Investment Adviser:

■	Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
■	Seeks to buy securities at a discount to the intrinsic value of the business (assets and management).
■	Seeks a team approach to decision making.

Over time, REITs (which stands for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

References in this Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmarks:	S&P 500® Index NASDAQ Composite Index Goldman Sachs Internet Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

Investment Style:	Growth

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in “Internet Tollkeeper” companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity investments in companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 20% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of

3

issuers in emerging markets or countries (“emerging countries”) and securities quoted in foreign currencies.

The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Tollkeepers. In general, the Investment Adviser defines a tollkeeper as a company with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Tollkeeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteristics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund’s 20% basket of securities which are not or may not be Internet Tollkeepers).

Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:

■	Access providers enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network.
■	Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
■	Media content providers own copyrights, distribution networks and/or programming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to benefit from a new distribution channel for their music and video properties. They also

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

will benefit from increasing demand for traditional items like CDs and DVDs driven by aggressive competition among Internet retailers.
■	Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, many Internet-based companies have not shown sustainable growth in the past, and the Investment Adviser believes that others will not show sustainable growth in the future. Many Internet-based companies that are engaged in electronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Characteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced management teams.

Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

Because of its narrow industry focus, the Fund’s investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund’s NAV is more likely to have greater fluctuations than that of a Fund which invests in other industries.

5

Goldman Sachs Real Estate Securities Fund

FUND FACTS

Objective:	Total return comprised of long-term growth of capital and dividend income

Benchmark:	Wilshire Real Estate Securities Index

Investment Focus:	REITs and real estate industry companies

Investment Style:	Growth at a discount

INVESTMENT OBJECTIVE

Fund seeks total return comprised of long-term growth of capital and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Other. The Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective.

7

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending
collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Internet	Real Estate
of the Fund	Tollkeeper	Securities
— Not permitted	Fund	Fund

Investment Practices

Borrowings	33 1/3	33 1/3

Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	—	15

Cross Hedging of Currencies	•	•

Custodial Receipts and Trust Certificates	•	•

Equity Swaps*	15	15

Foreign Currency Transactions**	•	•

Futures Contracts and Options on Futures Contracts	•	•

Interest Rate Caps, Floors and Collars	—	•

Investment Company Securities (including exchange-traded funds)	10	10

Mortgage Dollar Rolls	—	•

Options on Foreign Currencies[1]	•	•

Options on Securities and Securities Indices[2]	•	•

Repurchase Agreements	•	•

Securities Lending	33 1/3	33 1/3

Short Sales Against the Box	25	25

Unseasoned Companies	•	•

Warrants and Stock Purchase Rights	•	•

When-Issued Securities and Forward Commitments	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
**	Limited by the amount each Fund may invest in foreign securities.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

8

OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (excluding securities lending
collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies	Internet	Real Estate
of the Fund	Tollkeeper	Securities
— Not permitted	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts	•	•
Asset-Backed and Mortgage-Backed Securities[3]	•	•
Bank Obligations[3]	•	•
Convertible Securities[4]	•	•
Corporate Debt Obligations[3]	•	•
Equity Investments	80 +	80 +
Emerging Country Securities[5]	25	15
Fixed Income Securities	20	20
Foreign Securities[5]	25	15
Non-Investment Grade Fixed Income Securities	20 [6]	20 [6]
Real Estate Investment Trusts	•	•
Stripped Mortgage-Backed Securities[3]	—	•
Structured Securities*[3]	•	•
Temporary Investments	•	•
U.S. Government Securities[3]	•	•
Yield Curve Options and Inverse Floating Rate Securities	—	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
[5]	The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
[6]	May be BB or lower by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) at the time of investment.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Real
	Internet	Estate
• Applicable	Tollkeeper	Securities
— Not applicable	Fund	Fund

Internet	•	—
Credit/ Default	•	•
Foreign	•	•
Emerging Countries	•	•
Industry Concentration	•	•
Stock	•	•
Derivatives	•	•
Interest Rate	•	•
IPO	•	•
Management	•	•
Market	•	•
Liquidity	•	•
REIT	•	•
Small Cap	•	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

10

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin and South American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Industry Concentration Risk—The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular

11

industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Real Estate Securities Fund and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s NAV.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales of an advantageous time or without a substantial drop in price.
■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

Internet Tollkeeper Fund:

■	Internet Risk—The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense market volatility, worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

13

Internet Tollkeeper FundSM

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’01 +24.69% Worst Quarter* Q3 ’01 -37.74%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 10/1/99)
Returns Before Taxes	-33.33%	-8.92%
Returns After Taxes on Distributions**	-33.33%	-9.14%
Returns After Taxes on Distributions and Sale of Fund Shares**	-20.30%	-7.09%
S&P 500 Index***	-11.88%	-3.63%
NASDAQ Composite Index****	-21.05%	-14.08%
Goldman Sachs Internet Index*****	-42.23%	-47.89%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes.
*****	The Goldman Sachs Internet Index is a capitalization-weighted index of selected Internet companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

14

FUND PERFORMANCE

Real Estate Securities Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’99 +13.01% Worst Quarter* Q3 ’99 -10.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 7/27/98)
Returns Before Taxes	7.16%	8.43%
Returns After Taxes on Distributions**	4.42%	6.50%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.92%	5.81%
Wilshire Real Estate Securities Index***	10.45%	6.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rules and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Wilshire Real Estate Securities Index is an unmanaged index of publicly traded REITs and real estate operating companies. The Index figures do not reflect any deduction for fees, expenses or taxes.

15

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	Internet	Real Estate
	Tollkeeper	Securities
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[2]	0.10%	0.18%

Total Fund Operating Expenses*	1.10%	1.18%

See page 17 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Internet	Real Estate
	Tollkeeper	Securities
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[2]	0.10%	0.04%

Total Fund Operating Expenses (after current expense limitations)	1.10%	1.04%

16

FUND FEES AND EXPENSES

[1]	The Funds’ annual operating expenses are based on actual expenses.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Internet Tollkeeper	0.06%
Real Estate Securities	0.00%

17

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Internet Tollkeeper	$112	$350	$606	$1,340

Real Estate Securities	$120	$375	$649	$1,432

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

18

Service Providers

INVESTMENT ADVISER

Investment Adviser

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable

19

monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
	Contractual Rate	December 31, 2001

Internet Tollkeeper	1.00%	1.00%

Real Estate Securities	1.00%	1.00%

FUND MANAGERS

M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand joined Goldman Sachs in 1997 upon its acquisition of Commodities Corporation, LLC (now Goldman Sachs Princeton LLC) where he was, and continues as, President. Over the course of his 20-year career at Commodities Corporation (now Goldman Sachs Princeton LLC), Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

Growth Investment Team

■	21-year consistent investment style applied through diverse and complete market cycles
■	More than $16 billion in equities currently under management
■	More than 300 client account relationships
■	A portfolio management and analytical team with more than 250 years combined investment experience

______________________________________________________________________________________________________________

Growth Investment Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

20

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Kenneth T. Berents Managing Director Co-Chairman of Investment Committee	Senior Portfolio Manager— Internet Tollkeeper	Since 2000	Mr. Berents joined the Investment Adviser as a portfolio manager in 2000. From 1992 to 1999, he was Director of Research and head of the Investment Committee at Wheat First Union.

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty Investment Management Inc. (“Liberty”) and its predecessor firm, Eagle Asset Management (“Eagle”).

Gregory H. Ekizian Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Ekizian joined the Investment Adviser as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

Scott Kolar Vice President	Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Kolar joined the Investment Adviser as an equity analyst in 1997 and became a portfolio manager in 1999. From 1994 to 1997, he was an equity analyst and information systems specialist at Liberty.

Andrew F. Pyne Vice President	Senior Portfolio Manager— Internet Tollkeeper	Since 2001	Mr. Pyne joined the investment adviser as a product manager in 1997. He became a portfolio manager in August 2001. From 1992 to 1997 he was a product manager at Van Kampen Investments.

Ernest C. Segundo, Jr. Vice President Co-Chairman of Investment Committee	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Segundo joined the Investment Adviser as a portfolio manager in 1997. From 1992 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

David G. Shell Managing Director Co-Chief Investment Officer	Senior Portfolio Manager— Internet Tollkeeper	Since 1999	Mr. Shell joined the Investment Adviser as a portfolio manager in 1997. From 1987 to 1997, he was a portfolio manager at Liberty and its predecessor firm, Eagle.

21

______________________________________________________________________________________________________________

Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Fundamental real estate acquisition, development and operations
■	Real estate capital markets
■	Mergers and acquisitions
■	Asset management

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Herbert E. Ehlers Managing Director	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Ehlers joined the Investment Adviser as a senior portfolio manager and Chief Investment Officer of the Growth team in 1997. From 1981 to 1997, he was the Chief Investment Officer and Chairman of Liberty and its predecessor firm, Eagle.

Mark Howard-Johnson Vice President	Senior Portfolio Manager— Real Estate Securities	Since 1998	Mr. Howard-Johnson joined the Investment Adviser as a portfolio manager in 1998. His previous experience includes 15 years in the real estate finance business. From 1996 to 1998, he was the senior equity analyst for Boston Financial, responsible for the Pioneer Real Estate Shares Fund. Prior to joining Boston Financial, from 1994 to 1996, Mr. Howard-Johnson was a real estate securities analyst for The Penobscot Group, Inc., one of only two independent research firms in the public real estate securities business.

22

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds’ transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

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Dividends

Each Fund pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain ILA Portfolios. See the statement of additional information (the “Additional Statement”).

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Fund	Dividends	Distributions

Internet Tollkeeper	Annually	Annually

Real Estate Securities	Quarterly	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, the Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and

25

the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What is My Minimum Investment in the Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern offrequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

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■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time at the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone

29

redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be

32

SHAREHOLDER GUIDE

subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

DISTRIBUTIONS

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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TAXATION

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.

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APPENDIX A

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies.

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Internet and Internet-related companies are also subject to the risk of service disruptions and the risk of losses arising out of litigation related to these disruptions. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Risks of Investing in Small Capitalization Companies and REITs. Each Fund may invest in small capitalization companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may

38

APPENDIX A

have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Each Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United

39

States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The member countries currently issue

40

APPENDIX A

sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the member countries.

The new European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities a Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rate of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may

41

not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain Asian and other countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated

42

APPENDIX A

substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in Eastern Europe or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

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Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse

44

APPENDIX A

economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

Further information is provided in the Additional Statement, which is available upon request. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

45

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Each Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g. the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against

46

APPENDIX A

defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and

47

purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. The Funds may also, to the extent that they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if

48

APPENDIX A

immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

49

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the

50

APPENDIX A

Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the- box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iShares™, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other

51

expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iShares™ are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary ReceiptsTM (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iShares™ (formerly World Equity Benchmark Shares or WEBS). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

52

APPENDIX A

Unseasoned Companies. Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

53

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non- governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all

54

APPENDIX A

of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future

55

purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and does not treat them as borrowings.

Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or

56

APPENDIX A

other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

57

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request without charge). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors.

INTERNET TOLLKEEPER FUND

		Income (loss) from
		investment operations			Total
					distributions
	Net asset			Total	to shareholders
	value,	Net	Net realized	from	from net
	beginning	investment	and unrealized	investment	realized
	of period	loss[c]	gain (loss)	operations	gains

For the Years Ended December 31,
2001 - Class A Shares	$11.90	$(0.13)	$(3.86)	$(3.99)	$—
2001 - Class B Shares	11.79	(0.20)	(3.82)	(4.02)	—
2001 - Class C Shares	11.78	(0.20)	(3.81)	(4.01)	—
2001 - Institutional Shares	11.97	(0.09)	(3.90)	(3.99)	—
2001 - Service Shares	11.88	(0.13)	(3.86)	(3.99)	—

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)

For the Period Ended December 31,
1999 - Class A Shares (commenced October 1)	10.00	(0.05)	9.30	9.25	—
1999 - Class B Shares (commenced October 1)	10.00	(0.08)	9.28	9.20	—
1999 - Class C Shares (commenced October 1)	10.00	(0.08)	9.27	9.19	—
1999 - Institutional Shares (commenced October 1)	10.00	(0.03)	9.28	9.25	—
1999 - Service Shares (commenced October 1)	10.00	(0.05)	9.28	9.23	—

See page 62 for all footnotes

58

APPENDIX B

						Ratios assuming
						no expense reductions
					Ratio of
Net asset		Net assets	Ratio of		net investment	Ratio of		Ratio of
value,		at end of	net expenses		loss to	expenses to		net investment	Portfolio
end of	Total	period	to average		average	average		loss to	turnover
period	return[a]	(in 000s)	net assets		net assets	net assets		average net assets	rate

$7.91	(33.53)%	$325,639	1.50%		(1.37)%	1.50%		(1.37)%	24%
7.77	(34.10)	345,170	2.25		(2.12)	2.25		(2.12)	24
7.77	(34.04)	173,860	2.25		(2.12)	2.25		(2.12)	24
7.98	(33.33)	56,030	1.10		(0.97)	1.10		(0.97)	24
7.89	(33.59)	309	1.60		(1.40)	1.60		(1.40)	24

11.90	(37.24)	664,994	1.50		(1.13)	1.50		(1.13)	82
11.79	(37.65)	621,790	2.25		(1.88)	2.25		(1.88)	82
11.78	(37.67)	339,431	2.25		(1.88)	2.25		(1.88)	82
11.97	(36.88)	104,631	1.10		(0.74)	1.10		(0.74)	82
11.88	(37.28)	566	1.60		(1.29)	1.60		(1.29)	82

19.25	92.50	575,535	1.50	[b]	(1.29)[b]	1.79	[b]	(1.58)[b]	16
19.20	92.00	537,282	2.25	[b]	(2.04)[b]	2.54	[b]	(2.33)[b]	16
19.19	91.90	329,135	2.25	[b]	(2.05)[b]	2.54	[b]	(2.34)[b]	16
19.25	92.50	68,275	1.10	[b]	(0.88)[b]	1.39	[b]	(1.17)[b]	16
19.23	92.30	53	1.60	[b]	(1.35)[b]	1.89	[b]	(1.64)[b]	16

59

REAL ESTATE SECURITIES FUND

		Income (loss) from
		investment operations

	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
	of period	income		gain (loss)	operations

For the Years Ended December 31,
2001 - Class A Shares	$11.00	$0.37	[c]	$0.34	$0.71
2001 - Class B Shares	11.05	0.30	[c]	0.34	0.64
2001 - Class C Shares	10.98	0.30	[c]	0.35	0.65
2001 - Institutional Shares	11.03	0.41	[c]	0.34	0.75
2001 - Service Shares	11.04	0.37	[c]	0.34	0.71

2000 - Class A Shares	8.68	0.44	[c]	2.28	2.72
2000 - Class B Shares	8.73	0.40	[c]	2.27	2.67
2000 - Class C Shares	8.66	0.39	[c]	2.27	2.66
2000 - Institutional Shares	8.69	0.48	[c]	2.30	2.78
2000 - Service Shares	8.69	0.44	[c]	2.30	2.74

1999 - Class A Shares	9.20	0.38	[c]	(0.48)	(0.10)
1999 - Class B Shares	9.27	0.28	[c]	(0.45)	(0.17)
1999 - Class C Shares	9.21	0.30	[c]	(0.48)	(0.18)
1999 - Institutional Shares	9.21	0.40	[c]	(0.47)	(0.07)
1999 - Service Shares	9.21	0.38	[c]	(0.49)	(0.11)

For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)	10.00	0.15		(0.80)	(0.65)
1998 - Class B Shares (commenced July 27)	10.00	0.14	[c]	(0.83)	(0.69)
1998 - Class C Shares (commenced July 27)	10.00	0.22	[c]	(0.91)	(0.69)
1998 - Institutional Shares (commenced July 27)	10.00	0.31	[c]	(0.95)	(0.64)
1998 - Service Shares (commenced July 27)	10.00	0.25	[c]	(0.91)	(0.66)

See page 62 for all footnotes

60

APPENDIX B

Distributions to shareholders

	In excess						Net assets
From net	of net	From	From tax		Net asset		at end of
investment	investment	realized	return of	Total	value, end	Total	period
income	income	gains	capital	distributions	of period	return[a]	(in 000s)

$(0.39)	$—	$(0.47)	$—	$(0.86)	$10.85	6.75%	$144,286
(0.32)	—	(0.47)	—	(0.79)	10.90	5.98	7,559
(0.32)	—	(0.47)	—	(0.79)	10.84	6.13	5,594
(0.44)	—	(0.47)	—	(0.91)	10.87	7.16	74,923
(0.38)	—	(0.47)	—	(0.85)	10.90	6.83	2

(0.36)	—	—	(0.04)	(0.40)	11.00	31.86	122,964
(0.31)	—	—	(0.04)	(0.35)	11.05	31.04	5,355
(0.30)	—	—	(0.04)	(0.34)	10.98	31.14	2,991
(0.40)	—	—	(0.04)	(0.44)	11.03	32.45	74,125
(0.35)	—	—	(0.04)	(0.39)	11.04	31.99	2

(0.38)	(0.02)	—	(0.02)	(0.42)	8.68	(1.02)	93,443
(0.28)	(0.07)	—	(0.02)	(0.37)	8.73	(1.73)	457
(0.30)	(0.05)	—	(0.02)	(0.37)	8.66	(1.80)	697
(0.40)	(0.03)	—	(0.02)	(0.45)	8.69	(0.64)	42,790
(0.38)	(0.01)	—	(0.02)	(0.41)	8.69	(1.12)	1

(0.15)	—		—	(0.15)	9.20	(6.53)	19,961
(0.04)	—		—	(0.04)	9.27	(6.88)	2
(0.10)	—		—	(0.10)	9.21	(6.85)	1
(0.15)	—		—	(0.15)	9.21	(6.37)	47,516
(0.13)	—		—	(0.13)	9.21	(6.56)	1

61

REAL ESTATE SECURITIES FUND (continued)

					Ratios assuming
					no expense reductions

			Ratio of net				Ratio of net
	Ratio of net		investment		Ratio of		investment
	expenses		income to		expenses to		income		Portfolio
	to average		average		average		to average		turnover
	net assets		net assets		net assets		net assets		rate

For the Years Ended December 31,
2001 - Class A Shares	1.44%		3.36%		1.83%		2.97%		50%
2001 - Class B Shares	2.19		2.71		2.33		2.57		50
2001 - Class C Shares	2.19		2.74		2.33		2.60		50
2001 - Institutional Shares	1.04		3.75		1.18		3.61		50
2001 - Service Shares	1.54		3.32		1.68		3.18		50

2000 - Class A Shares	1.44		4.43		1.99		3.88		49
2000 - Class B Shares	2.19		3.93		2.49		3.63		49
2000 - Class C Shares	2.19		3.90		2.49		3.60		49
2000 - Institutional Shares	1.04		4.89		1.34		4.59		49
2000 - Service Shares	1.34		4.46		1.84		4.16		49

1999 - Class A Shares	1.44		4.14		1.96		3.62		37
1999 - Class B Shares	2.19		3.21		2.46		2.94		37
1999 - Class C Shares	2.19		3.38		2.46		3.11		37
1999 - Institutional Shares	1.04		4.43		1.31		4.16		37
1999 - Service Shares	1.54		4.17		1.81		3.90		37

For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)	1.47	[b]	23.52	[b]	3.52	[b]	21.47	[b]	6
1998 - Class B Shares (commenced July 27)	2.19	[b]	3.60	[b]	4.02	[b]	1.77	[b]	6
1998 - Class C Shares (commenced July 27)	2.19	[b]	5.49	[b]	4.02	[b]	3.66	[b]	6
1998 - Institutional Shares (commenced July 27)	1.04	[b]	8.05	[b]	2.82	[b]	6.22	[b]	6
1998 - Service Shares (commenced July 27)	1.54	[b]	6.29	[b]	3.37	[b]	4.46	[b]	6

a	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

b	Annualized.
c	Calculated based on the average shares outstanding methodology.

62

Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Internet Tollkeeper Fund
6	Goldman Sachs Real Estate Securities Fund

8 Other Investment Practices and Securities

10 Principal Risks of the Funds

13 Fund Performance

16 Fund Fees and Expenses

19 Service Providers

24 Dividends

25 Shareholder Guide
25	How To Buy Shares
29	How To Sell Shares

34 Taxation

36 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

58 Appendix B Financial Highlights

Specialty Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

SPECPROINST

Prospectus

Class A, B and C Shares

May 1, 2002

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE Tax-Managed Equity Fund (the “Fund”). CORE is an acronym for “Computer-Optimized, Research Enhanced,” which reflects the Fund’s investment process. Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE (“CORE”) STYLE FUND

Goldman Sachs’ CORE Tax-Managed Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

1

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards, and identifying securities for in-kind distribution. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.

Goldman Sachs CORE Tax-Managed Equity Fund is a fully invested portfolio that offers broad access to a well-defined stock universe, seeks to outperform its benchmark on an after-tax basis through consistent, disciplined stock selection, and is intended to be an effective tool for implementing a tax-managed strategy within an overall investment portfolio.

2

Fund Investment Objective and Strategies

Goldman Sachs
CORE Tax-Managed Equity Fund

FUND FACTS

Objective:	Long-term after-tax growth of capital

Benchmark:	Russell 3000 Index

Investment Focus:	A total market, broadly diversified portfolio of U.S. equity investments

Investment Style:	Tax-managed quantitative focus

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States.

The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index.

Tax-Managed Investing. In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

3

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
■	Limiting portfolio turnover that may result in taxable gains
■	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower basis
■	Maintaining a bias towards stocks with low dividend yields

In situations where the Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

4

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending
collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objective and strategies	Tax-Managed
of the Fund	Equity
— Not permitted	Fund

Investment Practices

Borrowings	33 1/3

Custodial Receipts and Trust Certificates	•

Equity Swaps*	15

Foreign Currency Transactions	—

Futures Contracts and Options on Futures Contracts	•[1]

Investment Company Securities (including exchange-traded funds)	10

Options on Securities and Securities Indices[2]	•

Repurchase Agreements	•

Securities Lending	33 1/3

Short Sales Against the Box	—

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Fund may enter into futures transactions only with respect to U.S. equity indices.
[2]	The Fund may sell covered call and put options and purchase call and put options.

5

10 Percent of total assets (including securities lending
collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objective and strategies	Tax-Managed
of the Fund	Equity
— Not permitted	Fund

Investment Securities

American and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[3]	—

Bank Obligations[3]	•

Convertible Securities	•

Corporate Debt Obligations[3]	•

Equity Investments	80 +

Emerging Country Securities	—

Fixed Income Securities[4]	20

Foreign Securities[5]	•

Non-Investment Grade Fixed Income Securities	—

Real Estate Investment Trusts (“REITs”)	•

Structured Securities*	•

Temporary Investments	35

U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Cash equivalents only.
[5]	Equity securities of foreign issuers must be traded in the United States.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

RISKS OF TAX-MANAGED INVESTING

Because the Investment Adviser balances investment considerations and tax considerations, the Fund’s pre-tax performance may be lower than the performance of a similar CORE Fund that is not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value (“NAV”) may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

INVESTMENT RISKS

CORE
Tax-Managed
Equity
• Applicable	Fund

Stock	•
Credit/ Default	•
Foreign	•
Derivatives	•
Interest Rate	•
Management	•
Market	•
Liquidity	•
Small Cap	•

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

7

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.
■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Because the Fund may invest in small capitalization stocks and REITs, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

8

PRINCIPAL RISKS OF THE FUND

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

9

Fund Performance

HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, B and C Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

10

FUND PERFORMANCE

CORE Tax-Managed Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’01 +11.12% Worst Quarter* Q3 ’01 -14.27%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Class A (Inception 4/3/00)
Returns Before Taxes	-15.93%	-15.11%
Returns After Taxes on Distributions**	-16.03%	-15.18%
Returns After Taxes on Distributions and Sale of Fund Shares**	-9.70%	-11.97%
Russell 3000 Index***	-11.46%	-13.02%

Class B (Inception 4/3/00)
Returns Before Taxes	-16.19%	-14.99%
Russell 3000 Index***	-11.46%	-13.02%

Class C (Inception 4/3/00)
Returns Before Taxes	-12.73%	-13.07%
Russell 3000 Index***	-11.46%	-13.02%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes.

11

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of the Fund.

	CORE Tax-Managed Equity Fund

	Class A	Class B	Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%[1]	None	None
Maximum Deferred Sales Charge (Load)[2]	None[1]	5.0%[3]	1.0%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees[5]	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.45%	0.45%	0.45%

Total Fund Operating Expenses*	1.45%	2.20%	2.20%

See page 13 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	CORE Tax-Managed Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current expense limitations)	1.24%	1.99%	1.99%

12

FUND FEES AND EXPENSES

[1]	The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Fund’s annual operating expenses are based on actual expenses.
[7]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of the Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

CORE Tax-Managed Equity	0.05%

13

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE Tax-Managed Equity
Class A Shares	$689	$983	$1,299	$2,190
Class B Shares
– Assuming complete redemption at end of period	$723	$988	$1,380	$2,344
– Assuming no redemption	$223	$688	$1,180	$2,344
Class C Shares
– Assuming complete redemption at end of period	$323	$688	$1,180	$2,534
– Assuming no redemption	$223	$688	$1,180	$2,534

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

14

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	CORE Tax-Managed Equity

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

15

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate For the
		Fiscal Year Ended
	Contractual Rate	December 31, 2001

CORE Tax-Managed Equity	0.75%	0.75%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

16

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

17

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

18

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains (although the Fund attempts to minimize capital gains and income distributions in seeking its investment objective). You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

CORE Tax-Managed Equity	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

19

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Fund?
You may purchase shares of the Fund through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in the Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application.

To Open an Account:

■	Complete the enclosed Account Application
■	Mail your payment and Account Application to:

      Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

      or

Goldman Sachs Funds c/o National Financial Data Services, Inc. (“NFDS”), P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds — (Name of Fund and Class of Shares)
–	NFDS will not accept checks drawn on foreign banks, third-party checks, cashier’s checks, temporary checks, electronic fund transfers, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (the Fund’s custodian). Please call the Fund at 1-800-526-7384 to get detailed instructions on how to wire your money.

20

SHAREHOLDER GUIDE

What Is My Minimum Investment In The Fund?

	Initial	Additional

Regular Accounts	$1,000	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Fund offers three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million— varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

21

■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV for a share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 1-800-526-7384.

22

SHAREHOLDER GUIDE

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

23

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or

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SHAREHOLDER GUIDE

■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Other exemptions may be stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of

25

dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Fund at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of the Fund will automatically convert into Class A Shares of the Fund at the end of the calendar quarter that is eight years after the purchase date.

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SHAREHOLDER GUIDE

If you acquire Class B Shares of the Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Fund is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.

27

■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.

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SHAREHOLDER GUIDE

■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Fund?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. The Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

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SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account) and exchanges of shares normally will be made only to an identically registered account.
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the

31

Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 as a result of a redemption. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. The Fund may, in its discretion, pay redemption proceeds in-kind at any time or if requested by a shareholder. The Fund anticipates that it will normally grant shareholder requests for an in-kind distribution so long as the distribution is in the best interests of the Fund and its other shareholders.

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SHAREHOLDER GUIDE

■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to capital gains tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

33

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of the Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds c/o NFDS P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery – Goldman Sachs Funds c/o NFDS 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Fund may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you

34

SHAREHOLDER GUIDE

acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and NFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.
■	A signature guarantee may be required (see details above).

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

35

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From The Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by the Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

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SHAREHOLDER GUIDE

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in the Fund.
■	Checks are generally mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.

The Fund does not generally provide sub-accounting services.

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What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/ or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Authorized Dealers and other persons in connection with the sale, distribution and/ or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

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SHAREHOLDER GUIDE

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B And C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of the Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

39

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

40

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

You should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes (although the Fund attempts to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

41

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Investments in the Fund are subject to the tax risks described previously under “Principal Risks of the Fund— Risks of Tax-Managed Investing.”

42

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and

43

all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not

44

APPENDIX A

typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

Concentration of the Fund’s assets in one or a few countries will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts evidencing an arrangement with a non-U.S. bank. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Derivative Investments. The Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars and structured securities involve additional risk of loss. Loss can result from a lack of

45

correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or

46

APPENDIX A

more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

47

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of

48

APPENDIX A

correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Fund may engage in futures transactions only with respect to U.S. equity indices.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

49

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

50

APPENDIX A

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

51

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.TM The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been

52

APPENDIX A

established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

53

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

54

APPENDIX A

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

55

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge).

CORE TAX-MANAGED EQUITY FUND

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
	of period	(loss)(c)	loss	operations	income

For the Year Ended December 31,
2001 - Class A Shares	$8.93	$—	$(0.99)	$(0.99)	$(0.02)
2001 - Class B Shares	8.89	(0.06)	(0.99)	(1.05)	—
2001 - Class C Shares	8.88	(0.06)	(0.99)	(1.05)	(0.01)
2001 - Institutional Shares	8.96	0.03	(1.00)	(0.97)	(0.03)
2001 - Service Shares	8.93	(0.01)	(0.99)	(1.00)	(0.03)

For the Period Ended December 31,
2000 - Class A Shares (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—
2000 - Class B Shares (commenced April 3)	10.00	—	(1.11)	(1.11)	—
2000 - Class C Shares (commenced April 3)	10.00	—	(1.12)	(1.12)	—
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

56

APPENDIX B

							Ratios assuming
							no expense reductions

					Ratio of net				Ratio of net
		Net assets	Ratio of net		investment		Ratio of		investment
Net asset		at end of	expenses to		income (loss)		expenses to		income (loss)		Portfolio
value, end	Total	period	average net		to average net		average		to average net		turnover
of period	return(a)	(in 000s)	assets		assets		net assets		assets		rate

$7.92	(11.03)%	$62,896	1.24%		—%		1.45%		(0.20)%		102%
7.84	(11.78)	37,711	1.99		(0.74)		2.20		(0.95)		102
7.82	(11.85)	33,089	1.99		(0.74)		2.20		(0.95)		102
7.96	(10.78)	9,933	0.84		0.42		1.05		0.21		102
7.90	(11.15)	723	1.34		(0.09)		1.55		(0.30)		102

8.93	(10.70)	64,396	1.24	(b)	0.63	(b)	2.03	(b)	(0.16	)(b)	77
8.89	(11.10)	34,538	1.99	(b)	(0.03	)(b)	2.78	(b)	(0.82	)(b)	77
8.88	(11.20)	25,640	1.99	(b)	(0.05	)(b)	2.78	(b)	(0.84	)(b)	77
8.96	(10.40)	11,787	0.84	(b)	1.87	(b)	1.63	(b)	1.08	(b)	77
8.93	(10.70)	533	1.34	(b)	0.94	(b)	2.13	(b)	0.15	(b)	77

57

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Index

1	General Investment Management Approach

3	Fund Investment Objective and Strategies
	3	Goldman Sachs CORE
Tax-Managed Equity Fund

5	Other Investment Practices and Securities

7	Principal Risks of the Fund

10	Fund Performance

12	Fund Fees and Expenses

15	Service Providers

19	Dividends

20	Shareholder Guide
	20	How To Buy Shares
	30	How To Sell Shares

41	Taxation

43	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

56	Appendix B Financial Highlights

CORE Tax-Managed Equity Fund Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com – (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

522659

CORTXPROABC

Prospectus

Institutional Shares

May 1, 2002

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE Tax-Managed Equity Fund (the “Fund”). CORE is an acronym for “Computer-Optimized, Research Enhanced,” which reflects the Fund’s investment process. Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE (“CORE”) STYLE FUND

Goldman Sachs’ CORE Tax-Managed Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

1

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards, and identifying securities for in-kind distribution. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.

Goldman Sachs CORE Tax-Managed Equity Fund is a fully invested portfolio that offers broad access to a well-defined stock universe, seeks to outperform its benchmark on an after-tax basis through consistent, disciplined stock selection, and is intended to be an effective tool for implementing a tax-managed strategy within an overall investment portfolio.

2

Fund Investment Objective and Strategies

Goldman Sachs
CORE Tax-Managed Equity Fund

FUND FACTS

Objective:	Long-term after-tax growth of capital

Benchmark:	Russell 3000 Index

Investment Focus:	A total market, broadly diversified portfolio of U.S. equity investments

Investment Style:	Tax-managed quantitative focus

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States.

The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index.

Tax-Managed Investing. In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

3

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
■	Limiting portfolio turnover that may result in taxable gains
■	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower basis
■	Maintaining a bias towards stocks with low dividend yields

In situations where the Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

4

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objective and strategies	Tax-Managed
of the Fund	Equity
— Not permitted	Fund

Investment Practices

Borrowings	33 1/3

Custodial Receipts and Trust Certificates	•

Equity Swaps*	15

Foreign Currency Transactions	—

Futures Contracts and Options on Futures Contracts	•[1]

Investment Company Securities (including exchange-traded funds)	10

Options on Securities and Securities Indices[2]	•

Repurchase Agreements	•

Securities Lending	33 1/3

Short Sales Against the Box	—

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Fund may enter into futures transactions only with respect to U.S. equity indices.
[2]	The Fund may sell covered call and put options and purchase call and put options.

5

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objective and strategies	Tax-Managed
of the Fund	Equity
— Not permitted	Fund

Investment Securities

American and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[3]	—

Bank Obligations[3]	•

Convertible Securities	•

Corporate Debt Obligations[3]	•

Equity Investments	80 +

Emerging Country Securities	—

Fixed Income Securities[4]	20

Foreign Securities[5]	•

Non-Investment Grade Fixed Income Securities	—

Real Estate Investment Trusts (“REITs”)	•

Structured Securities*	•

Temporary Investments	35

U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Cash equivalents only.
[5]	Equity securities of foreign issuers must be traded in the United States.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

RISKS OF TAX-MANAGED INVESTING

Because the Investment Adviser balances investment considerations and tax considerations, the Fund’s pre-tax performance may be lower than the performance of a similar CORE Fund that is not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value (“NAV”) may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

INVESTMENT RISKS

CORE
Tax-Managed
Equity
• Applicable	Fund

Stock	•
Credit/ Default	•
Foreign	•
Derivatives	•
Interest Rate	•
Management	•
Market	•
Liquidity	•
Small Cap	•

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

7

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.
■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Because the Fund may invest in small capitalization stocks and REITs, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

8

PRINCIPAL RISKS OF THE FUND

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

9

Fund Performance

HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

10

FUND PERFORMANCE

CORE Tax-Managed Equity Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’01 +11.19% Worst Quarter* Q3 ’01 -14.30%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Institutional Shares (Inception 4/3/00)
Returns Before Taxes	-10.78%	-12.02%
Returns After Taxes on Distributions**	-10.93%	-12.10%
Returns After Taxes on Distributions and Sale of Fund Shares**	-6.56%	-9.56%
Russell 3000 Index***	-11.46%	-13.02%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes.

11

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of the Fund.

CORE
Tax-Managed
Equity
Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.30%

Total Fund Operating Expenses*	1.05%

See page 13 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

CORE
Tax-Managed
Equity
Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.09%

Total Fund Operating Expenses (after current expense limitations)	0.84%

12

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

CORE Tax-Managed Equity	0.05%

13

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE Tax-Managed Equity	$107	$334	$579	$1,283

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

14

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	CORE Tax-Managed Equity

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

15

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate For the
		Fiscal Year Ended
	Contractual Rate	December 31, 2001

CORE Tax-Managed Equity	0.75%	0.75%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

16

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

17

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

18

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains (although the Fund attempts to minimize capital gains and income distributions in seeking its investment objective). You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

CORE Tax-Managed Equity	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

19

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Fund?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in the Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.

20

SHAREHOLDER GUIDE

■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Fund or Goldman Sachs for the services provided by them with respect to the Fund’s Institutional Shares. These payments may be in addition to other payments borne by the Fund.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Fund?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of the Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees

■ Individual investors	$10,000,000
■ Qualified non-profit organizations, charitable trusts, foundations and endowments
■ Accounts over which GSAM or its advisory affiliates have investment discretion

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.

22

SHAREHOLDER GUIDE

■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 1-800-621-2550.

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In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Fund?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, the Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Fund as described under “How Do I Purchase Shares Through A Financial Institution?”

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm

24

SHAREHOLDER GUIDE

that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. The Fund may, in its discretion, pay redemption proceeds in-kind at any time or if requested by a shareholder. The Fund anticipates that it will normally grant shareholder requests for an in-kind distribution so long as the distribution is in the best interests of the Fund and its other shareholders.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

26

SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

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For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Fund does not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

You should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes (although the Fund attempts to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Investments in the Fund are subject to the tax risks described previously under “Principal Risks of the Fund— Risks of Tax-Managed Investing.”

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and

31

all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not

32

APPENDIX A

typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

Concentration of the Fund’s assets in one or a few countries will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts evidencing an arrangement with a non-U.S. bank. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Derivative Investments. The Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars and structured securities involve additional risk of loss. Loss can result from a lack of

33

correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or

34

APPENDIX A

more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of

36

APPENDIX A

correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Fund may engage in futures transactions only with respect to U.S. equity indices.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

37

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

38

APPENDIX A

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

39

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.TM The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been

40

APPENDIX A

established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

41

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

42

APPENDIX A

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

43

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge).

CORE TAX-MANAGED EQUITY FUND

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
	of period	(loss)(c)	loss	operations	income

For the Year Ended December 31,
2001 - Class A Shares	$8.93	$—	$(0.99)	$(0.99)	$(0.02)
2001 - Class B Shares	8.89	(0.06)	(0.99)	(1.05)	—
2001 - Class C Shares	8.88	(0.06)	(0.99)	(1.05)	(0.01)
2001 - Institutional Shares	8.96	0.03	(1.00)	(0.97)	(0.03)
2001 - Service Shares	8.93	(0.01)	(0.99)	(1.00)	(0.03)

For the Period Ended December 31,
2000 - Class A Shares (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—
2000 - Class B Shares (commenced April 3)	10.00	—	(1.11)	(1.11)	—
2000 - Class C Shares (commenced April 3)	10.00	—	(1.12)	(1.12)	—
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

44

APPENDIX B

							Ratios assuming
							no expense reductions

					Ratio of net				Ratio of net
		Net assets	Ratio of net		investment		Ratio of		investment
Net asset		at end of	expenses to		income (loss)		expenses to		income (loss)		Portfolio
value, end	Total	period	average net		to average net		average		to average net		turnover
of period	return(a)	(in 000s)	assets		assets		net assets		assets		rate

$7.92	(11.03)%	$62,896	1.24%		—%		1.45%		(0.20)%		102%
7.84	(11.78)	37,711	1.99		(0.74)		2.20		(0.95)		102
7.82	(11.85)	33,089	1.99		(0.74)		2.20		(0.95)		102
7.96	(10.78)	9,933	0.84		0.42		1.05		0.21		102
7.90	(11.15)	723	1.34		(0.09)		1.55		(0.30)		102

8.93	(10.70)	64,396	1.24	(b)	0.63	(b)	2.03	(b)	(0.16	)(b)	77
8.89	(11.10)	34,538	1.99	(b)	(0.03	)(b)	2.78	(b)	(0.82	)(b)	77
8.88	(11.20)	25,640	1.99	(b)	(0.05	)(b)	2.78	(b)	(0.84	)(b)	77
8.96	(10.40)	11,787	0.84	(b)	1.87	(b)	1.63	(b)	1.08	(b)	77
8.93	(10.70)	533	1.34	(b)	0.94	(b)	2.13	(b)	0.15	(b)	77

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Index

1 General Investment Management Approach

3 Fund Investment Objective and Strategies
3	Goldman Sachs CORE Tax-Managed Equity Fund

5 Other Investment Practices and Securities

7 Principal Risks of the Fund

10 Fund Performance

12 Fund Fees and Expenses

15 Service Providers

19 Dividends

20 Shareholder Guide
20	How To Buy Shares
24	How To Sell Shares

29 Taxation

31 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

44 Appendix B Financial Highlights

CORE Tax-Managed Equity Fund Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

CORTXPROINST

Prospectus

Service Shares

May 1, 2002

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the CORE Tax-Managed Equity Fund (the “Fund”). CORE is an acronym for “Computer-Optimized, Research Enhanced,” which reflects the Fund’s investment process. Goldman Sachs Asset Management is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE (“CORE”) STYLE FUND

Goldman Sachs’ CORE Tax-Managed Investment Philosophy:
Goldman Sachs’ quantitative style of funds—CORE—emphasizes the two building blocks of active management: stock selection and portfolio construction.

I. CORE Stock Selection

The CORE Funds use the Goldman Sachs’ proprietary multifactor model (“Multifactor Model”), a rigorous computerized rating system, to forecast the returns of securities held in the Fund’s portfolio. The Multifactor Model incorporates common variables covering measures of:

■	Research (What do fundamental analysts think about the company and its prospects?)
■	Value (How is the company priced relative to fundamental accounting measures?)
■	Momentum (What are medium-term price trends? How has the price responded to new information?)
■	Profitability (What is the company’s margin on sales? How efficient are its operations?)
■	Earnings Quality (Were earnings derived from sustainable (cash-based) sources?)

All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast. Stock selection in this process combines both our quantitative and qualitative analysis.

1

II. CORE Portfolio Construction

A proprietary risk model, which is intended to identify and measure risk as accurately as possible, includes all the above factors used in the return model to select stocks, as well as several other factors associated with risk but not return. In this process, the Investment Adviser manages risk by attempting to limit deviations from the benchmark, and by attempting to run a size and sector neutral portfolio. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards, and identifying securities for in-kind distribution. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s benchmark.

Goldman Sachs CORE Tax-Managed Equity Fund is a fully invested portfolio that offers broad access to a well-defined stock universe, seeks to outperform its benchmark on an after-tax basis through consistent, disciplined stock selection, and is intended to be an effective tool for implementing a tax-managed strategy within an overall investment portfolio.

2

Fund Investment Objective and Strategies

Goldman Sachs
CORE Tax-Managed Equity Fund

FUND FACTS

Objective:	Long-term after-tax growth of capital

Benchmark:	Russell 3000 Index

Investment Focus:	A total market, broadly diversified portfolio of U.S. equity investments

Investment Style:	Tax-managed quantitative focus

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States.

The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index.

Tax-Managed Investing. In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

3

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
■	Limiting portfolio turnover that may result in taxable gains
■	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower basis
■	Maintaining a bias towards stocks with low dividend yields

In situations where the Fund would otherwise be required to sell portfolio securities to meet shareholder redemption requests (and possibly realizing taxable gains), the Fund may borrow money to make the necessary redemption payments. In addition, Goldman Sachs may, but would not in any instance be required to, make contemporaneous purchases of Fund shares for its own account that would provide the Fund with cash to meet its redemption payment obligations.

When the Fund borrows money, the Investment Adviser intends to hedge the excess market exposure created by borrowing. There is no guarantee such hedging will be completely effective.

The Fund may not achieve its investment objective of providing “after-tax” growth of capital for various reasons. Implementation of tax-managed investment strategies may not materially reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

4

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information see Appendix A.

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objective and strategies	Tax-Managed
of the Fund	Equity
— Not permitted	Fund

Investment Practices

Borrowings	33 1/3

Custodial Receipts and Trust Certificates	•

Equity Swaps*	15

Foreign Currency Transactions	—

Futures Contracts and Options on Futures Contracts	•[1]

Investment Company Securities (including exchange-traded funds)	10

Options on Securities and Securities Indices[2]	•

Repurchase Agreements	•

Securities Lending	33 1/3

Short Sales Against the Box	—

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Fund may enter into futures transactions only with respect to U.S. equity indices.
[2]	The Fund may sell covered call and put options and purchase call and put options.

5

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	CORE
limited only by the objective and strategies	Tax-Managed
of the Fund	Equity
— Not permitted	Fund

Investment Securities

American and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[3]	—

Bank Obligations[3]	•

Convertible Securities	•

Corporate Debt Obligations[3]	•

Equity Investments	80+

Emerging Country Securities	—

Fixed Income Securities[4]	20

Foreign Securities[5]	•

Non-Investment Grade Fixed Income Securities	—

Real Estate Investment Trusts (“REITs”)	•

Structured Securities*	•

Temporary Investments	35

U.S. Government Securities[3]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[3]	Limited by the amount the Fund invests in fixed-income securities.
[4]	Cash equivalents only.
[5]	Equity securities of foreign issuers must be traded in the United States.

6

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

RISKS OF TAX-MANAGED INVESTING

Because the Investment Adviser balances investment considerations and tax considerations, the Fund’s pre-tax performance may be lower than the performance of a similar CORE Fund that is not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value (“NAV”) may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

The Fund is not a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

INVESTMENT RISKS

CORE
Tax-Managed
Equity
• Applicable	Fund

Stock	•
Credit/ Default	•
Foreign	•
Derivatives	•
Interest Rate	•
Management	•
Market	•
Liquidity	•
Small Cap	•

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

7

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by the Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when the Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.
■	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Because the Fund may invest in small capitalization stocks and REITs, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.
■	Small Cap Risk—The securities of small capitalization stocks involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

8

PRINCIPAL RISKS OF THE FUND

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

9

Fund Performance

HOW THE FUND HAS PERFORMED

The bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Service Shares from year to year; and (b) how the average annual total returns of the Fund’s Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

INFORMATION ON AFTER TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on the Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on Fund distributions on the Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on the Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 38.6% for ordinary income dividends and 20% for capital gains distributions) and do not reflect state and local taxes.

10

FUND PERFORMANCE

CORE Tax-Managed Equity Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’01 +11.13% Worst Quarter* Q3 ’01 -14.29%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2001	1 Year	Since Inception

Service Shares (Inception 4/3/00)
Returns Before Taxes	-11.15%	-12.40%
Returns After Taxes on Distributions**	-11.30%	-12.48%
Returns After Taxes on Distributions and Sale of Fund Shares**	-6.79%	-9.86%
Russell 3000 Index***	-11.46%	-13.02%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes.

11

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of the Fund.

CORE
Tax-Managed
Equity
Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.75%
Other Expenses	0.80%
Service Fees[2]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[3]	0.30%

Total Fund Operating Expenses*	1.55%

See page 13 for all other footnotes.

*	As a result of current expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Fund which are actually incurred as of the date of this Prospectus are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

CORE
Tax-Managed
Equity
Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.75%
Other Expenses	0.59%
Service Fees[2]	0.25%
Shareholder Administration Fee	0.25%
All Other Expenses[3]	0.09%

Total Fund Operating Expenses (after current expense limitations)	1.34%

12

FUND FEES AND EXPENSES

[1]	The Fund’s annual operating expenses are based on actual expenses.
[2]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentage of the Fund’s average daily net assets:

Other
Fund	Expenses

CORE Tax-Managed Equity	0.05%

13

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

CORE Tax-Managed Equity	$158	$490	$845	$1,845

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Statement of Additional Information (“Additional Statement”).

14

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management (“GSAM”) 32 Old Slip New York, New York 10005	CORE Tax-Managed Equity

GSAM is a business unit of the Investment Management Division (“IMD”) of Goldman Sachs. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of $329.6 billion.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the “SEC”) and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

15

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fee, computed daily and payable monthly, at the annual rate listed below (as a percentage of the Fund’s average daily net assets):

		Actual Rate For the
		Fiscal Year Ended
	Contractual Rate	December 31, 2001

CORE Tax-Managed Equity	0.75%	0.75%

The difference, if any, between the stated fees and the actual fees paid by the Fund reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

16

SERVICE PROVIDERS

FUND MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman was the head of the Firmwide Risk department of Goldman Sachs since becoming a Partner in 1994. Preceding his time in the Operations, Technology & Finance Division, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff
■	Access to the research ideas of Goldman Sachs’ renowned Global Investment Research Department
■	More than $24 billion in equities currently under management
■	Proprietary research on quantitative models and tax-advantaged strategies

______________________________________________________________________________________________________________

Quantitative Equity Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director Product Manager for Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities.

Robert C. Jones Managing Director Head of Quantitative Equities	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Victor H. Pinter Vice President Head of Portfolio Construction	Senior Portfolio Manager— CORE Tax-Managed Equity	Since 2000	Mr. Pinter joined the Investment Adviser as a research analyst in 1989. He became a portfolio manager in 1992.

17

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

18

Dividends

The Fund pays dividends from its investment company taxable income and distributions from net realized capital gains (although the Fund attempts to minimize capital gains and income distributions in seeking its investment objective). You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

CORE Tax-Managed Equity	Annually	Annually

From time to time a portion of the Fund’s dividends may constitute a return of capital.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

19

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Fund’s Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Fund?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Fund on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (the Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

20

SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Fund that are attributable to or held in the name of the Service Organization for its customers.

21

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Service Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Fund?
The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Reject or restrict any purchase or exchange orders by a particular purchaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.

The Fund may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Fund calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

22

SHAREHOLDER GUIDE

The Fund’s investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Trustees.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Fund receives your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Fund receives your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 1-800-621-2550.

In addition, the impact of events that occur after the publication of market quotations used by the Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Fund?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their

23

redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Fund. Generally, the Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

24

SHAREHOLDER GUIDE

How Are Redemption Proceeds Paid?
By Wire: The Fund will arrange for redemption proceeds to be wired as federal funds to the bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Fund will not redeem Service Shares on this basis if the value of the account falls below the minimum

25

account balance solely as a result of market conditions. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. The Fund may, in its discretion, pay redemption proceeds in-kind at any time if requested by a shareholder. The Fund anticipates that it will normally grant shareholder requests for an in-kind distribution so long as the distribution is in the best interests of the Fund and its other shareholders.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at NAV in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of the Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

26

SHAREHOLDER GUIDE

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

27

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Fund annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

You should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes (although the Fund attempts to minimize capital gains and income distributions in seeking its investment objective). This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s income dividend distributions and short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

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SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, the Fund must withhold a percentage of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. For payments made during 2002, this withholding rate is 30%. Lower rates are scheduled to apply in certain later years.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Investments in the Fund are subject to the tax risks described previously under “Principal Risks of the Fund— Risks of Tax-Managed Investing.”

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Fund will be subject to the risks associated with equity investments. “Equity investments” include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. Recently, certain stock markets have experienced substantial price volatility.

To the extent that the Fund invests in fixed-income securities, the Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that the investment objective and

31

all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization Companies. The Fund may invest in small capitalization companies. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Fund may invest in foreign issuers that are traded in the United States. Foreign investments involve special risks that are not

32

APPENDIX A

typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

Concentration of the Fund’s assets in one or a few countries will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts evidencing an arrangement with a non-U.S. bank. GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Derivative Investments. The Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars and structured securities involve additional risk of loss. Loss can result from a lack of

33

correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”) and, therefore, is liquid.

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), domestic corporations, banks and other issuers. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or

34

APPENDIX A

more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s or P-2 by Moody’s
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Further information is provided in the Additional Statement, which is available upon request. The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

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Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities and Securities Indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of

36

APPENDIX A

correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Fund may engage in futures transactions only with respect to U.S. equity indices.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund’s outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund’s net assets.

Futures contracts and related options present the following risks:

■	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

37

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
■	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the

38

APPENDIX A

settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers, including Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

39

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. The Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts.TM The Fund may, consistent with its investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (“AMEX”) that represent ownership in the SPDR Trust, a trust which has been

40

APPENDIX A

established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM (formerly World Equity Benchmark Shares or WEBs). iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

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Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

42

APPENDIX A

Borrowings. The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

43

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge).

CORE TAX-MANAGED EQUITY FUND

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
	of period	(loss)(c)	loss	operations	income

For the Year Ended December 31,
2001 - Class A Shares	$8.93	$—	$(0.99)	$(0.99)	$(0.02)
2001 - Class B Shares	8.89	(0.06)	(0.99)	(1.05)	—
2001 - Class C Shares	8.88	(0.06)	(0.99)	(1.05)	(0.01)
2001 - Institutional Shares	8.96	0.03	(1.00)	(0.97)	(0.03)
2001 - Service Shares	8.93	(0.01)	(0.99)	(1.00)	(0.03)

For the Period Ended December 31,
2000 - Class A Shares (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—
2000 - Class B Shares (commenced April 3)	10.00	—	(1.11)	(1.11)	—
2000 - Class C Shares (commenced April 3)	10.00	—	(1.12)	(1.12)	—
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

44

APPENDIX B

							Ratios assuming
							no expense reductions

					Ratio of net				Ratio of net
		Net assets	Ratio of net		investment		Ratio of		investment
Net asset		at end of	expenses to		income (loss)		expenses to		income (loss)		Portfolio
value, end	Total	period	average net		to average net		average		to average net		turnover
of period	return(a)	(in 000s)	assets		assets		net assets		assets		rate

$7.92	(11.03)%	$62,896	1.24%		—%		1.45%		(0.20)%		102%
7.84	(11.78)	37,711	1.99		(0.74)		2.20		(0.95)		102
7.82	(11.85)	33,089	1.99		(0.74)		2.20		(0.95)		102
7.96	(10.78)	9,933	0.84		0.42		1.05		0.21		102
7.90	(11.15)	723	1.34		(0.09)		1.55		(0.30)		102

8.93	(10.70)	64,396	1.24	(b)	0.63	(b)	2.03	(b)	(0.16	)(b)	77
8.89	(11.10)	34,538	1.99	(b)	(0.03	)(b)	2.78	(b)	(0.82	)(b)	77
8.88	(11.20)	25,640	1.99	(b)	(0.05	)(b)	2.78	(b)	(0.84	)(b)	77
8.96	(10.40)	11,787	0.84	(b)	1.87	(b)	1.63	(b)	1.08	(b)	77
8.93	(10.70)	533	1.34	(b)	0.94	(b)	2.13	(b)	0.15	(b)	77

45

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Index

1	General Investment Management Approach

3	Fund Investment Objective and Strategies
	3	Goldman Sachs CORE
Tax-Managed Equity Fund

5	Other Investment Practices and Securities

7	Principal Risks of the Fund

10	Fund Performance

12	Fund Fees and Expenses

15	Service Providers

19	Dividends

20	Shareholder Guide
	20	How To Buy Shares
	23	How To Sell Shares

29	Taxation

31	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

44	Appendix B Financial Highlights

CORE Tax-Managed Equity Fund Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Fund’s investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.

CORTXPROSVC

GOLDMAN SACHS MONEY MARKET FUNDS

CASH PORTFOLIO

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2002

INSTITUTIONAL SHARES
ADMINISTRATION SHARES
PREFERRED SHARES

         Goldman Sachs Trust (the “Trust”) is an open-end management investment company (or mutual fund). This Statement of Additional Information relates solely to the offering of Institutional, Administration and Preferred Shares of the Cash Portfolio (the “Portfolio”).

         Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Portfolio’s investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolio.

         The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

         The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients’ interests. Service organizations and other Goldman Sachs clients will be assigned an Account Administrator (“AA”), who is ready to help with questions concerning their accounts. During business hours, service organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service organizations to purchase and redeem shares and also obtain Portfolio and account information directly.

         This Statement of Additional Information (“Additional Statement”) is not a Prospectus and should be read in conjunction with the Prospectuses for the Portfolio and share classes mentioned above, each dated May 1, 2002, as those Prospectuses may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service organizations, as defined below, or by calling Goldman, Sachs & Co. at 1-800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

         The audited financial statements and related report of PricewaterhouseCoopers LLP, independent public accountants for the Portfolio, contained in the Portfolio’s Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Portfolio’s Annual Report are incorporated by reference.

         The date of this Additional Statement is May 1, 2002.

TABLE OF CONTENTS

Page in
Statement of
Additional
Information

INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIO	2

INVESTMENT LIMITATIONS	14

TRUSTEES AND OFFICERS	18

THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT	29

PORTFOLIO TRANSACTIONS	34

NET ASSET VALUE	35

REDEMPTIONS	37

CALCULATION OF YIELD QUOTATIONS	38

TAX INFORMATION	41

ORGANIZATION AND CAPITALIZATION	44

CUSTODIAN AND SUBCUSTODIAN	48

INDEPENDENT ACCOUNTANTS	48

FINANCIAL STATEMENTS	48

OTHER INFORMATION	48

ADMINISTRATION PLANS	50

Appendix A	A-1

Appendix B	B-1

INVESTMENT POLICIES AND PRACTICES OF THE PORTFOLIO

         The Portfolio is a diversified, open-end management investment company (as defined in the Investment Company Act of 1940, as amended (the “Act”)). Capitalized terms used but not defined herein have the same meaning as in the Prospectuses. The following discussion elaborates on the description of the Portfolio’s investment policies and practices contained in the Prospectuses.

U.S. Government Securities

         The Portfolio may invest in U.S. Government Securities. U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

         The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

         The Portfolio may also acquire U.S. Government Securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

         The Portfolio may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolio consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Bank obligations in which the Portfolio may invest include certificates of deposit, unsecured bank promissory notes, bankers’

acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         The Portfolio will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. As a result, the Portfolio may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

         The Portfolio may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by the Portfolio may be regarded as illiquid.

Repurchase Agreements

         The Portfolio may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government Security or other high quality short-term debt obligation (the “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

         Custody of the Obligation will be maintained by the Portfolio’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement. The value of the purchased securities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Portfolio, that utilize them. Such risks are not unique to the Portfolio but are inherent in repurchase agreements. The Portfolio seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

         If, in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolio utilizes custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in the value of the Obligation.

         Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

         The Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of the Portfolio (taken at market value) would be invested in such investments. Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

         In addition, the Portfolio, together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

         The Portfolio may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. Under current Securities and Exchange Commission (“SEC”) rules relating to the use of the amortized cost method of portfolio securities valuation, the Portfolio is restricted to purchasing U.S. dollar-denominated securities, but is not otherwise precluded from purchasing securities of foreign issuers.

         The Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Portfolio may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.

         Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.

Asset-Backed and Receivables-Backed Securities

         The Portfolio may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of the Portfolio’s investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than the Portfolio’s other investments.

         Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with its investment objectives and policies, the Portfolio may invest in these and other types of asset-backed securities that may be developed. This Additional Statement will be amended or supplemented as necessary to reflect the Portfolio’s intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, the Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “Tax Information” below.

         As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivablessm (“CARSsm”) and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations, that the scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Portfolio to dispose of any then existing holdings of such securities.

         To the extent consistent with its investment objectives and policies, the Portfolio may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

         The Portfolio may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

         The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after entering into it. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining the Portfolio’s average dollar weighted maturity, the maturity of when-issued or forward commitment securities will normally be calculated from the commitment date.

         When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio’s purchase commitments. Alternatively, the Portfolio may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

         The Portfolio may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. The Portfolio may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which the Portfolio may invest.

Variable Rate and Floating Rate Obligations

         The interest rates payable on certain fixed income securities in which the Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

         The Portfolio may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit the Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

         The terms of the variable or floating rate demand instruments that the Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolio, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to the Portfolio; (iii) to maintain the respective quality standards of the Portfolio’s investment portfolio; or (iv) to attain a more optimal portfolio structure. The Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by the Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets the Portfolio’s quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Portfolio.

         As stated in the Prospectuses, the Portfolio may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for the Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolio will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolio’s investments in such instruments will be subject to the limitation on illiquid investments.

         The Portfolio may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

         The Portfolio may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. However, the Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor the Portfolio’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

         The Portfolio may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are “notes” and “bonds.” The Portfolio may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

         Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolio may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

         Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

         Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Portfolio may invest in private activity bonds.

         Municipal bonds with a Portfolio of maturity dates are called serial bonds. The serial bonds which the Portfolio may purchase are limited to short-term serial bonds—those with original or remaining maturities of thirteen months or less. The Portfolio may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolio may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to the Portfolio’s commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time.

         The Portfolio may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Portfolio would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

         The Portfolio may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

         The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of the Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate.

         In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         The Portfolio may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

         For the purpose of investment restrictions of the Portfolio, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Portfolio. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

         Municipal obligations purchased for the Portfolio may be subject to the Portfolio’s policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to the Portfolio’s investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Standby Commitments

         In order to enhance the liquidity, stability or quality of municipal obligations, the Portfolio may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics. The aggregate price which the Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio.

Borrowings

         The Portfolio can borrow money from banks in amounts not exceeding one-third of its total assets. Borrowings involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the Portfolio’s market value will decline in value by proportionately more than the decline in value of the securities.

INVESTMENT LIMITATIONS

         The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Portfolio without the approval of the majority of outstanding voting securities of that Portfolio. The investment objective of the Portfolio, and all other investment policies or practices of the Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval.

         As defined in the Act and the rules thereunder and as used in the Prospectuses and this Additional Statement, “a majority of the outstanding voting securities” of the Portfolio means the lesser of (i) 67% of the shares of the Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions that involve a maximum percentage of securities or assets are not considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Portfolio, with the exception of borrowings permitted by Investment Restriction (3).

         Accordingly, the Trust may not, on behalf of the Portfolio:

(1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Act.

(2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. The Portfolio may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

(3) Borrow money, except that (i) the Portfolio may borrow from banks (as defined in the Act) and other affiliated investment companies and other persons, and the Portfolio may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

(4) Make loans, except (i) through the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (ii) through repurchase agreements with banks, brokers, dealers and other financial institutions, (iii) loans of securities as permitted by applicable law, and (iv) loans to affiliates of the Portfolio to the extent permitted by law.

(5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

(6) Purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

(7) Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) Issue senior securities to the extent such issuance would violate applicable law.

         The Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or Portfolio thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

         In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Portfolio which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of the Portfolio:

(i)	Invest in companies for the purpose of exercising control or management.

(ii)	Invest more than 10% of the Portfolio’s net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(iii)	Purchase additional securities if the Portfolio’s borrowings exceed 5% of its net assets.

(iv)	Make short sales of securities, except short sales against the box.

         As a money market fund, the Portfolio must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in the Portfolio’s portfolio may not exceed 13 months and the Portfolio’s average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectuses). The Portfolio, as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The Portfolio may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). The Portfolio may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of the Portfolio, no more than 10% of the Portfolio’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are “First Tier securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are “Second Tier securities.” Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s, Moody’s and Fitch. For a description of their rating categories, see Appendix A.

         “Value” for the purposes of all investment restrictions means the value used in determining the Portfolio’s net asset value. “U.S. Government Securities” shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

         Although the fundamental policies mentioned above would allow the Portfolio to borrow through reverse repurchase agreements, as of the date of this Additional Statement, the Portfolio does not engage in reverse repurchase agreements as a matter of non-fundamental policy.

TRUSTEES AND OFFICERS

         The business and affairs of the Portfolio are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Portfolio’s daily business operations.

         Trustees of the Trust

         Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees

Number of
Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru	Chairman &	Since 1991	President, ABN Associates (July	69	None

Age: 59	Trustee		1994–March 1996 and November 1998 to

present); Executive Vice President –

Finance and Administration and Chief

Financial Officer, Coty Inc.

(manufacturer of fragrances and

cosmetics) (April 1996–November 1998);

Senior Vice President of Scott Paper

Company (until June 1994); Director of

Arkwright Mutual Insurance Company

(1984–1999); Trustee of International

House of Philadelphia (1989–Present);

Member of Cornell University Council

(1992–Present); Trustee of the Walnut

Street Theater (1992–Present); Trustee,

Citizens Scholarship Foundation of

America (since 1998); Director, Private

Equity Investors–III and IV (since

November 1998); and Chairman, Lenders

Service Inc. (provider of mortgage

lending services) (since 2000).

Chairman of the Board and Trustee –

Goldman Sachs Mutual Fund Complex

(registered investment companies).

Independent Trustees

Number of
Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Patrick T. Harker	Trustee	Since 2000	Dean and Reliance Professor of	69	None

Age: 43			Operations and Information Management,

The Wharton School, University of

Pennsylvania (since February 2000);

Interim and Deputy Dean, The Wharton

School, University of Pennsylvania

(since July 1999); Professor and

Chairman of Department of Operations and

Information Management, The Wharton

School, University of Pennsylvania (July

1997–August 2000); UPS Transportation

Professor for the Private Sector,

Professor of Systems Engineering and

Chairman of Systems Engineering, School

of Engineering and Applied Science,

University of Pennsylvania (prior

thereto).

Trustee – Goldman Sachs Mutual Fund

Complex (registered investment

companies).

Mary P. McPherson	Trustee	Since 1997	Vice President, The Andrew W. Mellon	69	None

Age: 66			Foundation (provider of grants for

conservation, environmental and

educational purposes) (since October

1997); President of Bryn Mawr College

(1978–1997); Director, Smith College

(since 1998); Director, Josiah Macy, Jr.

Foundation (health educational programs)

(since 1977); Director, Philadelphia

Contributionship (insurance) (since

1985); Director Emeritus, Amherst

College (1986–1998); Director, Dayton

Hudson Corporation (general retailing

merchandising) (1988–1997); Director,

The Spencer Foundation (educational

research) (since 1993); member of PNC

Advisory Board (banking) (1993-1998);

and Director, American School of

Classical Studies in Athens (since 1997).

Trustee – Goldman Sachs Mutual Fund

Complex (registered investment

companies).

Independent Trustees

Number of
Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Wilma J. Smelcer	Trustee	Since 2001	Chairman, Bank of America, Illinois	69	None

Age: 52			(banking) (1998-January 2001); Chief

Administrative Officer, Bank of America,

Illinois (1996—1997); Governor, Board of

Governors, Chicago Stock Exchange

(national securities exchange) (since

April 2001).

Trustee – Goldman Sachs Mutual Fund

Complex (registered investment

companies).

Richard P. Strubel	Trustee	Since 1987	President, COO and Director Unext, Inc	69	Gildan Activewear Inc.

Age: 62			(provider of educational services via		(an activewear clothing

			the internet) (since 1999); Director,		marketing and manufacturing

			Cantilever Technologies, Inc. (a private		company); Unext, Inc.

			software company) (since 1999); Trustee,		(provider of educational

			The University of Chicago (since 1987);		services via the internet);

			Managing Director, Tandem Partners, Inc		Northern Mutual

			(1990–1999)		Fund Complex (57 Portfolios).

Trustee – Goldman Sachs Mutual Fund

Complex (registered investment

companies).

Interested Trustees

Number of
Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*David B. Ford	Trustee	Since 1994	Advisory Director, Goldman Sachs (since	69	None

Age: 56			December 2001); Director, Goldman Sachs

Princeton, LLC (formerly, Commodities

Corp. LLC) (futures and commodities

traders) (April 1997-December 2001);

Managing Director, J. Aron & Company

(commodity dealer and risk management

adviser) (November 1996-December 2001);

Managing Director, Goldman Sachs

Investment Management Division (November

1996 – December 2001); Chief Executive

Officer and Director, CIN Management

(investment adviser) (August

1996-December 2001); Chief Executive

Officer and Managing Director and

Director, Goldman Sachs Asset Management

International (November 1995 and

December 1994, respectively to December

2001); Co-Head, GSAM (November

1995-December 2001); Co-Head and

Director, Goldman Sachs Funds

Management, L.P. (November 1995 and

December 1994, respectively to December

2001); and Chairman and Director,

Goldman Sachs Asset Management Japan

Limited (November 1994-December 2001).

Trustee – Goldman Sachs Mutual Fund

Complex (registered investment

companies).

*Alan A. Shuch	Trustee	Since 1990	Advisory Director – GSAM (May 1999 –	69	None

Age: 52			present); Consultant to GSAM (December

1994 – May 1999); Limited Partner,

Goldman Sachs (December 1994 - May

1999); General Partner, Goldman Sachs

(December 1986 – December 1994); and

President and Chief Operating Officer of

GSAM (December 1988 – December 1994).

Trustee – Goldman Sachs Mutual Fund

Complex (registered investment

companies).

Interested Trustees

Number of
Portfolios
		Term of		in Fund
		Office and		Complex
	Position(s)	Length of		Overseen
Name,	Held with	Time	Principal Occupation(s)	by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Kaysie P. Uniacke	Trustee	Since 2001	Managing Director, GSAM (since 1997);	69	None

Age: 41			and Vice President and Senior Fund

	&		Manager, GSAM (1988 to 1997).

Since 1997

	Assistant		Trustee – Goldman Sachs Mutual Fund

	Secretary		Complex (registered investment

companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust

         Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 41	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999 – October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992 – December 1998).

President – Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/Fund Accounting & Custody, Investors Bank & Trust Company (November 1993–July 1995).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies)

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 39	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992–Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies)

Peter Fortner 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000 – present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies)

Kenneth Curran 32 Old Slip New York, NY 10005 Age: 38	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies)

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997–December 1999); and Vice President and General Manager, First Data Corporation – Investor Services Group (1994 to 1997).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies)

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 1998	Vice President, GSAM (since June 1998); Vice President, AIM Management Group, Inc. (investment advisor) (April 1996–June 1998); and Assistant Vice President, The Northern Trust Company (June 1987–April 1996).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies)

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (since 1986). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies)

Mary F. Hoppa 4900 Sears Tower Chicago, IL 60606 Age: 37	Vice President	Since 2000	Vice President, Goldman Sachs (since October 1999); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (January 1987–September 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies)

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age 36	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–present); and Manager, Andersen Consulting (August 1989 – April 1997). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies)

James McNamara 4900 Sears Tower Chicago, IL 60606 Age 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 - April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies)

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 36	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993–December 1997).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (since December 2001), Vice President, Goldman Sachs (1997 – December 2001); Trader, Bankers Trust (1986 to 1997).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

Danny Burke 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (since 1987). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1997	Fund Manager, GSAM (since April 1996); Junior Fund Manager, GSAM (1995–April 1996); Funds Trading Assistant, GSAM (1993–1995).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

Amy E. Belanger 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (since June 1999); Assistant General Counsel, Goldman Sachs (since 2000) Counsel, Goldman Sachs (since 1998); Associate, Dechert Price & Rhoads (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

         The Board of Trustees has established six standing committees in connection with their governance of the Portfolio – Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

         The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act). All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held three meetings during the fiscal year ended December 31, 2001. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolio’s Prospectuses and should be directed to the attention of the Goldman Sachs Trust Nominating Committee.

         The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Mr. Ford and Ms. Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

         The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolio in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee held four meetings.

         The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with a fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2001, the Dividend Committee held no meetings with respect to the Portfolio and twenty-nine with respect to all of the funds of the Trust (including the Portfolio).

         The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2001.

Trustee Ownership of Fund Shares

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Portfolio[1]	Overseen By Trustee[2]

Ashok N. Bakhru	None	Over $100,000

David B. Ford	None	Over $100,000

Patrick T. Harker	None	$10,001 - $50,000

Mary P. McPherson	None	Over $100,000

Alan A. Shuch	None	Over $100,000

Wilma J. Smelcer[3]	None	None

Richard P. Strubel	None	Over $100,000

Kaysie P. Uniacke[3]	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in the Portfolio as of December 31, 2001.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Portfolio described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[3]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

         As of April 9, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Portfolio.

Board Compensation

         The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2001:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From Fund Complex
Name of Trustee	from the Portfolio	of the Trust's Expenses	(including the Portfolio)[1]

Ashok N. Bakhru[2]	$0	$—	$152,000

David B. Ford	0	—	0

Douglas C. Grip[3]	0	—	0

Patrick T. Harker	0	—	112,000

John P. McNulty[3]	0	—	0

Mary P. McPherson	0	—	112,000

Alan A. Shuch	0	—	0

Wilma J. Smelcer[4]	0	—	26,500

William H. Springer[5]	0	—	85,500

Richard P. Strubel	0	—	112,000

Kaysie P. Uniacke[4]	0	—	0

[1]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios as of December 31, 2001.

[2]	Includes compensation as Board Chairman.

[3]	Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

[4]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

[5]	Springer retired as a Trustee on August 2, 2001.

Miscellaneous

         The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolio.

THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser

         GSAM, 32 Old Slip, New York, New York 10005, a business unit of the Investment Management Division (“IMD”) of Goldman Sachs, serves as the Investment Adviser to the Portfolio. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolio, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of the Portfolio, acts as Investment Adviser and directs the investments of the Portfolio. In addition, GSAM administers the Portfolio’s business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust’s custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, GSAM is entitled to receive a fee from the Trust, computed daily and paid monthly, at an annual rate of .15% of the Portfolio’s average daily net assets. GSAM has agreed to reduce or otherwise limit the operating expenses of the Portfolio, excluding, among other categories of expenses, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Portfolio’s Prospectuses. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between the Portfolio’s estimated annualized expense ratio and the expense limit for the Portfolio. This amount will be reduced by any prior payments related to the current fiscal year. As of the date of this Additional Statement, GSAM is voluntarily waiving a portion of its management fee from the Portfolio.

         Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

         The Trust, on behalf of the Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolio’s Management Agreement. The expenses borne by shares of the Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust’s distribution, administration, service, select and other plans, the fees and expenses of the Portfolio’s custodian, fees and expenses of the Portfolio’s transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Portfolio, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolio for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Portfolio), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, the Portfolio’s proportionate share of the compensation and expenses of its “non-interested” Trustees (defined below), and extraordinary expenses incurred by the Portfolio.

         The Management Agreement entered into on behalf of the Portfolio was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any part thereto (the “Non-Interested Trustees”), on April 24, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolio’s respective management fee rates; the Portfolio’s respective operating expense ratios, the Investment Adviser’s fee waivers and expense reimbursements for the Portfolio and the investment performance of the Portfolio for the prior year. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolio’s management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and their affiliates from the Portfolio for its investment management services and for other, non-investment management services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Portfolio; and the Portfolio’s asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreement. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreement to the Fund and its shareholders, and concluded that the Management Agreement should be reapproved and continued in the interest of the Fund and its shareholders. The Management Agreement was approved by the Portfolio’s sole initial shareholder on May 1, 2001. The Management Agreement will remain in effect until June 30, 2003 and will continue in effect with respect to the Portfolio from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Portfolio or a majority of the trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.

         For the fiscal period from May 1, 2001 (commencement of operations) through December 31, 2001, the Portfolio incurred management fees of $746. During this period, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the Portfolio would have incurred an additional fee (including both advisory and administration fees) of $271 during this fiscal period. In addition, GSAM assumed certain expenses related to the operations of the Portfolio during the fiscal period from May 1, 2001 through December 31, 2001 to the extent such expenses would have caused the Portfolio’s total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Portfolio would have incurred additional expenses of $171,348 during this fiscal period.

         For the fiscal period from May 1, 2001 (commencement of operations) through December 31, 2001, the Portfolio’s custody fees were reduced by approximately $503 pursuant to certain expense offset arrangements with the custodian.

         The Cash Portfolio Management Agreement provides that GSAM shall not be liable to the Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Cash Portfolio Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to the Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to GSAM or by GSAM without penalty at any time on 60 days’ written notice to the Trust.

         In managing the Portfolio, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The Credit Department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman’s Research Department.

The Distributor and Transfer Agent

         Goldman Sachs, 85 Broad Street, New York, NY 10004, acts as principal underwriter and distributor of the Portfolio’ shares. Shares of the Portfolio are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 24, 2002. Goldman Sachs also serves as the Portfolio’s transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs currently imposes no fees under its transfer agency agreements with the Portfolio.

         Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

         Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates, in the management of, or their interest in, other accounts and other activities of

Goldman Sachs may present conflicts of interest with respect to the Portfolio or impede their investment activities.

         Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates have proprietary interests in, and may manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolio and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolio. Goldman Sachs and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolio invests. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser’s and its advisory affiliates’ asset management activities, will be executed independently of the Portfolio’s transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolio.

         From time to time, the Portfolio’s activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

         In connection with its management of the Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolio in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Portfolio.

         The results of the Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Portfolio. Moreover, it is possible that the Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding the Portfolio’s activities, but will not be involved in the day-to-day management of the Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio’s proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.

         In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolio should be aware.

         The Investment Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs (or, to the extent permitted by the SEC, Goldman Sachs) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Portfolio invests or which may be based on the performance of the Portfolio. The Portfolio may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, the Portfolio will deal with Goldman Sachs and its affiliates on an arms-length basis.

         The Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with the Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio’s creditworthiness.

         From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of the Portfolio in order to increase the assets of the Portfolio. Increasing the Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of the Portfolio acquired for its own account. A large redemption of shares of the Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on the Portfolio and other shareholders in deciding whether to redeem its shares.

         It is possible that the Portfolio’s holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. In making investment decisions for the Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of these activities. In addition, from time to time, Goldman Sachs’ activities may limit the Portfolio’s flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Portfolio’s Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

PORTFOLIO TRANSACTIONS

         GSAM places the portfolio transactions of the Portfolio and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolio are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

         Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolio buys, holds or sells. Orders have been granted by the SEC under the Act which permit the Portfolio to deal with Goldman Sachs in transactions in certain securities in which Goldman Sachs acts as principal. As a result, the

Portfolio may trade with Goldman Sachs as principal subject to the terms and conditions of such exemptions.

         Under the Act, the Portfolio is prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust’s assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs’ active role in the underwriting of debt securities, the Portfolio’s ability to purchase debt securities in the primary market may from time to time be limited.

         In certain instances there may be securities which are suitable for more than one Portfolio managed by GSAM as well as for one or more of the other clients of GSAM. Investment decisions for each such Portfolio and for GSAM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. The Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolio.

         During the fiscal period from May 1, 2001 (commencement of operations) through December 31, 2001, the Portfolio acquired and sold securities of their regular broker/dealers, as defined in Rule 10b-1 under the Act: UBS Warburg, JP Morgan/Chase, Salomon Smith Barney, Credit Suisse First Boston, Lehman Brothers, Barclays Bank, Morgan Stanley, Deutsche Bank, Bear Stearns and Euro Brokers.

         As of December 31, 2001, the Portfolio did not hold any securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents.

NET ASSET VALUE

         In accordance with procedures adopted by the Trustees, the net asset value per share of the Portfolio is determined by the Portfolio’s custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market officially may close on each Business Day. A

Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

         The Portfolio’s securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of the Portfolio and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio’s net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio’s shares.

         In order to continue to use the amortized cost method of valuation for the Portfolio’s investments, the Portfolio must comply with Rule 2a-7. See “Investment Restrictions.”

         The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Portfolio and constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to the Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolio are to be allocated in proportion to the net asset values of the Portfolio except where allocations of direct expenses can otherwise be fairly made. In addition, within the Portfolio, Institutional Shares, Administration Shares and Preferred Shares will be subject to different expense structures (see “Organization and Capitalization”).

REDEMPTIONS

         The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists which makes the disposal of securities owned by the Portfolio or the determination of the fair value of the Portfolio’s net assets not reasonably practicable; or (iii) as the SEC may by order permit for the protection of the shareholders of the Trust.

         The Trust agrees to redeem shares of the Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the Portfolio’s portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

CALCULATION OF YIELD QUOTATIONS

         From time to time, the Portfolio may advertise its yield, effective yield and total return. Yield, effective yield and total return are calculated separately for each class of shares of the Portfolio. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

         The Portfolio’s yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to the Portfolio.

         The Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1)365/7] – 1

         The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

         Total return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Portfolio may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for the Portfolio are based on historical performance and will fluctuate from time to time. Any presentation of the Portfolio’s yield, effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Portfolio’s yield, effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to the Portfolio. The return of the Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

         The yield performance below is for each class of shares of the Portfolio, which would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that Preferred Shares have a .10% service fee and Administration Shares have a .25% service fee. The yield and effective yield of the Portfolio for the seven-day period ended December 31, 2001 were as follows:

	Yield	Effective Yield

Cash Portfolio

Institutional Shares	1.75%	1.76%

Administration Shares	1.50%	1.51%

Preferred Shares	1.65%	1.66%

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See “The Investment Adviser, Distributor and Transfer Agent.” In the absence of such fee reductions and expense limitations, the yield of the Portfolio for the same period would have been as follows:

	Yield	Effective Yield

Cash Portfolio

Institutional Shares	-23.72%	-21.16%

Administration Shares	-23.97%	-21.41%

Preferred Shares	-23.82%	-21.26%

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM’s current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlights or summarizes the services provided in support of an asset allocation program.

         From time to time the Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, iMoneyNet, Inc.’s Money Fund Report, Barron’s, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter’s Personal Finance, and The Wall Street Journal.

         The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise the Portfolio’s performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, repurchase agreements and information prepared by recognized mutual fund statistical services. The Trust may also compare the Portfolio’s performance with that of other mutual funds with similar investment objectives.

         The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Portfolio to calculate its performance data.

         The Portfolio’s performance data will be based on historical results and is not intended to indicate future performance. The Portfolio’s performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for the Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

         The Trust may also, at its discretion, from time to time make a list of the Portfolio’s holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser’s views as to markets, the rationale for the Portfolio’s investments and discussions of the Portfolio’s current holdings.

         In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

•	cost associated with aging parents;

•	funding a college education (including its actual and estimated cost);

•	health care expenses (including actual and projected expenses);

•	long-term disabilities (including the availability of, and coverage provided by, disability insurance);

•	retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

•	asset allocation strategies and the benefits of diversifying among asset classes;

•	the benefits of international and emerging market investments;

•	the effects of inflation on investing and saving;

•	the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

•	measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

TAX INFORMATION

         Note: The following summary and the tax summary in the Prospectuses are not intended as a substitute for careful tax planning. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Portfolio.

         The Portfolio is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. If for any taxable year the Portfolio does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         There are certain tax requirements that the Portfolio must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Portfolio may have to limit its investment activities in some types of instruments. In order to qualify as a regulated investment company, the Portfolio must, among other things, (i) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the “90% Test”); and (ii) diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Portfolio’s total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio’s total assets, and (b) not more than 25% of the value of the Portfolio’s total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

         The Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its taxable net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code’s timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than “net capital gain,” which is the excess of net long-term capital gain over net short-term capital loss) for such year. The Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

         Dividends paid by the Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by the Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Portfolio have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. The Portfolio’s net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of the Portfolio.

         Dividends paid by the Portfolio from any tax-exempt interest it may receive will not be tax-exempt, because it will not satisfy a requirement that at least 50% of the value of the Portfolio’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose).

         Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

         The Portfolio may be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the United

States may reduce or eliminate such taxes in some cases. However, neither the Portfolio nor its shareholders will be able to claim foreign tax credits with respect to any such taxes.

         Redemptions (including exchanges) and other dispositions of shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolio successfully maintains a constant net asset value per share. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. Shareholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of the Portfolio’s shares is properly treated as a sale for tax purposes.

         All distributions, whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Portfolio will inform shareholders of the federal income tax status of their distributions after the end of each calendar year. Each shareholder should consult his or her own tax adviser to determine the tax consequences of an investment in the Portfolio in the shareholder’s own state and locality.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Non-U.S. persons who fail to furnish the Portfolio with the proper IRS Form W-8 (i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a specified rate of 30% for 2002 and 2003 on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares and receipt of distributions from the Portfolio.

State and Local

         The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Portfolio may have tax consequences for shareholders that are different from those of a direct investment in the Portfolio’s securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolio in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations.

         Provided that the Portfolio qualifies as a regulated investment company and incurs no federal income tax liability, the Portfolio may still be subject to New York State and City minimum taxes, which are small in amount.

         Shareholders should consult their tax advisers regarding the application of the provisions of tax law described in this Additional Statement in light of their particular tax situations.

         This discussion of the tax treatment of the Portfolio and its shareholders is based on the tax laws in effect as of the date of this Additional Statement.

ORGANIZATION AND CAPITALIZATION

         The Portfolio is a series of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997.

         The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to three classes of shares of the Portfolio: Institutional Shares, Administration Shares and Preferred Shares.

         Each Institutional Share, Administration Share and Preferred Share represents an equal proportionate interest in the assets belonging to the Portfolio. It is contemplated that most shares will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. Institutional Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution’s investors.

         Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain shareholder administration services to its customers, including maintenance of account records of its customers and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares of the Portfolio bear the cost of service fees at the annual rate of up to .25 of 1% of the average daily net assets of such shares.

         Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange such Shares and provide services to its customers intended to facilitate or improve their understanding of the benefits and risks of the

Portfolio. Preferred Shares bear the cost of preferred administration fees at an annual rate of up to .10 of 1% of the average daily net assets of such shares of the Portfolio.

         It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Portfolio. In the event that the Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Portfolio. Administration Shares and Preferred Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged for shares of the same class of another Goldman Sachs Fund. Except as described above, the three classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         When issued for the consideration described in the Portfolio’s Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, serving or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Portfolio available for distribution to the shareholders of such class. All shares are freely transferable and have no preemptive, subscription or conversion rights.

         In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Portfolio or shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in the Portfolio and any dividends and distributions paid by the Portfolio are reflected in account statements from the transfer agent.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

         The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees consider such factors as they in their discretion deem appropriate in making such determination including (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.

         The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of April 9, 2002, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the Portfolio: The Goldman Sachs Group LP, Seed Account, Attn.: Buffy Schmeit, 10 Hanover Square, Floor 17, New York, NY 10005-3503 (99%).

Shareholder and Trustee Liability

         Under Delaware law, the shareholders of the Portfolio are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN AND SUBCUSTODIAN

         State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Portfolio’s assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Portfolio. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, independent accountants, 160 Federal Street, Boston, MA 02110, have been selected as accountants of the Portfolio of the Trust for the fiscal year ending December 31, 2002. In addition to audit services, PricewaterhouseCoopers LLP will prepare the Portfolio’s federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters.

FINANCIAL STATEMENTS

         The audited financial statements and related report of PricewaterhouseCoopers LLP, independent accountants contained in the 2001 Annual Report for the Portfolio are hereby incorporated by reference. The financial statements for the Portfolio have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of the Portfolio’s Annual Report are incorporated by reference. A copy of the Annual Report may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Portfolio’s Prospectuses.

OTHER INFORMATION

         The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, service organizations and financial intermediaries (“Intermediaries”) in connection with the sale, distribution and/or servicing of shares of the Portfolio. These payments (“Additional Payments”) would be in addition to the payments by the Portfolio described in the Portfolio’s Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an institution’s examination of the Portfolio and payments for providing extra employee training and information relating to the Portfolio; “listing” fees for the placement of the Portfolio on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Portfolio; “marketing support” fees for providing assistance in promoting the sale of the Portfolio’s shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Portfolio. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

         As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service, Shareholder Administration, or Select Plan described in the Prospectuses and the following sections. Certain Service organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

ADMINISTRATION PLANS
 (Administration and Preferred Shares)

         The Trust, on behalf of the Portfolio, has adopted an administration plan with respect to the Administration Shares of the Portfolio (the “Administration Plan”) and Preferred Shares of the Portfolio (the “Preferred Administration Plan”). The Administration Plans authorize the Portfolio to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares.

         Pursuant to the Administration Plans, the Trust, on behalf of the Portfolio, enters into agreements with service organizations which purchase Administration Shares or Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain account records for customers who beneficially own Administration Shares or Preferred Shares and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. In addition, with respect to Administration Shares, service organizations may agree to: (i) process dividend payments on behalf of customers, and (ii) perform other related services which do not constitute “personal and account maintenance services” within the meaning of the National Association of Securities Dealers, Inc.’s Conduct Rules.

         As compensation for such services, the Trust, on behalf of the Portfolio, pays each service organization an administration fee in an amount up to .25% and .10% (on an annualized basis) of the average daily net assets of the Administration Shares and Preferred Shares of the Portfolio, respectively, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Portfolio, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of Administration Shares and Preferred Shares should be directed to the owners’ service organization.

         For the fiscal period from May 1, 2001 (commencement of operations) through December 31, 2001, the amounts paid by the Portfolio pursuant to the Administration Plan and the Preferred Administration Plan were $2 and $1, respectively.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Administration Shares and Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Administration Shares or Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares or Preferred Shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements (the “Non-Interested Trustees”), most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on April 24, 2002. The Administration Plans and Service Agreements will remain in effect until May 1, 2003 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

         An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding Administration Shares or Preferred Shares of the Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding Administration Shares or Preferred Shares of the Portfolio on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Portfolio and holders of Administration Shares and Preferred Shares of the Portfolio.

APPENDIX A

DESCRIPTION OF DEBT SECURITIES RATINGS

Short-Term Credit Ratings

         A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

         “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

         “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

         Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

         “Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         “Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

A-1

         “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

         “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor’s for long-term issues:

         “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

         “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

         “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

         “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         PLUS (+) OR MINUS (-) — The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody’s for long-term debt:

         “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A-2

         “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         “BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category.

A-3

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or

A-4

         “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

         “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         In municipal debt issuance Moody’s rating categories for short-term obligations that are considered investment grade are designated Moody’s Investment Grade (“MIG”). In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

         “MIG-1”/“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         “MIG-2”/“VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

A-5

About Credit Ratings

         A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

A-6

APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

B-1

         Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

B-2

GOLDMAN, SACHS & CO.’S INVESTMENT BANKING AND SECURITIES ACTIVITIES

         Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

•	With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

•	The number one underwriter of all international equity issues from 1989-2001.

•	The number one lead manager of U.S. common stock offerings from 1989-2001.*

•	The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.

•	Source: Securities Data Corporation. Common stock ranking excludes REITS, Investment Trusts and Rights. Rankings based on dollar volume issued.

B-3

GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 96 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1981	Enters money market mutual fund business for institutional clients

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Dow Jones Industrial Average breaks 7000

Goldman Sachs Asset Management increases assets under management by 100% over 1996

B-4

1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new mutual fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

B-5

PART B
STATEMENT OF ADDITIONAL INFORMATION
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
(An Equity Portfolio of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

         This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of the Goldman Sachs CORE Tax-Managed Equity Fund dated May 1, 2002 (the “Prospectuses”), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting for the benefit of their customers.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the Fund’s 2001 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Fund’s Annual Report are incorporated by reference.

         CORESM is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT	GOLDMAN, SACHS & CO
Investment Adviser	Distributor
32 Old Slip	85 Broad Street
New York, New York 10005	New York, New York 10004

GOLDMAN, SACHS & CO
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

Toll free (in U.S.) . . . 800-621-2550

The date of this Additional Statement is May 1, 2002.

INTRODUCTION

         Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware business trust established by a Declaration of Trust dated January 24, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. This Additional Statement describes the Trust’s Goldman Sachs CORE Tax-Managed Equity Fund (the “Fund”).

         The Trustees have authority under the Trust’s charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund and other series. Additional series may be added in the future from time to time. The Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See “Shares of the Trust.”

         Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Fund. In addition, Goldman Sachs serves as the Fund’s distributor and transfer agent. The Fund’s custodian is State Street Bank and Trust Company (“State Street”).

         The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Fund’s investment objective and policies. There is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT POLICIES

         The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The Fund is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Fund’s investment objective and policies, and the associated risks, are discussed in the Fund’s Prospectuses, which should be read carefully before an investment is made. The Fund’s investment objective and investment policies may be changed without shareholder approval. However, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

         The Fund’s share price will fluctuate with market and economic conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

B- 3

General Information Regarding the Fund.

         The Investment Adviser may purchase for the Fund common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights, and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes advanced quantitative tools for both stock selection and portfolio construction. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. For rebalancings, the computer optimizer calculates numerous security combinations at numerous weightings to identify an efficient risk/return portfolio given the Fund’s benchmark.

         Quantitative Style. The Fund is managed using both quantitative and fundamental techniques. CORE is an acronym for “Computer-Optimized, Research-Enhanced,” which reflects the Fund’s investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

         Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the “Research Department”), a rating is assigned based upon the Research Department’s evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity investments based on research ratings obtained from other industry sources.

         In building a diversified portfolio for the Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given the Fund’s benchmark. The portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the Russell 3000 Index.

         Multifactor Model. The Multifactor Model is a rigorous computerized rating system for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Fund uses one Multifactor Model to forecast the returns of securities held in its portfolio. The Multifactor Model incorporates common variables covering measures of value, price momentum, earnings momentum and stability (e.g., book/price ratio, earnings/price ratio, price volatility, consensus growth forecasts, earnings estimate revisions and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

B- 4

         The weightings assigned to the factors in the Multifactor Model used by the Fund are derived using a statistical formulation that considers each factor’s historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

         The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities or markets are weighted in the Fund. Any such changes will preserve the Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

         Research Department. In assigning ratings to equity investments, the Research Department uses a four category rating system ranging from “recommended for purchase” to “likely to under perform.” The ratings reflect the analyst’s judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

         By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, the Fund seeks to capitalize on the strengths of each discipline.

         Other Information. The Fund intends to be fully invested in portfolio securities during normal market conditions. The Fund may invest any cash in futures transactions with respect to U.S. equity indices in order to keep the Fund’s effective equity exposure close to 100%. As cash balances fluctuate based on new contributions or withdrawals, the Fund may enter into additional contracts or close out existing positions. All investment decisions consider expected after-tax returns including realizing capital losses to offset realized gains, creating loss carry-forwards and identifying securities for in-kind distribution.

Corporate Debt Obligations

         The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal.

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The Fund may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

         The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.

Commercial Paper and Other Short-Term Corporate Obligations

         The Fund may invest in commercial paper and other short-term obligations payable in the U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporation or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

U.S. Government Securities

         The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises.

Bank Obligations

         The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Custodial Receipts and Trust Certificates

         The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The

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securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

         Although under the terms of a custodial receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Futures Contracts and Options on Futures Contracts

         The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may engage in futures transactions only with respect to U.S. equity indices. The Fund may engage in futures and related options transactions for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the

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Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on representative securities indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

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         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

         In addition to bona fide hedging, a CFTC regulation permits the Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are not currently available.

Options on Securities and Securities Indices

         Writing Covered Options. The Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

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         A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

         In the case of a call option, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

         The Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

         Purchasing Options. The Fund may purchase put and call options on any securities in which it may invest or options on any securities index consisting of securities in which it may

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invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the

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Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         The Fund’s transactions in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts

         The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be

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affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights

         The Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. However, the Fund has no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

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         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Foreign Securities

         The Fund may invest in equity securities of foreign issuers which are traded in the United States. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company.

         The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. GDRs are not necessarily quoted in the same currency as the underlying security.

         To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the

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Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

Preferred Stocks

         The Fund may invest in preferred stocks. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps

         The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential

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exposure, the Fund and its Investment Adviser believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

         The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities

         The Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation and the Fund is responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund will have the ability to call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Investment Adviser or its agent to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, the Investment Adviser or its agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances including the creditworthiness of the borrower. It is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in the Prospectus regarding investments in fixed-income securities and cash collateral.

         The Fund’s Board of Trustees has approved the Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund for which the lending agent may receive a fee, including a fee based on a share of the returns on investment of cash collateral, for these services. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for securities loans in, among other things, other registered or unregistered funds, including shares or units of private investing funds or

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money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated by securities lending activities. The Fund’s Board of Trustees will periodically review securities loan transactions for which the Goldman affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under each Fund’s securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

         The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

         The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

         The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depository Receipts™ (“SPDRs”) and iSharessm (as described below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any one investment company. Pursuant to an exemptive order obtained from the SEC, the Fund may invest in money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. The

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Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to the Investment Adviser, to the extent required by the SEC, will be reduced by an amount equal to the Fund’s proportionate share of the advisory and administration fees paid by such money market fund to its Investment Adviser. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P Index. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index; (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities; and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs.

         The Fund may, subject to the limitations stated above, invest in iSharessm (formerly called World Equity Benchmark Shares or “WEBS”) and similar securities that invest in securities included in foreign securities indices. iSharessm are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries or regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The

B- 18

market prices of iSharessm are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iSharessm on the AMEX. To date, iSharessm have traded at relatively modest discounts and premiums to their net asset values. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements

         The Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

         For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

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         The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Portfolio Turnover

         It is anticipated that the portfolio turnover rate of the Fund will vary from year to year. To the extent that the Fund sells securities to generate capital losses, such sales will increase the Fund’s portfolio turnover rate and result in more commission expenses.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, “majority” means the lesser of (i) 67% or more of the shares of the Trust or Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or Fund are present or represented by proxy; or (ii) more than 50% of the shares of the Trust or Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

         The Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin to the extent permitted by applicable law.

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(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of REITs and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

         The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

         In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

         The Fund may not:

(a)	Invest in companies for the purpose of exercising control or management;

(b)	Invest more than 15% of its net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”);

(c)	Purchase additional securities if its borrowings exceed 5% of its net assets; or

(d)	Make short sales of securities.

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TRUSTEES AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations.

         Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to a “Interested Trustees.”

Independent Trustees

Number of
		Term of		Portfolios
		Office		in Fund	Other
Name,	Position(s)	and Length		Complex	Directorships
Address	Held with	of Time	Principal Occupation(s)	Overseen	Held by
and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 59	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998 to present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Senior Vice President of Scott Paper Company (until June 1994); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (1989–Present); Member of Cornell University Council (1992–Present); Trustee of the Walnut Street Theater (1992–Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors–III and IV (since November 1998); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None
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Independent Trustees

				Number of
		Term of		Portfolios
		Office		in Fund	Other
Name,	Position(s)	and Length		Complex	Directorships
Address	Held with	of Time	Principal Occupation(s)	Overseen	Held by
and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000); UPS Transportation Professor for the Private Sector, Professor of Systems Engineering and Chairman of Systems Engineering, School of Engineering and Applied Science, University of Pennsylvania (prior thereto).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Mary P. McPherson Age: 66	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978–1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986–1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988–1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Wilma J. Smelcer Age: 52	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996—1997); Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

B-23

Independent Trustees

Number of
		Term of		Portfolios
		Office		in Fund	Other
Name,	Position(s)	and Length		Complex	Directorships
Address	Held with	of Time	Principal Occupation(s)	Overseen	Held by
and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

Richard P. Strubel Age: 62	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).

Interested Trustees

Number of
		Term of		Portfolios
		Office		in Fund	Other
Name,	Position(s)	and Length		Complex	Directorships
Address	Held with	of Time	Principal Occupation(s)	Overseen	Held by
and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001) Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996 – December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer & Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

B-24

Interested Trustees

Number of
		Term of		Portfolios
		Office		in Fund	Other
Name,	Position(s)	and Length		Complex	Directorships
Address	Held with	of Time	Principal Occupation(s)	Overseen	Held by
and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Trustee[5]

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director – GSAM (May 1999–Present); Limited Partner, Goldman Sachs (December 1994– May 1999); General Partner, Goldman Sachs (December 1986–December 1994); President and Chief Operating Officer of GSAM (December 1988-December 1994); and Consultant to GSAM (December 1994–May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001 Since 1997	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Fund described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

B-25

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With Trust	Served[1]	During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 41	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999 – October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992 — December 1998).

President—Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/Fund Accounting & Custody, Investors Bank & Trust Company (November 1993–July 1995).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 39	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992–Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000 – present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth Curran 32 Old Slip New York, NY 10005 Age: 38	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

B-26

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With Trust	Served[1]	During Past 5 Years

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997–December 1999); and Vice President and General Manager, First Data Corporation – Investor Services Group (1994 to 1997).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 1998	Vice President, GSAM (since June 1998); Vice President, AIM Management Group, Inc. (investment advisor) (April 1996–June 1998); and Assistant Vice President, The Northern Trust Company (June 1987–April 1996).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (since 1986). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary F. Hoppa 4900 Sears Tower Chicago, IL 60606 Age: 37	Vice President	Since 2000	Vice President, Goldman Sachs (since October 1999); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (January 1987–September 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age 36	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–present); and Manager, Andersen Consulting (August 1989 – April 1997). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 4900 Sears Tower Chicago, IL 60606 Age 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 — April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

B-27

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With Trust	Served[1]	During Past 5 Years

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 36	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993–December 1997).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (since December 2001), Vice President, Goldman Sachs (1997 – December 2001); Trader, Bankers Trust (1986 to 1997).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (since 1987). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1997	Fund Manager, GSAM (since April 1996); Junior Fund Manager, GSAM (1995–April 1996); Funds Trading Assistant, GSAM (1993–1995).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Belanger 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (since June 1999); Assistant General Counsel, Goldman Sachs (since 2000) Counsel, Goldman Sachs (since 1998); Associate, Dechert Price & Rhoads (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

         The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

B-28

         The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act). All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held three meetings during the fiscal year ended December 31, 2001. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectuses and should be directed to the attention of the Goldman Sachs Trust Nominating Committee.

         The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Mr. Ford and Ms. Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

         The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee held four meetings.

         The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2001, the Dividend Committee held one meeting with respect to the Fund included in this Additional Statement and twenty-nine respect to all of the Funds of the Trust (including the Fund included in this Additional Statement).

         The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2001.

Trustee Ownership of Fund Shares

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

B-29

Aggregate Dollar Range of
Equity Securities in All
Portfolios in Fund
	Dollar Range of	Complex Overseen By
Name of Trustee	Equity Securities in the Fund[1]	Trustee[2]

Ashok N. Bakhru	None	Over $100,000

David B. Ford	None	Over $100,000

Patrick T. Harker	None	$10,001-$50,000

Mary P. McPherson	None	Over $100,000

Alan A. Shuch	None	Over $100,000

Richard P. Strubel	None	Over $100,000

Wilma J. Smelcer[3]	None	None

Kaysie P. Uniacke[3]	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund described in this Additional Statement as of December 31, 2001.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Fund described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[3]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

         As of April 9, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Board Compensation

         The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2001:

B-30

		Pension or Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the Trust's	From Fund Complex
Name of Trustee	from the Fund	Expenses	(including the Fund)[1]

Ashok N. Bakhru[2]	$2,396	$0	$152,000

David B. Ford	0	0	0

Douglas C. Grip[3]	0	0	0

Patrick T. Harker	1,763	0	112,000

John P. McNulty[3]	0	0	0

Mary P. McPherson	1,763	0	112,000

Alan A. Shuch	0	0	0

Wilma J. Smelcer[4]	414	0	26,500

William H. Springer[5]	1,344	0	85,500

Richard P. Strubel	1,763	0	112,000

Kaysie P. Uniacke[4]	0	0	0

[1]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios as of December 31, 2001.

[2]	Includes compensation as Board Chairman.

[3]	Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

[4]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

[5]	Mr. Springer retired as a Trustee on August 2, 2001.

Miscellaneous

         Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Fund’s other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

         The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

         As stated in the Fund’s Prospectuses, GSAM, 32 Old Slip, New York, New York, a business unit of the Investment Management Division of Goldman Sachs, serves as Investment Adviser to the Fund. See “Service Providers” in the Fund’s Prospectuses for a description of the Investment Adviser’s duties to the Fund.

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         The Goldman Sachs Group, L.P. which controlled the Fund’s Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering in 1999.

         Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of its name for as long as the Fund’s Management Agreement is in effect.

         The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser.

         For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

         In managing the Fund, the Investment Adviser has access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

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         The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others as long as the services under the Management Agreement are not impaired thereby. The Management Agreement was most recently approved with respect to the Fund by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on April 24, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Fund’s management fee rates; the Fund’s operating expense ratios; the Investment Adviser’s fee waivers and expense reimbursements for the Fund; and the investment performance of the Fund for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Fund’s management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Fund for their investment management services and for other, non-investment management services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Fund; and the Fund’s asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreement. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreement to the Fund and its shareholders, and concluded that the Management Agreement should be reapproved and continued in the interests of the Fund and its shareholders. The Management Agreement was initially approved with respect to the Fund by the trustees, including a majority of the non-interested Trustees who are not parties to the Management Agreement on February 3, 2000. The Fund’s sole shareholder approved these arrangements on April 3, 2000. The Management Agreement will remain in effect until June 30, 2003 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

         Pursuant to the Management Agreement, the Investment Adviser is entitled to receive fees, payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets. The Fund had no fee waiver arrangements with respect to the management fee for the fiscal year ended December 31, 2001 or the fiscal period from April 3, 2000 (commencement or operations) to December 31, 2000. For the fiscal year ended December 31, 2001 and the fiscal period from

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April 3, 2000 (commencement of operations) to December 31, 2000, the amounts of the fees incurred by the Fund under the Management Agreement were $1,043,344 and $383,282, respectively.

         In addition to providing advisory services, under its Management Agreement, the Investment Adviser also: (i) supervises all of the Fund’s non-advisory operations; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

         Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or impede its investment activities.

         Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Fund and/or which engage in transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser’s and its advisory affiliates’ asset management activities, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Fund.

         From time to time, the Fund’s activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

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         In connection with their management of the Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Fund.

         The results of the Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding the Fund’s activities but will not be involved in the day-to-day management of the Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund’s proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

         In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

         The Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs (or, to the extent permitted by the SEC, Goldman Sachs) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with

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other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Fund will deal with Goldman Sachs and its affiliates on an arms-length basis.

         The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund’s creditworthiness.

         From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of the Fund in order to increase the assets of the Fund or for other reasons. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account. A large redemption of shares of the Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

         It is possible that the Fund’s holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. In making investment decisions for the Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of these activities. In addition, from time to time, Goldman Sachs’ activities may limit the Fund’s flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Distributor and Transfer Agent

         Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C shares of the Fund. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of

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such Fund shares. Goldman Sachs retained approximately $110,000 and $196,000 in combined commissions on sales of Class A, Class B and Class C Shares, for the fiscal year ended December 31, 2001 and the fiscal period from April 3, 2002 (commencement of operations) to December 31, 2000, respectively.

         Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to the Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to the Fund’s Class A, Class B and Class C Shares (less transfer agency expenses borne by a share class).

         As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 2001 and the fiscal period from April 3, 2000 (commencement of operations) to December 31, 2000 from the Fund as follows under the fee schedules then in effect:

	Fiscal year ended	Fiscal year ended
	December 31,	December 31,
	2001	2000[1]

Class A Shares	$117,278	$39,740

Class B Shares	68,416	25,584

Class C Shares	60,683	19,723

Institutional Shares	3,472	2,525

Service Shares	304	12

[1]	The Fund commenced operations on April 3, 2000.

         The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

         The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to “Service Organizations”, the fees and expenses of the

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Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

         The imposition of the Investment Adviser’s fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

         The Investment Adviser voluntarily has agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) for the Fund to the extent such expenses exceed 0.05% of average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

         Fees and expenses of legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s Custodian.

Reimbursement

         For the fiscal year ended December 31, 2001 and the fiscal period from April 3, 2000 (commencement of operations) to December 31, 2000, certain “Other Expenses” of the Fund were reduced or otherwise limited in the approximate amount of $291,000 and $403,000 respectively, under the expense limitations that were then in effect.

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Custodian and Sub-Custodians

         State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust. During the year ended December 31, 2001, the Fund entered into expense offset arrangements with State Street resulting in a reduction in the Fund’s expenses.

Independent Auditors

         Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, currently serve as auditors of the Fund for the fiscal year ending December 31, 2002. In addition to audit services, Ernst & Young LLP prepares the Fund’s Federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

         In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of the Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker who provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients.

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Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities; research and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.

         Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. On occasion, a broker-dealer might furnish the Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.

         In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and the other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

         Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of

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generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

         Subject to the above considerations, the Investment Adviser may use Goldman Sachs as a broker for the Fund. In order for Goldman Sachs to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

         For the fiscal year ended December 31, 2001 and the fiscal period from April 3, 2000 (commencement of operations) to December 31, 2000, the Fund paid brokerage commissions as follows. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Amount of
		Total Brokerage	Total Amount of	Transactions	Brokerage
		Commissions	Transactions on	Effected through	Commissions Paid to
	Total Brokerage	Paid to	which Commissions	Brokers Providing	Brokers Providing
	Commissions Paid	Goldman Sachs	Paid	Research	Research

Fiscal Year Ended December 31, 2001:	$130,780	$2,000 (2%)[1]	$211,250,387(0%)[2]	$1,124,984	$1,050

[1]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

[2]	Percentage of total commissions paid to Goldman Sachs (including futures transactions).

		Total Brokerage	Total Amount of
		Commissions	Transactions on
	Total Brokerage	Paid to	which Commissions
	Commissions Paid	Goldman Sachs	Paid

Fiscal Year Ended December 31, 2000[1]:	$130,780	$3,600	$246,902,500

[1]	The Fund commenced operations on April 3, 2000.

         During the fiscal year ended December 31, 2001, the Fund’s regular broker-dealers as defined in Rule 10b-1 under the Act were: Lehman Brothers, Morgan Stanley Dean Witter , J.P. Morgan Securities, Banc of America Securities, Bear Stearns, UBS Warburg, Deutsche Bank Alex Brown, Salomon Smith Barney, Credit Suisse First Boston and Barclays. As of December 31,

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2001, the Fund held the following amount of securities through its regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents: Lehman Brothers, $34,000; Morgan Stanley Dean Witter, $1,091,000; J.P. Morgan Securities, $2,011,000; Banc of America Securities, $2,361,000 and Bear Stearns, $1,155,000.

NET ASSET VALUE

         In accordance with procedures adopted by the Trustees, the net asset value per share of each class of the Fund is calculated by determining the value of the net assets attributed to each class and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ may officially close on each Business Day. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under section (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized

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pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

         The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

         The impact of events that occur after the publication of market quotations used by the Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in the Fund’s next determined net asset value unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

         The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

         The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

         Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

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         Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

         Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is

B-44

taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

         Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund for the period indicated.

         Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, the Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for the Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of the Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on the Fund’s net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, the Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Fund’s performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Fund.

         The Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the

B-45

foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare the Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

         From time to time the Trust may publish an indication of the Fund’s past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Money Fund Report, Micropal, Barron’s, Business Week, Consumer’s Digest, Consumer’s Report, Investors Business Daily, The New York Times, Kiplinger’s Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter’s Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise the Fund’s performance relative to certain indices and benchmark investments, including: (i) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (ii) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (iii) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (iv) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (v) the Salomon Brothers’ World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (vi) the Lehman Brothers Aggregate Bond Index or its component indices; (vii) the Standard & Poor’s Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (viii) the J.P. Morgan Global Government Bond Index; (ix) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (x) the Money Fund Report, a service of iMoneyNet, Inc. (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (xi) the Hambrecht & Quist Growth Stock Index; (xii) the NASDAQ OTC Composite Prime Return; (xiii) the Russell Midcap Index; (xiv) the Russell 2000 Index – Total Return; (xv) the Russell 1000 Value Index; (xvi) the Russell 1000 Growth Index-Total Return; (xvii) the Value-Line Composite-Price Return; (xviii) the Wilshire 4500 Index; (xix) the FT-Actuaries Europe and Pacific Index; (xx) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Credit Suisse First Boston, Morgan Stanley (including the EAFE Indices, the Morgan Stanley World Index, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley

B-46

Capital International Emerging Markets Free Index), Salomon Smith Barney, Merrill Lynch or other providers of such data; (xxi) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (xxii) The Goldman Sachs Commodities Index; (xxiii) information produced by Micropal, Inc.; (xxiv) The Tokyo Price Index; and (xxv) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund’s portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

•	cost associated with aging parents;

•	funding a college education (including its actual and estimated cost);

•	health care expenses (including actual and projected expenses);

•	long-term disabilities (including the availability of, and coverage provided by, disability insurance);

•	retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

•	asset allocation strategies and the benefits of diversifying among asset classes;

•	the benefits of international and emerging market investments;

•	the effects of inflation on investing and saving;

•	the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

•	measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

•	the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors.

•	the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of the Fund’s portfolio;

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•	the dollar and non-dollar based returns of various market indices (for example, Morgan Stanley World Index, Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor’s Index of 500 Common Stocks) over varying periods of time;

•	total stock market capitalizations of specific countries and regions on a global basis;

•	performance of securities markets of specific countries and regions; and

•	value of a dollar amount invested in a particular market or type of security over different periods of time.

         In addition, the Trust may from time to time include rankings of Goldman Sachs’ research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

		Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements

		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge

Class A

Returns Before Taxes	4/3/00 – 12/31/01 Since Inception	(15.11)%	(12.33)%	(15.50)%	(12.73)%

Returns After Taxes on Distributions	4/3/00 – 12/31/01 Since Inception	(15.18)%	(12.39)%	(15.57)%	(12.78)%

Returns After Taxes on Distributions and Sale of Class Shares	4/3/00 – 12/31/01 Since Inception	(11.97)%	(9.79)%	(12.36)%	(10.18)%

Class A

Returns Before Taxes	1/1/01 – 12/31/01 One Year	(15.93)%	(11.03)%	(16.10)%	(11.22)%

Returns After Taxes on Distributions	1/1/01 – 12/31/01 One Year	(16.03)%	(11.14)%	(16.20)%	(11.31)%

Returns After Taxes on Distributions and Sale of Class Shares	1/1/01 – 12/31/01 One Year	(9.70)%	(6.72)%	(9.87)%	(6.89)%

B-48

		Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements

		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge

Class B

Returns Before Taxes	4/3/00 – 12/31/01 Since Inception	(14.99)%	(12.98)%	(15.39)%	(13.38)%

Returns After Taxes on Distributions	4/3/00 – 12/31/01 Since Inception	(15.51)%	(12.98)%	(15.91)%	(13.38)%

Returns After Taxes on Distributions and Sale of Class Shares	4/3/00 – 12/31/01 Since Inception	(12.74)%	(10.27)%	(13.14)%	(10.67)%

Class B

Returns Before Taxes	1/1/01 – 12/31/01 One Year	(16.19)%	(11.78)%	(16.37)%	(11.96)%

Returns After Taxes on Distributions	1/1/01 – 12/31/01 One Year	(16.22)%	(11.79)%	(16.40)%	(11.94)%

Returns After Taxes on Distributions and Sale of Class Shares	1/1/01 – 12/31/01 One Year	(11.60)%	(7.22)%	(11.78)%	(7.40)%

Class C

Returns Before Taxes	4/3/00 – 12/31/01 Since Inception	(13.07)%	(13.07)%	(13.47)%	(13.47)%

Returns After Taxes on Distributions	4/3/00 – 12/31/01 Since Inception	(13.09)%	(13.09)%	(13.49)%	(13.49)%

Returns After Taxes on Distributions and Sale of Class Shares	4/3/00 – 12/31/01 Since Inception	(10.35)%	(10.35)%	(10.75)%	(10.75)%

B-49

		Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements

		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge

Class C

Returns Before Taxes	1/1/01 – 12/31/01 One Year	(12.73)%	(11.85)%	(12.91)%	(12.03)%

Returns After Taxes on Distributions	1/1/01 – 12/31/01 One Year	(12.82)%	(11.88)%	(13.00)%	(12.06)%

Returns After Taxes on Distributions and Sale of Class Shares	1/1/01 – 12/31/01 One Year	(8.15)%	(7.22)%	(8.33)%	(7.40)%

Institutional

Returns Before Taxes	4/3/00 – 12/31/01 Since Inception	(12.02)%	(12.02)%	(12.42)%	(12.42)%

Returns After Taxes on Distributions	4/3/00 – 12/31/01 Since Inception	(12.10)%	(12.10)%	(12.50)%	(12.50)%

Returns After Taxes on Distributions and Sale of Class Shares	4/3/00 – 12/31/01 Since Inception	(9.56)%	(9.56)%	(9.96)%	(9.96)%

B-50

		Average Annual Total Return

				Assuming No
				Voluntary
				Waiver of Fees and No
				Expense
				Reimbursements

		Assumes		Assumes
		Maximum		Maximum
		Applicable	Assumes	Applicable	Assumes
	Time	Sales	No Sales	Sales	No Sales
Class	Period	Charge*	Charge	Charge*	Charge

Institutional

Returns Before Taxes	1/1/01 – 12/31/01 One Year	(10.78)%	(10.78)%	(10.96)%	(10.96)%

Returns After Taxes on Distributions	1/1/01 – 12/31/01 One Year	(10.93)%	(10.93)%	(11.11)%	(11.11)%

Returns After Taxes on Distributions and Sale of Class Shares	1/1/01 – 12/31/01 One Year	(6.56)%	(6.56)%	(6.74)%	(6.74)%

Service

Returns Before Taxes	4/3/00 – 12/31/01 Since Inception	(12.40)%	(12.40)%	(12.80)%	(12.80)%

Returns After Taxes on Distributions	4/3/00 – 12/31/01 Since Inception	(12.48)%	(12.48)%	(12.88)%	(12.88)%

Returns After Taxes on Distributions and Sale of Class Shares	4/3/00 – 12/31/01 Since Inception	(9.86)%	(9.86)%	(10.26)%	(10.26)%

Service

Returns Before Taxes	1/1/01 – 12/31/01 One Year	(11.15)%	(11.15)%	(11.33)%	(11.33)%

Returns After Taxes on Distributions	1/1/01 – 12/31/01 One Year	(11.30)%	(11.30)%	(11.48)%	(11.48)%

Returns After Taxes on Distributions and Sale of Class Shares	1/1/01 – 12/31/01 One Year	(6.79)%	(6.79)%	(6.97)%	(6.97)%

*     Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

         From time to time, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or

B-51

information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser’s views as to markets, the rationale for the Fund’s investments and discussions of the Fund’s current asset allocation.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM’s current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

         The Fund’s performance data will be based on historical results and will not be intended to indicate future performance. The Fund’s total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of the Fund’s holdings available to investors upon request.

         Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of the Fund will differ.

SHARES OF THE TRUST

         Goldman Sachs Trust, a Delaware business trust, was established by a Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Fund into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

         Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administrative Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal

B-52

Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Prospectus.

         Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Fund under a Plan for services provided to the institution’s customers.

         Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively of the average daily net assets of the Fund attributable to Service Shares.

         Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

         Class B Shares of the Fund are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

         Class C Shares of the Fund are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

         It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Dividends

B-53

paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

         Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Fund’s Class A Shares: Edward Jones & Co., 201 Progress Parkway, Maryland Hts., MO 63043 (10.43%).

         The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

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         The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination including (i) the inability of the Trust or any series to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

         The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

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Shareholder and Trustee Liability

         Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Fund. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

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General

         The Fund is a separate taxable entity. The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

         There are certain tax requirements that the Fund must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

         If the Fund complies with such provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the

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Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. The Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. The Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. At December 31, 2001, the Fund had capital loss carry forwards approximating $36,008,375 for federal tax purposes, expiring in 2008-2009.

         Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, the Fund may be required to defer the recognition of

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losses on futures contracts, forward contracts, and options on underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of the Fund’s distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

         The Fund’s investment in deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Taxable U.S. Shareholders — Distributions

         For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

         Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from the Fund’s dividend income, if any, that would be eligible for the dividends-received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The

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dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after the Fund’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20% (10% for those shareholders in the 15% tax bracket). In addition, any long-term gain distributions related to assets held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For taxpayers in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for long-term gain distributions related to assets acquired after December 31, 2000 and held for more than five years. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders — Sale of Shares

         When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate for non corporate shareholders will be 20% for capital gains on assets held more than one year (10% for those shareholders in the 15% tax bracket). In addition, gains related to the sale of shares held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For shareholders in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for any shares acquired after December 31, 2000 (or marked-to-market at the beginning of 2001) and held for more than five years. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with

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respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of the Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         The Fund may be required to withhold, as “backup withholding,” federal income tax at a specified rate (30% for 2002) from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. The Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

         The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or

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withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

         Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

         Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a specified rate (30% for 2002) on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Fund.

State and Local

         The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

FINANCIAL STATEMENTS

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the Fund’s 2001 Annual Report are incorporated by reference. The financial statements in the Fund’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such Firm as experts in accounting and auditing. No other parts of the Fund’s Annual Report are incorporated by referenced herein. A copy of the Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectus.

OTHER INFORMATION

         The Fund may pay redemptions, in part or in whole, by a distribution in kind of securities (instead of cash) from the Fund. Unlike other funds of the Trust, the Fund has not elected, pursuant to Rule 18f-1 under the Act, to pay in cash all requests for redemptions up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The securities distributed in kind would be valued for this purpose using the same method employed in

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calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

         The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions).

         As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

         The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) for the sale and distribution of shares of the Fund and/or for the servicing of those shares. These payments (“Additional Payments”) would be in addition to the payments by the Fund described in the Fund’s Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Fund and payments for providing extra employee training and information relating to the Fund; “listing” fees for the placement of the Fund on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Fund. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals,

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lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

         In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)

         Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of the Fund’s Class A, Class B and Class C Shares, distribution and service plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. See “Shareholder Guide – Distribution Services and Fees” in the Prospectus. The Plans’ finance distribution and other services that are provided to investors in the Fund and enable the Fund to offer investors the choice of investing either Class A, Class B or Class C Shares when investing in the Funds. In addition, the Plans are intended to assist the Funds in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.

         The Plans were most recently approved with respect to the Fund on April 24, 2002 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

         The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of the Fund’s average daily net assets

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attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

         Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Fund’s Class A, Class B and Class C Shares.

         Under each Plan, Goldman Sachs, as distributor of the Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

         The Plans will remain in effect until May 1, 2003 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares, respectively, of the Fund. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the Fund. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Fund and its Class A, Class B and Class C Shareholders.

         The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal year ended December 31, 2001 and the fiscal period from April 3, 2000 (commencement of operations) to December 31, 2000 by the Fund pursuant to the Class A, Class B and Class C Plans, respectively:

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	Fiscal Year	Fiscal Period
	Ended December 31, 2001	Ended December 31, 2000

Class A Plan	$154,314	$52,290

Class B Plan	$360,082	$134,807

Class C Plan	$319,383	$103,803

         During the fiscal year ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Fund’s Class A Plan, Class B Plan and Class C Plan, respectively: compensation to dealers, $214,221, $515,068 and $350,278; compensation and expenses of the Distributor and its sales personnel, $90,850, $49,534 and $43,360; allocable overhead, telephone and travel expenses, $114,066, $66,010 and $58,229; printing and mailing of prospectuses to other than current shareholders, $5,572, $3,268 and $2,834; and preparation and distribution of sales literature and advertising, $38,545, $22,346 and $19,597. Advance commissions paid to dealers of 1%, 4% and 1% on Class A Shares, Class B Shares and Class C Shares, respectively, are considered deferred assets which are amortized over a period of one year, six years and one year (or until redemption), respectively, for such classes. Amounts presented above reflect amortization expenses recorded during the period presented in addition to payments remitted directly to dealers.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges

         Class A Shares of the Fund are sold with a maximum sales charge of 5.5%. Using the Fund’s net asset value per share as of December 31, 2001, the maximum offering price of the Fund’s Class A shares would be as follows: Net Asset Value, $7.92; Maximum Sales Charge, 5.5%; Offering Price to Public, $8.38.

         You may purchase Class A Shares of the Fund without an initial sales charge or a CDSC using the proceeds from shares redeemed from a registered open-end management investment company that is neither (i) a money market fund nor (ii) distributed or managed by Goldman Sachs or its affiliates (“Eligible Funds”). To qualify for this waiver all of the following conditions must be met:

(1)	The redemption of the Eligible Fund shares must be within 60 days of the purchase of the Class A Shares of the Fund;

(2)	Your broker must have entered into an agreement with Goldman Sachs concerning this sales charge waiver;

(3)	Purchases of Class A Shares must be made through your broker and the waiver must be requested when the purchase order is placed;

(4)	The proceeds used to purchase Class A Shares may not be from the redemption of money market fund shares;

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(5)	If you use your redemption proceeds to purchase shares of a money market fund of the Trust, a subsequent exchange of those money market fund shares will be subject to a sales charge; and

(6)	The Distributor may require evidence of your qualification for this waiver.

         The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Other Purchase Information

         If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

         A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of the Fund and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Fund and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Fund and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management will be combined with Class A Shares held by all other Goldman Sachs Wealth Management accounts. In addition, Class A Shares of the Fund and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales

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charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the Fund at the time of purchase that the investor is eligible for this right of accumulation.

Statement of Intention (Class A)

         If a shareholder anticipates purchasing at least $50,000 of Class A Shares of the Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

         The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

         Shareholders may receive dividends and distributions in additional shares of the same class of the Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of the Fund, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of the Fund (the “ILA Portfolios”).

         A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.

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Automatic Exchange Program

         A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

         As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

         A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

         Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

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SERVICE PLAN AND
SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)

         The Fund has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing certain personal and account maintenance services and administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Plans, the Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

         (a)  Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

         (b)  Shareholder administration services, including (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) processing dividend payments on behalf of customers; and (vi) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD Conduct Rules.

         As compensation for such services, the Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of such Service Organization. For the fiscal year ended December 31, 2001 and the fiscal period from April 3, 2000 (commencement of operations) to December 31, 2000, the Fund paid $3,804 and $0, respectively, in fees to Service Organizations under the Servicing Agreements.

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         The Fund has adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Service Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

         The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plans and Service Agreements on April 24, 2002. The Plans and related Service Agreements will remain in effect until May 1, 2003 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the Fund’s outstanding Service Shares on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Fund and the holders of Service Shares.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific

1-A

issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” — Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” — Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

2-A

“F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” — Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.

3-A

Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

— PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the

4-A

present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” — Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” — Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” — Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” — Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” — Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

5-A

“BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” — Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” — Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” — Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

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CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating

7-A

Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three Moody’s rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels — MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1"/“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2"/“VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3"/“VMIG-3” — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

8-A

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

9-A

APPENDIX B
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

         Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

1-B

         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

2-B

GOLDMAN, SACHS & CO.’S INVESTMENT BANKING AND SECURITIES ACTIVITIES

         Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

         With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

         The number one underwriter of all international equity issues from 1989-2001.*

         The number one lead manager of U.S. common stock offerings from 1989-2001.*

         The number one lead manager for initial public offerings (IPOs) worldwide (1989-2001).*

*	Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights. Ranking based on dollar volume issued.

3-B

GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 96 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Goldman Sachs Asset Management increases assets under management by 100% over 1996

Dow Jones Industrial Average breaks 7000

1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

4-B

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch.

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

5-B

APPENDIX C
Statement of Intention -
(applicable only to Class A Shares)

         If a shareholder anticipates purchasing $50,000 or more of Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

         To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

         Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

         If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-C

PART B
STATEMENT OF ADDITIONAL INFORMATION
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Service Shares
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
(Each a portfolio of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

         This Statement of Additional Information (the “Additional Statement”) is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Service Shares and Institutional Shares of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio (collectively, the “Portfolios” and each individually, a “Portfolio”) dated May 1, 2002, and as may be further amended and/or supplemented from time to time (the “Prospectuses”), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.

         The audited financial statements and related Report of PricewaterhouseCoopers LLP, the independent accountants for each Portfolio, contained in each Portfolio’s 2001 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Portfolios’ Annual Report are incorporated herein by reference.

The date of this Additional Statement is May 1, 2002.

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser
32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

Toll free .......800-621-2550

INTRODUCTION

         Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware business trust established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Balanced Strategy Portfolio (“Balanced Strategy Portfolio”), Goldman Sachs Growth and Income Strategy Portfolio (“Growth and Income Strategy Portfolio”), Goldman Sachs Growth Strategy Portfolio (“Growth Strategy Portfolio”) and Goldman Sachs Aggressive Growth Strategy Portfolio (“Aggressive Growth Strategy Portfolio”) (each referred to herein as a “Portfolio” and collectively referred to as the “Portfolios”). The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolios and other series. Each Portfolio is authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future from time to time.

         Each Portfolio is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”), with its own investment objectives and policies. Each Portfolio has been constructed as a “fund of funds,” which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust (the “Underlying Funds”).

         Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Portfolio. GSAM is sometimes referred to herein as the “Investment Adviser.” Goldman Sachs serves as each Portfolio’s distributor and transfer agent. Each Portfolio’s custodian is State Street Bank and Trust Company (“State Street”).

INVESTMENT OBJECTIVES AND POLICIES

         Each Portfolio has a distinct investment objective and policies. There can be no assurance that a Portfolio’s objective will be achieved. The investment objective and policies of each Portfolio, and the associated risks of each Portfolio are discussed in the Portfolios’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Normally, each of the Portfolios will be predominantly invested in shares of the Underlying Funds. These Underlying Funds currently consist of the: CORESM Large Cap Value Fund, CORESM Large Cap Growth Fund, CORESM Small Cap Equity Fund, Real Estate Securities Fund, CORESM International Equity Fund, International Growth Opportunities Fund, and Emerging Markets Equity Fund (the “Underlying Equity Funds”); Short Duration Government Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund (the “Underlying Fixed-Income Funds”); and the Financial Square Prime Obligations Fund. The value of the Underlying Funds’ investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make.

Description of Underlying Funds

CORE Large Cap Value Fund

         Objective.This Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

         Primary Investment Focus.This Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $250 million and $300 billion.

         The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

         Other.The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Large Cap Growth Fund

         Objective.This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

         Primary Investment Focus.This Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Growth Index is currently between $206.7 million and $365.5 billion.

         The Fund’s investment adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth

Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

         Other.The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Small Cap Equity Fund

         Objective.This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers which are included in the Russell 2000® Index at the time of investment.

         Primary Investment Focus.This Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $3.7 million and $2.4 billion.

         The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

         Other.The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Real Estate Securities Fund

         Objective.This Fund seeks total return comprised of long-term growth of capital and dividend income.

         Primary Investment Focus.This Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

         The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Fund’s investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.

         Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.

         Shares of REITs.The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.

         Other.This Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

CORE International Equity Fund

         Objective.This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

         Primary Investment Focus.This Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

         The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies which involve certain risks which are not present in investments in more developed countries.

         The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

         Other.The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

International Growth Opportunities Fund

         Objective.This Fund seeks long-term capital appreciation.

         Primary Investment Focus.This Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and that are organized outside the United States or whose securities are principally traded outside the United States The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Fund’s investment adviser to be strategically positioned for long-term growth. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. Many of the emerging countries in which the Fund may invest involve risks which are not present in investments in more developed countries.

         Other.The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

Emerging Markets Equity Fund

         Objective.This Fund seeks long-term capital appreciation.

         Primary Investment Focus.This Fund invests, under normal circumstances, substantially all, and at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Fund’s investment adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments: Argentina,

Botswana, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

         An emerging country issuer is any company that either: (i) has a class of its securities whose principal securities markets is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries.

         Under normal circumstances, this Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries. Concentration of the Fund’s assets in one or a few emerging countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated. Investments in emerging countries involve certain risks which are not present in investments in more developed countries.

         Other.The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

Financial Square Prime Obligations Fund

         Objective.This Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

         Primary Investment Focus.This Fund invests in securities issued or guaranteed by the U.S. Treasury; securities of the U.S. Government, its agencies, authorities and instrumentalities; obligations of U.S. banks; commercial paper and other short-term obligations of U.S. companies and other entities; repurchase agreements; certain asset-backed and receivables-backed securities; obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies authorities and instrumentalities; custodial receipts and securities issued by other investment companies. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

         Other.The investments of this Fund are limited by regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments that are permitted for the other Underlying Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

Short Duration Government Fund

         Objective.This Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

         Duration.Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Fund’s benchmark, the two-year U.S. Treasury security, plus or minus 0.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year U.S. Treasury note.

         Investment Sector.This Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

         Credit Quality.The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

         Other.This Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Core Fixed Income Fund

         Objective.This Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

         Duration.Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

         Investment Sector.This Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

         The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) (if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding par value of at least $150 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund, therefore, may invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

         Credit Quality.All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Fund’s investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund’s investment adviser to be of comparable quality.

         Other.This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Global Income Fund

         Objective.This Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

         Duration.Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year government bond.

         Investment Sector.The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed-income securities of U.S. and foreign issuers. The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

         The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

         Credit Quality.All securities purchased by the Fund will be rated, at the time of purchase, at least BBB or Baa by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of purchase, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Fund’s investment adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

         Other.This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund’s total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices. The Fund may purchase securities on a when-issued or forward commitment basis.

         The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund’s investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

High Yield Fund

         Objective.This Fund seeks a high level of current income and may also consider the potential for capital appreciation.

         Duration.Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Lehman Brothers U.S. Corporate High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year U.S. Treasury note.

         Investment Sector.This Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

         Credit Quality.This Fund invests at least 80% of its Net Assets in securities rated BB or Ba or lower at the time of purchase or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may purchase securities of issuers in default. Non-investment grade securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See “Description of Investment Securities and Practices.” A description of the corporate bond ratings is contained in Appendix A to this Additional Statement.

         Other.This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, and currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

         The Short Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and neither this Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by Securities and Exchange Commission (“SEC”) regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

         As stated in the Prospectuses, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their respective prospectuses and Statements of Additional Information. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.

Corporate Debt Obligations

         Each Underlying Fund (other than the Short Duration Government Fund) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         Commercial Paper and Other Short-Term Corporate Obligations.Certain of the Underlying Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

         Trust Preferreds.Certain of the Underlying Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

         High Yield Securities.Bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities) are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s and Fitch, Inc. (“Fitch”).

         The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

         The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

         Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.

         The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund’s annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

         The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

         The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

         Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund’s portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities.

         Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund’s investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund’s investment adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The investment adviser continually monitors the investments in an Underlying Fund’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

         Loan Participations.The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will normally be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises

         Each Underlying Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

         U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid. Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund’s limitation on investment in illiquid securities.

         The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Bank Obligations

         Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.

         Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

         Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

         PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Zero Coupon Bonds

         An Underlying Fund’s investment in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.

Variable and Floating Rate Securities

         The interest rates payable on certain fixed-income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         Permissible investments for certain of the Underlying Funds include “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.

Custodial Receipts and Trust Certificates

         Each Underlying Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Funds may also invest in separately issued interests in custodial receipts and trust certificates.

         Although under the terms of a custodial receipt an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

         Certain custodial receipts and trust certificates may be derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Municipal Securities

         Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”).

         Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

         The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

         In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

         An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

         The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

         The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.

         Municipal Leases, Certificates of Participation and Other Participation Interests.Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

         Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

         Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

         Certain Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

         Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

         An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

          Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.

         Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities

         General Characteristics. Certain of the Underlying Funds may invest in Mortgage-Backed Securities as described in the Prospectuses. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

         The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

         Adjustable Rate Mortgage Loans (“ARMs”). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

         Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

         ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

         There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund’s portfolio that holds ARMs and, therefore, in the net asset value of such Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

         Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

         Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Underlying Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

         Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.

         An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac.

         Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

         Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

         Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

         Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

         Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

         The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Mortgage Pass-Through Securities. As described in the Prospectuses, certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interest of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

         The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

         Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

         Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

         Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain ARMs included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

         Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

         Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

         Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

         In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

         The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

         Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

         Voluntary Advances. In the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

         Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

         Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. An Underlying Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

         Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Underlying Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or

Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

         Stripped Mortgage-Backed Securities. Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. An Underlying Fund’s investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities

         Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Certain Underlying Funds may invest in asset-backed securities. Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that an Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

Futures Contracts and Options on Futures Contracts

         Each Underlying Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or, with respect to certain Underlying Funds, on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, an Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, an Underlying Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. An Underlying Fund may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Underlying Fixed-Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund owns or proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund’s investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. An Underlying Fund will engage in futures transactions and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

         In addition to bona fide hedging, a CFTC regulation permits an Underlying Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

         In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of an Underlying Fund’s trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

         Writing Covered Options. Certain of the Underlying Funds may write (sell) covered call and put options on any securities in which they may invest or on any securities index consisting of securities in which it may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

         In the case of a call option, the option is “covered” if an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. A call option is also covered if an Underlying Fund holds a call on the same security as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference. A put option is also covered if an Underlying Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference.

         An Underlying Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated by the Underlying Fund) upon conversion or exchange of other securities held by it. An Underlying Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

         An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

         Purchasing Options. Each Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         An Underlying Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.

         An Underlying Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

         Yield Curve Options. Each Underlying Fixed-Income Fund and Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

         Yield curve options written by an Underlying Fund will be “covered.” A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund’s net liability under the two options. Therefore, an Underlying Fund’s liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund’s liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds’ investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights

         Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments

         Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund’s investment adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

         Investing in foreign securities also involves, however, certain special risks, including those discussed in the Portfolio’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, an Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could affect an Underlying Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

         As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets” below.

         Investing in Emerging Markets. The CORE International Equity, International Growth Opportunities and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Real Estate Securities Fund may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income and High Yield Funds may invest in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.

         Investments in debt securities of emerging market issuers involve special risks. The development of a market for such securities is a relatively recent phenomenon, and the securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be few publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

         Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. A Fund’s investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control prices in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on an Underlying Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

         Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

         Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

         Certain Funds may seek investment opportunities within the former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

         An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the

U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

         Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund’s assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.

         Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund’s net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

         Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

         Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

         An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when an Underlying Fund’s investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.

         Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. These Funds may also enter into forward contracts to seek to increase total return.

         Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of an Underlying Fund’s commitments with respect to such contracts. Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year.

         While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

         Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to make markets in the currencies they trade and these markets can experience periods of illiquidity.

         Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may, to the extent they invest in foreign securities, write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund’s investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.

         A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. For a description of how to cover written put and call options, see “Writing Covered Options” above.

         An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

         An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

         An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

         As noted, in addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

         Special Risks Associated with Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

         An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

         The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls

         Certain of the Underlying Funds may enter into mortgage “dollar rolls” in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund’s investment adviser to manage an Underlying Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

         Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund.

         Convertible debt securities are equity investments for purposes of each Underlying Fund’s investment policies.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Interest Rate Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors and Collars

         Certain Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Funds may enter into mortgage, credit, index, interest rate and total return swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Certain Underlying Funds may also purchase and write (sell) options on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

         A great deal of flexibility is possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, index and mortgage swaps is normally limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, index or mortgage swap defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that an Underlying Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Underlying Funds and their investment advisers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.

         An Underlying Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed-Income Funds will not enter into any mortgage, interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds’ transactions in swaps, caps, floors and collars.

         The use of interest rate, total return, mortgage, credit, index and currency swaps, as well as options on swaps, interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund’s investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps

         Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         An Underlying Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Underlying Fund’s potential exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.

         An Underlying Equity Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser. An Underlying Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Real Estate Investment Trusts

         The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities

         Each Underlying Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. government securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Underlying Funds may invest cash received as collateral for securities lending transactions in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and the Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral. An Underlying Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of a loan, an Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by an Underlying Fund’s investment adviser or its agent to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, the Underlying Fund’s investment adviser or its agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of the Underlying Fund’s total assets (including the loan collateral).

         The Underlying Funds’ Board of Trustees has approved each Underlying Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Underlying Funds have retained an affiliate of their respective investment advisers to serve as the securities lending agent for each Underlying Fund for which the lending agent may receive a fee, including a fee based on a share of the returns on investment of cash collateral, for these services. The lending agent may, on behalf of the Underlying Funds, invest cash collateral received by an Underlying Fund for securities loans in, among other things, other registered or unregistered funds, including shares or units of private investing funds or money market funds that are managed by the investment adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities. The Underlying Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman affiliate has acted as lending agent for compliance with the Underlying Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under each Underlying Fund’s securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

         Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. An Underlying Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

         Each Underlying Fund may invest a portion of its net assets in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

         Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Underlying Fund’s investment adviser or any of its affiliates serves as investment adviser, administrator and distributor. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Underlying Fund. However, to the extent that the Underlying Fund invests in a money market fund for which the Underlying Fund’s investment adviser or any of its affiliates acts as adviser, the management fees payable by the Underlying Fund to the investment adviser or its affiliates will, to the extent required by the SEC, be reduced by an amount equal to the Underlying Fund’s proportionate share of the management fees paid by such money market fund to the investment adviser or its affiliates. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

         Each Underlying Equity Fund may also invest in Standard & Poor’s Depositary Receipts™(“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index. The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500® Index. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500® Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500® Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation

Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Underlying Funds could result in losses on SPDRs.

         Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Certain Underlying Funds may also invest in iSharessm (formerly called World Equity Benchmark Shares or WEBS) and similar securities that invest in securities included in foreign securities indices. iSharessm are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries or regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX. To date, iSharessm have traded at relatively modest discounts and premiums to the NAVs. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Fund could be required to reconsider the uses of iSharessm as part of its investment strategy.

Repurchase Agreements

         Each Underlying Fund may enter into repurchase agreements with selected broker-dealers, banks and other financial institutions. Certain Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

         A repurchase agreement is similar to a collateralized loan, but is structured as a purchase of securities by an Underlying Fund subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish securities and other collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

         Custody of the underlying securities and other collateral will be maintained by the Underlying Fund’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to the Underlying Fund is unrelated to the interest rate on the underlying securities and other collateral subject to the repurchase agreement. The value of the purchased securities will at all times equal or exceed the value of the repurchase agreement.

         Repurchase agreements pose certain risks for all entities, including the Underlying Fund, that utilize them. Such risks are not unique to the Underlying Fund but are inherent in repurchase agreements. For instance, if the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. The Underlying Fund seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

         For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Underlying Fund to the seller of the underlying securities and other collateral. It is not clear whether for other purposes a court would consider the underlying securities and other collateral purchased by the Underlying Fund subject to a repurchase agreement as being owned by the Underlying Fund or as being collateral for a loan by the Underlying Fund to the seller.

         If, in the event of bankruptcy or insolvency proceedings against the seller of the underlying securities and other collateral, a court holds that the Underlying Fund does not have a perfected security interest in the underlying securities and other collateral, the Underlying Fund may be required to return the underlying securities and other collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Underlying Funds utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the underlying securities and other collateral. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

         Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller before repurchase of the underlying securities and other collateral under a repurchase agreement, an Underlying Fund could suffer additional losses if an Underlying Fund encounters delay that prevents the Underlying Fund from promptly selling the underlying securities and other collateral (such as if the underlying securities and other collateral is subject to a court “stay”) and incur costs before being able to sell the security. If this occurs, an Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

         The Underlying Funds, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

         Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.

         When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities

         The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. Certain commercial paper issued in reliance on Section 4(2) of the Securities Act of 1933 (the “1933 Act”) is treated like Rule 144A Securities. The Trustees have adopted guidelines under which the Underlying Funds’ investment advisers determine and monitor the liquidity of the Underlying Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

         The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Short Sales

         The Underlying Funds (other than the CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

         If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Portfolio Turnover

         Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. The Short Duration Government Fund may actively participate in the mortgage TBA (“to be announced”) market. When the Short Duration Government Fund purchases a TBA mortgage, it can either receive the underlying pools of TBA mortgages or roll it forward a month. An Underlying Fund’s turnover rate increases when the Underlying Fund rolls the TBA forward.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, “majority” means the lesser of (i) 67% or more of the shares of the Trust or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

         As a matter of fundamental policy, a Portfolio may not:

(1)	make any investment inconsistent with the Portfolio’s classification as a diversified company under the Act;

(2)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

(3)	borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;

(4)	make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

(5)	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

(6)	purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

(7)	invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts;

(8)	issue senior securities to the extent such issuance would violate applicable law.

         Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

         In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

         A Portfolio may not:

(a)	Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

(b)	Invest more than 15% of the Portfolio’s net assets in illiquid investments, including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

         The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.

TRUSTEES AND OFFICERS

         The business and affairs of the Portfolios are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Portfolio’s daily business operations.

         Trustees of the Trust

         Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees

				Number of
				Portfolios in
		Term of Office and		Fund Complex
Name,	Position(s) Held with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 59	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998 to present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Senior Vice President of Scott Paper Company (until June 1994); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (1989–Present); Member of Cornell University Council (1992–Present); Trustee of the Walnut Street Theater (1992–Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors–III and IV (since November 1998); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).	69	None

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000); UPS Transportation Professor for the Private Sector, Professor of Systems Engineering and Chairman of Systems Engineering, School of Engineering and Applied Science, University of Pennsylvania (prior thereto).	69	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Independent Trustees

				Number of
				Portfolios in
		Term of Office and		Fund Complex
Name,	Position(s) Held with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Mary P. McPherson Age: 66	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978–1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986–1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988–1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).	69	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 52	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996—1997); Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001).	69	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 62	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990–1999).	69	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet);Northern Mutual Fund Complex (57 Portfolios).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

				Number of
				Portfolios in
		Term of Office and		Fund Complex
Name,	Position(s) Held with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996 – December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).	69	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director – GSAM (May 1999-present); Limited Partner, Goldman Sachs (December 1994-May 1999); General Partner, Goldman Sachs (December 1986-December 1994); and President Chief Operating Officer of GSAM (December 1988-December 1994); and Consultant to GSAM (December 1994-May 1999).	69	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Interested Trustees

Number of
Portfolios in
		Term of Office and		Fund Complex
Name,	Position(s) Held with	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001 Since 1997	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997).	69	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Portfolios described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 41	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999 — October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992 — December 1998).

President—Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/Fund Accounting & Custody, Investors Bank Bank & Trust Company (November 1993–July 1995).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 39	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992–Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000 – present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth Curran 32 Old Slip New York, NY 10005 Age: 38	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997–December 1999); and Vice President and General Manager, First Data Corporation – Investor Services Group (1994 to 1997).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 1998	Vice President, GSAM (since June 1998); Vice President, AIM Management Group, Inc. (investment advisor) (April 1996–June 1998); and Assistant Vice President, The Northern Trust Company (June 1987–April 1996).

Vice President – Goldman Sachs Mutual Fund Complex
(registered investment companies).

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (since 1986). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary F. Hoppa 4900 Sears Tower Chicago, IL 60606 Age: 37	Vice President	Since 2000	Vice President, Goldman Sachs (since October 1999); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (January 1987–September 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age 36	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–present); and Manager, Andersen Consulting (August 1989 – April 1997). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 4900 Sears Tower Chicago, IL 60606 Age 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 - April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 36	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993–December 1997).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (since December 2001), Vice President, Goldman Sachs (1997 – December 2001); Trader, Bankers Trust (1986 to 1997).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (since 1987). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1997	Fund Manager, GSAM (since April 1996); Junior Fund Manager, GSAM (1995–April 1996); Funds Trading Assistant, GSAM (1993–1995).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Belanger 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (since June 1999); Assistant General Counsel, Goldman Sachs (since 2000) Counsel, Goldman Sachs (since 1998); Associate, Dechert Price & Rhoads (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

         The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

         The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act). All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held three meetings during the fiscal year ended December 31, 2001. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Nominating Committee.

         The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Mr. Ford and Ms.

Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

         The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Trust’s Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee held four meetings.

         The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2001, the Dividend Committee held four meetings with respect to the Portfolios included in this Additional Statement and twenty-nine with respect to all of the Funds of the Trust (including the Portfolios included in this Additional Statement).

         The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2001.

Trustee Ownership of Fund Shares

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
Portfolios in Fund
	Dollar Range of	Complex Overseen By
Name of Trustee	Equity Securities in the Portfolios[1]	Trustee[2]

Ashok N. Bakhru	None	Over $100,000

David B. Ford	None	Over $100,000

Patrick T. Harker	None	$10,001 — $50,000

Mary P. McPherson	None	Over $100,000

Alan A. Shuch	None	Over $100,000

Wilma J. Smelcer[3]	None	None

Richard P. Strubel	None	Over $100,000

Kaysie P. Uniacke[3]	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Portfolio described in this Additional Statement as of December 31, 2001.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Portfolios described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[3]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

         As of April 9, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

Board Compensation

         The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2001:

		Pension or Retirement	Total Compensation
	Aggregate	Benefits Accrued as	From Fund Complex
	Compensation	Part of the Trust's	(including the
Name of Trustee	from the Portfolios	Expenses	Portfolios)[1]

Ashok N. Bakhru[2]	$24,037	$—	$152,000

David B. Ford	0	—	0

Douglas C. Grip[3]	0	—	0

Patrick T. Harker	17,713	—	112,000

John P. McNulty[3]	0	—	0

Mary P. McPherson	17,713	—	112,000

Alan A. Shuch	0	—	0

Wilma J. Smelcer[4]	4,206	—	26,500

William H. Springer[5]	13,507	—	85,500

Richard P. Strubel	17,713	—	112,000

Kaysie P. Uniacke[4]	0	—	0

[1]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios as of December 31, 2001.

[2]	Includes compensation as Board Chairman.

[3]	Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

[4]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

[5]	Mr. Springer retired as a Trustee on August 2, 2001.

Miscellaneous

         Class A Shares of the Portfolios may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any

Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Portfolios’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

         The Trust, its investment advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolios or the Underlying Funds.

INVESTMENT ADVISERS

         As stated in the Portfolios’ Prospectuses, GSAM, 32 Old Slip, New York, New York 10005, a business unit of the Investment Management Division of Goldman Sachs, serves as Investment Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. (“GSFM”), 32 Old Slip, New York, New York, a Delaware limited partnership, serves as investment adviser to the Short Duration Government Fund. Goldman Sachs Asset Management International (“GSAMI”), Procession House, 55 Ludgate Hill, London, England EC4M 7JW, an affiliate of Goldman Sachs, serves as investment adviser to the International Growth Opportunities, Emerging Markets Equity and Global Income Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See “Service Providers” in the Portfolios’ Prospectuses for a description of the Investment Adviser’s duties to the Portfolios.

         The Goldman Sachs Group, L.P., which controlled the Portfolios’ Investment Adviser and the investment adviser of each Underlying Fund, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering in 1999.

         Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolios and Underlying Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Portfolio’s and Fund’s name for as long as a Portfolio’s or Fund’s Management Agreement is in effect.

         The Underlying Funds’ investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the investment advisers.

         For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists,

securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

         In managing the Underlying Funds, the Underlying Funds’ investment advisers have access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor, and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

         In structuring Short Duration Government Fund’s securities portfolio, the Fund’s investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the Fund’s investment guidelines

         With respect to Short Duration Government Fund, Core Fixed Income Fund and High Yield Fund, the applicable investment advisers expect to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser’s expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security’s interest rate risk by computing an option adjusted duration (OAD). The investment advisers believe a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds’ duration targets and cash flow pattern requirements.

         Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

         The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

         The Underlying Funds’ investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

         Goldman Sachs has agreed to provide the Underlying Funds’ investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds’ investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

         The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds’ investment advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund’s investments.

         In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds’ investment advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

         The Management Agreements for the Portfolios and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.

         The Portfolios’ Management Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on April 24, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Portfolios’ respective management fee rates; the Portfolios’ respective operating expense ratios; the Investment Adviser’s fee waivers and expense reimbursements for the respective Portfolios; and the investment performance of the Portfolios for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios’ management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Portfolios for its investment management services and for other non-investment management services, and its expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Portfolios; and the Portfolios’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreement. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreement to the Portfolios and their shareholders, and concluded that the Management Agreement should be reapproved and continued in the interests of the Portfolios and their shareholders. These arrangements were approved by the sole shareholder of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios on January 1, 1998. The Management Agreement will remain in effect until June 30, 2003 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and (ii) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

         Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (iii) arranges for at each Portfolio’s expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio’s records; and (v) provides office space and all necessary office equipment and services.

         Pursuant to the Management Agreement, the Investment Advisers are entitled to receive the fees set forth below, payable monthly, based on such Portfolio’s average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers are voluntarily limiting their management fees for the Portfolios to the annual rates listed below:

	Management Fee	Management Fee
Portfolio	With Limitations	Without Limitations

Balanced Strategy	.15%	.35%

Growth and Income Strategy	.15%	.35%

Growth Strategy	.15%	.35%

Aggressive Growth Strategy	.15%	.35%

         The fees paid by the Portfolios for services rendered pursuant to the Management Agreement were as follows (with and without the fee limitations that were then in effect) for the fiscal years ended December 31:

	2001		2000		1999

	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations

Balanced Strategy	$117,631	$274,472	$132,905	$310,112	$151,574	$353,673

Growth and Income Strategy	491,727	1,147,362	636,522	1,485,219	661,611	1,543,759

Growth Strategy	388,329	906,100	485,762	1,133,444	461,317	1,076,406

Aggressive Growth Strategy	182,432	425,674	212,979	496,951	177,161	413,376

         Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios and the Underlying Funds or impede their investment activities.

         Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and the Underlying Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Underlying Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Underlying Funds invest, which could have an adverse impact on each Underlying Fund’s (and, consequently, each Portfolio’s) performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser’s and its advisory affiliates’ asset management activities, will be executed independently of the Underlying Funds’ transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Underlying Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Underlying Funds.

         From time to time, the Underlying Funds’ activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

         In connection with their management of the Underlying Funds, the Underlying Funds’ investment advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds and it is not anticipated that the investment advisers will have access to such information for the purpose of managing the Underlying Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the investment advisers in managing the Underlying Funds.

         The results of each Underlying Fund’s investment activities may differ significantly from the results achieved by the investment advisers and their affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by an Underlying Fund. Moreover, it is possible that an Underlying Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Underlying Funds in certain emerging and other markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

         An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding an Underlying Fund’s activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Underlying Fund’s proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities currencies and investments similar to those in which the Underlying Fund invests.

         In addition, certain principals and certain of the employees of the Underlying Funds’ investment advisers are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

         The Underlying Funds’ investment advisers may enter into transactions and invest in currencies or instruments on behalf of an Underlying Fund in which customers of Goldman Sachs (or, to the extent permitted by the SEC, Goldman Sachs) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of an Underlying Fund, and such party may have no incentive to assure that the Underlying Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which an Underlying Fund invests or which may be based on the performance of an Underlying Fund. The Underlying Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Underlying Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolios. To the extent affiliated transactions are permitted, the Underlying Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

         Each Underlying Fund will be required to establish business relationships with its counterparties based on the Underlying Fund’s own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with an Underlying Fund’s establishment of its business relationships, nor is it expected that an Underlying Fund’s counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Underlying Fund’s creditworthiness.

         From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of an Underlying Fund in order to increase the assets of the Underlying Fund. Increasing an Underlying Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Underlying Fund’s expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of an Underlying Fund acquired for its own account. A large redemption of shares of an Underlying Fund by Goldman Sachs could significantly reduce the asset size of the Underlying Fund, which might have an adverse effect on the Underlying Fund’s investment flexibility, portfolio diversification and expense ratio.

         It is possible that an Underlying Fund’s holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. In making investment decisions for the Portfolios, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of these activities. In addition, from time to time, Goldman Sachs’ activities may limit the Underlying Funds’ flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Underlying Funds’ investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Underlying Funds.

Distributor and Transfer Agent

         Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of shares of the Portfolios pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of each of the Portfolios that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Portfolio shares.

         Goldman Sachs retained approximately the following commissions on sales of Class A, Class B and Class C Shares during the fiscal years ended December 31:

	2001	2000	1999

Balanced Strategy	$8,000	$24,000	$41,000

Growth and Income Strategy	24,000	51,000	129,000

Growth Strategy	41,000	129,000	124,000

Aggressive Growth Strategy	33,000	33,000	52,000

         Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606, also serves as the Portfolios’ transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis of 0.04% of average daily net assets with respect to each Portfolio’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Portfolio’s Class A, Class B and Class C Shares (less transfer agency expenses borne by a share class).

         As compensation for the services rendered to the Portfolios by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive fees from each Portfolio as stated in the Prospectuses. For the fiscal years ended December 31, 2001, 2000 and 1999, the amounts paid to Goldman Sachs by each Portfolio were as follows under the schedules then in effect:

	2001	2000	1999

Balanced Strategy

Class A Shares	$60,864	$65,526	$77,305

Class B Shares	48,337	57,395	63,922

Class C Shares	33,997	41,113	47,803

Institutional Shares	895	731	440

Service Shares	326	178	183

Growth and Income Strategy

Class A Shares	$262,708	$338,226	$351,191

Class B Shares	191,260	249,653	262,439

Class C Shares	131,402	167,313	180,448

Institutional Shares	7,251	10,041	8,542

Service Shares	640	710	713

Growth Strategy

Class A Shares	$194,903	$248,416	238,541

Class B Shares	173,629	221,222	212,844

Class C Shares	110,712	134,173	123,235

Institutional Shares	2,335	2,182	1,796

Service Shares	326	237	249

Aggressive Growth Strategy

Class A Shares	$95,362	$110,082	$96,745

Class B Shares	64,056	86,458	78,757

Class C Shares	56,275	63,168	44,389

Institutional Shares	3,180	2,070	899

Service Shares	59	49	51

         The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Portfolios are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

         The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses payable to the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its “non-interested” Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, or distribution and service plan applicable to a particular class and transfer agency fees, all Portfolio expenses are borne on a non-class specific basis.

         The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Portfolio or Underlying Fund, which would have the effect of lowering that Portfolio or Underlying Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

         The Investment Adviser has voluntarily agreed to reduce or limit certain “Other Expenses” (excluding management, distribution and service fees, taxes, transfer agency fees and expenses, service fees, shareholder administration fees, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) for the Portfolios to the extent such expenses exceed the percentage of average daily net assets specified in the Portfolios’ Prospectuses. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

         The amounts of certain “Other Expenses” of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect for the fiscal years ended December 31:

	2001	2000	1999

Balanced Strategy	$205,937	$263,831	$262,656

Growth and Income Strategy	209,355	336,825	255,735

Growth Strategy	221,252	318,300	244,702

Aggressive Growth Strategy	212,928	283,463	244,198

         Fees and expenses of legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Portfolio’s custodian.

Reimbursement

         For the fiscal years ended December 31, 2001, 2000 and 1999, the total amounts of management fees and certain “Other Expenses” of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Balanced Strategy	$362,778	$441,038	$464,755

Growth and Income Strategy	864,989	1,185,522	1,137,883

Growth Strategy	739,023	965,982	859,791

Aggressive Growth Strategy	456,171	567,435	480,413

Custodian and Sub-Custodians

         State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Accountants

         PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, currently serves as the independent accountants of the Portfolios of the Trust for the fiscal year ending December 31, 2002. In addition to audit services, PricewaterhouseCoopers LLP prepares the Trust’s federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The data set forth under “Financial Highlights” in the Portfolios’ Prospectuses for the fiscal years or periods ended on or before December 31, 1999, were audited by the Portfolios’ former independent accountants.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

         In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

         In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds’ investment advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Underlying Fund may pay a broker that provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds’ investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities.

         Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust. On occasion, a broker-dealer might furnish an investment adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an investment adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Underlying Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an investment adviser from its own funds.

         In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds’ investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.

         On occasions when an Underlying Fund’s investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or sub-investment adviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Underlying Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

         Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.

         The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

         Subject to the above considerations, the Underlying Funds’ investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

NET ASSET VALUE

         In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributable to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ may officially close on each Business Day. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds’ shares held by the Portfolio will be their net asset value at the time of computation. Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Portfolio securities of the other Underlying Funds for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if closing a bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund’s net asset value, the securities will be valued at the last sale price or, if not available, at the bid price at the time the net asset value is determined;

(ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

         The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

         Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund’s next determined net asset value unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

         The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

         A Portfolio may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

         Thirty-day yield is computed by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

         The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

         Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

         Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Portfolio may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance information which is based on a Portfolio’s net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Portfolios’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Portfolios.

         Thirty-day yield, distribution rate and average annual total return are calculated separately for each class of shares of each Portfolio. Each class of shares of each Portfolio is subject to different fees and expenses and may have different returns for the same period.

         Each Portfolio’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a

Portfolio as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         Occasionally, statistics may be used to specify Portfolio volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

         From time to time the Trust may publish an indication of a Portfolio’s past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, iMoneyNet, Inc.’s Money Fund Report, Micropal, Barron’s, Business Week, Consumer’s Digest, Consumer’s Report, Investors Business Daily, The New York Times, Kiplinger’s Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter’s Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio’s performance relative to certain indices and benchmark investments, including: (i) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (ii) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (iii) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (iv) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (v) the Salomon Brothers’ World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (vi) the Lehman Brothers Aggregate Bond Index or its component indices; (vii) the Standard & Poor’s Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (viii) the J.P. Morgan Global Government Bond Index; (ix) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, commercial paper and repurchase agreements; (x) iMoneyNet, Inc.’s Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (xi) the Hambrecht & Quist Growth Stock Index; (xii) the NASDAQ OTC Composite Price Return; (xiii) the Russell Midcap Index; (xiv) the Russell 2000® Index — Total Return; (xv) Russell 1000® Growth Index-Total Return; (xvi) the Value-Line Composite-Price Return; (xvii) the Wilshire 4500 Index; (xviii) the FT-Actuaries Europe and Pacific Index; (xix) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., Credit Suisse First Boston, Morgan Stanley & Co. Incorporated (including the EAFE Indices, the Morgan Stanley World Index, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Smith Barney, Merrill Lynch, or other providers of such data; (xx) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (xxi) The Goldman Sachs Commodities Index; (xxii) information produced by Micropal, Inc.; (xxiii) the Shearson Lehman Government/Corporate (Total) Index; (xxiv) Shearson Lehman Government Index; (xxv) Merrill Lynch 1-3 Year Treasury Index; (xxvi) Merrill Lynch 2-Year Treasury Curve Index;

(xxvii)  the Salomon Brothers Treasury Yield Curve Rate of Return Index; (xxviii) the Payden & Rygel 2-Year Treasury Note Index; (xxix) 1 through 3 year U.S. Treasury Notes; (xxx) constant maturity U.S. Treasury yield indices; (xxxi) the London Interbank Offered Rate; (xxxii) historical data concerning the performance of adjustable and fixed-rate mortgage loans; (xxxiii) the Tokyo Price Index; and (xxxiv) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolios and the Underlying Funds. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

•	cost associated with aging parents;

•	funding a college education (including its actual and estimated cost);

•	health care expenses (including actual and projected expenses);

•	long-term disabilities (including the availability of, and coverage provided by, disability insurance);

•	retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

•	asset allocation strategies and the benefits of diversifying among asset classes;

•	the benefits of international and emerging market investments;

•	the effects of inflation on investing and saving;

•	the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

•	measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

•	the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors;

•	the performance of various types of securities (for example, common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Portfolio;

•	the dollar and non-dollar based returns of various market indices (for example, Morgan Stanley World Index, Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the S&P 500® Index) over varying periods of time;

•	total stock market capitalizations of specific countries and regions on a global basis;

•	performance of securities markets of specific countries and regions;

•	value of a dollar amount invested in a particular market or type of security over different periods of time;

•	volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500®, iMoneyNet, Inc.’s Money Fund Average/ All Taxable Index) over varying periods of time;

•	credit ratings of domestic government bonds in various countries;

•	price volatility comparisons of types of securities over different periods of time; and

•	price and yield comparisons of a particular security over different periods of time.

         In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.’s research department by publications such as the Institutional Investor and The Wall Street Journal in advertisements.

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Gross

					Assuming No Voluntary
					Waiver of Fees and No
			Net		Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge

Balanced Strategy	A	1/1/01-12/31/01 – One Year	(7.97)%	(2.62)%	(8.40)%	(3.07)%

Balanced Strategy	A	1/2/98-12/31/01 – Since inception	1.84%	3.29%	1.25%	2.69%

Balanced Strategy	B	1/1/01-12/31/01 – One Year	(8.20)%	(3.37)%	(8.66)%	(3.83)%

Balanced Strategy	B	1/2/98-12/31/01 – Since inception	1.77%	2.54%	1.20%	1.97%

Balanced Strategy	C	1/1/01-12/31/01 – One Year	(4.34)%	(3.38)%	(4.80)%	(3.84)%

Balanced Strategy	C	1/2/98-12/31/01 – Since inception	2.56%	2.56%	1.98%	1.98%

Balanced Strategy	Institutional	1/1/01-12/31/01 – One Year	N/A	(2.21)%	N/A	(2.66)%

Balanced Strategy	Institutional	1/2/98-12/31/01 – Since inception	N/A	3.72%	N/A	3.15%

Balanced Strategy	Service	1/1/01-12/31/01 – One Year	N/A	(3.28)%	N/A	(3.73)%

Balanced Strategy	Service	1/2/98-12/31/01 – Since inception	N/A	3.21%	N/A	2.63%

Growth and Income Strategy	A	1/1/01-12/31/01 – One Year	(12.37)%	(7.27)%	(12.61)%	(7.51)%

Growth and Income Strategy	A	1/2/98-12/31/01 – Since inception	0.80%	2.23%	0.48%	1.90%

Growth and Income Strategy	B	1/1/01-12/31/01 – One Year	(12.61)%	(8.01)%	(12.87)%	(8.27)%

Growth and Income Strategy	B	1/2/98-12/31/01 – Since inception	0.70%	1.47%	0.39%	1.16%

Growth and Income Strategy	C	1/1/01-12/31/01 – One Year	(8.84)%	(7.92)%	(9.10)%	(8.18)%

Growth and Income Strategy	C	1/2/98-12/31/01 – Since inception	1.46%	1.46%	1.15%	1.15%

Growth and Income Strategy	Institutional	1/1/01-12/31/01 – One Year	N/A	(6.95)%	N/A	(7.20)%

Growth and Income Strategy	Institutional	1/2/98-12/31/01 – Since inception	N/A	2.64%	N/A	2.34%

Growth and Income Strategy	Service	1/1/01-12/31/01 – One Year	N/A	(7.35)%	N/A	(7.59)%

Growth and Income Strategy	Service	1/2/98-12/31/01 – Since inception	N/A	2.11%	N/A	1.81%

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Gross

					Assuming No Voluntary
					Waiver of Fees and No
			Net		Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge

Growth Strategy	A	1/1/01-12/31/01 – One Year	(15.91)%	(11.03)%	(16.16)%	(11.30)%

Growth Strategy	A	1/2/98-12/31/01 – Since inception	(0.74)%	0.67%	(1.09)%	0.31%

Growth Strategy	B	1/1/01-12/31/01 – One Year	(16.14)%	(11.72)%	(16.42)%	(12.00)%

Growth Strategy	B	1/2/98-12/31/01 – Since inception	(0.83)%	(0.07)%	(1.18)%	(0.42)%

Growth Strategy	C	1/1/01-12/31/01 – One Year	(12.58)%	(11.69)%	(12.86)%	(11.97)%

Growth Strategy	C	1/2/98-12/31/01 – Since inception	(0.05)%	(0.05)%	0.39%	0.39%

Growth Strategy	Institutional	1/1/01-12/31/01 – One Year	N/A	(10.55)%	N/A	(10.80)%

Growth Strategy	Institutional	1/2/98-12/31/01 – Since inception	N/A	1.08%	N/A	0.74%

Growth Strategy	Service	1/1/01-12/31/01 – One Year	N/A	(11.16)%	N/A	(11.43)%

Growth Strategy	Service	1/2/98-12/31/01 – Since inception	N/A	0.55%	N/A	0.20%

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge

Aggressive Growth Strategy	A	1/1/01-12/31/01 – One Year	(18.36)%	(13.63)%	(18.68)%	(13.97)%

Aggressive Growth Strategy	A	1/2/98-12/31/01 – Since inception	(1.81)%	(0.42)%	(2.32)%	(0.93)%

Aggressive Growth Strategy	B	1/1/01-12/31/01 – One Year	(18.58)%	(14.30)%	(18.92)%	(14.64)%

Aggressive Growth Strategy	B	1/2/98-12/31/01 – Since inception	(1.88)%	(1.13)%	(2.37)%	(1.62)%

Aggressive Growth Strategy	C	1/1/01-12/31/01 – One Year	(15.17)%	(14.31)%	(15.52)%	(14.66)%

Aggressive Growth Strategy	C	1/2/98-12/31/01 – Since inception	(1.10)%	(1.10)%	(1.59)%	(1.59)%

Aggressive Growth Strategy	Institutional	1/1/01-12/31/01 – One Year	N/A	(13.36)%	N/A	(13.70)%

Aggressive Growth Strategy	Institutional	1/2/98-12/31/01 – Since inception	N/A	(0.10)%	N/A	(0.60)%

Aggressive Growth Strategy	Service	1/1/01-12/31/01 – One Year	N/A	(13.76)%	N/A	(14.10)%

Aggressive Growth Strategy	Service	1/2/98-12/31/01 – Since inception	N/A	(0.53)%	N/A	(1.02)%

All returns are average annual total returns.

*	Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

         From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser’s views as to markets, the rationale for a Portfolio’s investments and discussions of a Portfolio’s current asset allocation.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Investment Adviser and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include the Investment Adviser’s current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

         A Portfolio’s performance data will be based on historical results and will not be intended to indicate future performance. A Portfolio’s total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Portfolio’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption.

         The Trust may, at its discretion, from time to time make a list of a Portfolio’s holdings available to investors upon request.

SHARES OF THE TRUST

         Each Portfolio is a series of Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of five classes of shares in each Portfolio: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

         Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Distribution and Service Plan are borne exclusively by Class A Shares, Class B Shares or Class C Shares, and transfer agency fees and expenses may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below.

         Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution’s customers.

         Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to Service Shares.

         Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. (the “NASD”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

         Class B Shares of the Portfolios are sold subject to a CDSC of up to 5.5% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B Shares. Class B Shares also bear the cost of a service fee at an annual rate of up to 0.25% of the average daily net assets attributed to Class B Shares.

         Class C Shares of the Portfolios are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

         It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

         Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         When issued for the consideration described in the Portfolio’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting of the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

         In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the Transfer Agent.

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Balanced Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (9.25%); Institutional Class Shares: Goldman Sachs Philanthropy Fund, 1 New York Plaza, 40th Floor, New York, NY 10004-1901 (18.03%).

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth & Income Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (13.43%).

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (9.14%).

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Aggressive Growth Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (5.66%).

         The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect to assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

         The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

         The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability

         Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

         The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

         Each Portfolio and each Underlying Fund is a separate taxable entity. Each of the Portfolios and the Underlying Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

         There are certain tax requirements that all Portfolios and Underlying Funds must follow in order to avoid federal taxation. In their efforts to adhere these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Portfolio or Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) such Portfolio or Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of such Portfolio’s or Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio’s or Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio or the Fund and engaged in the same, similar or related trades or businesses.

         If a Portfolio or Fund complies with such provisions, then in any taxable year in which such Portfolio or Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio or Fund (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio or Fund, including long-term capital gains, distributed to shareholders. In this connection, dividends received by a Portfolio from an Underlying Fund, other than capital gain distributions, are treated as ordinary income to the Portfolio. Distributions from an Underlying Fund designated as capital gain distributions are treated as long-term capital gains. In addition, upon the sale or other disposition by a Portfolio of shares of an Underlying Fund or other investment, the Portfolio will generally realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio’s holding period.

         If a Portfolio or Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If a Portfolio or Fund retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term rate capital gain, as the case may be, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio or Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio or Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Portfolio or Fund (as applicable) on that amount of net capital gain. Each Portfolio and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Growth Opportunities, Emerging Markets Equity or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio or Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         As of December 31, 2001, the Portfolios had the following capital loss carryforwards for U.S. federal tax purposes.

		Year of
	Amount	Expiration

Balanced Strategy Portfolio	$1,803,829	2009

Growth and Income Strategy Portfolio	7,533,379	2009

Growth Strategy Portfolio	6,125,856	2009

Aggressive Growth Strategy Portfolio	96,961	2009

Note: For federal income tax purposes, each Portfolio or Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

         In order to avoid a 4% federal excise tax, each Portfolio and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio or Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio or Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Portfolio and each Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

         Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps and options on swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain of the foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

         An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

         If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

         If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an

Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

         While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.

         If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an Underlying Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders — Distributions

         For U.S. federal income tax purposes, distributions by a Portfolio generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

         Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Portfolio’s dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio were not a regulated investment company may be eligible for the dividends-received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Portfolio. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain will generally be 20%-rate gain (10% for those shareholders in the 15% tax bracket). In addition, any long-term gain distributions related to assets held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For taxpayers in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for long-term gain distributions related to assets acquired after December 31, 2000 and held for more than five years. Distributions, if any, that are in excess of a Portfolio’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders — Sale of Shares

         When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares.) Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term. In general, the maximum long-term capital gain rate will be 20% for gains on assets held more than one year (10% for those shareholders in the 15% tax bracket). In addition, gains related to the sale of shares held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For shareholders in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for any shares acquired after December 31, 2000 (or marked-to-market at the beginning of 2001) and held for more than five years. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         Each Portfolio may be required to withhold, as “backup withholding,” federal income tax at the specified rate of 30% for 2002 and 2003 from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Portfolio with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service. Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts for Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

         The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Shareholders who, as to the United States, are not “U.S. persons” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

         Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

         Non-U.S. persons who fail to furnish a Portfolio with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at the specified rate of 30% for 2002 and 2003 on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.

State and Local

         Each Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which such Portfolio or Underlying Fund, as the case may be, may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in the securities held by the Portfolio or the Underlying Funds. Shareholders should consult their own tax advisers concerning these matters.

FINANCIAL STATEMENTS

         The audited financial statements and related report of PricewaterhouseCoopers LLP independent accountants, contained in each Portfolio’s 2001 Annual Report are hereby incorporated by reference. The financial statements in each Portfolio’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial highlights included in each Portfolio’s Annual Report for periods ending on or before December 31, 1999 were audited by the Portfolios’ former independent accountants. No other parts of any Annual Report are incorporated by reference herein. Copies of the Annual Reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., toll free at the telephone number on the back cover of each Portfolio’s Prospectus.

OTHER INFORMATION

         Each Portfolio will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

         The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

         As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to a Distribution and Service Plan, Shareholder Administration Plan or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

         The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) for the sale and distribution of shares of the Portfolios and/or for the servicing of those shares. These payments (“Additional Payments”) would be in addition to the payments by the Portfolios described in the Portfolios’ Prospectuses and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Portfolios and payments for providing extra employee training and information relating to the Portfolios; “listing” fees for the placement of the Portfolios on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Portfolios; “marketing support” fees for providing assistance in promoting the sale of the Portfolios’ shares; and payments for the sale of Shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Portfolios. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The Distributor currently expects that additional sales bonuses or incentives will not exceed 0.50% of the amount of any sales.

OTHER INFORMATION REGARDING MAXIMUM
SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A, Class B and Class C Shares Only)

         The following information supplements the information in the Prospectuses under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectuses for more complete information.

Maximum Sales Charges

         Class A Shares of each Portfolio are sold at a maximum sales charge of 5.5%. Using the offering price per share, as of December 31, 2001, the maximum offering price of each Portfolio’s Class A shares would be as follows:

	Net Asset	Maximum	Offering Price
	Value	Sales Charge	To Public

Balanced Strategy	$9.43	5.5%	$9.98

Growth and Income Strategy	$9.38	5.5%	$9.93

Growth Strategy	$9.30	5.5%	$9.84

Aggressive Growth Strategy	$9.25	5.5%	$9.79

         You may purchase Class A Shares of the Portfolios without an initial sales charge or a CDSC using the proceeds from shares redeemed from a registered open-end management investment company that is neither (i) a money market fund nor (ii) distributed or managed by

Goldman Sachs or its affiliates (“Eligible Funds”). To qualify for this waiver all of the following conditions must be met:

(1)	The redemption of the Eligible Fund shares must be within 60 days of the purchase of the Class A Shares of the Portfolios;

(2)	Your broker must have entered into an agreement with Goldman Sachs concerning this sales charge waiver;

(3)	Purchases of Class A Shares must be made through your broker and the waiver must be requested when the purchase order is placed;

(4)	The proceeds used to purchase Class A Shares may not be from the redemption of money market fund shares;

(5)	If you use your redemption proceeds to purchase shares of a money market fund of the Trust, a subsequent exchange of those money market fund shares will be subject to a sales charge; and

(6)	The Distributor may require evidence of your qualification for this waiver.

Other Purchase Information

         The sales load waivers on the Portfolios’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

         If shares of a Portfolio are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

         Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client’s return.

Right of Accumulation — (Class A)

         A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A

Shares (acquired by purchase or exchange) of a Portfolio and Class A Shares of any other mutual funds sponsored by Goldman Sachs (the “Goldman Sachs Funds”) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 up to (but less than) $250,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Portfolios may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management will be combined with Class A Shares and other assets held by all other Goldman Sachs Wealth Management accounts. In addition, Class A Shares of the Portfolios and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Portfolios’ shares to eligible persons; and (ii) notification to the relevant Portfolio at the time of purchase that the investor is eligible for this right of accumulation.

Statement of Intention — (Class A)

         If a shareholder anticipates purchasing at least $100,000 of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

         The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

         You may receive dividends and distributions in additional shares of the same class of the Portfolio in which you have invested or you may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if you hold Class A Shares of a Portfolio, or ILA Class B or Class C Shares of the Prime Obligations Fund, if you hold Class B or Class C Shares of a Portfolio (the “ILA Funds”).

         A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

         A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of a Portfolio into an identical account of another Goldman Sachs Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

         As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Portfolio at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

         A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

         Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

DISTRIBUTION AND SERVICE PLANS
(Class A, Class B and Class C Shares Only)

         As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Portfolio, distribution and service plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. See “Shareholder Guide – Distribution and Service Fees” in the Prospectuses. The Plans finance distribution and other services that are provided to investors in the Portfolios and enable the Portfolios to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Portfolios. In addition, the Plans are intended to assist the Portfolios in reaching and maintaining asset levels that are efficient for the Portfolio’s operations and investments.

         The Plans for each Portfolio were most recently approved on April 24, 2002 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

         The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75% per annum of a Portfolio’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Portfolio. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Portfolio’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

         Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Portfolios’ Class A, Class B and Class C Shares.

         Under each Plan, Goldman Sachs, as distributor of each Portfolio’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

         The Plans will remain in effect until May 1, 2003 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Portfolio and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A, Class B or Class C Shares, respectively, of the affected Portfolio and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust may be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A, Class B and Class C Shareholders.

         For the period ended December 31, 2001, 2000 and 1999, the distribution and service fees paid to Goldman Sachs by each Portfolio then in existence pursuant to the Class A, Class B and Class C Plans were as follows:

	Period Ended December 31, 2001

	Class A Plan	Class B Plan	Class C Plan

Balanced Strategy	$80,083	$254,405	$178,933

Growth and Income Strategy	345,668	1,006,631	691,590

Growth Strategy	256,452	913,834	582,694

Aggressive Growth Strategy	125,477	337,138	296,181

	Period Ended December 31, 2000

	Class A Plan	Class B Plan	Class C Plan

Balanced Strategy	$86,219	$302,081	$216,384

Growth and Income Strategy	445,032	1,313,964	880,595

Growth Strategy	326,864	1,164,328	706,176

Aggressive Growth Strategy	144,844	455,044	332,463

	Period Ended December 31, 1999

	Class A Plan	Class B Plan	Class C Plan

Balanced Strategy	$101,716	$336,432	$251,595

Growth and Income Strategy	462,094	1,381,257	949,729

Growth Strategy	313,869	1,120,232	648,606

Aggressive Growth Strategy	127,296	414,513	233,626

         During the period ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Portfolio with Class A Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	and
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders	Advertising

Period Ended December 31, 2001:

Balanced Strategy	$111,322	$42,978	$47,742	$2,057	$15,731

Growth and Income Strategy	420,297	65,625	72,926	3,134	25,118

Growth Strategy	329,517	56,047	63,973	2,626	21,096

Aggressive Growth Strategy	201,058	67,087	72,734	3,208	24,620

1	Advance Commissions paid to dealers of 1% on Class B Shares are considered deferred assets which are amortized over a period of one year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

         During the period ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Portfolio with Class B Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	and
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	To Dealers [1]	Personnel	Expenses	Shareholders	Advertising

Period Ended December 31, 2001:

Balanced Strategy	$293,914	$26,873	$36,677	$1,610	$12,158

Growth and Income Strategy	1,588,840	39,286	51,849	2,211	17,844

Growth Strategy	1,387,308	41,687	55,696	2,283	18,369

Aggressive Growth Strategy	553,920	35,627	47,427	2,144	16,183

1	Advance Commissions paid to dealers of 1% on Class B Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

         During the period ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Portfolio with Class C Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	and
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders	Advertising

Period Ended December 31, 2001:

Balanced Strategy	$183,622	$19,293	$25,773	$1,134	$8,558

Growth and Income Strategy	708,685	28,383	35,656	1,517	12,262

Growth Strategy	634,853	26,771	35,534	1,459	11,713

Aggressive Growth Strategy	323,567	31,220	41,915	1,858	14,194

1	Advance Commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)

         Each Portfolio has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance and certain shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Portfolio enters into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

         (i)  Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (b) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the Service Organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

         (ii)  Shareholder administration services, including (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (b) establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (c) processing customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (e) processing dividend payments on behalf of customers; and (f) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD Conduct Rules.

         As compensation for such services, each Portfolio will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of the Portfolio attributable to or held in the name of such Service Organization.

         The amount of the fees paid under the Plans by each Portfolio then in existence to Service Organizations was as follows for the period ended December 31 (prior to January 30, 2001, the Portfolios had a single service plan that provided fees for both personal and account maintenance services and shareholder administration services):

	2001	2000	1999

Balanced Strategy	$4,081	$2,216	$2,295

Growth and Income Strategy	8,000	8,880	8,917

Growth Strategy	4,075	2,952	3,115

Aggressive Growth Strategy	745	615	639

         The Portfolios have adopted the service plan but not the shareholder administration plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

         The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Portfolio’s Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 24, 2002. The Plans and Service Agreements will remain in effect until May 1, 2003 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the affected Portfolio’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the affected Portfolio’s outstanding Service Shares on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and the holders of Service Shares of the Portfolios.

APPENDIX A

DESCRIPTION OF DEBT SECURITIES RATINGS

Short-Term Credit Ratings

         A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

         “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

         “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

         “A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         “B” — Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

         “C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         “D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

         “Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

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         “Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         “Prime-3” — Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         “Not Prime” — Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

         “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         “D” — Securities are in actual or imminent payment default.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor’s for long-term issues:

         “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

         “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

         “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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         “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

         “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

         “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

         “C” — A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         •     PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody’s for long-term debt:

         “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

         “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective

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elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         “Ba” — Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         “B” — Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         “Caa” — Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         “Ca” — Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         “C” — Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         “BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         “BB” — Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         “B” — Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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         “CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

         “DDD,” “DD” and “D” — Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

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Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

         “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three Moody’s rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

         “MIG-1”/“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         “MIG-2”/“VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         “MIG-3”/“VMIG-3” — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

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About Credit Ratings

         A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

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APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

         Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain

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the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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GOLDMAN, SACHS & CO.’S INVESTMENT BANKING
AND SECURITIES ACTIVITIES

         Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

•	With fifty offices worldwide, Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

•	The number one underwriter of all international equity issues from 1989-2001.

•	The number one lead manager of U.S. common stock offerings from 1989-2001.*

•	The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.

*	Source: Securities Data Corporation. Common stock ranking excludes REITS, Investment Trusts and Rights. Rankings based on dollar volume issued.

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GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 96 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Dow Jones Industrial Average breaks 7000

Goldman Sachs Asset Management increases assets under management by 100% over 1996

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1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

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APPENDIX C

Statement of Intention
(applicable only to Class A Shares)

         If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

         To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

         Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

         If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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STATEMENT OF ADDITIONAL INFORMATION
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES

GOLDMAN SACHS INTERNET TOLLKEEPER FUNDSM
GOLDMAN SACHS REAL ESTATE SECURITIES FUND
(Each a Specialty Fund of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

         This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Internet Tollkeeper Fund and Goldman Sachs Real Estate Securities Fund dated May 1, 2002 (the “Prospectuses”), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting for the benefit of their customers.

         The audited financial statements and related report of Ernst & Young LLP, independent auditors for each Fund, contained in each Fund’s 2001 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Funds’ Annual Report are incorporated by reference.

GOLDMAN SACHS ASSET MANAGEMENT	GOLDMAN, SACHS & CO

Investment Adviser	Distributor

32 Old Slip	85 Broad Street

New York, New York 10005	New York, New York 10004

GOLDMAN, SACHS & CO

Transfer Agent

4900 Sears Tower

Chicago, Illinois 60606

Toll free (in U.S.) . . . 800-621-2550

The date of this Additional Statement is May 1, 2002.

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INTRODUCTION

         Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Internet Tollkeeper Fund (“Internet Tollkeeper Fund”) and Goldman Sachs Real Estate Securities Fund (“Real Estate Securities Fund”) (collectively referred to herein as the “Funds”).

         The Trustees have authority under the Trust’s charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See “Shares of the Trust.”

         Goldman Sachs Asset Management, (“GSAM” or the “Investment Adviser”) a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is State Street Bank and Trust Company (“State Street”).

         The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. There is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

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INVESTMENT POLICIES

         Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund is a diversified, open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

         Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in either Fund may be worth more or less when redeemed than when purchased. Neither Fund should be relied upon as a complete investment program.

General Information Regarding The Funds.

         The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

         Internet Tollkeeper Fund — Growth Style. The Internet Tollkeeper Fund is managed using a growth equity oriented approach. Equity investments for this Fund are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser’s opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the

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security’s prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

         The Internet Generally. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information and conduct business. It is dramatically changing the way consumers and businesses are buying and selling goods and services. The World Wide Web, a means of graphically interfacing with the Internet, provides companies with the ability to reach a global audience with greater operating efficiency and conveniently provides consumers with a broad selection of services and products.

         Historical technological breakthroughs like the invention of the telephone, electricity and the automobile changed the way people lived and conducted commerce. As with previous advancements in communication there has been a tremendous amount of excitement and activity being generated by people researching information, consumers shopping for products, companies improving their business plans and investors seeking to capitalize on opportunities. The advent of the radio, television and the personal computer was also met with a high degree of excitement and many of the companies that were associated with the new technology received high stock valuations. Only a few of these original companies were able to achieve long-term success. The Investment Adviser believes that it is difficult to predict which of the new Internet companies will ultimately succeed but that there will be many established companies that will benefit from the growth of the Internet.

         Origins of the Internet. The evolution of the Internet began as a result of the Cold War. In 1962, The Rand Corporation was asked by the United States Military to devise a military communication network that could survive a nuclear war. The basic premise of the network was to have a decentralized network that would still be able to deliver messages to their destinations even if some nodes (cities) were destroyed along the route.

         The first network called ARAPNET connected four universities in 1969. The original use of the network was for long-distance computation that allowed researchers to collaborate on projects. A secondary use also evolved as people began to use the network as an electronic post office to trade e-mails. As networking technology improved and the number of personal computers increased the Internet evolved into much more than a global communications medium. Today, electronic communication and commerce have become integral parts of the global economy. International Data Corporation (IDC) estimates that in 1995 there were approximately 101 billion e-mail messages sent worldwide, and that by 2000 the number of e-mail messages sent worldwide increased to 2.6 trillion. IDC further estimates that, by 2005, there will be approximately 9.2 trillion e-mail messages sent worldwide.

         Growth of the Internet. Personal and business use of the Internet is growing quickly. Personal uses of the Internet now include sending electronic mail, researching a wide variety of information, shopping for goods and services, accessing on-line versions of publications, getting

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maps and driving directions and listing group or association schedules and events. Businesses are offering products and services to both consumers and business clients. According to Jupiter Research, U.S. business to business electronic commerce was $336 billion in 2000 and is expected to grow to $6.3 trillion in 2005. Companies are offering products and services that do not require the customer’s physical presence to purchase including books, apparel, music, videos, computer hardware and software, consumer electronics, appliances, airline tickets and stock trading. Additionally, consumers are able to use the internet to comparison shop for prices and to track on-line purchases, adding to the convenience of purchasing through use of the internet. Electronic commerce offers businesses the opportunity to improve communication with employees, suppliers and customers thereby streamlining the purchasing process.

         Risk Considerations Regarding the Internet Industry. Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Fund’s shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

         The success of the many Internet companies will also depend in large part upon the development and maintenance of the infrastructure of the World Wide Web for providing reliable Web access and services, such as a reliable network backbone with the necessary speed, data capacity and security, or timely development of complementary products such as high speed modems. There can be no assurance that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will continue to be developed or that if they are developed, that the Web will continue to be a viable commercial marketplace for services such as those offered by Internet companies.

         The market for the purchase of products and services over the Internet is a new and emerging market and is subject to consumer and business acceptance and continued use as new technologies evolve. If continued acceptance and growth of Internet use does not occur, an Internet company’s business and financial performance will suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services, or purchase enhanced services or technology, for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate

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business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

         Despite the implementation of security measures, an Internet company’s networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

         The law relating to the liability of online services companies for information carried on or disseminated through their services is currently unsettled. Claims have been brought, and in some cases successfully argued, against online services companies under both United States and foreign law for defamation, libel, invasion of privacy, negligence, copyright or trademark infringement, or other theories based on the nature and content of the materials disseminated through their services. Certain federal laws have had the effect of protecting online services companies from certain of such claims concerning materials disseminated through their services, either by providing immunity or through failure of those bringing action against online services to show violation of such laws; nevertheless, online services companies sometimes have been held liable for materials disseminated through their services, particularly for claims of trademark infringement. In addition, legislation has been proposed that imposes liability for or prohibits the transmission over the Internet of certain types of information. The increased attention focused upon liability issues as a result of these lawsuits, the effect of existing federal legislation and legislative proposals could also favorably or disfavorably impact the growth of Internet use.

         It is possible that a number of laws and regulations may be adopted with respect to the Internet or other online services covering issues such as user privacy, freedom of expression, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security. The nature of such governmental action and the manner in which it may be interpreted and enforced cannot be fully determined. Such action could subject an Internet company and/or its customers to potential liability, which in turn could have an adverse effect on the Internet company’s business, results of operations and financial condition. The adoption of any such laws or regulations might also decrease the rate of growth of Internet use, which in turn could decrease the demand for the services of Internet companies or increase the cost of doing business or in some other manner have a material adverse effect on an Internet company’s business, results of operations and financial condition. In addition, applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy is developing. While the vast majority of such laws were adopted prior to the advent of the Internet and related technologies and, as a result, do not directly contemplate or address the unique issues of the Internet and related technologies, amendments to these laws, new laws or court decisions could have the effect of favorably or disfavorably impacting the growth of Internet use.

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         The U.S. Congress has adopted legislation, and is considering certain proposed legislation, to protect the privacy of personal information collected on the Internet. This legislation could require an online service to adopt safeguards to protect the confidentiality, security and integrity of personal information and provide a process for individuals to consent or limit the disclosure of such information. Certain states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. While a federal court has recently ruled in favor of online services companies regarding certain processes employed to obtain personal information from users, future court decisions, changes to existing laws or the passage of new laws intended to address privacy issues could create uncertainty in the marketplace that could reduce demand for the services of an internet company or increase the cost of doing business as a result of litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect an internet company’s business, results of operations and financial condition.

         Internet companies do not collect sales or other similar taxes. However, one or more states may seek to impose sales tax collection obligations on Internet companies which engage in or facilitate online commerce, and proposals have been made at the state and local level that would impose additional taxes on the sale of goods and services through the Internet. Such proposals, if adopted, could substantially impair the growth of electronic commerce, and could adversely affect an Internet company’s opportunity to derive financial benefit from such activities. Moreover, a successful assertion by one or more states or any foreign country that an Internet company should collect sales or other taxes on the exchange of merchandise on its system could have a material adverse effect on an Internet company’s business, results of operations and financial condition.

         Legislation prohibiting states from imposing taxes on internet access or imposing multiple or discriminatory taxes on electronic commerce has been adopted by the U.S. Congress, with a tax moratorium ending on November 1, 2003. While there is proposed legislation before the U.S. Congress to permanently extend the tax moratorium and to encourage states to simplify their sales and use taxes, failure to extend the tax moratorium could allow various states to impose taxes on internet-based commerce and the imposition of such taxes could have a material adverse affect on an internet company’s business, results of operations and financial condition.

         Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth which underlies the success of companies in the real estate industry. The Fund’s research and investment process focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. This process is comprised of real estate market research and securities analysis. The Fund’s Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate market, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

         Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5%

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of a Fund’s net assets. Additionally, the Funds may purchase futures contracts to manage their cash position. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

Corporate Debt Obligations

         Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.

         Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.

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         Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations

         The Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

U.S. Government Securities

         Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. Each Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations

         Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking

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industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

         A Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

Variable and Floating Rate Securities

         The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts and Trust Certificates

         Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

         Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the

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custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

         Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage-Backed Securities

         General Characteristics. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

         The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser

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may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

         Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

         A Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed mortgage-backed securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of guaranteed mortgage-backed securities and the Funds’ liquidity and value.

         Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration, or guaranteed by the Veterans Administration, or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

         Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

         Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

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         Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

         Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

         The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

         Mortgage Pass-Through Securities. Each Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

         The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

                  Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the

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holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

                  Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

                  Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

                  Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

                  Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

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                  Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

                  In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

                  The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

                  Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain

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circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

                  Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

                  Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

         Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or

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Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

         Stripped Mortgage-Backed Securities. The Real Estate Securities Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields

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on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities

         The Real Estate Securities Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.

Asset-Backed Securities

         Each Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

         Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the

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trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Funds’ recoveries on repossessed collateral may not be available to support payments on the securities.

Futures Contracts and Options on Futures Contracts

         Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to hedge against changes in currency exchange rates. Each Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

         Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will

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usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss

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incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

         In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

         Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are not currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

         Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, write

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(sell) put and call options on foreign currencies. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

         In the case of a call option, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

         A Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning off setting options as described above.

         A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options

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may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

         Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

         A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

         A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

         A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

         Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         The Real Estate Securities Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Real Estate Securities Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from

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movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

         Yield curve options written by the Real Estate Securities Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

         Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be

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affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts

         Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights

         Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Foreign Securities

         The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including securities of issuers in emerging countries. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

         Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

         Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

         Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in

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temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

         ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

         As described more fully below, each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.

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         Investing in Emerging Countries, including Asia and Eastern Europe. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

         Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

         Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

         Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for

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purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

         Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

         A Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressure and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

         A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the

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U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

         A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the

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underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

         The Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency.

         Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.

         While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

         Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

         Writing and Purchasing Currency Call and Put Options. Each Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund

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could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.

         A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. For a description of how to cover written put and call options, see “Writing Covered Options” above.

         A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

         A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

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         As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

         Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

         A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

         The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

         Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Total Return Swaps and Interest Rate Swaps, Caps, Floors and Collars

         The Real Estate Securities Fund may enter into currency, mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and

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receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

         A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Adviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

         A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

         The use of interest rate, mortgage, index, total return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, caps, floors and collars.

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Convertible Securities

         Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

         In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.

Preferred Stocks

         Each Fund may invest in preferred stocks. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred

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stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps

         Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

         A Fund generally will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

         A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities

         Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including, Goldman Sachs) and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government

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securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of a loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Investment Adviser or its agent to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, the Investment Adviser or its agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. It is intended that the value of the securities loaned will not exceed one-third of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitation stated elsewhere in the Prospectus regarding investing in fixed-income securities and cash collateral.

         The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund for which the lending agent may receive a fee, including a fee based on a share of the returns on investment of cash collateral, for these services. The lending agent may, on behalf of the Funds, invest cash collateral received by a Fund for securities loans in, among other things, other registered or unregistered funds, including shares or units of private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities. Each Fund’s Board of Trustees will periodically review securities loan transactions for which the Goldman affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under each Fund’s securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and

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actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

         Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

         A Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depositary Receipts ™ (“SPDRs”) and iSharessm, as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Fund. However, to the extent that the Fund invests in a money market fund for which the Investment Adviser or any of its affiliates acts as Investment Adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its Investment Adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

         Exchange traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the

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S&P Index. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

         Each Fund may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharessm (formerly called World Equity Benchmark Shares or “WEBS”) and similar securities that invest in securities included in foreign securities indices. iSharessm are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries or regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iSharessm on the AMEX. To date, iSharessm have traded at relatively modest discounts and premiums to the net asset values. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements

         Each Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the

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repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

         For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

         Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

         The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Short Sales

         The Funds may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

         If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty

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regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Mortgage Dollar Rolls

         The Real Estate Securities Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

         For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Portfolio Turnover

         Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

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INVESTMENT RESTRICTIONS

         The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, “majority” means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

         A Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities) (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry and the Goldman Sachs Internet Tollkeeper Fund which will invest at least 25% of its total assets in companies in one or more of the media, telecommunications, technology and/or internet industries).

(3)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

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(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

         Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

         In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

         A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.

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         Trustees of the Trust

         Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees

	Position(s)	Term of Office and		Number of Portfolios in
Name,	Held with	Length of Time	Principal Occupation(s)	Fund Complex Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 59	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998 to present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Senior Vice President of Scott Paper Company (until June 1994); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (1989–Present); Member of Cornell University Council (1992–Present); Trustee of the Walnut Street Theater (1992–Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors–III and IV (since November 1998); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000); UPS Transportation Professor for the Private Sector, Professor of Systems Engineering and Chairman of Systems Engineering, School of Engineering and Applied Science, University of Pennsylvania (prior thereto).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

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Independent Trustees

	Position(s)	Term of Office and		Number of Portfolios in
Name,	Held with	Length of Time	Principal Occupation(s)	Fund Complex Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Mary P. McPherson Age: 66	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978–1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986–1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988–1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Wilma J. Smelcer Age: 52	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996—1997); Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Richard P. Strubel Age: 62	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).

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Interested Trustees

				Number of
	Position(s)	Term of Office and		Portfolios in Fund
Name,	Held with	Length of Time	Principal Occupation(s)	Complex Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001) Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996 – December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer & Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director – GSAM (May 1999-present); Limited Partner, Goldman Sachs (December 1994-May 1999); General Partner, Goldman Sachs (December 1986-December 1994); President and Chief Operating Officer of GSAM (December 1988-December 1994); and Consultant to GSAM (December 1994-May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001 Since 1997	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

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[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, the Trust consisted of 60 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

         Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 41	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999 — October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992 — December 1998).

President—Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/Fund Accounting & Custody, Investors Bank & Trust Company (November 1993–July 1995).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 39	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992–Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

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Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Peter Fortner 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000 – present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth Curran 32 Old Slip New York, NY 10005 Age: 38	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997–December 1999); and Vice President and General Manager, First Data Corporation – Investor Services Group (1994 to 1997).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 1998	Vice President, GSAM (since June 1998); Vice President, AIM Management Group, Inc. (investment advisor) (April 1996–June 1998); and Assistant Vice President, The Northern Trust Company (June 1987–April 1996).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (since 1986). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary F. Hoppa 4900 Sears Tower Chicago, IL 60606 Age: 37	Vice President	Since 2000	Vice President, Goldman Sachs (since October 1999); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (January 1987–September 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

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Officers of the Trust

Term of Office and
Name, Age	Position(s) Held	Length of Time	Principal Occupation(s)
And Address	With the Trust	Served[1]	During Past 5 Years

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age 36	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–present); and Manager, Andersen Consulting (August 1989 – April 1997). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 4900 Sears Tower Chicago, IL 60606 Age 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 — April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 36	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993–December 1997).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (since December 2001), Vice President, Goldman Sachs (1997 – December 2001); Trader, Bankers Trust (1986 to 1997).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (since 1987). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1997	Fund Manager, GSAM (since April 1996); Junior Fund Manager, GSAM (1995–April 1996); Funds Trading Assistant, GSAM (1993–1995).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Belanger 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (since June 1999); Assistant General Counsel, Goldman Sachs (since 2000) Counsel, Goldman Sachs (since 1998); Associate, Dechert Price & Rhoads (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

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[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

         The Board of Trustees has established six standing committees in connection with their governance of the Funds – Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

         The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act). All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held three meetings during the fiscal year ended December 31, 2001. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Nominating Committee.

         The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Mr. Ford and Ms. Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

         The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee held four meetings.

         The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2001, the Dividend Committee held four meetings with respect to the Funds included in this Additional Statement and twenty-nine respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).

         The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, the Independent

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Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2001.

Trustee Ownership of Fund Shares

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
Portfolios in Fund
	Dollar Range of	Complex Overseen By
Name of Trustee	Equity Securities in the Funds[1]	Trustee[2]

Ashok N. Bakhru	None	Over $100,000

David B. Ford	None	Over $100,000

Patrick T. Harker	None	$10,001 — $50,000

Mary P. McPherson	None	Over $100,000

Alan A. Shuch	None	Over $100,000

Richard P. Strube[l]	None	Over $100,000

Wilma J. Smelcer[3]	None	None

Kaysie P. Uniacke[3]	None	$1 — $10,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2001.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

[3]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

         As of April 9, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Board Compensation

         The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2001:

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		Pension or Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the Trust's	From Fund Complex
Name of Trustee	from the Funds	Expenses	(including the Funds)[1]

Ashok N. Bakhru[2]	$4,807	$0	$152,000

David B. Ford	0	0	0

Douglas C. Grip[3]	0	0	0

Patrick T. Harker	$3,543	0	$112,000

John P. McNulty[3]	0	0	0

Mary P. McPherson	$3,543	0	$112,000

Alan A. Shuch	0	0	0

Wilma J. Smelcer[4]	$841	0	$26,500

William H. Springer[5]	$2,701	0	$85,500

Richard P. Strube[l]	$3,543	0	$112,000

Kaysie P. Uniacke[4]	0	0	0

[1]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios as of December 31, 2001.

[2]	Includes compensation as Board Chairman.

[3]	Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

[4]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

[5]	Mr. Springer retired as a Trustee on August 2, 2001.

         Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

         The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

         As stated in the Funds’ Prospectuses, GSAM, 32 Old Slip, New York, New York, a business unit of the Investment Management Division of Goldman Sachs serves as Investment Adviser to the Funds. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.

         The Goldman Sachs Group, L.P., which controlled the Funds’ Investment Adviser, merged into The Goldman Sachs Group, Inc. as a result of an initial public offering in 1999.

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         Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as a Fund’s Management Agreement is in effect.

         The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Adviser.

         For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

         In managing the Funds, the Investment Adviser has access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

         In allocating assets among foreign countries and currencies for the Funds, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with

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the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

         The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others as long as the services under the Management Agreement are not impaired thereby. The Internet Tollkeeper and Real Estate Securities Funds’ Management Agreement was most recently approved with respect to each Fund by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on April 24, 2002. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the Funds’ respective management fee rates; the Funds’ respective operating expense ratios; the Investment Adviser’s fee waivers and expense reimbursements for the respective Funds; and the investment performance of the Funds for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Funds’ management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Funds for their investment management services and for other, non-investment management services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreement. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreement to the Funds and their shareholders, and concluded that the Management Agreement should be reapproved and continued in the interests of the Funds and their shareholders. The Management Agreement was initially approved by the Trustees, including a majority of the non-interested Trustees who are not parties to the Management Agreement, on July 27, 1999 and July 22, 1997, respectively. The sole shareholder of the Internet Tollkeeper and Real Estate Securities Funds approved these arrangements on September 23, 1999 and July 21, 1997, respectively The Management Agreement will remain in effect until June 30, 2003 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the particular Fund on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

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         Pursuant to the Management Agreement the Investment Adviser is entitled to receive fees, payable monthly, at the annual rate of 1.00% of each Fund’s average daily net assets. The Funds had no fee waiver arrangements with respect to the management fee at the fiscal years ended December 31, 2001, December 31, 2000 or December 31, 1999.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the fees incurred by each Fund then in existence pursuant to the Management Agreement were as follows:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31,	December 31,	December 31,
	2001	2000	1999

Real Estate Securities Fund	$2,213,972	$1,560,870	$1,490,779

Internet Tollkeeper Fund[1]	$12,526,092	$24,341,896	$1,347,758

[1]	The Internet Tollkeeper Fund commenced operations on October 1, 1999.

         In addition to providing advisory services, under its Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

         Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

         Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund’s performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser’s and its advisory affiliates’ asset management activities, will be executed independently of the Funds’ transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated

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among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

         From time to time, the Funds’ activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

         In connection with their management of the Funds, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Funds.

         The results of each Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Funds in certain other emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated investors.

         An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund’s activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund’s proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

         In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by

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these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

         The Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs (or, to the extent permitted by the SEC, Goldman Sachs) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

         Each Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund’s creditworthiness.

         From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

         It is possible that a Fund’s holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. In making investment decisions for the Funds, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of these activities. In addition, from time to time, Goldman Sachs’ activities may limit the Funds’ flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

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Distributor and Transfer Agent

         Goldman Sachs, 85 Broad Street, New York, New York 10004 serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

         Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31,	December 31,	December 31,
	2001	2000	1999

Real Estate Securities Fund	$314,000	$266,000	$962,000

Internet Tollkeeper Fund[1]	$450,000	$4,745,000	$2,076,000

[1]	The Internet Tollkeeper Fund commenced operations on October 1, 1999.

         Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares (less transfer agency expenses borne by a share class).

         As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 from each Fund as follows under the fee schedules then in effect:

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	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31,	December 31,	December 31,
	2001	2000	1999

Real Estate Securities Fund

Class A Shares	$263,174	$186,665	$180,871

Class B Shares	12,507	5,219	338

Class C Shares	7,981	3,357	439

Institutional Shares	28,840	21,331	21,389

Service Shares	1	1	1

Internet Tollkeeper Fund[1]

Class A Shares	$912,000	$1,794,821	$99,030

Class B Shares	862,786	1,631,216	90,898

Class C Shares	454,557	947,190	54,323

Institutional Shares	31,554	52,896	2,486

Service Shares	154	100	3

[1]	The Real Estate Securities Fund commenced operations on October 1, 1999.

         The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

         The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, Goldman Sachs Asset Management International and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

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         The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of is fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

         The Investment Adviser voluntarily has agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees, taxes, interest, brokerage, and litigation, indemnification and other extraordinary expenses) for the Internet Tollkeeper and Real Estate Securities Funds to the extent such expenses exceed 0.06% and 0.00%, of each Fund’s average daily net assets.

         Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Funds’ fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

         Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s Custodian.

Reimbursement

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Real Estate Securities Fund[1]	$298,000	$460,000	$404,669

Internet Tollkeeper Fund[1]	-0-	-0-	390,663

[1]	The Internet Tollkeeper Fund commenced operations on October 1, 1999.

Custodian and Sub-Custodians

         State Street, 1776 Heritage Drive, North Quincy, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust. During the fiscal year ended December 31, 2000, the Funds entered into expense offset arrangements with State Street resulting in a reduction of each Fund’s expenses.

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Independent Auditors

         Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, currently serve as auditors of the Funds of the Trust for the fiscal year ending December 31, 2002. In addition to audit services, Ernst & Young LLP prepares the Funds’ Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The data set forth under “Financial Highlights” in the Prospectuses for the fiscal years or periods ended on or before December 31, 1999, were audited by the Funds’ former auditors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

         In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities research and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as

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clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of their decision-making responsibilities.

         Such services are used by the Investment Adviser in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.

         In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

         Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

         Subject to the above considerations, the Investment Adviser may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and customary. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested”

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Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, each Fund in existence paid brokerage commissions as indicated in the following charts. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

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		Total	Total		Brokerage
		Brokerage	Amount of	Amount of	Commissions
	Total	Commissions	Transactions	Transactions	Paid
	Brokerage	Paid to	on which	Effected through	to Brokers
	Commissions	Goldman	Commissions	Brokers Providing	Providing
	Paid	Sachs[1]	Paid	Research	Research

Fiscal Year Ended December 31, 2001:

Real Estate Securities Fund	$425,524	$50,580 (12%)[2]	$141,583,554 (17%)[3]	$8,824,121	$25,376

Internet Tollkeeper Fund	686,058	9,100 (1%)[2]	736,767,649 (1%)[3]	42,188,938	100,243

[1]	The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.

[2]	Percentage of total commissions paid to Goldman Sachs.

[3]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

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		Total	Total
		Brokerage	Amount of
	Total	Commissions	Transactions
	Brokerage	Paid to	on which
	Commissions	Goldman	Commissions
	Paid	Sachs[1]	Paid

Fiscal Year Ended December 31, 2000:

Real Estate Securities Fund	$540,669	$51,918	$179,775,702

Internet Tollkeeper Fund	$2,022,799	$44,999	$4,850,388,779

[1]	The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.

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		Total	Total
		Brokerage	Amount of
	Total	Commissions	Transaction
	Brokerage	Paid to	on which
	Commissions	Affiliated	Commissions
	Paid	Persons	Paid

Fiscal Year Ended December 31, 1999:

Real Estate Securities Fund	$452,425	$17,090	$190,627,802

Internet Tollkeeper Fund[1]	$512,326	$11,040	$1,234,176,060

[1]	The Internet Tollkeeper Fund commenced operations on October 1, 1999.

         During the fiscal year ended December 31, 2001, the Funds’ regular broker-dealers as defined in Rule 10b-1 under the Act were: Barclays Bank, Bear Stearns, Credit Suisse First Boston, JP Morgan Chase, Lehman Brothers, Salomon Smith Barney, UBS Warburg. As of December 31, 2001, the Funds held approximately the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents:

Fund	Broker/Dealer	Amount

Real Estate Securities Fund	Barclays Bank	$609,000

	Bear Stearns	$609,000

	Credit Suisse First Boston	$304,000

	JP Morgan Chase	$1,217,000

	Lehman Brothers	$609,000

	Salomon Smith Barney	$304,000

	UBS Warburg	$1,757,000

Internet Tollkeeper Fund	None	-0-

NET ASSET VALUE

         In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. New York time), or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted , and to recover amounts from (or distribute amounts to) shareholders accordingly based on the closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the last sale price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under section (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

         The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

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         Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined net asset value unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

         The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

         Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

         Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of Shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

         Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

         Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public

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offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating

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the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

         Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

         Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance information which is based on a Fund’s net asset value per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

         Each Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market.

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         A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

         From time to time the Trust may publish an indication of a Fund’s past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc. Morningstar Mutual Funds, Weisenberger Investment Companies Service, Money Fund Report, Micropal, Barron’s, Business Week, Consumer’s Digest, Consumer’s Report, Investors Business Daily, The New York Times, Kiplinger’s Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter’s Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund’s performance relative to certain indices and benchmark investments, including: (i) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (ii) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (iii) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (iv) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (v) the Salomon Brothers’ World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (vi) the Lehman Brothers Aggregate Bond Index or its component indices; (vii) the Standard & Poor’s Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (viii) the J.P. Morgan Global Government Bond Index; (ix) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (x) the Money Fund Report, a service of iMoneyNet, Inc. (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (xi) the Hambrecht & Quist Growth Stock Index; (xii) the NASDAQ OTC Composite Prime Return; (xiii) the Russell Midcap Index; (xiv) the Russell 2000 Index — Total Return; (xv) the Russell 1000 Value Index; (xvi) the Russell 1000 Growth Index-Total Return; (xvii) the Value-Line Composite-Price Return; (xviii) the Wilshire 4500 Index; (xix) the FT-Actuaries Europe and Pacific Index; (xx) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, Credit Suisse First Boston, Morgan Stanley (including the EAFE Indices, the Morgan Stanley World Index, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Smith Barney, Merrill Lynch or other providers of such data; (xxi) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (xxii) The Goldman Sachs Commodities Index; (xxiii) information produced by Micropal, Inc.; (xxiv) The Tokyo Price Index and (xxv) the Russell 3000 Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a

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Fund’s portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

•	cost associated with aging parents;

•	funding a college education (including its actual and estimated cost);

•	health care expenses (including actual and projected expenses);

•	long-term disabilities (including the availability of, and coverage provided by, disability insurance);

•	retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

•	asset allocation strategies and the benefits of diversifying among asset classes;

•	the benefits of international and emerging market investments;

•	the effects of inflation on investing and saving;

•	the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

•	measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

•	the benefits of focusing on after-tax returns versus pre-tax returns for taxable investors;

•	the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund’s portfolio;

•	the dollar and non-dollar based returns of various market indices (for example, Morgan Stanley World Index, Morgan Stanley Capital International EAFE Index,

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FT-Actuaries Europe & Pacific Index and the Standard & Poor’s Index of 500 Common Stocks) over varying periods of time;

•	total stock market capitalizations of specific countries and regions on a global basis;

•	performance of securities markets of specific countries and regions; and

•	value of a dollar amount invested in a particular market or type of security over different periods of time.

         In addition, the Trust may from time to time include rankings of Goldman Sachs research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

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INTRODUCTION
VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming no voluntary
					waiver of fees and no
					expense reimbursements
			Assumes
			Maximum
			Applicable	Assumes	Assumes Maximum	Assumes
			Sales	No Sales	Applicable Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge

Real Estate Securities Fund	A	7/27/98-12/31/01 – Since inception	6.23%	7.99%	5.53%	7.28%

Real Estate Securities Fund	A	1/1/01-12/31/01 – One year	0.88%	6.75%	0.47%	6.32%

Real Estate Securities Fund	B	7/27/98-12/31/01 – Since inception	6.36%	7.22%	5.90%	6.76%

Real Estate Securities Fund	B	1/1/01-12/31/01 – One year	0.68%	5.98%	(0.51)%	5.81%

Real Estate Securities Fund	C	7/27/98-12/31/01 – Since inception	7.28%	7.28%	6.82%	6.80%

Real Estate Securities Fund	C	1/1/01-12/31/01 – One year	5.07%	6.13%	4.93%	5.90%

Real Estate Securities Fund	Institutional	7/27/98-12/31/01 – Since inception	N/A	8.43%	N/A	7.96%

Real Estate Securities Fund	Institutional	1/1/01-12/31/01 – One year	N/A	7.16%	N/A	7.01%

Real Estate Securities Fund	Service	7/27/98-12/31/01 – Since inception	N/A	8.00%	N/A	7.51%

Real Estate Securities Fund	Service	1/1/01-12/31/01 – One Year	N/A	6.83%	N/A	6.68%

Internet Tollkeeper Fund	A	10/1/99-12/31/01 – Since inception	(11.51)%	(9.27)%	(11.51)%	(9.27)%

Internet Tollkeeper Fund	A	1/1/01-12/31/01 – One year	(37.17)%	(33.55)%	(37.17)%	(33.55)%

Internet Tollkeeper Fund	B	10/1/99-12/31/01 – Since inception	(11.19)%	(9.98)%	(11.19)%	(9.98)%

Internet Tollkeeper Fund	B	1/1/01-12/31/01 – One year	(37.39)%	(34.10)%	(37.39)%	(34.10)%

Internet Tollkeeper Fund	C	10/1/99-12/31/01 – Since inception	(9.98)%	(9.98)%	(9.98)%	(9.98)%

Internet Tollkeeper Fund	C	1/1/01-12/31/01 – One year	(34.70)%	(34.04)%	(34.70)%	(34.04)%

Internet Tollkeeper Fund	Institutional	10/1/99-12/31/01 – Since inception	N/A	(8.92)%	N/A	(8.92)%

Internet Tollkeeper Fund	Institutional	1/1/01-12/31/01 – One year	N/A	(33.33)%	N/A	(33.33)%

Internet Tollkeeper Fund	Service	10/1/99-12/31/01 – Since inception	N/A	(9.37)%	N/A	(9.37)%

Internet Tollkeeper Fund	Service	1/1/01-12/31/01 – One year	N/A	(33.59)%	N/A	(33.59)%

*	Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

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         From time to time advertisements or information may include a discussion of the origin, evolution and growth of the Internet, the benefits of the Internet to consumers and businesses and the impact of the Internet on society in general and more specifically on the investment landscape.

         From time to time, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser’s views as to markets, the rationale for a Fund’s investments and discussions of a Fund’s current asset allocation.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM’s current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

         A Fund’s performance data will be based on historical results and will not be intended to indicate future performance. A Fund’s total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund’s holdings available to investors upon request.

         Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

SHARES OF THE TRUST

         The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

         Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under

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Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.

         Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.

         Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.

         Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the maximum aggregate rate of up to 0.25% of the average daily net assets of Class A Shares of the Internet Tollkeeper Fund and 0.50% of the average daily net assets of the Real Estate Securities Fund. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

         Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

         Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares.

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Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

         It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

         Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         When issued, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting of the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

         As of April 9, 2002, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Real Estate Securities Fund’s Institutional Shares: State Street Bank & Trust, Attn: Lisa Duncan, 105 Rosemont Rd., Westwood, MA 02090-2318 (7.22%); and Alerus Financial, Attn: Lori Gregoire, 2401 Demes Ave., Grand Forks, ND 58201-4183 (5.94%).

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Real Estate Securities Fund’s Class A Shares: A.G. Edwards Trust Co., Attn: Operations, P.O. Box 66734, St. Louis, MO 63166-6734 (5.30%).

         As of April 9, 2002, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Internet Tollkeeper Fund’s Class B Shares: Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of Its Customers, Attn: Service Team Sec #9EH18, Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Floor, Jacksonville, FL 32246 (5.29%).

         The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.

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However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

         The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination include (i) the inability of the Trust or any series to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

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         The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class.

Shareholder and Trustee Liability

         Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain

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counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

         Each Fund is a separate taxable entity. The Real Estate Securities and Internet Tollkeeper Funds have elected to be treated and intend to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

         There are certain tax requirements that all funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as

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in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

         If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for

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such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. At December 31, 2001, the Internet Tollkeeper Fund had capital loss carry forwards of approximately $856,035,902 for federal tax purposes, expiring in 2009. At December 31, 2001, the Real Estate Securities Fund had no capital loss carry forwards for federal tax purposes.

         Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections

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may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

         A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

         Each Fund anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

         If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

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         The federal income tax rules applicable to mortgage dollar rolls and interest rate, currency and total return swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

Taxable U.S. Shareholders — Distributions

         For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

         Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20% (10% for those shareholders in the 15% tax bracket.) In addition, any long-term gain distributions related to assets held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For taxpayers in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for long-term gain distributions related to assets acquired after December 31, 2000 and held for more than five years. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

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Taxable U.S. Shareholders — Sale of Shares

         When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20% for capital gains on assets held more than one year (10% for those shareholders in the 15% tax bracket.) In addition, gains related to the sale of shares held for more than five years and sold after December 31, 2000 will be taxed at a maximum rate of 8% for those shareholders in the 15% tax bracket. For shareholders in higher tax brackets, the capital gains tax rate will be reduced from 20% to 18% for any shares acquired after December 31, 2000 (or marked-to-market at the beginning of 2001) and held for more than five years. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         Each Fund may be required to withhold, as “backup withholding,” federal income tax at a specified rate (30% for 2002) from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a

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shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

         The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

         Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

         Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a specified rate (30% for 2002) on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

         Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

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FINANCIAL STATEMENTS

         The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in each Fund’s 2001 Annual Report are incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial highlights included in each Fund’s Annual Report for periods ending on or before December 31, 1999 were audited by the Funds’ former independent auditors. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectuses.

OTHER INFORMATION

         Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

         The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

         As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

         The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) for the sale and distribution of shares of the Funds and/or for the servicing of

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those shares. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in the Funds’ Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

         In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

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DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)

         Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. See “Shareholder Guide – Distribution Services and Fees” in the Prospectus. The Plans finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, the Plans are intended to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

         The Plans for each Fund were most recently approved on April 24, 2002, in each instance by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

         The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A, Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class A (Real Estate Securities Fund only), Class B or Class C Shares. Goldman Sachs has voluntarily agreed to waive a portion of the distribution and services fees equal, on an annual basis, to 0.25% of the average daily net assets attributable to Class A Shares of the Real Estate Securities Fund. This waiver may be terminated by Goldman Sachs in its discretion. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

         Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.

         Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

B-90

         The Plans will remain in effect until May 1, 2003 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and share class. If a Plan was so terminated, and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

         The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, by each Fund then in existence pursuant to the Class A Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Real Estate Securities Fund	$346,564	$245,225	$237,988

Internet Tollkeeper Fund[1]	$1,200,002	$2,361,606	$130,302

[1] The Class A Share class of the Internet Tollkeeper Fund commenced operations on October 1, 1999.

         The following chart shows the distribution and service fees that would have been paid to Goldman Sachs for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 by each applicable Fund then in existence pursuant to the Class A Plan, without the voluntary limitations then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Real Estate Securities Fund	$692,564	$491,225	$475,977

Internet Tollkeeper Fund[1]	$1,200,002	$2,361,606	$130,302

[1] The Class A Share class of the Internet Tollkeeper Fund commenced operations on October 1, 1999.

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         The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 by each applicable Fund then in existence pursuant to the Class B Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Real Estate Securities Fund	$65,830	$27,470	$1,779

Internet Tollkeeper Fund[1]	$4,540,976	$8,585,346	$478,409

[1] The Class B Share class of the Internet Tollkeeper Fund commenced operations on October 1, 1999.

         The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 by each applicable Fund then in existence pursuant to the Class C Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Real Estate Securities Fund	$42,007	$17,666	$2,309

Internet Tollkeeper Fund[1]	$2,392,404	$4,985,213	$285,912

[1] The Class C Share class of the Internet Tollkeeper Fund commenced operations on October 1, 1999.

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         During the fiscal year ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund:

		Compensation and		Printing and Mailing	Preparation and
		Expenses of the	Allocable Overhead,	of Prospectuses to	Distribution of Sales
	Compensation to	Distributor & Its	Telephone and Travel	Other Than Current	Literature and
	Dealers[1]	Sales Personnel	Expenses	Shareholders	Advertising

Fiscal Year Ended December 31, 2001:

Real Estate Securities Fund	$390,339	$485,365	$271,592	$11,791	$91,536

Internet Tollkeeper Fund	$2,004,035	$420,455	$225,598	$11,459	$80,138

[1] Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 1 year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

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         During the fiscal year ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares:

		Compensation and		Printing and Mailing	Preparation and
		Expenses of the	Allocable Overhead,	of Prospectuses to	Distribution of Sales
	Compensation to	Distributor & Its	Telephone and Travel	Other Than Current	Literature and
	Dealers[1]	Sales Personnel	Expenses	Shareholders	Advertising

Fiscal Year Ended December 31, 2001:

Real Estate Securities Fund	$75,659	$7,985	$10,957	$421	$3,608

Internet Tollkeeper Fund	$17,227,328	$134,257	$171,565	$8,073	$58,813

[1] Advance commissions paid to dealers of 4% on Class B shares are considered deferred assets which are amortized over a period of 6 years or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

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         During the fiscal year ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares:

		Compensation and		Printing and Mailing	Preparation and
		Expenses of the	Allocable Overhead,	of Prospectuses to	Distribution of Sales
	Compensation to	Distributor & Its	Telephone and Travel	Other Than Current	Literature and
	Dealers[1]	Sales Personnel	Expenses	Shareholders	Advertising

Fiscal Year Ended December 31, 2001:

Real Estate Securities Fund	$40,903	$4,980	$7,036	$254	$2,260

Internet Tollkeeper Fund	$3,093,095	$74,189	$90,103	$4,271	$30,993

[1] Advance commissions paid to dealers of 1% on Class C shares are considered deferred assets which are amortized over a period of 1 year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

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The information contained in the preceding tables reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges

         Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the net asset value per share as of December 31, 2001, the maximum offering price of each Fund’s Class A shares would be as follows:

		Maximum Sales	Offering Price to
	Net Asset Value	Charge	Public

Internet Tollkeeper Fund	$7.91	5.5%	$8.37

Real Estate Securities Fund	$10.85	5.5%	$11.48

         You may purchase Class A Shares of the Funds without an initial sales charge or a CDSC using the proceeds from shares redeemed from a registered open-end management investment company that is neither (i) a money market fund nor (ii) distributed or managed by Goldman Sachs or its affiliates (“Eligible Funds”). To qualify for this waiver all of the following conditions must be met:

(1)	The redemption of the Eligible Fund shares must be within 60 days of the purchase of the Class A Shares of the Funds;

(2)	Your broker must have entered into an agreement with Goldman Sachs concerning this sales charge waiver;

(3)	Purchases of Class A Shares must be made through your broker and the waiver must be requested when the purchase order is placed;

(4)	The proceeds used to purchase Class A Shares may not be from the redemption of money market fund shares;

(5)	If you use your redemption proceeds to purchase shares of a money market fund of the Trust, a subsequent exchange of those money market fund shares will be subject to a sales charge; and

(6)	The Distributor may require evidence of your qualification for this waiver.

B-96

         The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Other Purchase Information

         If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

         A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of Fund and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management will be combined with Class A Shares and other assets held by all other Goldman Sachs Wealth Management accounts. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs, and (ii) your account, alone or in combination with the

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accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)

         If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

         The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

         Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the “ILA Portfolios”).

         A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.

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Automatic Exchange Program

         A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

         As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

         A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

         Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

B-99

SERVICE PLAN AND
SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)

         The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to their Service Shares which authorize them to compensate Service Organizations for providing certain personal and account maintenance services and administrative services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

(a)	Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

(b)	Shareholder administration services, including (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) processing dividend payments on behalf of customers; and (vi) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.

         As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

B-100

         The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999.

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	December 31, 2001	December 31, 2000	December 31, 1999

Real Estate Fund	0	$7	$7

Internet Tollkeeper Fund[1]	$1,637	$1,255	$39

[1] The Internet Tollkeeper Fund commenced operations on October 1, 1999.

         The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

         The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements with respect to the Funds on April 24, 2002 in each instance at a meeting called for the purpose of voting on such Plans and Service Agreements. The Plans and related Service Agreements will remain in effect until May 1, 2003 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The

B-101

Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund’s Service Class and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

         A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

         “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

         “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

         “A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         “B” — Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

         “C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         “D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific

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issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

         “Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         “Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         “Prime-3” — Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         “Not Prime” — Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

         “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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         “F3” — Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         “B” — Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         “C” — Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         “D” — Securities are in actual or imminent payment default.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor’s for long-term issues:

         “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

         “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

         “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

         “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

         “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the

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obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

         “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

         “C” — A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) — The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody’s for long-term debt:

         “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

         “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the

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present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         “Ba” — Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         “B” — Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         “Caa” — Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         “Ca” — Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         “C” — Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes long-term ratings used by Fitch:

         “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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         “BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         “BB” — Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         “B” — Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         “CCC,” “CC” and “C” — Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

         “DDD,” “DD” and “D” — Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

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Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade,

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or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

         “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three Moody’s rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

         “MIG-1”/“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         “MIG-2”/“VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

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         “MIG-3"/“VMIG-3” — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

         A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

         Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

         Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

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APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

         Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

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         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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GOLDMAN, SACHS & CO.’S INVESTMENT BANKING
AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

The number one underwriter of all international equity issues from 1989-2001.

The number one lead manager of U.S. common stock offerings from 1989-2001.*

The number one lead manager for initial public offerings (IPOs) worldwide 1989-2001.*

*	Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights. Ranking based on dollar volume issued.

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GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 96 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Goldman Sachs Asset Management increases assets under management by 100% over 1996

Dow Jones Industrial Average breaks 7000

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1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

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Appendix C

Statement of Intention
(applicable only to Class A Shares)

         If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

         To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

         Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

         If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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GOLDMAN SACHS MONEY MARKET FUNDS

GOLDMAN SACHS — INSTITUTIONAL LIQUID ASSETS PORTFOLIOS
FINANCIAL SQUARE FUNDS

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2002

ILA SHARES
ILA ADMINISTRATION SHARES
ILA SERVICE SHARES
ILA CLASS B SHARES
ILA CLASS C SHARES
ILA CASH MANAGEMENT SHARES
FST SHARES
FST SERVICE SHARES
FST ADMINISTRATION SHARES
FST PREFERRED SHARES
FST SELECT SHARES
         Goldman Sachs Trust (the “Trust”) is an open-end management investment company (or mutual fund) which includes the Goldman Sachs — Institutional Liquid Assets Portfolios and Financial Square Funds. This Statement of Additional Information relates solely to the offering of (i) ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares of: Prime Obligations Portfolio (“ILA Prime Obligations Portfolio”), Money Market Portfolio (“ILA Money Market Portfolio”), Treasury Obligations Portfolio (“ILA Treasury Obligations Portfolio”), Treasury Instruments Portfolio (“ILA Treasury Instruments Portfolio”), Government Portfolio (“ILA Government Portfolio”), Federal Portfolio (“ILA Federal Portfolio”), Tax-Exempt Diversified Portfolio (“ILA Tax-Exempt Diversified Portfolio”), Tax-Exempt California Portfolio (“ILA Tax-Exempt California Portfolio”) and Tax-Exempt New York Portfolio (“ILA Tax-Exempt New York Portfolio”); (ii) ILA Class B and Class C Shares of ILA Prime Obligations Portfolio (individually, an “ILA Portfolio” and collectively the “ILA Portfolios”); and (iii) FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares of: Goldman Sachs — Financial Square Prime Obligations Fund (“FS Prime Obligations Fund”), Goldman Sachs — Financial Square Money Market Fund (“FS Money Market Fund”), Goldman Sachs — Financial Square Treasury Obligations Fund (“FS Treasury Obligations Fund”), Goldman Sachs — Financial Square Treasury Instruments Fund (“FS Treasury Instruments Fund”), Goldman Sachs — Financial Square Government Fund (“FS Government Fund”), Goldman Sachs — Financial Square Federal Fund (“FS Federal Fund”) and Goldman Sachs — Financial Square Tax-Free Money Market Fund (“FS Tax-Free Fund”) (individually, a “Financial Square Fund,” collectively the “Financial Square Funds” and together with the ILA Portfolios, the “Series”).

         Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Series’ investment adviser. Goldman Sachs serves as distributor and transfer agent to the Series.

         The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

         The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients’ interests. Service organizations and other Goldman Sachs clients will be assigned an Account Administrator (“AA”), who is ready to help with questions concerning their accounts. During business hours, service organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide service organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows service organizations to purchase and redeem shares and also obtain Series and account information directly.

         This Statement of Additional Information (“Additional Statement”) is not a Prospectus and should be read in conjunction with the Prospectuses for the Series and share classes mentioned above, each dated May 1, 2002, as those Prospectuses may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from service organizations, or by calling Goldman, Sachs & Co. at 1-800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

         The audited financial statements and related report of PricewaterhouseCoopers LLP, independent public accountants for the ILA Portfolios and Financial Square Funds, contained in the ILA Portfolios’ and Financial Square Funds’ 2001 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Series’ Annual Report are incorporated by reference.

         The date of this Additional Statement is May 1, 2002.

TABLE OF CONTENTS

Page in
Statement of
Additional
Information
INVESTMENT POLICIES AND PRACTICES	1

INVESTMENT LIMITATIONS	46

TRUSTEES AND OFFICERS	52

THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT	62

PORTFOLIO TRANSACTIONS	72

NET ASSET VALUE	74

REDEMPTIONS	75

CALCULATION OF YIELD QUOTATIONS	76

TAX INFORMATION	86

ORGANIZATION AND CAPITALIZATION	92

CUSTODIAN AND SUBCUSTODIAN	99

INDEPENDENT ACCOUNTANTS	99

FINANCIAL STATEMENTS	99

OTHER INFORMATION	100

ADMINISTRATION PLANS	102

SERVICE AND SHAREHOLDER ADMINISTRATION PLANS	105

SELECT PLAN	107

DISTRIBUTION AND SERVICE PLANS	109

Appendix A (Description of Debt Securities Ratings)	A-1

Appendix B (Business Principles of Goldman, Sachs & Co.)	B-1

INVESTMENT POLICIES AND PRACTICES

         Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each Series other than the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment company (as defined in the Investment Company Act of 1940, as amended (the “Act”)). The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management investment companies, as defined in the Act. Capitalized terms used but not defined herein have the same meaning as in the Prospectus. The following discussion elaborates on the description of each Series’ investment policies and practices contained in the Prospectus.

         All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty-days notice in the manner prescribed by the SEC before any change in a Series’ policy to invest, under normal circumstances, in the particular type of investment suggested by its name.

         To the extent described in the Prospectus and further below, the policies of the ILA Treasury Obligations Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Obligations Fund and FS Tax-Free Money Market Fund to invest at least 80% of their net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investments suggested by their respective names are fundamental policies that may not be changed without shareholder approval.

U.S. Government Securities

         Each Series (except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio and FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Tax-Free Fund) may invest in U.S. Government Securities. U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

         Each Series (except the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

         Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund) may also acquire U.S. Government Securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

         Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar-denominated obligations of domestic or, in the case of ILA Money Market Portfolio and FS Money Market Fund, foreign issuers. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may invest only in tax-exempt commercial paper. Bank obligations in which the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

         Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         The ILA Money Market Portfolio and FS Money Market Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Series may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Series may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

         The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio and FS Money Market Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by a Series may be regarded as illiquid.

Repurchase Agreements

         Each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund) may enter into repurchase agreements with securities dealers and banks. A repurchase agreement is similar to a collateralized loan, but involves an arrangement under which the purchaser (i.e., the Series) purchases securities subject to the seller’s agreement, at the time of sale, to repurchase the securities at a specified time and price. These securities may include securities that could not be held by a Portfolio without the seller’s repurchase commitment. The ILA Federal Portfolio and FS Federal Fund may, but do not presently intend to, invest in repurchase agreements.

Custody of the securities will be maintained by the Series’ custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the investment return, if any, on the securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.

Repurchase agreements pose certain risks for the Series that utilize them. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

For purposes of the Investment Company Act of 1940, as amended (the “Act”), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Series does not have a perfected security interest in the securities, the Series may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Series may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Series may not recover the full amount it paid for the securities. Certain Series may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Series from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Series will be subject to greater risk that the value of the securities will decline before they are sold, and that the Series will experience a loss.

A Series that enters into a repurchase agreement bears the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Series for this purpose, and a Series could incur a loss for this reason.

Each Series may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments and other securities which are not readily marketable . Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

In addition, each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

         The ILA Money Market Portfolio and FS Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The ILA Prime Obligations Portfolio and FS Prime Obligations Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the U.S. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio and FS Money Market Fund are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

         The ILA Money Market Portfolio and FS Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The ILA Money Market Portfolio and FS Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The ILA Money Market Portfolio and FS Money Market Fund may not invest more than 25% of their total assets in the securities of any one foreign government.

Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.

Asset-Backed and Receivables-Backed Securities

         The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series’ investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series’ other investments.

         Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed. This Additional Statement will be amended or supplemented as necessary to reflect the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “Tax Information” below.

         As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivablessm (“CARSsm”) and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

         The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund to dispose of any then existing holdings of such securities.

         To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

         Each Series may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Series to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

         A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Series’ average dollar weighted maturity, the maturity of when-issued or forward commitment securities will normally be calculated from the commitment date.

         When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series’ purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

         Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, and FS Federal Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

         The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

         Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

         The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to a Series; (iii) to maintain the respective quality standards of a Series’ investment portfolio; or (iv) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series’ quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

         As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series’ investments in such instruments will be subject to the limitation on illiquid investments.

         Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

         A Series may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series’ investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

         The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund, and FS Tax-Free Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

         Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

         Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

         Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.

         General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

         Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The ILA Tax-Exempt New York Portfolio will limit its investments in private activity bonds to not more than 20% of its net assets under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and the FS Tax-Free Fund under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

         Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds—those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to a Series’ commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time.

         The Series which invest in municipal obligations may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Series would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

         The Series which invest in municipal obligations may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

         The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series’ credit quality requirements, to be inadequate.

         Although the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel’s opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

         In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

         A Series may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

         For the purpose of investment restrictions of the Series, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

         Municipal obligations purchased for a Series may be subject to the Series’ policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series’ investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

         Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Special Risk Considerations Relating to California Municipal Obligations

         The financial condition of the State of California (“California” or the “State”), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the ILA Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the ILA Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Additional Statement. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

General

         During the early 1990s, California experienced significant financial difficulties, which reduced its credit standing, but the State’s finances improved significantly starting in 1995. After several years of very strong growth, the State’s financial condition started to worsen since the start of 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

         California’s economy is the largest among the 50 states and one of the largest in the world. The State’s population of about 35 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990’s. The bulk of population growth in the State is due to births and foreign immigration.

         Total personal income in the State, at an estimated $1,095 billion in 2000, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

         Following a severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

         Widely publicized difficulties in California’s energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summer there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of two years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California’s economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

Recent Developments Regarding Energy

         From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. The three major investor-owned utilities in the State (“IOUs”) purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January, 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

         The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State’s Department of Water Resources (“DWR”) to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR’s purchases were initially funded primarily by unsecured, interest-bearing loans from the State’s General Fund (“State Loans”). DWR is also receiving repayment from a portion of retail end use customers’ payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the DWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion (“Interim Loans”), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, DWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

         The State Loans, the Interim Loans and the balance of energy purchase costs are intended to be funded from the issuance of an estimated $11 billion of DWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission (“CPUC”). In February, 2002 the CPUC adopted an order implementing DWR’s “revenue requirement” to be collected from customer rates; the procedure used by DWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a “rate agreement” with the DWR governing the imposition of consumer rates necessary to repay the bond issue and DWR’s other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the DWR’s revenue requirement to repay bonds and meet its other obligations may require additional rate actions. CPUC also approved an order eliminating the right of retail customers to contract directly with generators for energy.

         A final schedule for issuance of the revenue bonds will depend on review of legal challenges to these CPUC orders, which are expected. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the DWR revenue bonds, DWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations (including principal payments on the Interim Loans to begin in April 2002, if the revenue bonds have not been sold).

         On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the Federal Bankruptcy Code. Its bankruptcy proceeding remained far from resolution by March, 2002. The second-largest IOU, Southern California Edison Company (“SCE”) also defaulted on various obligations in early 2001. In October, 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. CPUC implemented this settlement by allowing SCE to collect rates from its customers at current levels for up to three years to repay its prior debts. Based on this agreement, SCE used accumulated cash and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March, 2002.

         The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and “peaking” power facilities, has been accelerated. A number of new power plants have been completed and new larger power plants are under construction and in permitting phase, and will come on line in 2002 and 2003. As noted, the State has entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements has substantially lowered wholesale electricity costs.

         Despite fears of significant disruptions during the summer of 2001, the combination of cooler weather, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants permitted the State to avoid any blackouts since early May, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased.

         A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, obligations and rights of independent power producers holding power sales contracts with the IOUs, and various antitrust, fraud and refund claims against energy suppliers.

Constitutional Limitations on Taxes, Other Charges and Appropriations

         Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

         Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

         Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

         Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

         Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

         The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations.

         Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

         “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980s when State appropriations were above the limit. The State Department of Finance estimates the State will be about $14.5 billion below its appropriation limit in fiscal year 2001-02 and $6.3 billion under the limit in 2002-03.

         Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

         Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In February 2002, the State sold $1 billion of general obligation bonds to repay outstanding commercial paper notes, and sold $187,705,000 of new lease purchase bonds. In FY 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March, 2002.

Recent Financial Results

         The principal sources of General Fund tax revenues in 2000-01 were the California personal income tax (59 percent of total tax revenues), the sales tax (28 percent), corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). Preliminary estimates for 2000-01 indicate that up to 23% of total General Fund tax revenue was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. In preparing the 2001-02 budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to the prior year. However, with continued weak stock market levels into early 2002 it is now expected that revenue from capital gains and stock options will fall below projections.

         The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

         Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

         Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State’s financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

         The economy grew strongly during the second half of the 1990’s, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State’s budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 includes as an asset the $6.1 billion loan to the DWR for power purchases (see “Recent Developments Regarding Energy” above), and the General Fund’s available cash at that date was considerably less.

         The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

         Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called “CalWORKs,” became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

         One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the “VLF”). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter’s tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). This will result in about $1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002.

Fiscal Year 2001-02 Budget

         The 2001-02 Budget Act (the “2001 Budget Act”) was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year, and assumes that the General Fund will be repaid in full for advances made to purchase energy (see “Recent Developments Regarding Energy” above). The Governor vetoed about $500 million of General Fund expenditures from the 2001 Budget Act as adopted by the Legislature, to leave an estimated budget reserve in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act also included expenditures of $21.3 billion from Special Funds and $3.2 billion from bond funds.

         When the Governor released his proposed budget for 2002-03 in January 2002 (the “2002-03 Governor’s Budget”), the Administration estimated that the major tax revenues (personal income, corporate and sales) would be more than $5 billion lower in 2001-02 than projected when the 2001 Budget Act was signed. The Administration projected the need to close a $12.5 billion budget gap for the two fiscal years 2001-02 and 2002-03. As part of his plan to close this gap, the Governor froze about $2.3 billion of spending for 2001-02 in November 2001; the Legislature ratified these actions in late January 2002. Further elements of the plan are described below under “Proposed 2002-03 Budget.”

         The State sold a record $5.7 billion in revenue anticipation notes for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year. The State’s cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001. The State projects that it will be able to repay the revenue anticipation notes at June 28, 2002 even if the DWR revenue bonds have not been sold (see “Recent Developments Regarding Energy” above). If, however, the State’s cash position (including available internal borrowings from State special funds) is lower than projected, the State has other short term borrowing alternatives to assure access to sufficient cash resources to pay all its obligations.

         One of the major disputes which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax which went into effect on January 1, 2001 was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allows the 0.25% sales tax reinstatement to occur in 2002, but reduces the “trigger” for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the Budget Act, totaling about $122 million.

         The 2001 Budget Act provides full funding for K-14 education, and certain additional funding for low-performing schools, child care and other programs. Funding for higher education was increased, but less than in previous years. No fee increases for higher education will be imposed. Health care, social services and prisons are funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.

         The 2001 Budget Act was able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The Budget Act has much less one-time spending for capital outlay. The 2001 Budget Act also extends for two years the six-year transportation funding program implemented in 2000-01, and uses a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently dedicate all sales taxes on gasoline and related fuels to transportation programs.

         In anticipation of reduced revenues in the 2001-02 fiscal year, the Governor in October, 2001 announced a hiring freeze for State agencies, and requested State agencies to find up to 10% in cost reductions in the current year. He also asked State agencies to prepare budget proposals for the 2002-03 fiscal year with up to a 15% cut from current levels. However, this cut would not apply to public safety or K-12 education programs.

Proposed 2002-03 Budget

         As noted above, the 2002-03 Governor’s Budget projected a $12.5 billion gap for the period through June 30, 2003. The Administration proposed to close this gap with the following major actions:

         1.     Expenditure reductions of about $5.2 billion. About $2.3 billion of these reductions, for the 2001-02 fiscal year, have already been approved by the Legislature.

         2.     Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

         3.     Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling $1.1 billion.

         4.     Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the sale of a portion of the State’s future receipt of payments from tobacco companies in settlement of previous litigation. Another $672 million would come from loans from transportation funds and $800 million would come from deferral of payments to State pension funds. The Administration later announced it would not pursue the pension fund deferrals, using instead savings in debt service costs by rescheduling current debt payments to future years.

         All of these proposals are subject to negotiations with the Legislature and, in some cases, action by other bodies, such as the federal government. There is no assurance which of these actions will be finally implemented, or the total budget savings which will result.

         In February 2002, the State’s Legislative Analyst issued a report which predicted that revenues in 2001-02 would be about $2.8 billion lower than the Administration’s estimates, in part because of lower estimates of capital gains and stock option income. The Legislative Analyst also predicted expenditures would be higher than the Administration projected, and that the total budget gap which the State would have to resolve over the period December 1, 2001 to June 30, 2003 might be as large as $17.5 billion.

         The 2002-03 Governor’s Budget proposed an austere spending plan for the next fiscal year, based on successful implementation of the various actions to close the budget gap. Spending for K-12 schools would be increased by a small amount, with full cost of living increases included. Support for higher education would also increase by about 1 percent on average. Health and human services costs would increase by 3.3 percent to reflect increased caseloads. Most other areas of the budget, including corrections, natural resources, environmental protection, transportation, general government and capital outlay, will be reduced on average 5 percent. The Governor proposed no tax increases or funding shifts which would impact local governments. Final action on the 2002-03 Budget Act will occur in the summer following release of updated budget and revenue estimates in May 2002 and final negotiations between the Governor and the Legislature.

         Although the State’s strong economy has produced record revenues to the State government in recent years, the State’s budget faces several years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

         The ratings on California’s long-term general obligation bonds were reduced in the early 1990s from “AAA” levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s, “Aa2” from Moody’s and “AA” from Fitch. As of March 1, 2002, Standard & Poor’s had reduced California’s senior ratings to “A+” and Moody’s had reduced its ratings to “A1” and both agencies maintained the State’s credit ratings on watch with negative implications. As of that date, Fitch had placed California’s ratings on watch with negative implications.

         There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

         The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

         Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

         State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

         In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State has provided over $350 million to support local law enforcement costs.

         To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

         Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

         Assessment Bonds. California municipal obligations (“California Municipal Obligations”) which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

         California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

         The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

         Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

         The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

         Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Risk Considerations Relating to New York Municipal Obligations

         Some of the significant financial considerations relating to the ILA Tax-Exempt New York Portfolio’s investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Additional Statement. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         The State of New York’s most recent fiscal year began on April 1, 2001 and ended on March 31, 2002. The most recent published supplement to the Annual Information Statement was April 5, 2002.

         Recent Events. A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center (“WTC”) attacks. At the request of the Governor of New York (“Governor”), the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal “pass-through” disaster aid is projected by the Division of the Budget (“DOB”) to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster. This “flow-through” spending is not counted in the All Governmental Funds estimates, and is expected to have a positive economic impact on the State and New York City.

         On an All Governmental Fund basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the pass-through aid, these disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

         Spending from State Funds or WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City, and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers’ compensation.

         On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation. On March 26, 2002, the district court approved the settlement proposed and accepted by all parties.

         On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000. The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State’s share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the “covered lives assessment” on health insurance, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program (EPIC) and certain Medicaid expenditures. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

         On March 9, 2002, the President signed economic stimulus legislation, which includes temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.

         Certain components of this package have the potential to adversely affect State tax revenues. The most significant impact concerns a provision that allows expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision will adversely impact State tax revenues unless the State acts to restructure the basis for calculating the tax.

         The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State, and their impact is reflected in the economic and receipts forecasts described in most recent update to the Annual Information Statement. At this point, it is no longer possible to separate the impact of the terrorist attacks from the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates.

         In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State’s out year projections of receipts, adding further pressure to budget balance in future fiscal years.

         In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation’s war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

         Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001 and 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and may produce results below DOB’s current forecast.

         The United States Congress is expected to consider several economic stimulus packages during the winter. Certain components of these packages may adversely affect State tax revenues. The most significant risk concerns a provision that would allow expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision could adversely impact State tax revenues.

         State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State’s economy is diverse with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State’s leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State’s finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

         The cataclysmic events of September 11 have had a substantial negative impact on the New York City, State, and national economies. As the epicenter of the September 11 attacks, the New York State economy is bearing the brunt of the consequent employment losses. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

         DOB estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries expected to experience severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

         DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. The decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

         The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

         State Budget. The State Constitution requires the Governor to submit to the State legislature (the “Legislature”) a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99 through 2000-01). The 2002-03 Executive Budget, as amended, projected budget gaps of $5.7 billion in 2002-03. DOB projects budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending “efficiencies.” The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession. There can be no assurance that the Legislature will enact the Governor’s Executive Budget, as amended, or that the State’s adopted budget projections will not differ materially and adversely from the projections set forth at this time.

         The Office of the State Comptroller (“OSC”) reports that General Fund receipts and transfers from other funds totaled $41.14 billion in 2001-2002. When the refund reserve is adjusted for the deposit of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, an increase of $2.33 billion over 2000-01. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.53 billion over 2000-01.

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         On an unaudited basis, the State ended its 2001-02 fiscal year in balance on a cash basis, with a General Fund closing balance of $1.03 billion, excluding amounts on deposit in the refund reserve account, as described below. The unaudited closing General Fund balance consists of the following: $710 million in the Tax Stabilization Reserve Fund (“TSRF”) (after a deposit of $83 million in fiscal year 2001-02); $159 million in the Community Projects Fund (“CPF”), which pays for legislative and gubernatorial initiatives; $157 million in the Contingency Reserve Fund (“CRF”) (the planned use of $70 million in fiscal year 2001-02 to finance a portion of the State’s settlement in the Yonkers desegregation lawsuit will not occur until fiscal year 2002-03); and $5 million in the Universal Pre-Kindergarten Fund.

         The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year. The amount consists of $1.07 billion in reserves for economic uncertainties that is planned for use in fiscal year 2002-03 and $611 million set aside to pay for tax refunds during 2002-03.

         The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State’s Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

         For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief (STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (“DRRF”).

         Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 (“Debt Reform Act”). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State’s projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

         Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the “Power for Jobs” energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

         The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 (“HCRA 2000”) that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor’s Executive Budget, as amended, or that the State’s adopted budget projections will not differ materially and adversely from the projections set forth therein.

         Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State’s Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

         An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

         The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

         The State’s Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

         The State’s historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation (“LGAC”) financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

         2002-03 Financial Plan. The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002. However, the State failed to take final action on all other Executive Budget recommendations by April 1, the start of the 2002-03 fiscal year. Legislation was enacted on March 26, 2002 that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments, and other necessary items generally for the period from April 1 through April 7, 2002. In prior years, the State has enacted similar interim appropriations to permit the State to continue operations until final action on the budget and expects to do so after April 7, 2002 until final action on the 2002-03 budget. The Governor and Legislative leaders are continuing negotiations over the budget for fiscal year 2002-03.

         On January 22, 2002, the Governor submitted the 2002-03 Executive Budget to the Legislature in accordance with the provisions of the State Constitution and the State Finance Law. On February 21, the Governor submitted amendments to his Executive Budget, as authorized by the State Constitution. The revised financial projections reflect the Governor’s proposed amendments to his 2002-03 Executive Budget as provided for under the State Constitution.

         The amendments recommended by the Governor do not alter the 2002-03 General Fund projections for receipts and disbursements contained in the Executive Budget. Total receipts and transfers from other funds are projected to total $38.85 billion; total disbursements and transfers to other funds are projected at $40.22 billion. The State still expects to end the 2002-03 fiscal year with a closing General Fund balance of $710 million (all of which is expected to be held in the Tax Stabilization Reserve Fund).

         The amendments recommend additional funding to pay interest costs on a one-time loan from the Federal government to help support higher than expected Unemployment Insurance Benefit payments caused by the World Trade Center disaster and the national recession ($11 million), but these costs are expected to be fully offset by enactment of a proposal to lower interest rates paid by the State on court judgments against the State from 9 percent to the prevailing market rate, which is currently at approximately 2 percent ($11 million). The Governor has also amended the Executive Budget to include technical amendments related to the proposed Empire Opportunity Fund economic development program and made other corrections that do not affect overall General Fund spending levels. Projected 2002-03 All Funds disbursement estimates increased by $271 million, primarily as a result of the changes proposed for the Empire Opportunity Fund.

         Since the introduction of the Executive Budget, DOB has modestly increased its growth forecast for the U.S. economy to reflect new data. This revision is largely attributable to a stronger performance for the fourth quarter of 2001 than previously anticipated. Real U.S. Gross Domestic Product (GDP)grew 1.2 percent during the fourth quarter, instead of declining as many economists expected. This growth was primarily a result of a significant jump in car sales and remains subject to revision. However, this revision did not significantly alter the projected pattern of quarterly growth in real output through the end of first quarter of 2002. The DOB forecast assumes that the national recession will have lasted through the end of the first quarter of 2002. Based on the most recent information available, DOB now projects economic growth, as measured by growth in real U.S. GDP, of 1.6 percent for 2002. Employment is now projected to decline 0.3 percent for the current calendar year.

         Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York’s authorities and public benefit corporations (“Authorities”). Payments of debt service on New

York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         Sustained growth in the State’s economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

         On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.

         On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State describes newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

         Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (i) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (ii) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; (iii) the validity of certain provisions of State gaming law; (iv) a challenge to the Governor’s application of his constitutional line item veto authority; (v) a challenge to the funding for New York City public schools; (vi) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance; and (vii) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.

         Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State’s authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement (“MSA”) with the nation’s largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New

York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

         The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

         Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

         New York City and Other Localities. Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the WTC will result in substantial expenditures for New York City (the “City”). The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which is for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. Congress has already appropriated over $10 billion toward this $20 billion commitment to recovery, and funding is currently available to reimburse localities for clean up costs, to reimburse hospitals for lost revenue, and to provide funding for job training activities and economic redevelopment.

         Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which reduced collections for several of the City’s major economically sensitive tax revenues and negatively impacted tentative fiscal year 2003 property tax values for some parcels, especially in the downtown area. With the national economy beginning to recover from the recession, the prospects for the financial firms in the City are improving and a lift in the financial markets is expected.

         The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City’s cash flow or revenues.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City’s general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

         Moody’s ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody’s upgraded approximately $28 billion of the City’s general obligations from Baa1 to A3. On June 9, 1998, Moody’s affirmed its A3 rating to the City’s general obligations and stated that its outlook was stable. In August 2000, Moody’s upgraded approximately $26 billion of the City’s general obligations from A3 to A2.

         On March 8, 1999, Fitch IBCA upgraded New York City’s $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, until the date of this Additional Statement, the City’s general obligation bonds have not been downgraded by Fitch IBCA.

         In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         As of the date of this Additional Statement, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the WTC attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. In February 2002, the City released a modification to the June Financial Plan, which reflects changes since the June Financial Plan (as previously modified in December 2001) that decreased projected net revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected net tax revenues of $792 million, $1.3 billion, $1.2 billion and $1.3 billion in fiscal years 2002 through 2005, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September 11th attack and the national recession. Changes in projected expenditures since the June Financial Plan include higher pension costs, resulting primarily from investment losses in fiscal year 2001, and an increase in labor costs to reflect the cost of wage increases for the uniformed forces coalition above the settlement with the union that represents most civilian employees.

         Prior to the gap-closing program discussed below, the revenue and expenditure changes since the June Financial Plan resulted in projected budget gaps of $1.2 billion in fiscal year 2002, $4.8 billion in fiscal year 2003, $5 billion in fiscal year 2004, $5.4 billion in fiscal year 2005, and $5.6 billion in fiscal year 2006. The February Financial Plan sets forth gap-closing actions to eliminate the projected gaps for fiscal years 2002 and 2003, and to reduce the projected gaps for fiscal years 2004 through 2006 to $2.6 billion, $2.9 billion, and $3.1 billion, respectively. The gap-closing program includes resources from agency actions and actions anticipated to be taken by the federal and state governments, and the municipal unions. The budgets for fiscal year 2002 and 2003 also include nearly $2 billion in bond proceeds from the New York City Transitional Finance Authority to cover a portion of the costs and revenue losses related to the September 11th attack on the World Trade Center. The City’s gap estimates do not make any provision for a potential shortfall in pension fund investment earnings in fiscal year 2002; wage increases for teachers, police officers and firefighters beyond those negotiated with the unions representing other civilian and uniformed employees; wage increases for any employees beyond the current round of collective bargaining; or a loss in business tax revenues due to recent federal tax benefits for businesses.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

         The projections set forth in the City’s Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City’s capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority (“TFA”) in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Standby Commitments

         In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund and FS Tax-Free Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics.

The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

         Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

         Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. (Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the Internal Revenue Service.) The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Borrowings

         A Series can borrow money from banks in amounts not exceeding one-third of its total assets. Borrowings involve leveraging. If the securities held by a Series decline in value while these transactions are outstanding, the Series’ market value will decline in value by proportionately more than the decline in value of the securities.

Non-Diversified Status

         Since the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are “non-diversified” under the Act, each is subject only to applicable tax requirements. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government

Securities). With respect to the remaining 50% of each Series’ total assets, (i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (ii) the Series may acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT LIMITATIONS

         The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series. The investment objective of each ILA Portfolio (except the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios’ objective of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that ILA Portfolio. The investment objective of each Financial Square Fund, and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the Net Assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA California Tax-Exempt Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund will be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Net Assets of each of the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio will be invested in California and New York municipal obligations , respectively, except in extraordinary circumstances. Each of these four Series may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

         As defined in the Act and the rules thereunder and as used in the Prospectuses and this Additional Statement, “a majority of the outstanding voting securities” of a Series means the lesser of (i) 67% of the shares of that Series present at a meeting if the holders of more than 50% of the outstanding shares of that Series are present in person or by proxy, or (ii) more than 50% of the outstanding shares of that Series. Investment restrictions that involve a maximum percentage of securities or assets are not considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction (3).

         Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

(1) Make any investment inconsistent with the Series’ classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

(2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. The FS Money Market Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the FS Money Market Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

(3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) and each Series may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.

(4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series’ investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.

(5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.

(6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.

(7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) Issue senior securities to the extent such issuance would violate applicable law.

         FS Government Fund may not:

(1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

(2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

(3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series’ assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

(4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

(5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series’ investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

(6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

(7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional Series of the Trust.

(8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.

(9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with such Series’ investment objective and policies may be deemed to be loans.

(10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

(11) Invest in other companies for the purpose of exercising control or management.

         Each Series may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Series.

         In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 10% of a Series’ net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Series’ borrowings exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

         As money market funds, all of the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a Series’ portfolio may not exceed 13 months and a Portfolio’s average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectuses). Each Series, other than the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund (the “Tax-Exempt Series”), as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Money Market, ILA Government, ILA Treasury Obligations, ILA Treasury Instruments, ILA Federal and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments and FS Tax-Free Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Series may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier Securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series’

total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series’ total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series’ investments in Second Tier securities that are conduit securities (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government Securities or securities with a guarantee by a non-controlled person, are limited, and may not exceed, with respect to a particular issuer, the greater of $1 million or 1% of the Series’ total assets. Also, the Tax-Exempt Series’ investments in Second Tier conduit securities of all issuers combined may not exceed 5% of the Series’ total assets. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are “First Tier securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are “Second Tier securities.” Unrated securities may also be First Tier or Second Tier securities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s, Moody’s and Fitch. For a description of their rating categories, see Appendix A.

         “Value” for the purposes of all investment restrictions means the value used in determining a Series’ net asset value. “U.S. Government Securities” shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

         Although the fundamental policies mentioned above would allow the Series to borrow through reverse repurchase agreements, as of the date of this Additional Statement, the Series do not engage in reverse repurchase transactions as a matter of non-fundamental policy.

TRUSTEES AND OFFICERS

         The business and affairs of the Series are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Series’ daily business operations.

Trustees of the Trust

         Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 59	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998 to present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Senior Vice President of Scott Paper Company (until June 1994); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (1989–Present); Member of Cornell University Council (1992–Present); Trustee of the Walnut Street Theater (1992–Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors–III and IV (since November 1998); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Independent Trustees
				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]

Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000); UPS Transportation Professor for the Private Sector, Professor of Systems Engineering and Chairman of Systems Engineering, School of Engineering and Applied Science, University of Pennsylvania (prior thereto).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Mary P. McPherson Age: 66	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978–1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986–1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988–1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Wilma J. Smelcer Age: 52	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Independent Trustees
Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 62	Trustee	Since 1987	President, COO and Director Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).

Interested Trustees
Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996 – December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

Interested Trustees
Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director – GSAM (May 1999 – present); Consultant to GSAM (December 1994 – May 1999); Limited Partner, Goldman Sachs (December 1994 – May 1999); General Partner, Goldman Sachs (December 1986 – December 1994); and President and Chief Operating Officer of GSAM (December 1988 – December 1994). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001 Since 1997	Managing Director, GSAM (since 1997); and Vice President and Senior Fund Manager, GSAM (1988 to 1997). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	69	None

* These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1 Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

2 The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

3 Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

4 The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust

         Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 41	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000 – June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999 – October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992 – December 1998).

President—Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/Fund Accounting & Custody, Investors Bank & Trust Company (November 1993–July 1995).

Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 39	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992–Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000 – present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth Curran 32 Old Slip New York, NY 10005 Age: 38	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997–December 1999); and Vice President and General Manager, First Data Corporation – Investor Services Group (1994 to 1997).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 1998	Vice President, GSAM (since June 1998); Vice President, AIM Management Group, Inc. (investment advisor) (April 1996–June 1998); and Assistant Vice President, The Northern Trust Company (June 1987–April 1996).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (since 1986). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary F. Hoppa 4900 Sears Tower Chicago, IL 60606 Age: 37	Vice President	Since 2000	Vice President, Goldman Sachs (since October 1999); and Senior Vice President and Director of Mutual Fund Operations, Strong Capital Management (January 1987–September 1999).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age 36	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–present); and Manager, Andersen Consulting (August 1989 – April 1997). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 4900 Sears Tower Chicago, IL 60606 Age 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 36	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993–December 1997).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (since December 2001), Vice President, Goldman Sachs (1997 – December 2001); Trader, Bankers Trust (1986 to 1997).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

Danny Burke 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (since 1987). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1997	Fund Manager, GSAM (since April 1996); Junior Fund Manager, GSAM (1995–April 1996); Funds Trading Assistant, GSAM (1993–1995).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

Amy E. Belanger 32 Old Slip New York, NY 10005 Age: 32	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (since June 1999); Assistant General Counsel, Goldman Sachs (since 2000) Counsel, Goldman Sachs (since 1998); Associate, Dechert Price & Rhoads (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies)

1 Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

         The Board of Trustees has established six standing committees in connection with their governance of the Series – Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

         The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

         The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act). All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held three meetings during the fiscal year ended December 31, 2001. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Nominating Committee.

         The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Mr. Ford and Ms. Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

         The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee held four meetings.

         The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2001, the Dividend Committee held zero meetings with respect to the Series included in this Additional Statement and twenty-nine with respect to all of the Series of the Trust (including the Series included in this Additional Statement).

         The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2001.

Trustee Ownership of Series Shares

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Series and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Series[1]	Overseen By Trustee[2]

Ashok N. Bakhru	None	Over $100,000

David B. Ford	None	Over $100,000

Patrick T. Harker	None	$10,001 — $50,000

Mary P. McPherson	None	Over $100,000

Alan A. Shuch	ILA Prime Obligations Portfolio	Over $100,000

– Over $100,000

FS Money Market Fund — $0-$10,000

FS Federal Fund — Over $100,000

Wilma J. Smelcer[3]	None	None

Richard P. Strubel	None	Over $100,000

Kaysie P. Uniacke[3]	ILA Federal Portfolio - $10,001 — $50,000	$50,001 — $100,000

1 Includes the value of shares beneficially owned by each Trustee in each Series described in this Additional Statement as of December 31, 2001.

2 Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2001, the Trust consisted of 60 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios.

3 Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

         As of April 9, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Series.

Board Compensation

         The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Audit Committee meeting and Nominating Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2001:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From Fund Complex
Name of Trustee	from the Funds	of the Trust's Expenses	(including the Funds)[1]

Ashok N. Bakhru[2]	$38,459	$—	$152,000

David B. Ford	0	—	0

Douglas C. Grip[3]	0	—	0

Patrick T. Harker	28,340	—	112,000

John P. McNulty[2]	0	—	0

Mary P. McPherson	28,340	—	112,000

Alan A. Shuch	0	—	0

Wilma J. Smelcer[2]	6,729	—	26,500

William H. Springer[5]	21,610	—	85,500

Richard P. Strubel	28,340	—	112,000

Kaysie P. Uniacke[4]	0	—	0

[1]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 60 portfolios and Goldman Sachs Variable Insurance Trust consisted of 9 portfolios as of December 31, 2001.

[2]	Includes compensation as Board Chairman.

[3]	Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

[4]	Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust on August 2, 2001.

[5]	Mr. Springer retired as a Trustee on August 2, 2001.

Code of Ethics

         The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Series.

THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser

         GSAM, 32 Old Slip, New York, New York 10005, a business unit of the Investment Management Division (“IMD”) of Goldman Sachs, serves as the Investment Adviser to the Series. Under the Management Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as investment adviser and directs the investments of the Series. In addition, GSAM administers the Series’ business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust’s custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, GSAM is entitled to receive a fee from the Trust, computed daily and paid monthly, at an annual rate of .35% and .205% of each ILA Portfolio’s and each Financial Square Fund’s average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding, among other categories of expenses, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses, on an annualized basis, as described in the Series’ Prospectus. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series’ estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. GSAM voluntarily agreed to waive a portion of its management fee for each Financial Square Fund during the fiscal year ended December 31, 2001. Goldman Sachs has agreed to permit the Financial Square Funds and the ILA Portfolios to use the name “Goldman Sachs” or a derivative thereof as part of their names for as long as the Management Agreement is in effect.

         Goldman Sachs has authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

         The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series’ Management Agreements. The expenses borne by shares of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust’s distribution, administration, service, select and other plans, the fees and expenses of the Series’ custodian, fees and expenses of the Series’ transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, each Series’ proportionate share of the compensation and expenses of its “non-interested” Trustees (defined below), and extraordinary expenses incurred by the Series.

         The Management Agreement entered into on behalf of the ILA Portfolios (the “ILA Management Agreement”) was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the ILA Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on April 24, 2002. The ILA Management Agreement was approved by the shareholders of each ILA Portfolio (other than the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios) on April 19, 1990 and by the shareholders of the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios on June 3, 1991. The ILA Management Agreement will remain in effect until June 30, 2003 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular ILA Portfolio, as defined in the Act, and, in either case, by a majority of non-interested Trustees.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the amount of the management fee incurred by each ILA Portfolio was as follows:

ILA Portfolio	2001	2000	1999

Prime Obligations Portfolio	$3,157,546	$4,109,926	$3,897,948

Money Market Portfolio	8,994,228	8,254,531	6,253,719

Treasury Obligations Portfolio	4,533,137	2,479,214	2,329,913

Treasury Instruments Portfolio	1,396,813	1,471,882	2,367,541

Government Portfolio	839,441	886,602	1,521,689

Federal Portfolio	20,051,818	16,488,873	11,279,837

Tax-Exempt Diversified Portfolio	6,924,343	7,372,730	5,795,921

Tax-Exempt California Portfolio	1,854,188	2,841,945	2,537,365

Tax-Exempt New York Portfolio	973,950	854,965	635,270

         In addition, GSAM assumed certain expenses related to the operations of each ILA Portfolio during various periods of 2001, 2000 and 1999 to the extent such expenses would have caused each ILA Portfolio’s total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

ILA Portfolio	2001	2000	1999

Prime Obligations Portfolio	$127,293	$423,313	$41,962

Money Market Portfolio	1,699,037	516,157	0

Treasury Obligations Portfolio	163,656	2,689	0

Treasury Instruments Portfolio	213,566	67,131	0

Government Portfolio	261,903	162,808	90,702

Federal Portfolio	4,538,030	811,175	0

Tax-Exempt Diversified Portfolio	1,219,820	345,228	0

Tax-Exempt California Portfolio	373,343	125,281	0

Tax-Exempt New York Portfolio	224,696	93,612	17,287

         Each ILA Portfolio has entered into certain expense offset arrangements with the custodian resulting in a reduction in the ILA Portfolio’s expenses. For the fiscal year ended December 31, 2001, each ILA Portfolio’s custody fees were reduced by the following amounts under such arrangement:

ILA Portfolio	2001	2000	1999

Prime Obligations	$1,610	$2,746	—

Money Market	1,744	2,856	—

Treasury Obligations	1,667	2,643	—

Treasury Instruments	1,607	3,878	—

Government	1,738	2,764	—

Federal	27,364	19,624	—

Tax-Exempt Diversified	176,015	152,575	—

Tax-Exempt California	54,395	72,683	$77,882

Tax-Exempt New York	28,282	24,699	—

         The FS Management Agreement entered into on behalf of the Financial Square Funds (the “FS Management Agreement”) was most recently approved by the Trustees, including a majority of the non-interested Trustees, on April 24, 2002. The shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until June 30, 2003 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of non-interested Trustees.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the amounts of the management fee incurred by each Financial Square Fund were as follows:

Financial Square Fund	2001	2000	1999

FS Prime Obligations Fund	$39,073,649	$21,958,427	$13,046,992

FS Money Market Fund	22,384,513	15,796,084	13,441,727

FS Treasury Obligations Fund	9,587,854	7,121,755	7,132,148

FS Government Fund	8,166,390	5,399,617	5,080,264

FS Tax-Free Fund	5,193,574	4,141,022	2,961,099

FS Treasury Instruments Fund	2,173,366	940,243	736,284

FS Federal Fund	25,578,959	13,907,137	6,939,787

         During the periods presented, GSAM agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:

Financial Square Fund	2001	2000	1999

FS Prime Obligations Fund	$8,044,575	$4,520,853	$2,686,147

FS Money Market Fund	4,608,576	3,252,135	2,767,248

FS Treasury Obligations Fund	1,109,729	1,466,245	1,468,383

FS Government Fund	1,681,316	1,111,686	1,048,119

FS Tax-Free Fund	1,069,265	852,563	609,445

FS Treasury Instruments Fund	236,075	193,579	151,607

FS Federal Fund	2,019,392	1,555,229	1,428,690

         In addition, GSAM assumed certain expenses related to the operations of each Financial Square Fund during various periods of 2001, 2000 and 1999 to the extent such expenses would have caused each Fund’s total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:

Financial Square Fund	2001	2000	1999

FS Prime Obligations Fund	$2,601,959	$658,787	$619,596

FS Money Market Fund	2,172,233	3,219	571,930

FS Treasury Obligations Fund	643,324	300,354	382,968

FS Government Fund	976,354	327,192	128,911

FS Tax-Free Fund	168,228	305,430	0

FS Treasury Instruments Fund	491,366	330,383	103,016

FS Federal Fund	977,481	690,851	393,045

         The Financial Square Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. For the fiscal year ended December 31, 2001, each Fund’s custody fees were reduced by the following amounts under such arrangement:

Financial Square Fund	2001	2000	1999

FS Prime Obligations	$35,766	$10,230	—

FS Money Market	4,506	19,899	—

FS Treasury Obligations	1,703	2,739	—

FS Government	1,886	9,544	—

FS Tax-Free	249,575	23,962	—

FS Treasury Instruments	2,293	10,451	—

FS Federal Fund	6,274	18,823	—

         The ILA Management and FS Management Agreements provide that GSAM shall not be liable to an ILA Portfolio or Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the ILA Portfolio or Financial Square Fund except in the case of GSAM’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The ILA Management and FS Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular ILA Portfolio or Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that ILA Portfolio or Financial Square Fund on 60 days’ written notice to GSAM or by GSAM without penalty at any time on 90 days’ (60 days with respect to the Financial Square Funds) written notice to the Trust.

         In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The Credit Department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman’s Research Department. Specifically with respect to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Money Market Fund, GSAM will draw upon the extensive research generated by Goldman Sachs’ Municipal Credit Group. The Credit Group’s research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

         In connection with their latest approval of the ILA Management Agreement and FS Management Agreement, the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. The Trustees considered, in particular, the respective management fee rates; the Series’ respective operating expense ratios; the Investment Adviser’s fee waivers and expense reimbursements for the respective Series and the investment performance of the Series for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Series’ management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and their affiliates from the Series for their investment management services and for other, non-investment management services, and their expenses in providing such services; and the Series’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the respective management agreements. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the ILA Management Agreement to the ILA Portfolios and their shareholders and the FS Management Agreement to the Financial Square Funds and their shareholders, and concluded that ILA Management Agreement and FS Management Agreement should be reapproved and continued in the interests of the Series and their shareholders.

The Distributor and Transfer Agent

         Goldman Sachs, 85 Broad Street, New York, NY 10004, acts as principal underwriter and distributor of each Series’ shares. Shares of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 24, 2002. Goldman Sachs retained approximately $2,000, $3,500 and $800 of commissions on redemptions of ILA Class B and ILA Class C shares of the ILA Prime Obligations Portfolio during 2001, 2000 and 1999, respectively. Goldman Sachs also serves as the Series’ transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each class of each ILA Portfolio. Goldman Sachs currently imposes no fees under its transfer agency agreements with the Financial Square Funds.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the ILA Portfolios incurred transfer agency fees as follows:

ILA Portfolio	2001	2000	1999

Prime Obligations Portfolio

ILA Shares	$242,776	$372,005	$379,114

Administration Shares	38,175	19,656	15,307

Service Shares	52,136	38,669	41,726

Class B Shares	—	—	2,644

Class C Shares	—	—	1

Cash Management Shares	11,841	39,572	6,522

Money Market Portfolio

ILA Shares	$596,591	$712,615	$570,902

Administration Shares	137,113	37,895	14,193

Service Shares	136,158	144,882	129,066

Class B Shares	—	—	—

Class C Shares	—	—	—

Cash Management Shares	158,050	47,983	—

Treasury Obligations Portfolio

ILA Shares	$155,777	$140,825	$218,686

Administration Shares	6,245	8,085	24,160

Service Shares	355,164	134,178	23,428

Class B Shares	—	—	—

Class C Shares	—	—	—

Cash Management Shares	886	250	—

Treasury Instruments Portfolio

ILA Shares	$74,687	$110,382	$107,404

Administration Shares	8,938	13,503	33,874

Service Shares	69,553	43,710	129,298

Class B Shares	—	—	—

Class C Shares	—	—	—

Cash Management Shares	6,458	620	—

Government Portfolio

ILA Shares	$62,569	$72,512	$134,585

Administration Shares	1,760	1,741	2,626

Service Shares	21,437	24,158	36,693

Class B Shares	—	—	—

Class C Shares	—	—	5

Cash Management Shares	10,170	2,915	—

Federal Portfolio

ILA Shares	$1,466,442	$1,637,241	$1,099,877

Administration Shares	295,467	60,294	78,223

Service Shares	107,585	111,450	111,024

Class B Shares	—	—	—

Class C Shares	—	—	—

Cash Management Shares	422,142	75,458	—

Tax-Exempt Diversified Portfolio

ILA Shares	$570,968	$769,768	$638,415

Administration Shares	94,477	33,108	12,840

ILA Portfolio	2001	2000	1999

Service Shares	12,458	7,639	11,136

Class B Shares	—	—	—

Class C Shares	—	—	—

Cash Management Shares	113,450	32,083	—

Tax-Exempt California Portfolio

ILA Shares	$159,292	$304,128	$281,283

Administration Shares	21,235	6,771	5,317

Service Shares	95	2,241	3,384

Class B Shares	—	—	—

Class C Shares	—	—	1

Cash Management Shares	31,285	11,654	—

Tax-Exempt New York Portfolio

ILA Shares	$62,158	$78,779	$64,405

Administration Shares	36,325	17,799	8,198

Service Shares	429	23	—

Class B Shares	—	—	—

Class C Shares	—	—	—

Cash Management Shares	12,397	1,109	—

         Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of December 31, 2001, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

         Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Adviser and Goldman Sachs and their affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Series or impede their investment activities.

         Goldman Sachs and its affiliates, including, without limitation, the Investment Adviser and its advisory affiliates have proprietary interests in, and may manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Series and/or which engage in transactions in the same types of securities, currencies and instruments as the Series. Goldman Sachs and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Series invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Series invest, which could have an adverse impact on each Series’ performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Adviser’s and its advisory affiliates’ asset management activities, will be executed independently of the Series’ transactions and thus at prices or rates that may be more or less favorable. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Series, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Series.

         From time to time, the Series’ activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

         In connection with their management of the Series, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Series and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Series. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing the Series.

         The results of each Series’ investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by the Investment Adviser. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Series. Moreover, it is possible that a Series will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Series’ activities, but will not be involved in the day-to-day management of such Series. In such instances, those individuals may, as a result, obtain information regarding the Series’ proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Series invests.

         In addition, certain principals and certain of the employees of the Investment Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Series should be aware.

         The Investment Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs (or, to the extent permitted by the SEC, Goldman Sachs) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Series, and such party may have no incentive to assure that the Series obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Series invest or which may be based on the performance of a Series. The Series may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Series. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Series. To the extent affiliated transactions are permitted, the Series will deal with Goldman Sachs and its affiliates on an arms-length basis.

         Each Series will be required to establish business relationships with its counterparties based on the Series’ own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Series’ establishment of its business relationships, nor is it expected that a Series’ counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Series’ creditworthiness.

         From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Series in order to increase the assets of the Series. Increasing a Series’ assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Series’ expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Series acquired for its own account. A large redemption of shares of a Series by Goldman Sachs could significantly reduce the asset size of the Series, which might have an adverse effect on a Series’ investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Series and other shareholders in deciding whether to redeem its shares.

         It is possible that a Series’ holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. In making investment decisions for the series, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of these activities. In addition, from time to time, Goldman Sachs’ activities may limit the Series’ flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Series’ Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Series.

PORTFOLIO TRANSACTIONS

         GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

         Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. Orders have been granted by the SEC under the Act which permit the Series to deal with Goldman Sachs in transactions in certain securities in which Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemptions.

         Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust’s assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs’ active role in the underwriting of debt securities, a Series’ ability to purchase debt securities in the primary market may from time to time be limited.

         In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

         During the fiscal year ended December 31, 2001, the Series’ regular broker/dealers, as defined in Rule 10b-1 under the Act, were: Warburg Dillon, JP Morgan Chase, Barclays Bank Salomon Smith Barney, Lehman Brothers, Morgan Stanley Dean Witter, Bear Stearns, Credit Suisse First Boston and Deutsche Banc.

         As of December 31, 2001, each ILA Portfolio held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): ILA Prime Obligations Portfolio; Barclays Bank ($27,703), Warburg Dillon ($62,729), JP Morgan Chase ($17, 859), Salomon Smith Barney ($35,479), Lehman Brothers ($13,526), Bear Stearns ($6,763), Credit Suisse First Boston ($3,381) and Deutsche Banc ($7,715); ILA Money Market Portfolio: Barclays Bank ($52,554), Warburg Dillon ($139,943), JP Morgan Chase ($42,320), Salomon Smith Barney ($74,405), Lehman Brothers ($40,577), Bear Stearns ($20,289), Credit Suisse First Boston ($10,144) and Deutsche Banc ($11,887); ILA Government Portfolio: Barclays Bank ($9,826), Warburg Dillon ($44,059), JP Morgan Chase ($7,064), Salomon Smith Barney ($13,198), Lehman Brothers ($6,087), Bear Stearns ($3,043), Credit Suisse First Boston ($1,522) and Deutsche Banc ($2,499); ILA Treasury Obligation Portfolio: Barclays Bank ($147,233), Warburg Dillon ($272,474), JP Morgan Chase ($54,244), Salomon Smith Barney ($154,362), Morgan Stanley Dean Witter ($75,000), Credit Suisse First Boston ($75,000) and Deutsche Banc ($54,244).

         As of December 31, 2001, each Financial Square Fund held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): FS Prime Obligations Fund: Barclays Capital PLC ($270,887), Bear Stearns Companies, Inc. ($723,123), Credit Suisse First Boston Corp. ($111,588), Deutsche Banc ($17,578), J.P. Morgan Chase & Co. ($965,583), Lehman Brothers ($446,351), Morgan Stanley Dean Witter & Co. ($649,791), Salomon Smith Barney ($746,242), and Warburg Dillon ($1,054,310); FS Money Market Fund: Barclays Capital PLC ($248,130), Bear Stearns Companies, Inc. ($14,202), Credit Suisse First Boston Corp. ($407,101), Deutsche Banc ($312,427), J.P. Morgan Chase & Co. ($33,798), Lehman Brothers ($28,404), Salomon Smith Barney ($188,895), and Warburg Dillon ($220,841); FS Treasury Obligations Fund: Barclays Capital PLC ($2,665,600), Bear Stearns Companies, Inc. ($250,000), Credit Suisse First Boston Corp. ($100,000), Deutsche Banc ($207,509), J.P. Morgan Chase & Co. ($207,509), Lehman Brothers ($260,000), Morgan Stanley Dean Witter & Co. ($275,000), Salomon Smith Barney ($590,511), and Warburg Dillon ($1,049,325); FS Government Fund: Barclays Capital PLC ($140,302), Bear Stearns Companies, Inc. ($104,149), Credit Suisse First Boston Corp. ($52,074, Deutsche Banc ($13,320), J.P. Morgan Chase & Co. ($169,543), Lehman Brothers ($208,296), Salomon Smith Barney ($246,201), and Warburg Dillon ($1,293,940).

NET ASSET VALUE

         In accordance with procedures adopted by the Trustees, the net asset value per share of each Series (except for FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, and FS Government Fund) is determined by the Series’ custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close (in the case of the FS Money Market Fund, FS Prime Obligations Fund, FS Government Fund and FS Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

         The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

         Each Series’ securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of each Series and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased shares of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series’ price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series’ net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series’ shares.

         In order to continue to use the amortized cost method of valuation for each Series’ investments, the Series must comply with Rule 2a-7. See “Investment Restrictions.”

         The proceeds received by each Series for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B and Class C Shares, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares, FST Preferred Shares and FST Select Shares (if any) will be subject to different expense structures (see “Organization and Capitalization”).

REDEMPTIONS

         The Trust may suspend the right of redemption of shares of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists which makes the disposal of securities owned by a Series or the determination of the fair value of the Series’ net assets not reasonably practicable; or (iii) as the SEC may by order permit for the protection of the shareholders of the Trust.

         The Trust agrees to redeem shares of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series’ portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

         A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street Bank and Trust Company for the purpose of redeeming shares from its account in that Series by check. When State Street Bank and Trust Company receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street Bank and Trust Company for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street Bank and Trust Company. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

         The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder’s account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

         Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street Bank and Trust Company reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.

CALCULATION OF YIELD QUOTATIONS

         From time to time, each Series may advertise its yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return. Yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return are calculated separately for each class of shares of a Series. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

         Each Series’ yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

         The yield of a Series refers to the income generated by an investment in that Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

         Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

         Effective Yield = [(base period return + 1)365/7] – 1

         The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

         The ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund, FS Federal Fund, and FS Tax-Free Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield is computed by dividing that portion of a Series’ yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series’ effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

         Total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Series may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

         Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for a Series are based on historical performance and will fluctuate from time to time. Any presentation of a Series’ yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what a Series’ yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

         The yield performance below is for each class of shares of the ILA Portfolios, which would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that ILA Shares have no plan fees, ILA Administration Shares have a .15% administration fee, ILA Service Shares have a .25% service fee and a .15% shareholder administration fee, ILA Class B and Class C Shares have a .75% distribution fee and a .25% service fee with respect to ILA Prime Obligations Portfolio and ILA Cash Management Shares have a .50% service fee and a maximum .50% distribution fee. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each ILA Portfolio for the seven-day period ended December 31, 2001 were as follows:

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

ILA Prime Obligations Portfolio:

ILA Shares	1.94%	1.96%	N/A	N/A

ILA Administration Shares	1.79%	1.81%	N/A	N/A

ILA Service Shares	1.54%	1.55%	N/A	N/A

ILA Class B Shares	0.94%	0.95%	N/A	N/A

ILA Class C Shares	0.94%	0.95%	N/A	N/A

ILA Cash Management Shares	1.37%	1.38%	N/A	N/A

ILA Money Market Portfolio:

ILA Shares	2.04%	2.06%	N/A	N/A

ILA Administration Shares	1.89%	1.91%	N/A	N/A

ILA Service Shares	1.64%	1.65%	N/A	N/A

ILA Cash Management Shares	1.47%	1.48%	N/A	N/A

ILA Treasury Obligations Portfolio:

ILA Shares	1.66%	1.67%	N/A	N/A

ILA Administration Shares	1.51%	1.52%	N/A	N/A

ILA Service Shares	1.26%	1.27%	N/A	N/A

ILA Cash Management Shares	1.09%	1.09%	N/A	N/A

ILA Treasury Instruments Portfolio:

ILA Shares	1.43%	1.44%	N/A	N/A

ILA Administration Shares	1.28%	1.28%	N/A	N/A

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

ILA Service Shares	1.03%	1.03%	N/A	N/A

ILA Cash Management Shares	0.86%	0.86%	N/A	N/A

ILA Government Portfolio:

ILA Shares	1.54%	1.55%	N/A	N/A

ILA Administration Shares	1.39%	1.40%	N/A	N/A

ILA Service Shares	1.14%	1.14%	N/A	N/A

ILA Cash Management Shares	0.97%	0.97%	N/A	N/A

ILA Federal Portfolio:

ILA Shares	1.83%	1.85%	N/A	N/A

ILA Administration Shares	1.68%	1.70%	N/A	N/A

ILA Service Shares	1.43%	1.44%	N/A	N/A

ILA Cash Management Shares	1.26%	1.27%	N/A	N/A

ILA Tax-Exempt Diversified Portfolio:

ILA Shares	1.41%	1.42%	2.32%	2.33%

ILA Administration Shares	1.26%	1.27%	2.07%	2.09%

ILA Service Shares	1.01%	1.02%	1.66%	1.67%

ILA Cash Management Shares	0.84%	0.85%	1.38%	1.40%

ILA Tax-Exempt California Portfolio*

ILA Shares	1.27%	1.28%	2.09%	2.10%

ILA Administration Shares	1.12%	1.13%	1.84%	1.86%

ILA Service Shares	0.87%	0.88%	1.43%	1.44%

ILA Cash Management Shares	0.70%	0.71%	1.15%	1.17%

ILA Tax-Exempt New York Portfolio**

ILA Shares	1.37%	1.37%	2.25%	2.25%

ILA Administration Shares	1.22%	1.22%	2.00%	2.00%

ILA Service Shares	0.97%	0.97%	1.59%	1.59%

ILA Cash Management Shares	0.80%	0.80%	1.31%	1.31%

*	Tax-equivalent yields would be 1.40%, 1.23%, 0.96% and 0.77% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 1.41%, 1.25%, 0.97% and 0.78% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California personal income taxes into account. The foregoing numbers assume that the applicable rate for the California personal income tax is 9.3% and do not take account of any cutback on the deductibility of state taxes for federal tax purposes.

**	Tax-equivalent yields would be 1.47%, 1.31%, 1.04% and 0.86% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 1.42%, 1.27%, 1.01% and 0.83%, respectively, when taking New York City taxes into account. Tax equivalent effective yields would be 1.47%, 1.31%, 1.04% and 0.86%, respectively, when taking New York State taxes into account, and 1.42%, 1.27%, 1.01% and 0.83%, respectively, when taking New York City taxes into account.

         The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See “The Investment Adviser, Distributor and Transfer Agent.” In the absence of such fee reductions and expense limitations, the yield of each ILA Portfolio for the same period would have been as follows:

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

ILA Prime Obligations Portfolio:

ILA Shares	1.94%	1.96%	N/A	N/A

ILA Administration Shares	1.79%	1.81%	N/A	N/A

ILA Service Shares	1.54%	1.55%	N/A	N/A

ILA Class B Shares	0.94%	0.95%	N/A	N/A

ILA Class C Shares	0.94%	0.95%	N/A	N/A

ILA Cash Management Shares	1.37%	1.38%	N/A	N/A

ILA Money Market Portfolio:

ILA Shares	2.04%	2.06%	N/A	N/A

ILA Administration Shares	1.89%	1.91%	N/A	N/A

ILA Service Shares	1.64%	1.65%	N/A	N/A

ILA Cash Management Shares	1.47%	1.48%	N/A	N/A

ILA Treasury Obligations Portfolio:

ILA Shares	1.57%	1.58%	N/A	N/A

ILA Administration Shares	1.42%	1.43%	N/A	N/A

ILA Service Shares	1.17%	1.18%	N/A	N/A

ILA Cash Management Shares	1.00%	1.00%	N/A	N/A

ILA Treasury Instruments Portfolio:

ILA Shares	1.26%	1.27%	N/A	N/A

ILA Administration Shares	1.11%	1.11%	N/A	N/A

ILA Service Shares	0.86%	0.86%	N/A	N/A

ILA Cash Management Shares	0.69%	0.69%	N/A	N/A

ILA Government Portfolio:

ILA Shares	1.26%	1.27%	N/A	N/A

ILA Administration Shares	1.11%	1.12%	N/A	N/A

ILA Service Shares	0.86%	0.86%	N/A	N/A

ILA Cash Management Shares	0.69%	0.69%	N/A	N/A

ILA Federal Portfolio:

ILA Shares	1.83%	1.85%	N/A	N/A

ILA Administration Shares	1.68%	1.70%	N/A	N/A

ILA Service Shares	1.43%	1.44%	N/A	N/A

ILA Cash Management Shares	1.26%	1.27%	N/A	N/A

ILA Tax-Exempt Diversified Portfolio:

ILA Shares	1.41%	1.42%	2.32%	2.33%

ILA Administration Shares	1.26%	1.27%	2.07%	2.09%

ILA Service Shares	1.01%	1.02%	1.66%	1.68%

ILA Cash Management Shares	0.84%	0.85%	1.38%	1.40%

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

ILA Tax-Exempt California Portfolio*

ILA Shares	1.18%	1.18%	1.93%	1.94%

ILA Administration Shares	1.03%	1.03%	1.68%	1.70%

ILA Service Shares	0.78%	0.78%	1.27%	1.28%

ILA Cash Management Shares	0.61%	0.61%	0.99%	1.01%

ILA Tax-Exempt New York Portfolio**

ILA Shares	1.25%	1.25%	2.05%	2.06%

ILA Administration Shares	1.10%	1.10%	1.80%	1.81%

ILA Service Shares	0.85%	0.85%	1.39%	1.40%

ILA Cash Management Shares	0.68%	0.68%	1.11%	1.12%

*	Tax-equivalent yields would be 1.30%, 1.13%, 0.86%, and 0.67% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 1.30%, 1.14%, 0.86% and 0.68% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, when taking California State taxes into account.

**	Tax-equivalent yields would be 1.34%, 1.18%, 0.91% and 0.73% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 1.29%, 1.14%, 0.88% and 0.70%, respectively, when taking New York City taxes into account. Tax-equivalent effective yields would be 1.35%, 1.18%, 0.92% and 0.73% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 1.30%, 1.14%, 0.89% and 0.71%, respectively, when taking New York City taxes into account.

         The yield performance below is for each class of shares of the Financial Square Funds, which would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that FST Shares have no plan fees, FST Administration Shares have a .25% administration fee, FST Service Shares have a .25% service fee and a .25% shareholder administration fee, FST Preferred Shares have a .10% preferred administration fee and FST Select Shares have a service fee of .03%. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the seven-day period ended December 31, 2001 were as follows:

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

FS Prime Obligations Fund:

FST Shares	2.12%	2.14%	N/A	N/A

FST Administration Shares	1.87%	1.89%	N/A	N/A

FST Service Shares	1.62%	1.63%	N/A	N/A

FST Preferred Shares	2.02%	2.04%	N/A	N/A

FST Select Shares	2.09%	2.11%	N/A	N/A

FS Money Market Fund:

FST Shares	2.14%	2.17%	N/A	N/A

FST Administration Shares	1.89%	1.91%	N/A	N/A

FST Service Shares	1.64%	1.66%	N/A	N/A

FST Preferred Shares	2.04%	2.06%	N/A	N/A

FST Select Shares	2.11%	2.13%	N/A	N/A

FS Treasury Obligations Fund:

FST Shares	1.88%	1.90%	N/A	N/A

FST Administration Shares	1.63%	1.64%	N/A	N/A

FST Service Shares	1.38%	1.39%	N/A	N/A

FST Preferred Shares	1.78%	1.80%	N/A	N/A

FST Select Shares	1.85%	1.87%	N/A	N/A

FS Treasury Instruments Fund:

FST Shares	1.73%	1.74%	N/A	N/A

FST Administration Shares	1.48%	1.49%	N/A	N/A

FST Service Shares	1.23%	1.24%	N/A	N/A

FST Preferred Shares	1.63%	1.64%	N/A	N/A

FST Select Shares	1.70%	1.71%	N/A	N/A

FS Government Fund:

FST Shares	2.03%	2.05%	N/A	N/A

FST Administration Shares	1.78%	1.79%	N/A	N/A

FST Service Shares	1.53%	1.54%	N/A	N/A

FST Preferred Shares	1.93%	1.95%	N/A	N/A

FST Select Shares	2.00%	2.02%	N/A	N/A

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

FS Federal Shares:

FST Shares	1.96%	1.98%	N/A	N/A

FST Administration Shares	1.71%	1.73%	N/A	N/A

FST Service Shares	1.46%	1.48%	N/A	N/A

FST Preferred Shares	1.86%	1.88%	N/A	N/A

FST Select Shares	1.93%	1.95%	N/A	N/A

FST Tax-Free Fund:

FST Shares	1.58%	1.59%	2.59%	2.61%

FST Administration Shares	1.33%	1.34%	2.18%	2.20%

FST Service Shares	1.08%	1.09%	1.77%	1.79%

FST Preferred Shares	1.48%	1.49%	2.43%	2.45%

FST Select Shares	1.55%	1.56%	2.55%	2.56%

         Information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See “The Investment Adviser, Distributor and Transfer Agent.” In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the same period would have been as follows:

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

FS Prime Obligations Fund:

FST Shares	2.09%	2.11%	N/A	N/A

FST Administration Shares	1.84%	1.86%	N/A	N/A

FST Service Shares	1.59%	1.60%	N/A	N/A

FST Preferred Shares	1.99%	2.01%	N/A	N/A

FST Select Shares	2.06%	2.08%	N/A	N/A

FS Money Market Fund:

FST Shares	2.10%	2.12%	N/A	N/A

FST Administration Shares	1.85%	1.86%	N/A	N/A

FST Service Shares	1.60%	1.61%	N/A	N/A

FST Preferred Shares	2.00%	2.01%	N/A	N/A

FST Select Shares	2.07%	2.08%	N/A	N/A

FS Treasury Obligations Fund:

FST Shares	1.86%	1.88%	N/A	N/A

FST Administration Shares	1.61%	1.62%	N/A	N/A

FST Service Shares	1.36%	1.37%	N/A	N/A

FST Preferred Shares	1.76%	1.78%	N/A	N/A

FST Select Shares	1.83%	1.85%	N/A	N/A

			Tax-Equivalent	Tax-Equivalent
	Yield	Effective Yield	Yield	Effective Yield

FS Treasury Instruments Fund:

FST Shares	1.63%	1.64%	N/A	N/A

FST Administration Shares	1.38%	1.39%	N/A	N/A

FST Service Shares	1.13%	1.14%	N/A	N/A

FST Preferred Shares	1.53%	1.54%	N/A	N/A

FST Select Shares	1.60%	1.61%	N/A	N/A

FS Government Fund:

FS Shares	1.97%	1.99%	N/A	N/A

FST Administration Shares	1.72%	1.73%	N/A	N/A

FST Service Shares	1.47%	1.48%	N/A	N/A

FST Preferred Shares	1.87%	1.89%	N/A	N/A

FST Select Shares	1.94%	1.96%	N/A	N/A

FS Federal Fund:

FST Shares	1.94%	1.96%	N/A	N/A

FST Administration Shares	1.69%	1.71%	N/A	N/A

FST Service Shares	1.44%	1.46%	N/A	N/A

FST Preferred Shares	1.84%	1.86%	N/A	N/A

FST Select Shares	1.91%	1.93%	N/A	N/A

FS Tax-Free Fund:

FST Shares	1.51%	1.52%	2.47%	2.49%

FST Administration Shares	1.26%	1.27%	2.06%	2.08%

FST Service Shares	1.01%	1.02%	1.65%	1.67%

FST Preferred Shares	1.41%	1.42%	2.31%	2.33%

FST Select Shares	1.48%	1.49%	2.42%	2.44%

         The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 2001 are based on a federal marginal tax rate of 39.1%.

         With respect to the ILA Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.3% is being assumed in addition to the 39.1% federal tax rate, for an effective combined tax rate of 44.76%. With respect to the ILA Tax-Exempt New York Portfolio, the tax-equivalent and tax-equivalent effective yields are being shown under three scenarios. The first scenario assumes, as noted above, a federal marginal tax rate of 39.1%, the second scenario assumes a New York State top marginal personal income tax rate of 6.85% for a combined effective tax rate of 43.27% (adjusted for the federal income tax benefit of deductible state and local taxes). The third scenario assumes a New York City top marginal personal income tax rate of 3.592% (which includes the additional New York City surcharge) in addition to the above federal and New York State tax rates, for a combined effective tax rate of 45.459% (adjusted for the federal income tax benefit of deductible state and local taxes). The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability and do not incorporate the 3% phase-out for itemized deductions.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM’s current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

         From time to time any Series may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, iMoneyNet, Inc.’s Money Fund Report, Barron’s, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter’s Personal Finance, and The Wall Street Journal.

         The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Series’ performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, repurchase agreements and information prepared by recognized mutual fund statistical services. The Trust may also compare a Series’ performance with that of other mutual funds with similar investment objectives.

         The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Series. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Series to calculate its performance data.

         A Series’ performance data will be based on historical results and is not intended to indicate future performance. A Series’ performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Series will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

         The Trust may also, at its discretion, from time to time make a list of a Series’ holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser’s views as to markets, the rationale for a Series’ investments and discussions of a Fund’s current holdings.

         In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to shareholders.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

•	cost associated with aging parents;

•	funding a college education (including its actual and estimated cost);

•	health care expenses (including actual and projected expenses);

•	long-term disabilities (including the availability of, and coverage provided by, disability insurance);

•	retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

•	asset allocation strategies and the benefits of diversifying among asset classes;

•	the benefits of international and emerging market investments;

•	the effects of inflation on investing and saving;

•	the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

•	measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

TAX INFORMATION

         Note: The following summary and the tax summary in the Prospectuses are not intended as a substitute for careful tax planning. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

         Each Series is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

         There are certain tax requirements that all Series must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Series may have to limit their investment activities in some types of instruments. In order to qualify as a regulated investment company, each Series must, among other things, (i) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the “90% Test”); and (ii) diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Series’ total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series’ total assets, and (b) not more than 25% of the value of the Series’ total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

         Each Series, as a regulated investment company, will not be subject to federal income tax on any of its taxable net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code’s timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than “net capital gain,” which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

         Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Series have been held by such shareholders, and also will not qualify for the corporate dividends-received deduction. A Series’ net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Series. At December 31, 2001, the following Series had approximately the following amounts of capital loss carryforwards:

	Amount	Year of Expiration

ILA Prime Obligations Portfolio	$1,000	2009

ILA Tax-Exempt Diversified Portfolio	$4,000	2008

ILA Tax-Exempt California Portfolio	$9,000	2007-2008

ILA Tax-Exempt New York	$7,000	2008

FS Tax-Free Money Market Fund	$2,000	2008

         Distributions paid by the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios or FS Tax-Free Fund from tax-exempt interest received by them and properly designated as “exempt-interest dividends” will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series’ total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. Tax-exempt distributions attributable to interest on certain “private activity bonds,” if any, received by a Series may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition, all tax-exempt distributions of the Series may be considered in computing the “adjusted current earnings” preference item of their corporate shareholders in determining the corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s social security or certain railroad retirement benefits are taxable. To the extent that the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earn other taxable income, any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of these Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

         In purchasing municipal obligations, the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund rely on opinions of nationally recognized bond counsel as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Series’ distributions attributable to interest the Series received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

         Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

         Certain Series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. However, neither the Series nor its shareholders will be able to claim foreign tax credits with respect to any such taxes.

         Redemptions (including exchanges) and other dispositions of shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a contingent deferred sales charge (“CDSC”) is imposed on the redemption or exchange of ILA Class B or Class C Shares. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. For example, any loss realized by a shareholder of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax Free Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Portfolio may be disallowed under the “wash sale” rules. Shareholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series’ shares is properly treated as a sale for tax purposes.

         All distributions (including exempt-interest dividends), whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Series will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who receive exempt-interest dividends and have not held their shares of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each shareholder should consult his or her own tax adviser to determine the tax consequences of an investment in a Series in the shareholder’s own state and locality.

         Shares of a Series that pays primarily exempt-interest dividends would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, and individual retirement accounts or other tax-qualified plans because such plans and accounts or other tax-qualified plans are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Series’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities, or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Non-U.S. persons who fail to furnish a Series with the proper IRS Form W-8 (i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at the specified rate of 30% for 2002 and 2003 on capital gain dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Series.

State and Local

         The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Series may have tax consequences for shareholders that are different from those of a direct investment in the Series’

securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

         Provided that the Series qualify as regulated investment companies and incur no federal income tax liability, the Series may still be subject to New York State and City minimum taxes, which are small in amount.

         California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay “exempt-interest dividends” which will be exempt from the California personal income tax.

         Individual shareholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law.

         Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.

         Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includible in income subject to the alternative minimum tax.

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the ILA Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

         New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes that portion of the exempt-interest dividends properly designated as such from the ILA Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes. Distributions from the ILA Tax-Exempt New York Portfolio which are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.

         Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and New York City personal income tax purposes in the hands of New York State and New York City residents.

         Shareholders should consult their tax advisers regarding the application of the provisions of tax law described in this Additional Statement in light of their particular tax situations.

         This discussion of the tax treatment of the Portfolio and its shareholders is based on the tax laws in effect as of the date of this Additional Statement.

ORGANIZATION AND CAPITALIZATION

         Each Series is a series of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997. The Series were each previously a series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

         The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to four classes of shares of each of the ILA Portfolios: ILA Shares, ILA

Administration Shares, ILA Service Shares and ILA Cash Management Shares. In addition, the Trustees have authorized a fifth and sixth class of shares, ILA Class B Shares and ILA Class C Shares, with respect to the Prime Obligations Portfolio. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to five classes of shares of each of the Financial Square Funds: FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares.

         Each ILA Share, ILA Administration Share, ILA Service Share, ILA Class B Share, ILA Class C Share, ILA Cash Management Share, FST Share, FST Service Share, FST Administration Share, FST Preferred Share and FST Select Share of a Series represents an equal proportionate interest in the assets belonging to that Series. It is contemplated that most shares (other than ILA Class B or Class C Shares) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. ILA Class B and Class C Shares generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Series of the Goldman Sachs mutual funds. ILA Shares and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution’s investors.

         ILA Administration Shares and FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain shareholder administration services to its customers, including maintenance of account records of its customers and processing orders to purchase, redeem and exchange ILA Administration Shares or FST Administration Shares.

         ILA Administration Shares of each ILA Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Shares. FST Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such shares.

         ILA Service Shares and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Shares or FST Service Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Service shares bear the cost of service fees and shareholder administration fees at the annual rate of up to .25% and .15%, respectively, of the average daily net assets attributable to ILA Service Shares. FST Service Shares of a Financial Square Fund bear the cost of service fees and shareholder administration fees at the annual rate of up to .25% and .25%, respectively, of the average daily net assets of such shares.

         FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange such Shares and provide services to its customers intended to facilitate or improve their understanding of the benefits and risks of a Fund. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to .10 of 1% of the average daily net assets of such shares of the particular Fund involved.

         FST Select Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including acting directly or through an agent, as the sole shareholder of record, maintaining account records of its customers and processing orders to purchase, redeem and exchange FST Select Shares. FST Select Shares of a Financial Square Fund bear the cost of service fees at an annual rate of up to .03 of 1% of the average daily net assets of such shares.

         ILA Class B Shares of the Prime Obligations Portfolio are sold subject to a CDSC up to 5.0%, and ILA Class C Shares are sold subject to a CDSC of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Shares are sold primarily through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to .75 of 1% of the average daily net assets attributable to ILA Class B and Class C Shares, respectively. ILA Class B and Class C Shares also bear the cost of service fees at an annual rate of up to .25 of 1% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Shares.

         ILA Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Cash Management Shares, responding to customer inquiries and assisting customers with investment procedures. ILA Cash Management Shares bear the cost of account service fees at an annual rate of up to .50% of the average daily net assets of the Series attributable to such shares. ILA Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of .50 of 1% of the average daily net assets attributable to ILA Cash Management Shares.

         In addition, each class of ILA Shares bears its own transfer agency expenses.

         It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Series. ILA Administration Shares, ILA Service Shares, ILA Class B Shares, ILA Class C Shares, ILA Cash Management Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares and FST Select Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged for shares of the same class of another Goldman Sachs Fund. Except as described above, the classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         When issued for the consideration described in the Series’ Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, serving or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Series available for distribution to the shareholders of such class. All shares are freely transferable and have no preemptive, subscription or conversion rights.

         In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series’ or shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

         The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such Series, such class or their shareholders. The Trustees consider such factors as they in their discretion deem appropriate in making such determination including (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to any other series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Prime Obligations Portfolio: Goldman Sachs & Co., 85 Broad Street, New York, NY 10004-2434 (17%); and Goldman Sachs Philanthropy Fund, 1 New York Plaza, Floor 40, New York, NY 10004-1901 (6%).

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Government Portfolio: The Oakmark Funds, Anne Regan, c/o Harris Associates, 2 N. LaSalle St., Chicago, IL 60602-3702 (33%); Goldman Sachs & Co., 85 Broad Street, New York, NY 10034-2456 (8%) .

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Treasury Obligations Portfolio: Hare & Co., c/o The Bank of New York, Attn.: Short-term Investments, 1 Wall Street, Floor 2, New York, NY 10286-0001 (78%); LaSalle Bank NA, Chicago Deferred Exchange, P.O. Box 1443, Chicago, IL 60690-1443 (7%).

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Treasury Instruments Portfolio: Hare & Co., c/o The Bank of New York, Attn.: Short-term Investments, 1 Wall Street, Floor 2, New York, NY 10286-0001 (68%); Thereon Biologics Corporation, 76 Rogers Street, Cambridge, MA 02142-1119 (5%).

         As of April 9, 2002, no entities owned of record or beneficially 5% or more of the outstanding shares of the : ILA Money Market Portfolio; ILA Federal Portfolio; ILA Tax-Exempt Diversified Portfolio; ILA Tax-Exempt California Portfolio; or ILA Tax-Exempt New York Portfolio.

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Prime Obligations Fund: Xerox Corporation, Attn. Eunice M. Filter, P.O. Box 1600, Stamford, CT 06904-1600 (11%).

         As of April 9, 2002, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Money Market Fund: Hare & Co., c/o The Bank of New York, Attn.: Short-term Investments, 1 Wall Street, Floor 2, New York, NY 10286-0001 (8%).

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Obligations Fund: Commerce Bank, as Trustee, Corporate Trust Services, 1701 Rt. 70 East, Cherry Hill, NJ 08003-2390 (10%); Comdisco Inc., Attn.: Caroline Walters, 6111 N. River Road, Rosemont, IL 60018-5158 (9%); Mori & Co., Attn.: Trust Operations, Commerce Bank of Kansas City, P.O. Box 13366, Kansas City, MO 64199-3366 (7%); Hare & Co., c/o The Bank of New York, Attn.: Short-term Investments, 1 Wall Street, Floor 2, New York, NY 10286-0001 (5%).

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Instruments Fund: City National Bank, Fiduciary for Various Accounts, Attn.: Trust OPS/ACM Funds, P.O. Box 60520, Los Angeles, CA 90060-0520 (17%); Harris Trust & Savings Bank, Attn: Elliott A. Yurman, Mutual Funds Unit-LLE, P.O. Box 71940, Chicago, IL 60694-1940 (15%); Esor & Co., c/o Associated Bank Green Bay, Attn.: Trust Operations, P.O. Box 19006, Green Bay, WI 54307-9006 (7%); Calhoun & Co., c/o Comerica Bank, Attn.: Fund Production Unit, Mail Code 3453, 411 W. Lafayette Blvd., 48226-3120 (7%).

         As of April 9, 2002, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Government Fund: Check Free Corporation, Attn.: Kevin Matsen, 4411 East Jones Rd., Norcross, CA 30092-1615 (14%); BancBoston, P.O. Box 2016, Boston, MA 02106 (6%).

         As of April 9, 2002, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Tax-Free Money Market Fund: Commerce Bank of Kansas City, NA, Attn.: Mutual Fund Processing, P.O. Box 13366, Kansas City, MO 64199-3366 (5%).

         As of April 9, 2002, no entities owned of record or beneficially 5% or more of the outstanding shares of the FS Federal Fund.

Shareholder and Trustee Liability

         Under Delaware law, the shareholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders of a Series may bring a derivative action on behalf of the Series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN AND SUBCUSTODIAN

         State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Series’ assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Series. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, independent accountants, 160 Federal Street, Boston, MA 02110, have been selected as accountants of the Series of the Trust for the fiscal year ending December 31, 2002. In addition to audit services, PricewaterhouseCoopers LLP will prepare the Series’ federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters. The financial statements of the Series for the fiscal years or periods ended on or before December 31, 1999, and the data set forth under “Financial Highlights” in the Prospectuses for the fiscal years or periods ended on or before December 31, 1999, were audited by the Series’ former accountants.

FINANCIAL STATEMENTS

         The audited financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the 2001 Annual Reports for the Financial Square Funds and the ILA Portfolios are hereby incorporated by reference. The financial statements in the Annual Reports for these Series have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other portions of the Series’ Annual Reports are incorporated herein by reference. A copy of the Annual Reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series’ Prospectus.

OTHER INFORMATION

         The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, service organizations and financial intermediaries (“Intermediaries”) in connection with the sale, distribution and/or servicing of shares of the Series. These payments (“Additional Payments”) would be in addition to the payments by the Series described in the Series’ Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an institution’s examination of the Series and payments for providing extra employee training and information relating to the Series; “listing” fees for the placement of the Series on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Series; “marketing support” fees for providing assistance in promoting the sale of the Series’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that additional sales bonuses or incentives will not exceed 0.50% of the amount of any sales.

         As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service, Shareholder Administration, or Select Plan described in the Prospectuses and the following sections. Certain Service organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

         The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

ADMINISTRATION PLANS

(ILA Administration,
FST Administration and FST Preferred Shares Only)

         The Trust, on behalf of each ILA Portfolio and Financial Square Fund, has adopted an administration plan with respect to the ILA Administration Shares (the “ILA Administration Plan”), FST Administration Shares (the “FST Administration Plan”) and FST Preferred Shares (the “FST Preferred Plan,” together with the ILA Administration Plan and the FST Administration Plan, the “Administration Plans”). The Administration Plans authorize the ILA Portfolios and Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares.

         Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with service organizations which purchase ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain account records for customers who beneficially own ILA Administration Shares, FST Administration Shares or FST Preferred Shares and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. In addition, with respect to ILA Administration Shares and FST Administration Shares, service organizations may agree to: (i) process dividend payments on behalf of customers, and (ii) perform other related services which do not constitute “personal and account maintenance services” within the meaning of the National Association of Securities Dealers, Inc.’s Conduct Rules.

         As compensation for such services, the Trust on behalf of each ILA Portfolio and Financial Square Fund pays each service organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Shares of each ILA Portfolio, .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Administration Shares, FST Administration Shares and FST Preferred Shares should be directed to the owners’ service organization.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to Service organizations was as follows:

	2001	2000	1999

ILA Prime Obligations Portfolio	$143,157	$73,504	$57,419

ILA Money Market Portfolio	514,172	142,101	53,223

ILA Treasury Obligations Portfolio	23,420	30,315	90,628

ILA Treasury Instruments Portfolio	33,518	50,634	127,026

ILA Government Portfolio	6,600	6,528	9,844

ILA Federal Portfolio	1,108,002	226,105	293,344

ILA Tax-Exempt Diversified Portfolio	354,288	124,154	48,148

ILA Tax-Exempt California Portfolio	79,633	25,393	19,940

ILA Tax-Exempt New York Portfolio	136,217	66,757	30,750

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to Service organizations was as follows:

	2001	2000	1999

FS Prime Obligations Fund	$5,916,863	$3,791,787	$1,608,204

FS Money Market Fund	1,239,269	1,115,735	1,171,166

FS Treasury Obligations Fund	3,736,162	3,289,240	2,716,747

FS Government Fund	2,479,853	1,512,730	1,241,755

FS Tax Free Fund	285,756	227,805	352,368

FS Treasury Instruments Fund	473,379	67,089	138,125

FS Federal Fund	2,339,589	1,811,824	1,541,602

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:

	2001	2000	1999

FS Prime Obligations Fund	$793,217	$435,875	$271,735

FS Money Market Fund	220,363	213,967	182,474

FS Treasury Obligations Fund	268,557	397,719	282,021

FS Government Fund	647,613	441,156	193,925

FS Tax Free Fund	13,695	32,449	45,428

FS Treasury Instruments Fund	41,373	595	92

FS Federal Fund	174,105	107,727	74,134

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Shares, FST Administration Shares and FST Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Shares, FST

Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Administration Plans or the related Service Agreements (the “Non-Interested Trustees”), most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on April 24, 2002. The Administration Plans and Service Agreements will remain in effect until May 1, 2003, and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

         An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Shares, FST Administration Shares and FST Preferred Shares of such Series.

SERVICE AND SHAREHOLDER ADMINISTRATION PLANS

(ILA Service Shares and FST Service Shares Only)

         The Trust has adopted a service plan and a separate shareholder administration plan on behalf of each Financial Square Fund with respect to the FST Shares (the “FST Plans”) and on behalf of each ILA Portfolio with respect to the ILA Service Shares (the “ILA Plans” and together with the FST Plans, the “Service Plans”). The Service Plans authorize the Series to compensate service organizations for providing personal and account maintenance services and certain shareholder administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or Financial Square Fund, enters into agreements with service organizations which purchase ILA Service Shares or FST Service Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

(i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Series; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

(ii) Shareholder administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the service organization’s customers; (b) establishing and maintaining individual accounts and records of customers who beneficially own ILA Service Shares or FST Service Shares; (c) processing customer orders to purchase, redeem and exchange ILA Service Shares or FST Service Shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of such ILA Service Shares or FST Service Shares; (e) processing dividend payments on behalf of customers; and (f) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the National Association of Securities Dealers, Inc.’s Conduct Rules.

         As compensation for such services, (i) the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .25% (on an annualized basis) and a shareholder administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Service Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets; and (ii) the Trust, on behalf of each Financial Square Fund, pays each service organization a service fee in an amount up to .25% (on an annualized basis) and a shareholder administration fee in an amount up to .25% (on an annualized basses) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Service Shares and FST Service Shares should be directed to the owners’ service organization.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of the fees paid by each ILA Portfolio then in existence to service organizations pursuant to the ILA Plans was as follows:

	2001	2000	1999

ILA Prime Obligations Portfolio	$521,363	$386,694	$417,319

ILA Money Market Portfolio	1,361,584	1,448,818	1,290,742

ILA Treasury Obligations Portfolio	3,551,645	1,341,792	234,094

ILA Treasury Instruments Portfolio	695,529	437,100	1,292,984

ILA Government Portfolio	214,372	241,575	366,922

ILA Federal Portfolio	1,075,851	1,114,485	1,110,241

ILA Tax-Exempt Diversified Portfolio	124,583	76,396	111,352

ILA Tax-Exempt California Portfolio	949	22,409	33,838

ILA Tax-Exempt New York Portfolio	4,287	227	0

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of fees paid by each Financial Square Fund to service organizations pursuant to the FST Plans was as follows:

	2001	2000	1999

FS Prime Obligations Fund	$5,432,515	$3,762,242	$2,388,719

FS Money Market Fund	2,103,663	1,923,682	1,792,922

FS Treasury Obligations Fund	3,816,336	2,712,036	2,620,099

FS Government Fund	2,604,608	1,572,949	3,617,320

FS Tax-Free Fund	388,709	318,134	275,997

FS Treasury Instruments Fund	337,325	223,983	91,522

FS Federal Fund	3,650,938	2,866,508	1,981,259

         The Trust has adopted each Service Plan (but not the Shareholder Administration Plan) pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Shares or FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Shares or FST Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Shares or FST Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Service Shares or FST Service Shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of the Non-Interested Trustees, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 24, 2002. The ILA Plan and FST Plan and related Service Agreements will remain in effect until May 1, 2003. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

         A Service Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Shares or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Shares or FST Service Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Shares and FST Service Shares of such Series.

SELECT PLAN

(FST Select Shares Only)

         The Trust, on behalf of the FS Prime Obligations, FS Money Market, FS Treasury Obligations, FS Treasury Instruments, FS Government, FS Federal and FS Tax-Free Funds has adopted a select plan with respect to the FST Select Shares (the “FST Select Plan “) which authorizes the Financial Square Funds to compensate service organizations for providing certain account administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Series, enters into agreements with service organizations that purchase FST Select Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain account records for customers who beneficially own FST Select Shares, and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to .03 of 1% (on an annualized basis) of the average daily net assets of the FST Select Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners’ service organizations.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of fees paid by each Financial Square Fund to service organizations pursuant to the FST Select Plan was as follows:

	2001	2000	1999

FS Prime Obligations Fund	$37,484	$11,388	N/A

FS Money Market Fund	12,362	1,532	N/A

FS Treasury Obligations Fund	633	—	N/A

FS Government Fund	8,586	710	N/A

FS Tax-Free Fund	—	—	N/A

FS Treasury Instruments Fund	527	—	N/A

FS Federal Fund	38,618	—	N/A

FST Select Shares commenced operations on January 31, 2000.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Select Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Select Shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of the Non-Interested Trustees, most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on the Select Plan and Service Agreements on April 24, 2002. The FST Select Plan and Service Agreements will remain in effect until May 1, 2003. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

         The Select Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the Non-Interested Trustees as described above or by vote of a majority of the outstanding FST Select Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees as described above or by a vote of a majority of the outstanding FST Select Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Select Plan are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Series and holders of FST Select Shares of such Series.

DISTRIBUTION AND SERVICE PLANS

         ILA Class B and Class C Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to ILA Class B and Class C Shares on behalf of the ILA Prime Obligations Portfolio (the “Distribution and Service Plans”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectus. The Plans finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class B or Class C Shares when investing in the Funds. In addition, the Plans are intended to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

         The Distribution and Service Plans were most recently approved on April 24, 2002 by a majority vote of the Trustees of the Trust, including a majority of the Non-Interested Trustees, cast in person at a meeting called for the purpose of approving the Distribution and Service Plans.

         The compensation for distribution services payable under the Distribution and Service Plans to Goldman Sachs may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Shares, respectively, of the ILA Prime Obligations Portfolio. In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 075% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

         Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to ILA Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares of their accounts or similar services not otherwise provided on behalf of the Funds. In connection with the sales of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

         The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and CDSC on ILA Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Shares. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to service organizations or other institutions for providing services in connection with the sale of Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Shares and Class C Shares. If such fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio’s Class B Shares to and Class C Shares to Goldman Sachs was as follows:

	2001	2000	1999

ILA Prime Obligation Fund

Class B Shares	$263,288	$146,361	$163,044

Class C Shares	135,062	82,638	66,091

         During the fiscal year ended December 31, 2001, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan of the ILA Prime Obligations Portfolio with respect to ILA Class B Shares and ILA Class C Shares, respectively: compensation to dealers, $213,791 and $159,795; compensation and expenses of the Distributor and its sales personnel, $12,003 and $5,005; allocable overhead, telephone and travel expenses, $7,061 and $3,586; printing and mailing of prospectuses to other than current shareholders, $93 and $48; and preparation and distribution of sales literature and advertising, $462 and $374. These amounts reflect expenses incurred by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Distribution and Service Plan. The payments under the Distribution and Service Plan were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis. Compensation to dealers includes advance commissions paid to dealers of 4% on ILA Class B Shares and 1% on ILA Class C Shares which are considered deferred assets and amortized over a period of 6 years and one year (or until redemption), respectively, for such classes. The amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

         The Distribution and Service Plans will remain in effect until May 1, 2003 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Shareholders, as applicable, of the affected Portfolio and Share class. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the Non-Interested Trustees or by vote of a majority of the Class B or Class C Shares, as applicable, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust’s Board of Trustees and no successor plan were adopted, the Series would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Series and their respective Shareholders.

         Cash Management Shares Distribution Plan and Service Plan. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the “Cash Management Distribution Plan”). The Trust has also adopted a separate service plan with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the “Cash Management Service Plan” and together with the Cash Management Distribution Plan, the “Plans”).

         The Plans were most recently approved on April 24, 2002 on behalf of each ILA Portfolio by a majority vote of the Trust’s Board of Trustees, including a majority of the Non-Interested Trustees, cast in person at a meeting called for the purpose of approving the Plans. The Plans will remain in effect until May 1, 2003 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the Non-Interested Trustees. Neither Plan may be amended to increase materially the amount to be spent for the services described therein as to a particular Series without approval of a majority of the outstanding ILA Cash Management Shareholders of that Portfolio. All material amendments to the Plans must also be approved by the Board of Trustees of the Trust in the manner described above. The Plans may be terminated at any time without payment of any penalty by a vote of the majority of the Non-Interested Trustees or by vote of a majority of the ILA Cash Management Shares of the applicable Portfolio. So long as the Plans are in effect, the selection and nomination of Non-Interested Trustees shall be committed to the discretion of the Non-Interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the applicable Portfolios and their respective Shareholders.

         The compensation payable under the Cash Management Distribution Plan may not exceed 0.50% per annum of the average daily net assets attributable to ILA Cash Management Shares of the ILA Portfolios. As of the date of this Additional Statement, Goldman Sachs was voluntarily limiting a portion of the fees payable under the Plan. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of the distribution fees paid by each ILA Portfolio then in existence pursuant to the Cash Management Shares Distribution Plan was as follows:

	2001	2000	1999

ILA Prime Obligations Portfolio	$20,722	$68,920	$1

ILA Money Market Portfolio	276,587	83,915	1

ILA Treasury Obligations Portfolio	1,550	438	0

ILA Treasury Instruments Portfolio	11,302	1,085	0

ILA Government Portfolio	17,798	5,102	9

ILA Federal Portfolio	738,749	132,052	0

ILA Tax-Exempt Diversified Portfolio	198,307	55,838	1

ILA Tax-Exempt California Portfolio	54,307	20,394	1

ILA Tax-Exempt New York Portfolio	21,695	1,940	1

         Goldman Sachs may pay up to the entire amount of its fee under the Cash Management Distribution Plan to service organizations or other institutions for providing services in connection with the sale of ILA Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

         The Cash Management Distribution Plan is a compensation plan which provides for the payment of a specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If the Cash Management Distribution Plan was terminated by the Trust’s Board of Trustees and no successor plan were adopted, the ILA Portfolios would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

         Pursuant to the Cash Management Service Plan, the Trust, on behalf of each ILA Portfolio, enters into agreements with service organizations which purchase ILA Cash Management Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers; (ii) maintain account records for customers who beneficially own ILA Cash Management Shares; (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions; (iv) provide facilities to answer questions and handle correspondence from customers regarding their accounts; (v) issue, or assist in issuing, confirmations for transactions in shares by customers; (vi) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (vii) display and make prospectuses available on the service organization’s premises; (viii) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; (ix) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; (x) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (xi) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations, (xii) facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (xiii) develop, maintain and support systems necessary to support ILA Cash Management Shares.

         As compensation for such services, the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the ILA Cash Management Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of an ILA Portfolio, accrues payments made to a service organization pursuant to a Service Agreement daily. The Service Agreements shall terminate automatically if assigned. All inquiries of beneficial owners of ILA Cash Management Shares should be directed to the owners’ service organization.

         For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the amount of the fees paid by each ILA Portfolio then in existence pursuant to the Cash Management Shares Service Plan was as follows:

	2001	2000	1999

ILA Prime Obligations Portfolio	$148,016	$492,225	$8

ILA Money Market Portfolio	1,975,622	599,838	8

ILA Treasury Obligations Portfolio	11,074	3,127	0

ILA Treasury Instruments Portfolio	80,727	7,747	0

ILA Government Portfolio	127,126	36,441	67

ILA Federal Portfolio	5,276,779	943,226	0

ILA Tax-Exempt Diversified Portfolio	1,418,396	401,066	8

ILA Tax-Exempt California Portfolio	391,057	145,669	8

ILA Tax-Exempt New York Portfolio	154,968	13,857	8

         The Trust has adopted the Cash Management Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Cash Management Service Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Cash Management Shares.

However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Cash Management Service Plan.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Cash Management Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Cash Management Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Cash Management Shares on behalf of their customers may be required to register as dealers.

APPENDIX A

DESCRIPTION OF DEBT SECURITIES RATINGS

Short-Term Credit Ratings

         A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

         “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

         “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

         Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

         “Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         “Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

         “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor’s for long-term issues:

         “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

         “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

         “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

         “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         —  PLUS (+) OR MINUS (-) — The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody’s for long-term debt:

         “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

         “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         “BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

         Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

         Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

         Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

         “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         In municipal debt issuance Moody’s rating categories for short-term obligations that are considered investment grade are designated Moody’s Investment Grade (“MIG”). In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

         “MIG-1”/“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         “MIG-2”/“VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

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         Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.
         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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GOLDMAN, SACHS & CO.’S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client service.

•	With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

•	The number one underwriter of all international equity issues from 1989-2001.

•	The number one lead manager of U.S. common stock offerings from 1989-2001.*

•	The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.

*	Source: Securities Data Corporation. Common stock ranking excludes REITS, Investment Trusts and Rights. Rankings based on dollar volume issued.

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GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 96 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1981	Enters money market mutual fund business for institutional clients

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Dow Jones Industrial Average breaks 7000

Goldman Sachs Asset Management increases assets under management by 100% over 1996

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1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new mutual fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

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